UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number          811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112
(Address of principal executive offices)              (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:          (212) 632-6000

Date of fiscal year end:         12/31

Date of reporting period:       12/31/14

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds Annual Report

December 31, 2014

Alternative Funds

Lazard Fundamental Long/Short Portfolio

Lazard Enhanced Opportunities Portfolio

Lazard Master Alternatives Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overview

5	Performance Overview

6	Information About Your Portfolio’s Expenses

7	Portfolio Holdings Presented by Sector

8	Portfolios of Investments

8	Lazard Fundamental Long/Short Portfolio

11	Lazard Enhanced Opportunities Portfolio

12	Lazard Master Alternatives Portfolio

15	Notes to Portfolios of Investments

16	Statements of Assets and Liabilities

17	Statements of Operations

18	Statements of Changes in Net Assets

19	Financial Highlights

22	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Board of Directors and Officers Information

32	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2014, global equity markets were supported by low interest rates and declining bond yields but their overall gains were tempered by growth concerns and currency volatility. US stocks gained steadily over the year despite the discontinuation of US quantitative easing in October. International equity markets rose slightly in local currency terms but, for US dollar-based investors, returns were negative due to the dollar’s broad strength. Political and economic instability in Ukraine, Russia, and Greece, along with the effects of weaker commodity prices, held back returns in emerging markets. On the other hand, progress on structural reforms could unlock pent-up potential in countries such as India, Indonesia, and China.

Globally, fixed income markets rallied as interest rates in many countries trended lower for most of 2014. In the emerging markets, US dollar-denominated debt outperformed local currency debt for a fourth consecutive year. Meanwhile, the decline in the price of oil led to significant underperformance in the debt of countries that are heavily dependent on oil exports. In general, lower oil prices should be economically favorable for many countries as it can boost consumer spending and strengthen national finances.

At Lazard Asset Management LLC, we remain focused on active management and are committed to leveraging our strengths in pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, achieve your financial goals. Over the years, we understand that your investment preferences may change as markets evolve and as asset classes mature. With this in mind, we launched seven new mutual funds in 2014 across the alternatives, equity, and currency asset classes. We believe these funds may offer our clients’ new avenues of return. As always, we appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overview

US Equities

US markets rose during the period as the underlying foundations of the US economic recovery continued to strengthen. Deleveraging resumed with debt-to-GDP ratios improving for the private and public sectors, and household assets and consumer net worth continuing to rise. Job growth also accelerated, with non-farm payrolls growing by over 200,000 per month from May to December, reducing the unemployment rate to 5.6%, below its long-term average. Oil prices fell to multi-year lows in the latter-half of the period, a development that many speculate will have a net-positive effect on the US economy, as cheaper gasoline prices are expected to drive consumer spending. It is important to note that tapering, which began in January, ended in October with little reaction from the market. The debate has since moved to when tightening will begin, but investors have been encouraged by comments from the US Federal Reserve that suggested that interest rates will remain low until the economic outlook shows further improvement.

Lazard Fundamental Long/Short Portfolio

For the period since inception on April 30, 2014 through December 31, 2014, the Lazard Fundamental Long/Short Portfolio’s Institutional Shares posted a total return of 14.15%, while Open Shares posted a total return of 14.05%, as compared with the 10.85% return for the S&P 500® Index.

A long position in medical-device maker CareFusion contributed to performance, as shares rose after Becton Dickinson announced plans to acquire the company for $12.2 billion. We sold our position in October after the announcement, as the stock approached our target valuation. A long position in American Airlines also helped returns, as shares rose after the company reported quarterly earnings above expectations and management raised its earnings guidance for the year, citing better revenues and lower fuel costs. The Portfolio was also helped by a long position in Advance Auto Parts, as shares rose after the company reported quarterly earnings that exceeded expectations and management raised its guidance for the year, citing strong comparable-store sales.

In contrast, the Portfolio was hurt by a long position in utilities and communications contractor MasTec. Shares of the company fell after management lowered its guidance for the second quarter, citing unexpected delays in wireless project spending. We sold our position in June after the announcement, as a reevaluation of our scenarios indicated a higher likelihood of our bear case materializing. A long position in customer management services provider Convergys also hurt returns, as shares fell after the company reported quarterly earnings below expectations, with slow revenue growth impacting results. We sold our position in August as synergies from the company’s acquisition of Stream failed to materialize as we had expected. A long position in Eastman Chemical also detracted from performance, as shares fell amid declining oil prices.

In aggregate, the Portfolio’s short positions modestly detracted from returns, as the market rose 10.8% since the Portfolio’s inception (04/30/14) through year end. Among the larger short detractors was a position in apparel retailer American Eagle Outfitters. Shares rose after the company reported second quarter earnings that exceeded expectations, driven by better-than-expected sales and expense control. We exited our position in August, as we saw opportunities with better risk/reward elsewhere. The Portfolio was also hurt by a short position in mutual fund company Eaton Vance, as shares rose after the company reported strong fourth quarter earnings, led by higher investment fees.

New Funds Launched: Lazard Enhanced Opportunities Portfolio and Lazard Master Alternatives Portfolio

We are pleased to announce the December 31, 2014 launch of two new alternatives funds in the Lazard Funds family, namely the Lazard Enhanced Opportunities Portfolio and the Lazard Master Alternatives Portfolio. While Portfolio commentaries are not available for this shareholder report because of the December 31 launch dates, we look forward to providing you with performance reviews of these Portfolios in the June 30, 2015 Lazard Funds Semi-Annual Report.

Annual Report  3

Notes to Investment Overview:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

4  Annual Report

The Lazard Funds, Inc. Performance Overview

Lazard Fundamental Long/Short Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Fundamental Long/Short Portfolio, S&P 500® Index and HFRX Equity Hedge® Index*

Total Returns*

Period Ended December 31, 2014

	Since
	Inception	†
Institutional Shares**	14.15%
Open Shares**	14.05%
S&P 500 Index	10.85%
HFRX Equity Hedge Index	1.61%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The HFRX Equity Hedge Index tracks the strategy, also known as long/short equity, that combines core long holdings of equities with short sales of stock or stock index options. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

Annual Report  5

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2014 through December 31, 2014 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio During Period 7/1/14 - 12/31/14

Fundamental Long/Short†
Institutional Shares
Actual	$1,000.00	$1,141.50	$17.25	3.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.07	$16.21	3.20%
Open Shares
Actual	$1,000.00	$1,140.50	$18.32	3.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,008.07	$17.21	3.40%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
†	The annualized expense ratios include broker expense and dividend expense on securities sold short.

6  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2014

	Lazard Fundamental Long/Short Portfolio		Lazard Enhanced Opportunities	Lazard Master Alternatives Portfolio
Sector*	Long	Short	Portfolio	Long	Short

Consumer Discretionary	12.6%	-14.6%	—%	19.7%	-13.2%
Consumer Staples	—	-6.9	9.1	2.6	-11.4
Energy	0.9	-4.5	—	1.1	-3.5
Financials	12.4	-25.8	—	24.8	-20.1
Health Care	12.8	-17.3	—	18.9	-20.2
Industrials	8.3	-12.6	45.5	11.8	-13.3
Information Technology	9.2	-15.4	—	11.3	-14.8
Materials	3.5	-2.9	45.4	7.6	-3.5
Telecommunication Services	—	—	—	1.3	—
Utilities	—	—	—	0.9	—
Short-Term Investments	40.3	—	—	—	—
Total Investments	100.0%	-100.0%	100.0%	100.0%	-100.0%

*	Represents percentage of total investments.

Annual Report  7

The Lazard Funds, Inc. Portfolios of Investments December 31, 2014

Description	Shares	Value

Lazard Fundamental Long/Short Portfolio

Common Stocks | 92.3%

Agriculture | 1.9%
Monsanto Co.	7,965	$951,579

Banking | 4.9%
Fifth Third Bancorp	45,831	933,807
Signature Bank (a), (c)	12,642	1,592,386
		2,526,193
Chemicals | 3.6%
Eastman Chemical Co. (c)	17,910	1,358,653
Tronox, Ltd., Class A	19,722	470,961
		1,829,614
Commercial Services | 5.3%
Blackhawk Network Holdings, Inc. (a), (c)	31,964	1,204,723
MDC Partners, Inc., Class A	67,150	1,525,648
		2,730,371
Energy Exploration & Production | 0.7%
EQT Corp.	4,648	351,854

Energy Services | 0.8%
HollyFrontier Corp.	10,545	395,227

Financial Services | 10.3%
American Express Co. (c)	19,664	1,829,539
Intercontinental Exchange, Inc. (c)	5,311	1,164,649
MasterCard, Inc., Class A	6,202	534,364
TAL International Group, Inc.	16,130	702,784
The Charles Schwab Corp. (c)	34,823	1,051,306
		5,282,642
Health Services | 5.7%
Brookdale Senior Living, Inc. (a), (c)	25,881	949,056
Quintiles Transnational Holdings, Inc. (a), (c)	22,728	1,337,997
UnitedHealth Group, Inc.	6,398	646,774
		2,933,827
Insurance | 6.3%
The Hartford Financial Services Group, Inc. (c)	40,921	1,705,997
Voya Financial, Inc. (c)	35,527	1,505,634
		3,211,631
Leisure & Entertainment | 2.8%
Viacom, Inc., Class B (c)	18,978	1,428,094
Description	Shares	Value

Manufacturing | 6.6%
Honeywell International, Inc. (c)	20,124	$2,010,790
Joy Global, Inc.	8,554	397,932
Rockwell Automation, Inc.	8,600	956,320
		3,365,042
Medical Products | 4.5%
McKesson Corp. (c)	6,528	1,355,082
Natus Medical, Inc. (a)	26,862	968,107
		2,323,189
Pharmaceutical & Biotechnology | 9.5%
Mylan, Inc. (a), (c)	25,279	1,424,977
Teva Pharmaceutical Industries, Ltd. Sponsored ADR (c)	25,362	1,458,569
United Therapeutics Corp. (a)	7,255	939,450
Vertex Pharmaceuticals, Inc. (a)	8,445	1,003,266
		4,826,262
Retail | 13.6%
Advance Auto Parts, Inc. (c)	8,751	1,393,859
AutoZone, Inc. (a), (c)	1,741	1,077,871
Dick’s Sporting Goods, Inc. (c)	32,263	1,601,858
Kohl’s Corp. (c)	29,609	1,807,333
Ross Stores, Inc. (c)	11,510	1,084,933
		6,965,854
Semiconductors & Components | 5.2%
Maxim Integrated Products, Inc.	15,762	502,335
NXP Semiconductors NV (a), (c)	14,454	1,104,286
Xerox Corp. (c)	76,277	1,057,199
		2,663,820
Technology | 2.4%
Citrix Systems, Inc. (a), (c)	18,929	1,207,670

Technology Hardware | 3.3%
Cisco Systems, Inc.	26,563	738,850
EMC Corp.	30,991	921,672
		1,660,522
Transportation | 4.9%
American Airlines Group, Inc. (c)	28,699	1,539,127
XPO Logistics, Inc. (a)	23,626	965,831
		2,504,958
Total Common Stocks (Identified cost $45,329,229)		47,158,349

The accompanying notes are an integral part of these financial statements.

8  Annual Report

Description	Shares	Value

Lazard Fundamental Long/Short Portfolio (continued)

Short-Term Investment | 62.2%
State Street Institutional Treasury Money Market Fund (Identified cost $31,780,276)	31,780,276	$31,780,276

Total Common Stocks and Short-Term Investment (Identified cost $77,109,505)		78,938,625

Securities Sold Short | (56.0)%

Banking | (3.0)%
US Bancorp	(17,401)	(782,175)
Valley National Bancorp	(31,096)	(301,942)
Westamerica Bancorp.	(9,521)	(466,719)
		(1,550,836)
Chemicals | (0.8)%
International Flavors & Fragrances, Inc.	(3,914)	(396,723)

Commercial Services | (3.9)%
Fastenal Co.	(10,385)	(493,911)
MSC Industrial Direct Co., Inc., Class A	(5,070)	(411,938)
The Western Union Co.	(31,228)	(559,293)
WW Grainger, Inc.	(2,081)	(530,426)
		(1,995,568)
Computer Software | (1.7)%
SAP SE Sponsored ADR	(12,426)	(865,471)

Energy Services | (2.5)%
Core Laboratories NV	(3,882)	(467,160)
Helmerich & Payne, Inc.	(6,776)	(456,838)
Oceaneering International, Inc.	(6,189)	(363,975)
		(1,287,973)
Financial Services | (8.1)%
Affiliated Managers Group, Inc. (a)	(2,540)	(539,090)
Eaton Vance Corp.	(13,624)	(557,630)
Manning & Napier, Inc.	(28,788)	(397,850)
Principal Financial Group, Inc.	(10,247)	(532,229)
T Rowe Price Group, Inc.	(14,733)	(1,264,975)
The Goldman Sachs Group, Inc.	(4,444)	(861,381)
		(4,153,155)
Forest & Paper Products | (0.9)%
Bemis Co., Inc.	(9,946)	(449,659)
Description	Shares	Value

Health Services | (3.4)%
Express Scripts Holding Co. (a)	(5,541)	$(469,157)
Laboratory Corp. of America Holdings (a)	(3,910)	(421,889)
Owens & Minor, Inc.	(15,107)	(530,407)
Quest Diagnostics, Inc.	(4,691)	(314,578)
		(1,736,031)
Household & Personal Products | (1.8)%
The Estee Lauder Cos., Inc., Class A	(6,783)	(516,865)
The Procter & Gamble Co.	(4,466)	(406,808)
		(923,673)
Insurance | (3.3)%
Assurant, Inc.	(7,935)	(542,992)
The Chubb Corp.	(5,527)	(571,879)
The Travelers Cos., Inc.	(5,265)	(557,300)
		(1,672,171)
Leisure & Entertainment | (2.2)%
CBS Corp., Class B	(12,454)	(689,205)
Darden Restaurants, Inc.	(7,529)	(441,425)
		(1,130,630)
Manufacturing | (3.2)%
AGCO Corp.	(9,438)	(426,598)
Deere & Co.	(5,559)	(491,805)
Terex Corp.	(12,281)	(342,394)
Trinity Industries, Inc.	(12,940)	(362,449)
		(1,623,246)
Medical Products | (0.9)%
Halyard Health, Inc. (a)	(10,565)	(480,390)

Pharmaceutical & Biotechnology | (5.4)%
Bio-Rad Laboratories, Inc., Class A (a)	(2,262)	(272,707)
Gilead Sciences, Inc. (a)	(7,522)	(709,024)
Haemonetics Corp. (a)	(9,781)	(366,005)
Keryx Biopharmaceuticals, Inc. (a)	(26,173)	(370,348)
Pharmacyclics, Inc. (a)	(2,257)	(275,941)
Seattle Genetics, Inc. (a)	(9,716)	(312,175)
Waters Corp. (a)	(3,784)	(426,532)
		(2,732,732)
Retail | (8.0)%
Bed Bath & Beyond, Inc. (a)	(8,147)	(620,557)
Conn’s, Inc. (a)	(21,519)	(402,190)
Dillard’s, Inc., Class A	(3,057)	(382,675)
Nordstrom, Inc.	(5,469)	(434,184)
The Gap, Inc.	(16,441)	(692,330)
Under Armour, Inc. Class A (a)	(7,694)	(522,423)
Wal-Mart Stores, Inc.	(12,228)	(1,050,141)
		(4,104,500)

The accompanying notes are an integral part of these financial statements.

Annual Report  9

Description	Shares	Value

Lazard Fundamental Long/Short Portfolio (concluded)

Semiconductors & Components | (1.9)%
Altera Corp.	(10,980)	$(405,601)
Analog Devices, Inc.	(5,499)	(305,304)
Linear Technology Corp.	(6,258)	(285,365)
		(996,270)
Technology | (1.6)%
Amdocs, Ltd.	(8,795)	(410,331)
NetScout Systems, Inc. (a)	(10,584)	(386,739)
		(797,070)
Technology Hardware | (2.3)%
Arista Networks, Inc.	(5,710)	(346,939)
International Business Machines Corp.	(5,190)	(832,684)
		(1,179,623)
Description	Shares	Value

Transportation | (1.1)%
United Parcel Service, Inc., Class B	(5,054)	$(561,853)

Total Securities Sold Short (Proceeds $28,240,461)		(28,637,574)

Total Investments | 98.5% (Identified cost and short proceeds $48,869,044) (b)		$50,301,051

Cash and Other Assets in Excess of Liabilities | 1.5%		779,938

Net Assets | 100.0%		$51,080,989

The accompanying notes are an integral part of these financial statements.

10  Annual Report

Description	Shares	Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 1.1%

Canada | 0.1%
Cott Corp.	717	$4,933

United States | 1.0%
AK Steel Holding Corp. (a)	4,165	24,740
American Airlines Group, Inc.	463	24,831
		49,571
Total Common Stocks (Identified cost $55,076)		54,504
Description	Value

Total Investments | 1.1% (Identified cost $55,076) (b)	$54,504

Cash and Other Assets in Excess of Liabilities | 98.9%	4,944,627

Net Assets | 100.0%	$4,999,131

The accompanying notes are an integral part of these financial statements.

Annual Report  11

Description	Shares	Value

Lazard Master Alternatives Portfolio (d)

Common Stocks | 45.3%

Agriculture | 1.1%
Monsanto Co.	1,543	$184,342

Automotive | 0.7%
Plastic Omnium SA (France)	4,449	120,825

Banking | 3.9%
BNP Paribas SA (France)	1,143	67,167
China Construction Bank Corp., Class H (China)	124,000	100,604
Chongqing Rural Commercial Bank Co., Ltd. Class H (China)	101,000	61,823
Fifth Third Bancorp	7,509	152,996
Piraeus Bank SA (Greece) (a)	40,705	44,782
Signature Bank (a)	1,808	227,736
		655,108
Chemicals | 1.2%
Eastman Chemical Co.	2,009	152,403
Tronox, Ltd., Class A	2,209	52,751
		205,154
Commercial Services | 2.6%
Altus Group, Ltd. (Canada)	1,300	23,286
Blackhawk Network Holdings, Inc. (a)	3,589	135,269
MDC Partners, Inc., Class A	7,520	170,854
Publicis Groupe SA (France)	1,440	103,762
		433,171
Electric | 0.4%
Infinis Energy PLC (United Kingdom)	20,417	69,940

Energy Exploration & Production | 0.3%
EQT Corp.	566	42,846

Energy Services | 0.3%
HollyFrontier Corp.	1,177	44,114

Financial Services | 4.5%
American Express Co.	2,204	205,060
Capital Southwest Corp.	898	34,043
Euronext NV (Netherlands) (a)	1,496	47,732
ING Groep NV (Netherlands) (a)	6,748	87,495
Intercontinental Exchange, Inc.	596	130,697
Description	Shares	Value

MasterCard, Inc., Class A	695	$59,881
TAL International Group, Inc.	1,807	78,731
The Charles Schwab Corp.	3,894	117,560
		761,199
Food & Beverages | 1.2%
Associated British Foods PLC (United Kingdom)	1,110	53,930
Cott Corp. (Canada)	731	5,029
Kellogg Co.	720	47,117
Oceana Group, Ltd. (South Africa)	2,643	24,340
Sysco Corp.	1,775	70,450
		200,866
Forest & Paper Products | 0.9%
Nampak, Ltd. (South Africa)	24,398	91,803
Pact Group Holdings, Ltd. (Australia)	14,786	52,299
		144,102
Health Services | 2.2%
Brookdale Senior Living, Inc. (a)	2,899	106,306
Mediclinic International, Ltd. (South Africa)	4,490	38,811
Quintiles Transnational Holdings, Inc. (a)	2,550	150,119
UnitedHealth Group, Inc.	719	72,684
		367,920
Insurance | 3.5%
Genworth MI Canada, Inc. (Canada)	700	22,281
Insurance Australia Group, Ltd. (Australia)	7,043	35,708
Prudential PLC (United Kingdom)	4,060	93,429
St James’s Place PLC (United Kingdom)	6,207	78,005
The Hartford Financial Services Group, Inc.	4,584	191,107
Voya Financial, Inc.	3,979	168,630
		589,160
Leisure & Entertainment | 1.9%
Cineplex, Inc. (Canada)	1,500	57,880
McDonald’s Corp.	564	52,847
UBM PLC (United Kingdom)	6,803	50,774
Viacom, Inc., Class B	2,127	160,057
		321,558
Manufacturing | 2.7%
Alstom SA (France) (a)	2,360	76,231
Honeywell International, Inc.	2,256	225,420
Joy Global, Inc.	963	44,799
Rockwell Automation, Inc.	966	107,419
		453,869

The accompanying notes are an integral part of these financial statements.

12   Annual Report

Description	Shares	Value

Lazard Master Alternatives Portfolio (d) (continued)

Medical Products | 1.8%
Baxter International, Inc.	655	$48,005
McKesson Corp.	731	151,741
Natus Medical, Inc. (a)	3,006	108,336
		308,082
Metals & Mining | 0.3%
AK Steel Holding Corp. (a)	4,165	24,740
Western Areas, Ltd. (Australia)	6,270	19,243
		43,983
Pharmaceutical & Biotechnology | 4.5%
Mylan, Inc. (a)	2,834	159,752
Shire PLC (United Kingdom)	344	24,339
Teva Pharmaceutical Industries, Ltd. Sponsored ADR (Israel)	4,131	237,574
United Therapeutics Corp. (a)	1,181	152,928
Vertex Pharmaceuticals, Inc. (a)	947	112,504
Zoetis, Inc.	1,793	77,153
		764,250
Retail | 4.6%
Advance Auto Parts, Inc.	981	156,254
AutoZone, Inc. (a)	195	120,726
Dick’s Sporting Goods, Inc.	3,620	179,733
Kohl’s Corp.	3,315	202,347
Ross Stores, Inc.	1,287	121,313
		780,373
Semiconductors & Components | 2.1%
Maxim Integrated Products, Inc.	3,294	104,980
NXP Semiconductors NV (Netherlands) (a)	1,621	123,844
Xerox Corp.	8,552	118,531
		347,355
Technology | 0.8%
Citrix Systems, Inc. (a)	2,123	135,447

Technology Hardware | 1.4%
Cisco Systems, Inc.	2,969	82,583
EMC Corp.	3,473	103,287
MacDonald Dettwiler & Associates, Ltd. (Canada)	700	57,208
		243,078
Telecommunications | 0.6%
Koninklijke KPN NV (Netherlands)	29,976	94,508
Description	Shares	Value

Transportation | 1.8%
American Airlines Group, Inc.	3,676	$197,144
XPO Logistics, Inc. (a)	2,650	108,332
		305,476
Total Common Stocks (Identified cost $7,689,576)		7,616,726

Securities Sold Short | (24.4)%

Banking | (1.0)%
US Bancorp	(1,955)	(87,877)
Valley National Bancorp	(3,503)	(34,014)
Westamerica Bancorp.	(1,065)	(52,207)
		(174,098)
Chemicals | (0.6)%
International Flavors & Fragrances, Inc.	(926)	(93,859)

Commercial Services | (1.7)%
Fastenal Co.	(1,166)	(55,455)
MSC Industrial Direct Co., Inc., Class A	(875)	(71,094)
The Western Union Co.	(3,506)	(62,792)
WW Grainger, Inc.	(352)	(89,721)
		(279,062)
Computer Software | (0.6)%
SAP SE Sponsored ADR (Germany)	(1,395)	(97,162)

Energy Services | (0.9)%
Core Laboratories NV (Netherlands)	(435)	(52,348)
Helmerich & Payne, Inc.	(758)	(51,104)
Oceaneering International, Inc.	(694)	(40,814)
		(144,266)
Financial Services | (2.8)%
Affiliated Managers Group, Inc. (a)	(283)	(60,064)
Eaton Vance Corp.	(1,523)	(62,336)
Manning & Napier, Inc.	(3,214)	(44,417)
Principal Financial Group, Inc.	(1,154)	(59,939)
T Rowe Price Group, Inc.	(1,652)	(141,841)
The Goldman Sachs Group, Inc.	(499)	(96,721)
		(465,318)
Food & Beverages | (0.8)%
The Hain Celestial Group, Inc. (a)	(828)	(48,264)
Want Want China Holdings, Ltd. (China)	(74,000)	(95,606)
		(143,870)
Forest & Paper Products | (0.3)%
Bemis Co., Inc.	(1,120)	(50,635)

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Description	Shares	Value

Lazard Master Alternatives Portfolio (d) (concluded)

Health Services | (1.1)%
Express Scripts Holding Co. (a)	(623)	$(52,750)
Laboratory Corp. of America Holdings (a)	(438)	(47,260)
Owens & Minor, Inc.	(1,696)	(59,547)
Quest Diagnostics, Inc.	(523)	(35,072)
		(194,629)
Household & Personal Products | (1.2)%
The Estee Lauder Cos., Inc., Class A	(1,480)	(112,776)
The Procter & Gamble Co.	(1,023)	(93,185)
		(205,961)
Insurance | (1.1)%
Assurant, Inc.	(893)	(61,108)
The Chubb Corp.	(621)	(64,255)
The Travelers Cos., Inc.	(591)	(62,557)
		(187,920)
Leisure & Entertainment | (0.7)%
CBS Corp., Class B	(1,392)	(77,033)
Darden Restaurants, Inc.	(845)	(49,543)
		(126,576)
Manufacturing | (1.6)%
AGCO Corp.	(1,063)	(48,048)
Deere & Co.	(1,561)	(138,102)
Terex Corp.	(1,377)	(38,391)
Trinity Industries, Inc.	(1,457)	(40,810)
		(265,351)
Medical Products | (0.3)%
Halyard Health, Inc. (a)	(1,185)	(53,882)

Pharmaceutical & Biotechnology | (3.4)%
Bio-Rad Laboratories, Inc., Class A (a)	(252)	(30,381)
Gilead Sciences, Inc. (a)	(844)	(79,555)
Haemonetics Corp. (a)	(1,091)	(40,825)
iShares Nasdaq Biotechnology ETF	(638)	(193,537)
Keryx Biopharmaceuticals, Inc. (a)	(4,814)	(68,118)
Pharmacyclics, Inc. (a)	(357)	(43,647)
Sanofi (France)	(309)	(27,913)
Seattle Genetics, Inc. (a)	(1,505)	(48,356)
Waters Corp. (a)	(422)	(47,568)
		(579,900)
Description	Shares	Value

Retail | (3.2)%
Bed Bath & Beyond, Inc. (a)	(911)	$(69,391)
Conn’s, Inc. (a)	(2,425)	(45,323)
Dillard’s, Inc., Class A	(544)	(68,098)
Hermes International (France)	(13)	(4,587)
LVMH Moet Hennessy Louis Vuitton SA (France)	(273)	(42,790)
Nordstrom, Inc.	(610)	(48,428)
The Gap, Inc.	(1,840)	(77,482)
Under Armour, Inc. Class A (a)	(861)	(58,462)
Wal-Mart Stores, Inc.	(1,368)	(117,484)
		(532,045)
Semiconductors & Components | (1.1)%
Altera Corp.	(1,228)	(45,362)
Analog Devices, Inc.	(1,130)	(62,738)
Linear Technology Corp.	(705)	(32,148)
NVIDIA Corp.	(2,060)	(41,303)
		(181,551)
Technology | (0.8)%
Amdocs, Ltd.	(987)	(46,049)
NetScout Systems, Inc. (a)	(2,436)	(89,011)
		(135,060)
Technology Hardware | (0.8)%
Arista Networks, Inc.	(641)	(38,947)
International Business Machines Corp.	(583)	(93,537)
		(132,484)
Transportation | (0.4)%
United Parcel Service, Inc., Class B	(568)	(63,145)

Total Securities Sold Short (Proceeds $4,145,623)		(4,106,774)

Total Investments | 20.9% (Identified cost and short proceeds $3,543,953) (b)		$3,509,952

Cash and Other Assets in Excess of Liabilities | 79.1%		13,321,080

Net Assets | 100.0%		$16,831,032

The accompanying notes are an integral part of these financial statements.

14   Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2014

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost and Short Proceeds	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Fundamental Long/Short Portfolio	$77,230,656	$1,941,441	$233,472	$1,707,969
Enhanced Opportunities Portfolio	55,076	—	572	(572)
Master Alternatives Portfolio	7,689,576	48,754	121,604	(72,850)

(c)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.
(d)	Security country is United States unless otherwise noted.

Security Abbreviations:

ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Lazard
Enhanced
Opportunities
Industry*	Portfolio

Food & Beverages	0.1%
Metals & Mining	0.5
Transportation	0.5
Total Investments	1.1%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  15

The Lazard Funds, Inc. Statements of Assets and Liabilities

	Lazard	Lazard	Lazard
	Fundamental Long/Short	Enhanced Opportunities	Master Alternatives
December 31, 2014	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$78,938,625	$54,504	$7,616,726
Receivables for:
Investments sold	3,766,712	20,027	4,165,538
Capital stock sold	3,163,895	5,000,000	16,866,000
Dividends and interest	25,792	—	—
Amount due from Investment Manager (Note 3)	—	9,266	8,711
Deferred offering costs (Note 2(g))	32,045	63,941	86,733
Total assets	85,927,069	5,147,738	28,743,708

LIABILITIES
Securities sold short, at value	28,637,574	—	4,106,774
Due to custodian	6,459	—	—
Payables for:
Management fees	30,290	—	—
Accrued distribution fees	1,118	—	—
Investments purchased	6,081,706	75,166	7,709,669
Dividends on securities sold short	18,048	—	—
Capital stock redeemed	586	—	—
Other accrued expenses and payables	70,299	73,441	96,233
Total liabilities	34,846,080	148,607	11,912,676
Net assets	$51,080,989	$4,999,131	$16,831,032

NET ASSETS
Paid in capital	$49,295,760	$4,999,766	$16,864,629
Undistributed (distributions in excess of) net investment income (loss)	(201)	—	582
Accumulated net realized gain (loss)	353,423	(63)	(64)
Net unrealized appreciation (depreciation) on:
Investments	1,829,120	(572)	(72,850)
Foreign currency	—	—	(114)
Securities sold short	(397,113)	—	38,849
Net assets	$51,080,989	$4,999,131	$16,831,032

Institutional Shares
Net assets	$40,272,631	$4,899,149	$16,332,072
Shares of capital stock outstanding*	3,576,865	490,000	1,636,600
Net asset value, offering and redemption price per share	$11.26	$10.00	$9.98

Open Shares
Net assets	$10,808,358	$99,982	$498,960
Shares of capital stock outstanding*	961,228	10,000	50,000
Net asset value, offering and redemption price per share	$11.24	$10.00	$9.98

Cost of investments in securities	$77,109,505	$55,076	$7,689,576
Proceeds received from securities sold short	$28,240,461	$—	$4,145,623

* $0.001 par value, 6,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

16  Annual Report

The Lazard Funds, Inc. Statements of Operations

For the Period Ended December 31, 2014	Lazard Fundamental Long/Short Portfolio (a)	Lazard Enhanced Opportunities Portfolio (b)	Lazard Master Alternatives Portfolio (b)

Investment Income (Loss)
Income
Dividends	$105,563	$—	$—
Interest	1,038	—	—
Total investment income*	106,601	—	—

Expenses
Management fees (Note 3)	119,484	—	—
Custodian fees	60,812	—	—
Amortization of offering costs (Note 2(g))	55,213	—	—
Professional services	46,649	9,500	9,500
Administration fees	34,215	—	—
Shareholders’ services	19,739	—	—
Organization expenses	5,451	—	—
Registration fees	2,061	—	—
Distribution fees (Open Shares)	1,817	—	—
Shareholders’ reports	1,264	—	—
Directors’ fees and expenses	195	—	—
Other	837	—	—
Total gross expenses before expenses on securities sold short	347,737	—	—
Broker expense on securities sold short	52,282	—	—
Dividend expense on securities sold short	75,577	—	—
Total gross expenses	475,596	9,500	9,500
Management fees waived and expenses reimbursed	(179,285)	(9,266)	(8,711)
Administration and shareholders’ services fees waived	(21,548)	—	—
Total net expenses	274,763	234	789
Net investment loss	(168,162)	(234)	(789)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Securities Sold Short
Net realized gain (loss) on:
Investments	1,100,188	(63)	(64)
Securities sold short	(29,570)	—	—
Total net realized gain (loss) on investments and securities sold short	1,070,618	(63)	(64)
Net change in unrealized appreciation (depreciation) on:
Investments	1,829,120	(572)	(72,850)
Foreign currency	—	—	(114)
Securities sold short	(397,113)	—	38,849
Total net change in unrealized appreciation (depreciation) on investments, foreign currency and securities sold short	1,432,007	(572)	(34,115)
Net realized and unrealized gain (loss) on investments, foreign currency and securities sold short	2,502,625	(635)	(34,179)
Net increase (decrease) in net assets resulting from operations	$2,334,463	$(869)	$(34,968)
* Net of foreign withholding taxes of	$2,378	$—	$—

(a) From the Portfolio’s commencement of operations on April 30, 2014.

(b) As the Portfolio commenced operations on December 31, 2014, it did not earn any income, nor incur any expense other than professional services during the period presented.

The accompanying notes are an integral part of these financial statements.

Annual Report  17

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Fundamental	Lazard Enhanced	Lazard Master
	Long/Short Portfolio	Opportunities Portfolio	Alternatives Portfolio
	Period Ended	Period Ended	Period Ended
	December 31, 2014 (a)	December 31, 2014 (b)	December 31, 2014 (b)

Increase (Decrease) in Net Assets
Operations
Net investment loss	$(168,162)	$(234)	$(789)
Net realized gain (loss) on investments and securities sold short	1,070,618	(63)	(64)
Net change in appreciation (depreciation) on investments, foreign currency and securities sold short	1,432,007	(572)	(34,115)
Net increase (decrease) in net assets resulting from operations	2,334,463	(869)	(34,968)

Distributions to shareholders
From net realized gains
Institutional Shares	(419,620)	—	—
Open Shares	(131,039)	—	—
Net decrease in net assets resulting from distributions	(550,659)	—	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	38,830,731	4,900,000	16,366,000
Open Shares	10,626,369	100,000	500,000
Net proceeds from reinvestment of distributions
Institutional Shares	129,090	—	—
Open Shares	130,605	—	—
Cost of shares redeemed
Institutional Shares	(383,317)	—	—
Open Shares	(36,299)	—	—
Net increase in net assets from capital stock transactions	49,297,179	5,000,000	16,866,000

Redemption fees (Note 2(i))
Open Shares	6	—	—
Net increase in net assets from redemption fees	6	—	—
Total increase in net assets	51,080,989	4,999,131	16,831,032
Net assets at beginning of period	—	—	—
Net assets at end of period*	$51,080,989	$4,999,131	$16,831,032
* Includes undistributed (distributions in excess of) net investment income (loss) of	$(201)	$—	$582
(a) The Portfolio commenced operations on April 30, 2014.

(b) The Portfolio commenced operations on December 31, 2014.

Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	—	—	—
Shares sold	3,599,400	490,000	1,636,600
Shares issued to shareholders from reinvestment of distributions	11,454	—	—
Shares redeemed	(33,989)	—	—
Net increase	3,576,865	490,000	1,636,600
Shares outstanding at end of period	3,576,865	490,000	1,636,600

Open Shares
Shares outstanding at beginning of period	—	—	—
Shares sold	952,892	10,000	50,000
Shares issued to shareholders from reinvestment of distributions	11,599	—	—
Shares redeemed	(3,263)	—	—
Net increase	961,228	10,000	50,000
Shares outstanding at end of period	961,228	10,000	50,000

The accompanying notes are an integral part of these financial statements.

18  Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD FUNDAMENTAL LONG/SHORT PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 4/30/14* to 12/31/14

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.14)
Net realized and unrealized gain	1.55
Total from investment operations	1.41
Less distributions from:
Net realized gains	(0.15)
Total distributions	(0.15)
Net asset value, end of period	$11.26

Total Return (b)	14.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$40,273
Ratios to average net assets (c):
Net expenses	3.20%
Gross expenses	5.51%
Gross expenses, excluding expenses on securities sold short	4.01%
Net investment loss	-1.94%
Portfolio turnover rate:
Excluding securities sold short	132%
Including securities sold short	277%

Selected data for a share of capital stock outstanding throughout the period	For the Period 4/30/14* to 12/31/14

Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.17)
Net realized and unrealized gain	1.56
Total from investment operations	1.39
Less distributions from:
Net realized gains	(0.15)
Total distributions	(0.15)
Redemption fees	— (d)
Net asset value, end of period	$11.24

Total Return (b)	14.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,808
Ratios to average net assets (c):
Net expenses	3.41%
Gross expenses	6.28%
Gross expenses, excluding expenses on securities sold short	4.82%
Net investment loss	-2.34%
Portfolio turnover rate:
Excluding securities sold short	132%
Including securities sold short	277%

*	The Portfolio commenced operations on April 30, 2014.
(a)	Net investment loss has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  19

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	Period Ended 12/31/14*

Institutional Shares
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss	—	(a)
Net realized and unrealized loss	—	(a)
Total from investment operations	—	(a)
Net asset value, end of period	$10.00

Total Return (b)	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,899
Ratios to average net assets (c):
Net expenses	1.70%
Gross expenses	69.35	%(d)
Net investment loss	-1.70%
Portfolio turnover rate	37%

Selected data for a share of capital stock outstanding throughout the period	Period Ended 12/31/14*

Open Shares
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss	—	(a)
Net realized and unrealized loss	—	(a)
Total from investment operations	—	(a)
Net asset value, end of period	$10.00

Total Return (b)	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$100
Ratios to average net assets (c):
Net expenses	1.95%
Gross expenses	69.36	%(d)
Net investment loss	-1.95%
Portfolio turnover rate	37%

*	The Portfolio commenced operations on December 31, 2014.
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursement by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Annualized for a period of less than one year.
(d)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

The accompanying notes are an integral part of these financial statements.

20  Annual Report

LAZARD MASTER ALTERNATIVES PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	Period Ended 12/31/14*

Institutional Shares
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss	—	(a)
Net realized and unrealized loss	(0.02)
Total from investment operations	(0.02)
Net asset value, end of period	$9.98

Total Return (b)	-0.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,332
Ratios to average net assets (c):
Net expenses	1.70%
Gross expenses	20.60	%(d)
Net investment loss	-1.70%
Portfolio turnover rate:
Excluding securities sold short	0	%(e)
Including securities sold short	36%

Selected data for a share of capital stock outstanding throughout the period	Period Ended 12/31/14*

Open Shares
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss	—	(a)
Net realized and unrealized loss	(0.02)
Total from investment operations	(0.02)
Net asset value, end of period	$9.98

Total Return (b)	-0.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$499
Ratios to average net assets (c):
Net expenses	1.95%
Gross expenses	20.60	%(d)
Net investment loss	-1.95%
Portfolio turnover rate:
Excluding securities sold short	0	%(e)
Including securities sold short	36%

*	The Portfolio commenced operations on December 31, 2014.
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursement by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.
(d)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.
(e)	Amount is less than 1%.

The accompanying notes are an integral part of these financial statements.

Annual Report  21

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2014

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of thirty-two no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio (commenced investment operations on December 31, 2014), Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Concentrated Portfolio (commenced investment operations on August 29, 2014), Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio (commenced investment operations on August 29, 2014), Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio (formerly, Lazard Emerging Markets Multi-Strategy Portfolio), Lazard Emerging Markets Debt Portfolio, Lazard Emerging Markets Income Portfolio (commenced investment operations on April 30, 2014), Lazard Explorer Total Return Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Fundamental Long/Short Portfolio (commenced investment operations on April 30, 2014), Lazard Enhanced Opportunities Portfolio (commenced investment operations on December 31, 2014), Lazard Master Alternatives Portfolio (commenced investment operations on December 31, 2014), Lazard Capital Allocator Opportunistic Strategies Portfolio, and Lazard Global Dynamic Multi Asset Portfolio (formerly, Lazard Multi-Asset Targeted Volatility Portfolio). All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, US Realty Equity, Global Realty Equity, Fundamental Long/Short and Enhanced Opportunities Portfolios, are operated as “diversified” funds, as defined in the Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of

December 31, 2014. This report includes only the financial statements of Fundamental Long/Short, Enhanced Opportunities and Master Alternatives Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Share class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2014, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and only US Strategic Equity Portfolio had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Investments in money market funds are valued at the fund’s NAV.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may eval-

22  Annual Report

uate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Short Sales—Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of December 31, 2014 pursuant to short sale arrangements, the Portfolios have a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street Bank and Trust Company), in the event of the lender’s default, against any obligations owed by the lender to the Portfolios under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Portfolios and the lender. At December 31, 2014, Fundamental Long/Short Portfolio had pledged $27,480,397 of long securities as collateral under such arrangement.

For the period ended December 31, 2014, the Portfolios received proceeds from securities sold short and purchased to cover short positions as follows:

	Proceeds from	Purchased to
	Securities	Cover Short
Portfolio	Sold Short	Positions
Fundamental Long/Short	$42,006,525	$13,794,674
Master Alternatives	4,145,623	—

Annual Report  23

(d) Foreign Currency Translation—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2014, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Amount
Enhanced Opportunities	$63
Master Alternatives	64

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the Portfolios elected to defer no such losses.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Portfolios’ 2014 tax returns.

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of net operating losses, foreign currency transactions, wash sales, certain fund expenses and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

		Undistributed
		Net	Accumulated
	Paid in	Investment	Net Realized
Portfolio	Capital	Income	Loss

Fundamental Long/Short	$(1,425)	$167,961	$(166,536)
Enhanced Opportunities	(234)	234	—
Master Alternatives	(1,371)	1,371	—

The tax character of dividends and distributions paid during the period ended December 31 were as follows:

Ordinary Income
Portfolio	2014

Fundamental Long/Short Institutional	$503,768
Open	46,891

24  Annual Report

At December 31, 2014, the components of distributable earnings, on a tax basis, were as follows:

		Undistributed	Net Unrealized
		Long-Term	Appreciation
	Undistributed	Capital Gain/	(Depreciation)
	Ordinary	Deferred	including Foreign
Portfolio	Income	Capital Losses	Currency

Fundamental Long/Short	$474,575	$—	$1,310,654
Enhanced Opportunities	—	(63)	(572)
Master Alternatives	—	(64)	(33,533)

(g) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Fundamental Long/Short	1.40%
Enhanced Opportunities	1.40
Master Alternatives	1.40

The Investment Manager has voluntarily agreed through April 30 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

	Institutional	Open
Portfolio	Shares	Shares	Year

Fundamental Long/Short*	1.70%	1.95%	2016
Enhanced Opportunities	1.70	1.95	2016	(a)
Master Alternatives*	1.70	1.95	2016	(a)

(a)	Agreement is through December 31, 2016.
*	Expense limitations do not include broker expense and dividend expense on securities sold short.

During the period ended December 31, 2014, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

Fundamental Long/Short	$109,310	$55,939	$10,174	$3,862
Enhanced Opportunities	—	9,082	—	184
Master Alternatives	—	8,456	—	255

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the pe-

Annual Report  25

riod ended December 31, 2014, State Street waived $9,375 of its fee for Fundamental Long/Short Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the period ended December 31, 2014, BFDS waived $12,173 of its fee for Fundamental Long/Short Portfolio.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Funds based on relative net assets. Effective January 1, 2015, the compensation for Independent Directors is comprised of: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings, although per-meeting attendance fees will no longer be paid. Compensation is, generally, divided among the Lazard Funds and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”), based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended December 31, 2014 were as follows:

Portfolio	Purchases	Sales

Fundamental Long/Short	$61,644,675	$17,408,265
Enhanced Opportunities	75,166	20,027
Master Alternatives	7,709,570	19,931

For the period ended December 31, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on

26  Annual Report

the unused portion of the commitment, payable quarterly in arrears. During the period ended December 31, 2014, the Portfolios had no borrowings under the Agreement.

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(b) Short Position Risk—Short positions in equity securities may involve substantial risks. If a short position appreciates in value during the period of the Portfolios’ investment, there will be a loss to the Portfolios that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolios’ potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report  27

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2014:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2014

Fundamental Long/Short Portfolio
Common Stocks*	$47,158,349	$—	$—	$47,158,349
Short-Term Investment	31,780,276	—	—	31,780,276
Securities Sold Short*	(28,637,574)	—	—	(28,637,574)
Total	$50,301,051	$—	$—	$50,301,051

Enhanced Opportunities Portfolio
Common Stocks*	$54,504	$—	$—	$54,504
Total	$54,504	$—	$—	$54,504

Master Alternatives Portfolio
Common Stocks*
Netherlands	$123,844	$229,735	$—	$353,579
Other	6,055,332	1,207,815	—	7,263,147
Securities Sold Short*	(3,742,341)	(364,433)	—	(4,106,774)
Total	$2,436,835	$1,073,117	$—	$3,509,952

*	Please refer to Portfolios of Investments (page 8 through 14) and Notes to Portfolios of Investments (page 15) for portfolio holdings by country and industry.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Enhanced Opportunities and Master Alternatives Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the period ended December 31, 2014.

For further information regarding security characteristics see Portfolios of Investments.

10. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

28  Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Lazard Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Fundamental Long/Short Portfolio, Lazard Enhanced Opportunities Portfolio and Lazard Master Alternatives Portfolio (collectively the “Portfolios”), three of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. Where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Fundamental Long/Short Portfolio, Lazard Enhanced Opportunities Portfolio and Lazard Master Alternatives Portfolio of The Lazard Funds, Inc. as of December 31, 2014, the results of their operations, changes in their net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2015

Annual Report  29

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Independent Directors(3):

Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (69)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (62 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Richard Reiss, Jr. (70)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (54)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

30  Annual Report

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2015, 38 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):

Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Chief Compliance Officer and Director of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (39)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Annual Report  31

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2014

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2014:

Of the dividends paid by Fundamental Long/Short Portfolio, 18.10% of the dividends are qualified dividend income.

Of the dividends paid by Fundamental Long/Short Portfolio, 7.99% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Master Alternatives Portfolio

At a meeting of the Board held on August 6, 2014, the Board considered the approval of the Management Agreement between the Fund, on behalf of Lazard Master Alternatives Portfolio (the “Alternatives Portfolio”), and the Investment

Manager (the “Alternatives Portfolio Management Agreement”). The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

The Board previously had received and discussed information addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 34 active funds comprised approximately $28 billion of the approximately $205 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2014); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the Alternatives Portfolio from a member of the Alternatives Portfolio’s proposed portfolio management team, including the strategies to be employed for the Alternatives Portfolio and the Alternatives Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Alternatives Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $25 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Strategic Insight, an independent provider of investment company data.

32  Annual Report

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the Alternatives Portfolio and the comparisons provided by Strategic Insight, which compared the management fee and expense ratios for the Alternatives Portfolio to groups1 of comparison funds (“Groups”) and broader Morningstar categories (“Categories”), and the Directors noted the methodology and assumptions used by Strategic Insight, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed contractual management fee and estimated expense ratios for the Alternatives Portfolio were below the medians for the Groups but above the medians for the Categories. There were no client accounts managed by the Investment Manager with investment objectives, policies and strategies similar to those of the Alternatives Portfolio.

Performance. Since the Alternatives Portfolio had not yet commenced operations and, since there were no client accounts managed by the Investment Manager with investment objectives, policies and strategies similar to those of the Alternatives Portfolio, there was no performance presented for the Directors to consider.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the Alternatives Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the Alternatives Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the Alternatives Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the Alternatives Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the Alternatives Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse the Alternatives Portfolio for at least two years following the Alternatives Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the invest-

[1]	The Alternatives Portfolio has two comparison groups, corresponding to Open and Institutional Shares.

ment management fee in connection with renewal of the Alternatives Portfolio Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Alternatives Portfolio. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Alternatives Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Alternatives Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Alternatives Portfolio Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the Alternatives Portfolio Management Agreement:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $205 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the Alternatives Portfolio.

•	The Board concluded that the Alternatives Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Alternatives Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the Alternatives Portfolio.

Annual Report  33

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined to approve the Alternatives Portfolio Management Agreement.

Lazard Enhanced Opportunities Portfolio

At a meeting of the Board held on November 12, 2014, the Board considered the approval of the Management Agreement between the Fund, on behalf of Lazard Enhanced Opportunities Portfolio (the “Opportunities Portfolio”), and the Investment Manager (the “Opportunities Portfolio Management Agreement”). The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

The Board previously had received and discussed information addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 36 active funds comprised approximately $28.4 billion of the approximately $198 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2014); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the Opportunities Portfolio from members of the Opportunities Portfolio’s proposed portfolio management team, including the strategies to be employed for the Opportunities Portfolio and the Opportunities Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Opportunities Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted

[2]	The Opportunities Portfolio has two comparison groups, corresponding to Open and Institutional Shares.

management’s assertion that such services and infrastructure would be greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Strategic Insight.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the Opportunities Portfolio and the comparisons provided by Strategic Insight, which compared the management fee and expense ratio for the Opportunities Portfolio to groups2 of comparison funds (“Groups”) and a broader category or categories of funds (“Universes”), and the Directors noted the methodology and assumptions used by Strategic Insight, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed contractual management fee and estimated expense ratios for the Opportunities Portfolio were below the medians for the Groups but above the medians for the Universes (in the third quartile of the funds in the Universe). At the Board’s request, Strategic Insight had also provided the Board with the investment-related expenses (dividend and interest expenses on securities sold short) of the funds in the Groups, as available, for comparison with the Opportunities Portfolio’s anticipated dividend and interest expenses on securities sold short, although Group rankings were determined without consideration of investment-related expenses. The Board also considered the fees paid by client accounts managed by the Investment Manager with investment objectives, policies and strategies similar to those of the Opportunities Portfolio.

Performance. The Directors considered the performance of a composite of accounts managed by the portfolio managers with investment objectives, policies and strategies similar to those contemplated for the Opportunities Portfolio compared to various indexes.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the Opportunities Portfolio is newly formed, has not

34  Annual Report

commenced operations and the eventual aggregate amount of the Opportunities Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the Opportunities Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the Opportunities Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the Opportunities Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse the Opportunities Portfolio for at least two years following the Opportunities Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Opportunities Portfolio Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Opportunities Portfolio. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Opportunities Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Opportunities Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Opportunities Portfolio Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the Opportunities Portfolio Management Agreement:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $198 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the Opportunities Portfolio.

•	The Board concluded that the Opportunities Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Opportunities Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the Opportunities Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined to approve the Opportunities Portfolio Management Agreement.

Annual Report  35

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

Lazard Funds Annual Report

December 31, 2014

Asset Allocation Fund

Lazard Capital Allocator Opportunistic Strategies Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overview

5	Performance Overview

6	Information About Your Portfolio’s Expenses

7	Portfolio Holdings Presented by Sector

8	Portfolio of Investments

8	Lazard Capital Allocator Opportunistic Strategies Portfolio

9	Notes to Portfolio of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Board of Directors and Officers Information

25	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2014, global equity markets were supported by low interest rates and declining bond yields but their overall gains were tempered by growth concerns and currency volatility. US stocks gained steadily over the year despite the discontinuation of US quantitative easing in October. International equity markets rose slightly in local currency terms but, for US dollar-based investors, returns were negative due to the dollar’s broad strength. Political and economic instability in Ukraine, Russia, and Greece, along with the effects of weaker commodity prices, held back returns in emerging markets. On the other hand, progress on structural reforms could unlock pent-up potential in countries such as India, Indonesia, and China.

Globally, fixed income markets rallied as interest rates in many countries trended lower for most of 2014. In the emerging markets, US dollar-denominated debt outperformed local currency debt for a fourth consecutive year. Meanwhile, the decline in the price of oil led to significant underperformance in the debt of countries that are heavily dependent on oil exports. In general, lower oil prices should be economically favorable for many countries as it can boost consumer spending and strengthen national finances.

At Lazard Asset Management LLC, we remain focused on active management and are committed to leveraging our strengths in pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, achieve your financial goals. Over the years, we understand that your investment preferences may change as markets evolve and as asset classes mature. With this in mind, we launched seven new mutual funds in 2014 across the alternatives, equity, and currency asset classes. We believe these funds may offer our clients’ new avenues of return. As always, we appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overview

Capital Allocator

Despite rising for the first six months of the year, most global equity markets closed 2014 negative, in US dollar terms. A major investment theme was the continued decoupling of the US economy from the rest of the world. The US market was the best performer for the year, driven by indicators of genuine, broad-based economic growth, US dollar strength, the plunge in oil prices, central bank normalization of monetary policy, and geopolitical uncertainty outside the US. The US Federal Reserve ended its bond-buying program during the year as it believed the US economy showed compelling signs of recovering. While nearly all forecasters expected a significant rise in government bond yields, they instead fell materially in most developed markets. Amid this backdrop and the flight to safety from persistent geopolitical risk, the US fixed income market posted a solid return for the year. In addition, while some forecasted a modest decline for oil prices for 2014, few anticipated the dramatic collapse that occurred in the second half of the year. This created further divergence in country-specific performance, as oil importers benefited and exporters suffered.

In contrast, Europe and Japan were the worst-performing regions in the developed equity markets. While the respective governments announced quantitative easing measures during the year, investors remained skeptical regarding the programs’ ultimate effectiveness. While both regions are net importers of oil (and thus beneficiaries of low prices), which may aid the economies in the intermediate term, structural reform will ultimately be necessary for meaningful long-term improvement. We continue to monitor these regions for positive developments and potential short-term catalysts that could boost performance—particularly in Europe, as we believe there is the potential for stocks to rise off of a low base.

The emerging markets had a tumultuous year. Broadly speaking, Asian markets generally performed well, with Indian equities among the best performers amid optimism for economic and social welfare reform in the country. In contrast, the early Russia-Ukraine tensions weighed down Eastern European markets throughout 2014—a situation further exacerbated by sharply declining oil prices in the second half of the year. Latin American markets, many with difficult political dynamics and fragile economic environments, were also negatively affected by lower oil prices.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the year ended December 31, 2014, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 4.40%, while Open Shares posted a total return of 4.10%, as compared with the 4.94% return for the MSCI World® Index and 5.36% return for the Global Asset Allocation Blended Index.1

Thematic investments, which represented 57% of the Portfolio as of December 31, 2014, outperformed the benchmarks for the year. Positive returns were generated by US-focused investments in technology, share buybacks, and health care providers. In contrast, Japanese equity holdings, which were sold during the year, detracted from performance. During the year, derivative exposure included five custom baskets of securities that were created via swaps. Those baskets focused on Japanese financials, global automotive companies, and European small cap stocks hurt performance. One basket focused on companies that have historically outperformed in times of rising US consumption, and another, composed of stocks that historically tend to outperform in low growth and low inflation environments, added to returns. These investments represent unique opportunity sets based on a top-down macroeconomic investment thesis. These custom baskets of securities do not exist in public markets; accordingly, the specific exposure desired was achieved by designing and building these baskets via swap agreements with one or more counterparties. The US consumption custom basket was still held as of December 31, 2014, while all others were sold prior to the end of 2014.

Diversifying investments, which represented 36% of the Portfolio at the end of the year, outperformed the MSCI World Index and the Global Asset Allocation Blended Index. Performance of long-term Treasuries, short euro, and short yen positions were additive to returns. Each of these positions were exited during 2014.

Contrarian investments, which represented 2% of the Portfolio at the end of 2014, underperformed the benchmarks for the year. Exposure to emerging markets equities and oil & gas services hurt performance. These positions were sold during 2014.

Annual Report  3

Discounted investments, which represented 5% of the Portfolio as of December 31, 2014, strongly outperformed both benchmarks during the year. An international currency bas-

ket closed-end fund and an Indian equity closed-end fund contributed most to returns during the year. The international currency basket was sold during the year.

Notes to Investment Overview:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

[1]	The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager, composed of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index.

4  Annual Report

The Lazard Funds, Inc. Performance Overview

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World® Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	Institutional Shares			Open Shares
	One Year	Five Years	Since Inception†	One Year	Five Years	Since Inception†
Capital Allocator Opportunistic Strategies Portfolio**	4.40%	7.22%	4.09%	4.10%	6.90%	3.84%
MSCI World Index	4.94%	10.20%	4.78%	4.94%	10.20%	4.86%
Global Asset Allocation Blended Index	5.36%	8.23%	5.31%	5.36%	8.23%	5.35%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index. The Barclays Capital US Aggregate Bond Index covers the investment grade, US dollar-denominated, fixed-rate taxable bond market, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

Annual Report  5

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2014 through December 31, 2014 and held for the entire period.

Actual Expenses

For each Share class of the Portfolio, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolio, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio During Period 7/1/14 - 12/31/14

Capital Allocator Opportunistic Strategies
Institutional Shares
Actual	$1,000.00	$1,030.20	$5.22	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19	1.02%
Open Shares
Actual	$1,000.00	$1,028.30	$6.75	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.72	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

6  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2014

Sector*	Lazard Capital Allocator Opportunistic Strategies Portfolio

Consumer Discretionary	11.0%
Consumer Staples	2.3
Energy	1.5
Financials	11.3
Health Care	9.5
Industrials	6.8
Information Technology	11.7
Materials	3.0
Telecommunication Services	0.9
Utilities	0.2
Fixed Income	11.7
Short-Term Investment	30.1
Total Investments	100.0%

*	Represents percentage of total investments.

Annual Report  7

The Lazard Funds, Inc. Portfolio of Investments December 31, 2014

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Note | 3.2%
VelocityShares Daily Inverse VIX Short-Term ETN (a) (Identified cost $6,215,072)	192,100	$5,981,994

Exchange-Traded Funds | 61.5%
Financial Select Sector SPDR Fund	370,000	9,150,100
Guggenheim S&P 500 Equal Weight Technology ETF	131,600	11,944,016
iShares Currency Hedged MSCI Japan ETF	212,500	5,760,875
iShares China Large-Cap ETF	99,700	4,149,514
iShares U.S. Consumer Services ETF	118,900	16,376,097
iShares U.S. Healthcare Providers ETF	50,900	6,025,033
iShares U.S. Medical Devices ETF	45,900	5,191,749
PowerShares Aerospace & Defense Portfolio	148,300	5,153,425
PowerShares Buyback Achievers Portfolio	294,400	14,145,920
SPDR Barclays Convertible Securities ETF	119,800	5,617,422
Vanguard Russell 2000 Growth ETF	105,000	10,922,100
Vanguard Short-Term Corporate Bond ETF	277,800	22,121,214

Total Exchange-Traded Funds (Identified cost $109,939,704)		116,557,465
Description	Shares	Value

Closed-End Management Investment Company | 5.0%
Morgan Stanley India Investment Fund, Inc. (a) (Identified cost $8,810,722)	357,700	$9,611,399

Short-Term Investment | 30.0%
State Street Institutional Treasury Money Market Fund (Identified cost $56,806,996)	56,806,996	56,806,996

Total Investments | 99.7% (Identified cost $181,772,494) (b)		$188,957,854

Cash and Other Assets in Excess of Liabilities | 0.3%		481,619

Net Assets | 100.0%		$189,439,473

Total Return Swap Agreement open at December 31, 2014:

		Notional
		Amount	Expiration			Unrealized
Currency	Counterparty	(000)	Date	Pay	Receive	Appreciation

USD	GSC	11,192	06/30/15	1 Month USD LIBOR plus 0.40%	Appreciation, and dividends paid, on securities in a basket of domestic equity securities	$409,752

The accompanying notes are an integral part of these financial statements.

8  Annual Report

The Lazard Funds, Inc. Notes to Portfolio of Investments December 31, 2014

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost was $181,772,493, aggregate gross unrealized appreciation was $7,685,385, aggregate gross unrealized depreciation was $500,024, and the net unrealized appreciation was $7,185,361.

Abbreviations:
ETF	— Exchange-Traded Fund
ETN	— Exchange-Traded Note
GSC	— Goldman Sachs International
LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

The accompanying notes are an integral part of these financial statements.

Annual Report  9

The Lazard Funds, Inc. Statement of Assets and Liabilities

Lazard Capital Allocator
Opportunistic Strategies
December 31, 2014	Portfolio

ASSETS
Investments in securities, at value	$188,957,854
Receivables for:
Dividends and interest	375,882
Capital stock sold	65,017
Gross unrealized appreciation on swap agreement	409,752
Total assets	189,808,505

LIABILITIES
Due to custodian	4,698
Payables for:
Management fees	140,811
Accrued distribution fees	819
Accrued directors’ fees	27
Capital stock redeemed	171,158
Premium for swap agreement written	2,416
Other accrued expenses and payables	49,103
Total liabilities	369,032
Net assets	$189,439,473

NET ASSETS
Paid in capital	$182,329,118
Distributions in excess of net investment income	(691,342)
Accumulated net realized gain	206,585
Net unrealized appreciation on:
Investments	7,185,360
Swap agreement	409,752
Net assets	$189,439,473

Institutional Shares
Net assets	$185,489,243
Shares of capital stock outstanding*	18,509,479
Net asset value, offering and redemption price per share	$10.02

Open Shares
Net assets	$3,950,230
Shares of capital stock outstanding*	394,279
Net asset value, offering and redemption price per share	$10.02

Cost of investments in securities	$181,772,494

* $0.001 par value, 6,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

10  Annual Report

The Lazard Funds, Inc. Statement of Operations

Lazard Capital Allocator
Opportunistic Strategies
For the Year Ended December 31, 2014	Portfolio

Investment Income

Income
Dividends	$2,892,084
Interest	549
Total investment income	2,892,633

Expenses
Management fees (Note 3)	2,111,228
Administration fees	92,226
Custodian fees	64,318
Professional services	60,746
Shareholders’ reports	47,558
Registration fees	33,183
Shareholders’ services	27,619
Distribution fees (Open Shares)	8,335
Directors’ fees and expenses	5,930
Other	8,345
Total gross expenses	2,459,488
Management fees waived	(296,024)
Total net expenses	2,163,464
Net investment income	729,169

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments	12,736,703
Foreign currency and forward currency contracts	2,868,892
Purchased options	201,486
Swap agreements	(816,842)
Total net realized gain on investments, foreign currency, forward currency contracts, options and swap agreements	14,990,239
Net change in unrealized appreciation (depreciation) on:
Investments	(7,145,151)
Foreign currency and forward currency contracts	(431)
Swap agreements	91,698
Total net change in unrealized depreciation on investments, foreign currency, forward currency contracts and swap agreements	(7,053,884)
Net realized and unrealized gain on investments, foreign currency, forward currency contracts, options and swap agreements	7,936,355
Net increase in net assets resulting from operations	$8,665,524

The accompanying notes are an integral part of these financial statements.

Annual Report  11

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Capital Allocator Opportunistic Strategies Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2014	2013

Increase (Decrease) in Net Assets

Operations
Net investment income	$729,169	$2,003,674
Net realized gain on investments, foreign currency, forward currency contracts, options and swap agreements	14,990,239	14,298,869
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts and swap agreements	(7,053,884)	9,822,665
Net increase in net assets resulting from operations	8,665,524	26,125,208

Distributions to shareholders
From net investment income
Institutional Shares	(5,125,559)	(9,658,755)
Open Shares	(92,244)	(105,748)
From net realized gains
Institutional Shares	(7,156,671)	(10,495,960)
Open Shares	(144,846)	(122,735)
Net decrease in net assets resulting from distributions	(12,519,320)	(20,383,198)

Capital stock transactions
Net proceeds from sales
Institutional Shares	43,633,391	38,927,488
Open Shares	2,263,638	565,093
Net proceeds from reinvestment of distributions
Institutional Shares	11,844,026	19,042,016
Open Shares	229,550	219,942
Cost of shares redeemed
Institutional Shares	(80,417,261)	(74,468,014)
Open Shares	(1,037,731)	(1,336,706)
Net decrease in net assets from capital stock transactions	(23,484,387)	(17,050,181)

Redemption fees (Note 2(i))
Institutional Shares	558	3,612
Open Shares	5	—
Net increase in net assets from redemption fees	563	3,612
Total decrease in net assets	(27,337,620)	(11,304,559)
Net assets at beginning of year	216,777,093	228,081,652
Net assets at end of year*	$189,439,473	$216,777,093
*Includes distributions in excess of net investment income of	$(691,342)	$(3,429,018)

Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of year	20,912,934	22,422,647
Shares sold	4,201,701	3,776,598
Shares issued to shareholders from reinvestment of distributions	1,173,839	1,880,973
Shares redeemed	(7,778,995)	(7,167,284)
Net decrease	(2,403,455)	(1,509,713)
Shares outstanding at end of year	18,509,479	20,912,934

Open Shares
Shares outstanding at beginning of year	255,504	308,937
Shares sold	217,360	55,083
Shares issued to shareholders from reinvestment of distributions	22,773	21,717
Shares redeemed	(101,358)	(130,233)
Net increase (decrease)	138,775	(53,433)
Shares outstanding at end of year	394,279	255,504

The accompanying notes are an integral part of these financial statements.

12  Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of year	$10.24	$10.03	$9.26	$9.96	$8.80
Income (loss) from investment operations:
Net investment income (a)	0.04	0.09	0.11	0.12	0.12
Net realized and unrealized gain (loss)	0.41	1.12	0.74	(0.45)	1.16

Total from investment operations	0.45	1.21	0.85	(0.33)	1.28
Less distributions from:
Net investment income	(0.28)	(0.48)	(0.08)	(0.13)	(0.12)
Net realized gains	(0.39)	(0.52)	—	(0.24)	—

Total distributions	(0.67)	(1.00)	(0.08)	(0.37)	(0.12)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$10.02	$10.24	$10.03	$9.26	$9.96

Total Return (c)	4.40%	12.22%	9.16%	-3.28%	14.58%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$185,489	$214,161	$224,982	$258,832	$239,403
Ratios to average net assets:
Net expenses	1.02%	1.02%	1.02%	1.02%	1.02%
Gross expenses	1.15%	1.13%	1.12%	1.13%	1.13%
Net investment income	0.35%	0.89%	1.13%	1.25%	1.36%
Portfolio turnover rate	265%	193%	139%	155%	117%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of year	$10.24	$10.03	$9.26	$9.97	$8.80
Income (loss) from investment operations:
Net investment income (a)	0.01	0.06	0.07	0.08	0.06
Net realized and unrealized gain (loss)	0.41	1.12	0.75	(0.45)	1.20

Total from investment operations	0.42	1.18	0.82	(0.37)	1.26
Less distributions from:
Net investment income	(0.25)	(0.45)	(0.05)	(0.10)	(0.09)
Net realized gains	(0.39)	(0.52)	—	(0.24)	—

Total distributions	(0.64)	(0.97)	(0.05)	(0.34)	(0.09)

Redemption fees	— (b)	—	—	— (b)	— (b)

Net asset value, end of year	$10.02	$10.24	$10.03	$9.26	$9.97

Total Return (c)	4.10%	11.90%	8.84%	-3.72%	14.35%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,950	$2,616	$3,099	$6,111	$7,163
Ratios to average net assets:
Net expenses	1.32%	1.32%	1.32%	1.32%	1.32%
Gross expenses	1.81%	1.84%	1.67%	1.57%	1.52%
Net investment income	0.14%	0.60%	0.69%	0.77%	0.66%
Portfolio turnover rate	265%	193%	139%	155%	117%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  13

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2014

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of thirty-two no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio (commenced investment operations on December 31, 2014), Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Concentrated Portfolio (commenced investment operations on August 29, 2014), Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio (commenced investment operations on August 29, 2014), Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio (formerly, Lazard Emerging Markets Multi-Strategy Portfolio), Lazard Emerging Markets Debt Portfolio, Lazard Emerging Markets Income Portfolio (commenced investment operations on April 30, 2014), Lazard Explorer Total Return Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Fundamental Long/Short Portfolio (commenced investment operations on April 30, 2014), Lazard Enhanced Opportunities Portfolio (commenced investment operations on December 31, 2014), Lazard Master Alternatives Portfolio (commenced investment operations on December 31, 2014), Lazard Capital Allocator Opportunistic Strategies Portfolio, and Lazard Global Dynamic Multi Asset Portfolio (formerly, Lazard Multi-Asset Targeted Volatility Portfolio). All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, US Realty Equity, Global Realty Equity, Fundamental Long/Short and Enhanced Opportunities Portfolios, are operated as “diversified” funds, as defined in the Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of

December 31, 2014. This report includes only the financial statements of Capital Allocator Opportunistic Strategies Portfolio (the “Portfolio”). The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Share class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2014, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and only US Strategic Equity Portfolio had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest

14  Annual Report

rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—

Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on for-

Annual Report  15

ward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2014, transactions in options purchased were as follows:

	Number of
Purchased Options	Contracts	Cost

Options outstanding at beginning of year	—	$—
Options purchased	6,200	404,050
Options sold	(6,200)	(404,050)
Options expired	—	—
Options outstanding at end of year	—	$—

(e) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for an equity basket return. The counterparty pays out the total return of the basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the equity basket underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities.

During the year ended December 31, 2014, the average notional exposure of swap agreements was approximately $18,100,000.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2014, the Portfolio had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the Portfolio elected to defer such losses as follows:

Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

$(1,486,648)	$(257,913)

Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Portfolio’s 2014 tax returns.

16  Annual Report

(g) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolio intends to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, certain derivatives, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Paid in Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain

$ —	$7,226,310	$(7,226,310)

The tax character of dividends and distributions paid during the years ended December 31 were as follows:

	Ordinary Income		Long-Term Capital Gain
Shares	2014	2013	2014	2013

Institutional	$8,536,678	$16,973,416	$3,784,754	$3,152,954
Open	137,103	216,594	60,785	40,234

At December 31, 2014, the components of distributable earnings, on a tax basis, were as follows:

Undistributed Ordinary Income/ Deferred Late Year Ordinary Losses	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Appreciation including Foreign Currency and Derivatives

$(257,913)	$206,583	$7,161,685

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—The Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fee is retained by the Portfolio and is included as paid in capital on the Statement of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolio, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by the Portfolio monthly, at the annual rate of 1.00%.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolio through April 30, 2015 if annualized operating expenses exceed 1.02% and 1.32% of average daily net assets for the Institutional Shares and Open Shares, respectively. The expense caps exclude, among other things, acquired fund fees and expenses.

During the year ended December 31, 2014, the Investment Manager waived its management fees of $279,731 and $16,293 for the Institutional Shares and Open Shares, respectively.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed an-

Annual Report  17

nual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Commit-

tee Chair of $5,000. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Funds based on relative net assets. Effective January 1, 2015, the compensation for Independent Directors is comprised of: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings, although permeeting attendance fees will no longer be paid. Compensation is, generally, divided among the Lazard Funds and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”), based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statement of Operations shows the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2014 were $403,011,115 and $461,003,041, respectively.

For the year ended December 31, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2014, the Portfolio had no borrowings under the Agreement.

18  Annual Report

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(b) Underlying Funds Risk—Shares of ETNs, ETFs and closed-end funds (the “Underlying Funds”) in which the Portfolio invests may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may trade in secondary markets, but typically are redeemable by the issuer. The Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified markets indices. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and these are not registered under the Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make interest payments. The Portfolio may be limited by the Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Portfolio may rely or an exemption is available.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

Annual Report  19

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolio’s investments by each fair value hierarchy level as of December 31, 2014:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2014
Assets:
Exchange-Traded Note	$5,981,994	$—	$—	$5,981,994
Exchange-Traded Funds	116,557,465	—	—	116,557,465
Closed-End Management Investment Company	9,611,399	—	—	9,611,399
Short-Term Investment	56,806,996	—	—	56,806,996
Other Financial Instruments*
Total Return Swap Agreement	—	409,752	—	409,752
Total	$188,957,854	$409,752	$—	$189,367,606

* Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2014.

For further information regarding security characteristics see Portfolio of Investments.

10. Derivative Instruments

The Portfolio may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

A Portfolio enters into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired return.

During the year ended December 31, 2014, the notional amounts of purchases and sales of forward currency contracts were $117,248,564 and $120,858,322, respectively, with average notional exposure of approximately $47,200,000.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:

Fair Value

Asset Derivatives
Equity Risk:
Gross unrealized appreciation on total return swap agreement	$409,752

20  Annual Report

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized gain on purchased options	$201,486
Net realized loss on total return swap agreements	$(816,842)
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$2,869,602
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized appreciation on total return swap agreements	$91,698

See Notes 2(c), 2(d), 2(e) and the Portfolio of Investments for additional disclosures about derivative instruments.

As of December 31, 2014, the Portfolio did not hold derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

11. Change of Independent Registered Public Accounting Firm

On February 26, 2014, Deloitte & Touche LLP (“Deloitte”) was selected as the Fund’s independent registered public accounting firm for the 2014 fiscal year. The decision to change accountants was recommended and approved by the Audit Committee and approved by a majority of the Fund’s Board, including a majority of the Independent Directors. The predecessor independent registered public accounting firm’s reports on the Fund’s financial statements for each of the years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through February 28, 2014, the date of the predecessor independent registered public accounting firm’s report on the Fund’s financial statements for the year ended December 31, 2013, there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

12. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

Annual Report  21

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Lazard Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lazard Capital Allocator Opportunistic Strategies Portfolio (the “Portfolio”), one of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2014, and the related statement of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Portfolio for the year ended December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those statement.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. Where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Capital Allocator Opportunistic Strategies Portfolio of The Lazard Funds, Inc. as of December 31, 2014, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2015

22  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (69)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (62 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Richard Reiss, Jr. (70)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (54)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Annual Report  23

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2015, 38 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Chief Compliance Officer and Director of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (39)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

24  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information
Year Ended December 31, 2014

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2014:

Of the dividends paid by the Portfolio, 13.49% of the dividends are qualified dividend income.

Of the dividends paid by the Portfolio, 7.36% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Portfolio has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report  25

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS030

Lazard Funds Annual Report

December 31, 2014

Emerging Market Funds

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard Emerging Markets Multi Asset Portfolio

Lazard Emerging Markets Debt Portfolio

Lazard Emerging Markets Income Portfolio

Lazard Explorer Total Return Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
9	Performance Overviews
17	Information About Your Portfolio’s Expenses
19	Portfolio Holdings Presented by Sector and Region
20	Portfolios of Investments
20	Lazard Emerging Markets Equity Portfolio
22	Lazard Emerging Markets Core Equity Portfolio
24	Lazard Developing Markets Equity Portfolio
26	Lazard Emerging Markets Equity Blend Portfolio
29	Lazard Emerging Markets Multi Asset Portfolio
44	Lazard Emerging Markets Debt Portfolio
50	Lazard Emerging Markets Income Portfolio
53	Lazard Explorer Total Return Portfolio
63	Notes to Portfolios of Investments
68	Statements of Assets and Liabilities
70	Statements of Operations
72	Statements of Changes in Net Assets
76	Financial Highlights
84	Notes to Financial Statements
102	Report of Independent Registered Public Accounting Firm
103	Board of Directors and Officers Information
105	Tax and other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2014, global equity markets were supported by low interest rates and declining bond yields but their overall gains were tempered by growth concerns and currency volatility. US stocks gained steadily over the year despite the discontinuation of US quantitative easing in October. International equity markets rose slightly in local currency terms but, for US dollar-based investors, returns were negative due to the dollar’s broad strength. Political and economic instability in Ukraine, Russia, and Greece, along with the effects of weaker commodity prices, held back returns in emerging markets. On the other hand, progress on structural reforms could unlock pent-up potential in countries such as India, Indonesia, and China.

Globally, fixed income markets rallied as interest rates in many countries trended lower for most of 2014. In the emerging markets, US dollar-denominated debt outperformed local currency debt for a fourth consecutive year. Meanwhile, the decline in the price of oil led to significant underperformance in the debt of countries that are heavily dependent on oil exports. In general, lower oil prices should be economically favorable for many countries as it can boost consumer spending and strengthen national finances.

At Lazard Asset Management LLC, we remain focused on active management and are committed to leveraging our strengths in pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, achieve your financial goals. Over the years, we understand that your investment preferences may change as markets evolve and as asset classes mature. With this in mind, we launched seven new mutual funds in 2014 across the alternatives, equity, and currency asset classes. We believe these funds may offer our clients’ new avenues of return. As always, we appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

Emerging Markets Equities, Debt, and Currency

The geopolitical situations in Ukraine and in Greece combined with the effects of weaker commodity prices, and, in particular, a collapse in the price of crude oil in the fourth quarter, dominated returns in emerging markets in 2014. The MSCI Emerging Markets® Index (the “EM Index”) fell by 2.2% in 2014, as measured in US dollar terms, with markets in Eastern Europe sustaining the largest declines, decreasing by almost 38%. Because of the geopolitical tensions regarding Ukraine, as well as the fall in crude oil prices, the Russian equity market declined by almost 47% during the year. Some other individual markets suffered because of their sensitivity to crude oil, including Colombia and Brazil, but Latin American markets still fared much less poorly than those in Eastern Europe, dropping about 12%. Asia held up best, as it has done for several years, increasing by almost 5%.

Additionally, various political and other events occurring between February and July in Russia, Crimea, and Ukraine caused attitudes in Europe to harden towards Russia, and caused the European Union to join the United States in imposing several layers of sanctions. Although these issues pressured Russian equities, it took until the fourth quarter for a full panic to occur in the Russian market, caused by sharply lower crude oil prices. Brent crude oil prices sank from approximately $93 to about $58 during the quarter, affecting the ruble which collapsed from around 39 rubles per dollar to approximately 60 rubles per dollar. Signs of consumer panic occurred as individuals were eager to dollarize deposits and buy durable goods in order to preserve wealth. Other markets in the same proximity, most notably Hungary, where several of the largest companies have Eastern European businesses, fell considerably given the regional economic effects. Independently, a surprise election was called by President Samaras in Greece and the market tumbled as the threat of a victory by Syriza, a coalition of the radical left which may pursue an exit from the European Union, concerned investors. Turkey and Egypt were bright spots in 2014. Turkish markets performed well despite an ongoing battle between President Erdogan and the Gulen movement, and because of the economic benefits it may enjoy from lower prices of crude oil imports. Egyptian equities were aided by less instability following the military takeover and election of General el-Sisi as president. South African shares, despite its commodity-sensitive economy, registered a modestly positive return even with a difficult economic environment.

Most Latin American equity markets declined during the year as the effects of lower commodity prices, especially oil, were felt. The biggest decline occurred in Colombia due to the country’s large energy company exposure. However, the Brazilian market also suffered, given Petrobras’s large index weight. Chilean stocks fell amid copper and currency weakness earlier in the year. Shares in Mexico were less harmed because of its trade relationship with the United States but still suffered towards year-end due to the economy’s high sensitivity to crude oil price tax revenues. Peruvian stocks were the region’s star performer, rising by more than 10%, aided by the ongoing resilience of the economy.

Asian markets were the regional exception and generated a positive return during the year, primarily due to the relatively low commodity exposure of the region. Several markets, most notably India and Indonesia, recorded very strong returns due to election victories of popular and credible leaders. Philippine equities also generated strong performance as its economy continued to act positively. Thai stocks finished higher following the military removal of Prime Minister Yingluck Shinawatra after she attempted to pardon her brother, former Prime Minister Thaksin Shinawatra, and despite concerns in December about King Bhumibol Adulyadej’s health. Taiwanese equities were aided by the country’s strong macroeconomic conditions while Chinese shares, despite a slowing economy, were helped towards year-end by sharply declining energy prices. Given its energy production role, Malaysian shares performed poorly in 2014, declining by more than 10%.

Health care companies were, by far, the best performing sector in 2014. The financials and information technology sectors also had good returns. Materials stocks fell by almost 20% and the energy sector collapsed by over 26%, dwarfing all other sector movements.

Hard currency emerging market debt performed well on the year and outperformed local currency debt for the fourth consecutive year. The JPMorgan EMBI Global Diversified® Index, a measure of emerging markets external debt, returned 7.43% while, on the local currency debt side, the JPMorgan GBI-EM Global Diversified® Index was down 5.72% on the year. The 1,300 basis-point difference between the two indices is the largest dispersion of returns that we have seen in the asset class. Within external debt markets, dispersion between investment-grade and sub-investment-grade issuers was also significant as the invest-

Annual Report  3

ment-grade debt returned 9.74%, while high-yield returned 3.42%. Much of the dispersion within the external debt markets is likely attributable to a volatile fourth quarter, which was exacerbated by thin year-end liquidity. A major theme driving markets during the final months of the year was the collapse in oil prices. The price of a barrel of Brent crude oil peaked in late June at $115 and fell persistently over the next several months. The decline in oil prices then accelerated following OPEC’s November 27 decision to maintain production at current levels, leading to a sell-off in commodity-related assets. This led to the significant underperformance of countries that are heavily dependent on oil exports. For the year, the worst-performing countries were Ukraine and Russia, which were negatively impacted by increasing default and restructuring fears. With regard to local currency markets, the negative performance is primarily attributable to negative spot-currency returns as investors increasingly focused on the divergent paths of monetary policy between the US Federal Reserve and emerging markets central banks. For the year, Russia was by far the worst-performing country in the index, as the ruble plummeted due to the collapse in oil prices and concerns about the possibility of a fresh set of Western sanctions in response to Russia’s support of separatists in Ukraine.

This year was a difficult one across the emerging markets asset classes due to concerns about global growth (ex-US), the sharp decline in prices of oil and other commodities, rising concerns in Europe over Greek elections and a potential euro zone exit, the uncertain path of US interest rate normalization in light of strong employment and GDP data, and geopolitics. In this environment, all emerging markets currencies depreciated against the strong US dollar. Though negative, currencies in Asia fared better (flat to down over 6%) than currencies across Europe and Latin America, many of which were down 10% to nearly 50% against the dollar.

The decline in the price of oil and other commodities has weighed on emerging markets assets for the past several months. However, while emerging markets has many oil exporters, it also has some of the largest net importers of oil. These countries should see positive implications to their current accounts, growth and inflation, which in our view suggests that the net effect of lower oil prices on emerging markets growth should be positive over the medium term. This has not exerted a sustained positive impact on emerging markets asset prices or the performance of emerging markets currencies. The Asian and emerging European regions stand to benefit as most countries (except Malaysia and Vietnam) are net oil importers. In Indonesia, for example, the government remains committed to structural reforms in the oil sector by reducing fuel subsidies which is expected to reduce its dependency on imported refined fuel and boost domestic refining (as other countries such as India and Malaysia have done). The impact of these actions on the country’s fundamental metrics will likely be felt over time, but will improve the fiscal position in the near term. Other countries in Asia such as Thailand, South Korea, and the Philippines, along with several countries in central Europe, stand to reap benefits as well.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2014, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of -4.16%, while Open Shares posted a total return of -4.39%, as compared with the -2.19% return for the EM Index.

Shares of Axis Bank and Punjab National Bank, both Indian banks, increased on the back of strong returns and the expectation that, following the Modi election win in India, the economy will rebound and thus reduce credit costs for the banking sector and improve returns. Shares of Taiwan Semiconductor Manufacturing, a Taiwanese semiconductor company, increased as the company announced impressive sales results. Bank Mandiri, an Indonesian bank, reported good quarterly results. Shares of Telekomunikasi Indonesia, an Indonesian telecom company, performed well on the back of good execution and expectations for an uplift in average revenues per unit and data penetration growth.

In contrast, shares of Sberbank Russia performed poorly as plummeting oil prices and severe weakness in the ruble resulted in significant macroeconomic concerns. Mobile TeleSystems, a Russian telecommunication services company, was negatively affected by the collapsing ruble and from investor concerns regarding the parent company Sistema’s legal battle with the government in relation to dividends earned from its subsidiary Bashneft. Shares of Pacific Rubiales Energy, a Canadian energy company with assets primarily in Colombia and Latin America, declined given the company’s sensitivity to the recent collapse on oil prices. Gazprom, a Russian gas company, was negatively affected by the recent plummet in oil prices and the ruble and from

4  Annual Report

negative Russian sentiment following increased sanctions from the West. Shares of MegaFon, a Russian telecommunication services company, were also negatively affected by the collapsing ruble.

Lazard Emerging Markets Core Equity Portfolio

For the year ended December 31, 2014, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of -1.25%, while Open Shares posted a total return of -1.56%, as compared with the -2.19% return for the EM Index.

Shares of Largan Precision Company, the Taiwan-based optical lens manufacturer for smartphones and other electronics, outperformed on the strong and stable growth of its smartphone lens business. ICICI Bank, an Indian Bank, helped performance on improving revenue growth, stable asset quality, and continued enthusiasm by investors for reforms in the financials sector. Tata Motors, the Indian auto company that manufactures Jaguar and Land Rover vehicles, also increased during the year on strong topline growth and margin expansion. Shares of Vipshop Holdings, a leading Chinese online discount retailer, increased due to expectations of continued strong earnings growth in the sector. CSR Corporation (CSR), the Chinese rolling stock manufacturer, helped performance, due to market enthusiasm over consolidation in the industry on their announced merger with China CNR Corp (CNR), another rolling stock manufacturer.

Holdings in Russia, especially Mail.ru, the internet service provider and online gaming company and MegaFon, a telecommunications service provider, hurt performance as continued geopolitical tension, the falling price of oil, and the depreciation of the ruble increased concerns on the outlook for the economy. Gran Tierra Energy, the Latin American oil and gas exploration and production company, and SapuraKencana, a Malaysian upstream oil and gas company, declined on the worsening oil price outlook. Shares of DGB Financial Group, a financial holding company focusing on the Greater Daegu area in South Korea, collapsed after the company announced a dilutive rights offering at an 18% discount to market price.

Lazard Developing Markets Equity Portfolio

For the year ended December 31, 2014, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of -10.27%, while Open Shares posted a total return of -10.57%, as compared with the -2.19% return for the EM Index.

Aurobindo Pharma, an Indian generic pharmaceuticals manufacturer, outperformed on strong results and management’s projections of a positive outlook for the company. ICICI Bank, an Indian bank, outperformed due to solid earnings reports, led by strong retail advances and stable asset quality. Zhuzhou CSR Times Electric, a Chinese manufacturer of electrical systems for railways, went higher on optimism about the potential for new business from the announced merger of two rail companies, its parent company CSR and CNR. Shriram Transport Finance, an Indian commercial vehicle finance company, did well on the prospects of a rebounding economy and guidance of margin expansion and lower credit costs. Bank Rakyat Indonesia, an Indonesian bank, did well with strong efficiency gains in its business despite a higher cost of risk.

Stock selection in the financials and health care sectors, as well as in India, Korea, and Colombia helped performance.

A lower-than-index exposure to the materials and consumer staples sectors as well as to Korea and Malaysia, and a higher-than-index exposure to the health care sector as well as to India and Turkey, added value.

Globaltrans Investment, a Russian rail freight logistics company; Sberbank, a Russian bank; TMK, a Russian manufacturer of pipes for the oil and gas industry; and Yandex, a Russian internet search company; all fell as tensions between Russian and Ukraine persisted, oil prices declined and the Russian ruble weakened. Shares in Pacific Rubiales Energy, a Colombian oil and gas exploration company, fell along with the steep correction of crude oil prices.

Stock selection in the energy, information technology, consumer staples, industrials, and consumer discretionary sectors as well as in Russia, Brazil, China, and Mexico detracted value.

A lower-than-index exposure to the information technology sector as well as to South Africa, Taiwan and Thailand, and a higher-than-index exposure to Russia, Colombia, and Greece, hurt performance.

Annual Report  5

Lazard Emerging Markets Equity Blend Portfolio

For the year ended December 31, 2014, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of -8.66%, while Open Shares posted a total return of -8.95%, as compared with the -2.19% return for the EM Index.

The Portfolio is managed using a combination of two of Lazard Asset Management LLC’s, the Fund’s investment manager (the “Investment Manager”), equity strategies in emerging markets, a relative value and a relative growth strategy, and also includes small cap stocks. The Investment Manager considers a market forecast based on four categories pertinent to allocation decisions among the strategies: Economy, Valuation, Liquidity, and Sentiment.

Changes made to the market forecast during 2014 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers Index, which measures economic activity) in China, the United States, the eurozone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks; and equity and fixed income valuations, along with other data.

For 2014, stock selection and a lower-than-index exposure to materials and stock selection in the financials sector added value, as did stock selection in India, higher-than-index exposure to Turkey, stock selection and higher-than-index exposure to Indonesia, and stock selection and lower-than-index exposure to South Korea. The Portfolio’s average overweight to value versus growth and exposure to small cap stocks over the year also added to performance. In contrast, stock selection in the energy, industrials, consumer staples, telecom services, and consumer discretionary sectors detracted from performance, as did stock selection and higher-than-index exposure to Russia, stock selection in China, stock selection and higher-than-index exposure to Colombia, and stock selection in Brazil.

Lazard Emerging Markets Multi Asset Portfolio

For the year ended December 31, 2014, the Lazard Emerging Markets Multi Asset Portfolio’s Institutional Shares posted a total return of -5.57%, while Open Shares posted a total return of -5.89%, as compared with the -2.19% return for the EM Index.

The Portfolio is managed using a combination of three of the Investment Manager’s emerging-market equity strategies—relative value, relative growth, and a small-cap strategy—and two of the Investment Manager’s emerging-market fixed income strategies, a debt and a currencies strategy. The Investment Manager considers a market forecast based on four categories pertinent to allocation decisions among the strategies: Economy, Valuation, Liquidity, and Sentiment.

Changes made to the market forecast during 2014 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers Index, which measures economic activity) in China, the United States, the Eurozone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks; and equity and fixed income valuations, along with other data.

For 2014, stock selection and a lower than index exposure to materials and stock selection in the financials sector added value, as did stock selection in India, higher-than-index exposure to Turkey, stock selection and higher than index exposure to Indonesia, and stock selection and lower than index exposure to South Korea. Exposure to the Romanian leu—via both derivative instruments and local currency bonds—also contributed, as did exposures to select credits such as Ivory Coast. Our average overweight to value versus growth, our exposure to small cap equities, and average overweight to debt versus currencies over the year also added. In contrast, stock selection in the energy, industrials, consumer staples, telecom services and consumer discretionary sectors detracted from performance, as did stock selection and higher than index exposure to Russia, stock selection in China, stock selection and higher than index exposure to Colombia, stock selection in Brazil, long positions in the Russian ruble, Kazakhstan tenge, Ghananian cedi, Mexican peso and Colombian peso (implemented via derivative instruments), external debt positions in Russia, Kazakhstan and Venezuela, and select corporate bond positions.

Lazard Emerging Markets Debt Portfolio

For the year ended December 31, 2014, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of -2.07%, while Open Shares posted a total return of -2.53%, as compared with the 0.71% return for the blended 50% JPMorgan EMBI Global Diversified

6  Annual Report

Index/50% JPMorgan GBI-EM Global Diversified Index (the “Global Diversified Index”).

The largest positive contributor to returns for the year was the Portfolio’s allocation between hard currency and local currency debt. We tactically shifted these allocations throughout the year, and had a large overweight to hard currency debt in the fourth quarter when hard currency debt outperformed local currency debt by over 400 basis points.

However, within the Portfolio’s hard currency allocation, there were two key themes that detracted from performance. First, country selection was negative as the Portfolio held a number of high yield sovereigns with significant oil exposure, which underperformed in the fourth quarter. On a country-specific basis, the largest detractor from returns was Venezuela, which entered the oil price collapse from a position of extreme weakness, with an overvalued exchange rate, one of the highest levels of inflation in the world, and a double-digit fiscal deficit. Second, the Portfolio held positions in a handful of high yield corporates in the oil & gas sector which weighed on returns. High yield corporates significantly underperformed investment-grade corporates and, within high yield, oil & gas was the worst-performing industry. Accordingly, we reduced the Portfolio’s corporate exposure and, in the process, rotated out of a number of oil & gas credits and into higher quality names in the financials, telecommunications, and utility sectors.

Also weighing on performance was the Portfolio’s lower-than-benchmark duration exposure during the first half of the year. Early in the third quarter, we moved to a neutral duration position based on the view that yields were likely to remain lower for longer due to concerns about global growth.

Within the Portfolio’s local debt allocation, the largest contributor to performance was an overweight position in Brazilian rates and an underweight position in Russia. In Brazil, we focused on the long end of the yield curve, which benefited from a flattening of global rates as well as indications that the presidential election results were viewed favorably. We shifted to an underweight position in Russia following the events in Crimea, and this positioning was beneficial to returns.

Forward currency contracts were used to hedge the currency risk in the Portfolio. During the year, they detracted slightly from performance.

Lazard Emerging Markets Income Portfolio

For the period since inception on April 30, 2014 through December 31, 2014, the Lazard Emerging Markets Income Portfolio’s Institutional Shares posted a total return of -8.30%, while Open Shares posted a total return of -8.50%, as compared with the -7.73% return for the JPMorgan Emerging Local Markets® Index Plus.

The Portfolio’s best relative performance for the period was earned from Romanian security selection and active management of currency exposure. Exposure to Romanian local debt benefited from falling bond yields and outperformed the index result. Country selection in the Asian region also helped. Portfolio underweights in Taiwan, South Korea, Singapore, and Malaysia added relative value while overweight positioning in India detracted just 2 basis points (bps).

Conversely, overweight exposure to Israel detracted 14 bps on shekel weakness due to political turmoil and loose monetary policy. We had taken an overweight exposure to Israel via short duration inflation-linked bonds which offered higher yield. Brazilian exposure was negatively impacted by currency volatility especially during the second half of 2014 stemming from election noise and a sharp decline in commodities prices, though security selection helped at the margin. Finally, Turkey detracted 11 bps of relative performance as political noise and concerns surrounding Greece’s future in the European Union overwhelmed the positive terms of trade and fiscal impact of lower imported oil prices.

Lazard Explorer Total Return Portfolio

For the year ended December 31, 2014, the Lazard Explorer Total Return Portfolio’s Institutional Shares posted a total return of -0.21%, while Open Shares posted a total return of -0.52%, as compared with the 0.71% return for the Global Diversified Index.

Throughout the year, we were highly tactical in shifting the Portfolio’s net exposure, which ranged from 23% to 94%. The vast majority of the Portfolio’s net long exposure was dedicated to hard currency debt, which was beneficial as hard currency debt significantly outperformed local currency debt during the year. However, within the Portfolio’s hard

Annual Report  7

currency allocation, there were two key themes that detracted from performance. First, country selection was negative as the Portfolio held a number of high yield sovereigns with significant oil exposure, which underperformed in the fourth quarter. On a country-specific basis, some of the largest detractors from returns were oil-exporting countries, such as Venezuela and Ecuador. In our view, Venezuela entered the oil price collapse from a position of extreme weakness, with an overvalued exchange rate, one of the highest levels of inflation in the world, and a double-digit fiscal deficit. Ecuador’s poor track record in meeting obligations during times of low oil prices further contributed to its poor performance during the fourth quarter. We reduced the Portfolio’s exposure to oil-sensitive credits in the fourth quarter, in line with a transition to a more neutral risk profile. Second, the Portfolio held positions in a handful of high yield corporates in the oil & gas sector which weighed on returns. High yield corporates significantly underperformed investment-grade corporates and, within high yield, oil & gas was the worst-performing industry. We reduced our cor-

porate exposure and, in the process, rotated out of a number of oil & gas credits and into higher quality names in the financials, telecommunications, and utility sectors. On the local currency side of the Portfolio, a position in long-dated Brazilian rates was beneficial to returns, especially in the months leading up to the Brazilian election. The long end of the yield curve benefited from a flattening of global rates, as well as indications that the presidential election results were viewed favorably. The Portfolio’s relative value positions also contributed positively to performance. We increased the Portfolio’s exposure to relative value strategies early in the year based on the view that emerging markets countries would exhibit highly disparate returns.

The portfolio management team uses currency forwards, both opportunistically, for direct currency exposure, and defensively, for hedging purposes, credit default swaps and interest rate swaps. For the year, the use of derivatives detracted from the Portfolio’s performance.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by the Investment Manager, State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

8  Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Years Ended December 31, 2014

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	-4.16%	3.28%	9.81%
Open Shares**	-4.39%	2.97%	9.49%
EM Index	-2.19%	1.78%	8.43%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  9

Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	One	Since
	Year	Inception	†
Institutional Shares**	-1.25%	-2.51%
Open Shares**	-1.56%	-2.77%
EM Index	-2.19%	-4.31%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was October 31, 2013.

10  Annual Report

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	-10.27%	-0.82%	4.41%
Open Shares**	-10.57%	-1.13%	4.11%
EM Index	-2.19%	1.78%	5.67%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

Annual Report  11

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	One	Since
	Year	Inception	†
Institutional Shares**	-8.66%	1.25%
Open Shares**	-8.95%	0.94%
EM Index	-2.19%	3.20%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

12  Annual Report

Lazard Emerging Markets Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi Asset Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	One	Since
	Year	Inception	†
Institutional Shares**	-5.57%	-2.60%
Open Shares**	-5.89%	-2.91%
EM Index	-2.19%	-2.76%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Emerging Markets Multi-Strategy Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2011.

Annual Report  13

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, JPMorgan EMBI Global Diversified® Index, JPMorgan GBI-EM Global Diversified® Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	One	Since
	Year	Inception	†
Institutional Shares**	-2.07%	2.50%
Open Shares**	-2.53%	2.17%
JPMorgan EMBI Global Diversified Index	7.43%	6.81%
JPMorgan GBI-EM Global Diversified Index	-5.72%	-0.39%
Global Diversified Index	0.71%	3.22%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

14  Annual Report

Lazard Emerging Markets Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Income Portfolio and JPMorgan Emerging Local Markets® Index Plus*

Total Returns*

Period Ended December 31, 2014

	Since
	Inception	†
Institutional Shares**	-8.30%
Open Shares**	-8.50%
JPMorgan Emerging Local Markets Index Plus	-7.73%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The JPMorgan Emerging Local Markets Index Plus tracks total returns for local currency-denominated money market instruments in 23 emerging markets countries with at least US $10 billion of external trade. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

Annual Report  15

Lazard Explorer Total Return Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Explorer Total Return Portfolio, JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	One	Since
	Year	Inception	†
Institutional Shares**	-0.21%	0.11%
Open Shares**	-0.52%	-0.16%
JPMorgan EMBI Global Diversified Index	7.43%	6.79%
JPMorgan GBI-EM Global Diversified Index	-5.72%	-5.11%
Global Diversified Index	0.71%	0.72%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was June 28, 2013.

16  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2014 through December 31, 2014 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio During Period 7/1/14 - 12/31/14

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$877.90	$5.16	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Open Shares
Actual	$1,000.00	$876.40	$6.48	1.37%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97	1.37%

Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$925.40	$6.31	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%
Open Shares
Actual	$1,000.00	$924.20	$7.76	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%

Annual Report  17

Portfolio	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio During Period 7/1/14 - 12/31/14

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$859.40	$5.58	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06	1.19%
Open Shares
Actual	$1,000.00	$858.00	$6.98	1.49%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.69	$7.58	1.49%

Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$874.30	$5.95	1.26%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.41	1.26%
Open Shares
Actual	$1,000.00	$873.00	$7.55	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%

Emerging Markets Multi Asset
Institutional Shares
Actual	$1,000.00	$908.10	$6.35	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.72	1.32%
Open Shares
Actual	$1,000.00	$905.90	$7.69	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$909.30	$4.52	0.94%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79	0.94%
Open Shares
Actual	$1,000.00	$906.90	$6.25	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%

Emerging Markets Income
Institutional Shares
Actual	$1,000.00	$903.40	$4.34	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$902.40	$5.75	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%

Explorer Total Return
Institutional Shares
Actual	$1,000.00	$962.80	$5.94	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%
Open Shares
Actual	$1,000.00	$961.40	$7.42	1.50%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	$7.63	1.50%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

18  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector and Region December 31, 2014

Sector*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio

Consumer Discretionary	7.7%	17.0%	14.4%	13.6%	7.5%
Consumer Staples	9.6	2.6	2.8	5.9	3.4
Energy	8.7	3.1	7.2	8.2	7.4
Financials	28.4	28.4	28.6	27.6	17.6
Health Care	—	4.1	6.3	2.8	1.5
Industrials	6.3	10.6	17.1	9.8	5.7
Information Technology	19.8	21.4	15.5	21.8	11.8
Materials	5.7	6.3	8.1	3.2	2.1
Telecommunication Services	10.1	4.3	—	5.5	3.5
Utilities	0.7	1.6	—	—	0.9
Sovereign Debt	—	—	—	—	18.1
US Treasury Securities	—	—	—	—	8.2
Short-Term Investments	3.0	0.6	—	1.6	12.3
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Region*	Lazard Emerging Markets Debt Portfolio	Lazard Emerging Markets Income Portfolio	Lazard Explorer Total Return Portfolio

Africa	13.2%	1.6%	13.1%
Asia	19.6	10.5	20.7
Europe	24.1	6.9	15.9
North America	—	56.2	—
South America	32.3	11.4	36.4
Short-Term Investments	10.8	13.4	13.9
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  19

The Lazard Funds, Inc. Portfolios of Investments December 31, 2014

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 97.4%

Argentina | 1.0%
YPF Sociedad Anonima Sponsored ADR	5,182,781	$137,188,213

Brazil | 14.3%
Ambev SA ADR	31,227,750	194,236,605
Banco do Brasil SA	49,663,110	439,359,158
BB Seguridade Participacoes SA	23,986,900	287,938,370
CCR SA	21,407,400	122,921,328
CEMIG SA Sponsored ADR	20,481,326	101,792,190
Cielo SA	19,875,921	311,468,797
Localiza Rent a Car SA	7,477,525	99,604,422
Natura Cosmeticos SA	7,390,200	88,506,575
Souza Cruz SA	15,508,625	112,673,340
Vale SA Sponsored ADR	10,903,200	89,188,176
Via Varejo SA (a)	12,927,700	100,937,898
		1,948,626,859
China | 11.1%
Baidu, Inc. Sponsored ADR (a)	1,257,800	286,740,666
China Construction Bank Corp., Class H	610,733,220	495,502,152
China Shenhua Energy Co., Ltd., Class H	43,149,000	126,795,473
CNOOC, Ltd.	123,873,000	167,567,335
NetEase, Inc. ADR	3,379,504	335,044,027
Weichai Power Co., Ltd., Class H	24,415,000	102,157,657
		1,513,807,310
Colombia | 1.0%
Pacific Rubiales Energy Corp.	21,833,400	135,119,768

Egypt | 1.2%
Commercial International Bank Egypt SAE GDR	24,212,175	159,656,535

Hong Kong | 3.7%
China Mobile, Ltd. Sponsored ADR	6,178,504	363,419,605
Huabao International Holdings, Ltd.	178,274,000	145,402,653
		508,822,258
Hungary | 1.0%
OTP Bank Nyrt.	9,334,242	134,804,982
Description	Shares	Value

India | 8.6%
Axis Bank, Ltd.	33,237,161	$262,266,024
Bajaj Auto, Ltd.	1,485,203	56,973,942
Bank of India	2,076,152	9,820,219
Bharat Heavy Electricals, Ltd.	28,408,477	118,966,142
HCL Technologies, Ltd.	3,931,885	99,808,357
Hero MotoCorp, Ltd.	1,277,066	62,737,498
Jindal Steel & Power, Ltd.	5,269,110	12,571,624
Punjab National Bank, Ltd.	68,819,120	237,172,659
Tata Consultancy Services, Ltd.	7,793,168	316,278,327
		1,176,594,792
Indonesia | 6.6%
PT Astra International Tbk	242,523,600	143,953,751
PT Bank Mandiri (Persero) Tbk	258,548,230	223,165,717
PT Semen Indonesia (Persero) Tbk	84,078,000	109,232,112
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	7,013,755	317,232,139
PT United Tractors Tbk	76,140,784	105,746,234
		899,329,953
Macau | 1.1%
Wynn Macau, Ltd.	56,022,000	156,539,302

Malaysia | 0.8%
British American Tobacco Malaysia Berhad	5,703,000	105,694,607

Mexico | 1.5%
Grupo Mexico SAB de CV, Series B	33,517,647	97,210,547
Kimberly-Clark de Mexico SAB de CV, Series A	46,686,305	101,607,880
		198,818,427
Pakistan | 1.5%
Oil & Gas Development Co., Ltd.	43,563,549	89,262,952
Pakistan Petroleum, Ltd.	67,610,602	118,399,537
		207,662,489
Philippines | 1.7%
Philippine Long Distance Telephone Co. Sponsored ADR	3,593,450	227,429,450

Russia | 6.9%
ALROSA AO	102,425,222	107,887,866
Eurasia Drilling Co., Ltd. GDR	4,000,301	70,761,392
Gazprom OAO Sponsored ADR	39,575,454	183,048,466

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Lukoil OAO Sponsored ADR	2,030,138	$80,391,293
Magnit PJSC Sponsored GDR	180,006	8,117,289
Magnit PJSC Sponsored GDR (b), (c)	1,761,265	79,961,431
MegaFon OAO GDR (b), (c)	5,557,964	76,588,744
Mobile TeleSystems OJSC Sponsored ADR	15,899,643	114,159,437
Oriflame Cosmetics SA SDR	2,244,777	31,034,856
Sberbank of Russia (a)	208,334,173	188,615,344
		940,566,118
South Africa | 8.9%
Bidvest Group, Ltd.	4,603,082	120,379,935
Imperial Holdings, Ltd.	7,201,561	114,169,297
Nedbank Group, Ltd.	5,810,647	124,485,167
PPC, Ltd.	38,911,637	92,654,542
Sanlam, Ltd.	17,716,853	106,426,937
Shoprite Holdings, Ltd.	14,816,695	214,472,350
Standard Bank Group, Ltd.	9,710,902	119,340,552
Tiger Brands, Ltd.	3,195,992	101,223,599
Vodacom Group, Ltd.	9,308,249	102,795,627
Woolworths Holdings, Ltd.	17,833,825	117,892,664
		1,213,840,670
South Korea | 13.9%
Coway Co., Ltd.	1,454,505	110,666,628
Hanwha Life Insurance Co., Ltd.	27,090,706	204,553,570
Hyundai Mobis Co., Ltd.	909,768	193,631,649
KB Financial Group, Inc.	6,884,058	224,829,110
KT&G Corp.	2,103,296	145,846,189
Samsung Electronics Co., Ltd.	389,495	468,193,264
Shinhan Financial Group Co., Ltd.	7,748,374	310,894,002
SK Hynix, Inc. (a)	5,327,540	229,400,030
		1,888,014,442
Description	Shares	Value

Taiwan | 4.9%
Hon Hai Precision Industry Co., Ltd.	46,745,448	$128,903,768
Taiwan Semiconductor Manufacturing Co., Ltd.	120,634,284	532,326,606
		661,230,374
Thailand | 2.5%
CP All Public Co. Ltd. (b)	100,624,900	129,986,573
PTT Exploration & Production Public Co. Ltd. (b)	24,491,670	83,375,898
The Siam Cement Public Co. Ltd.	9,489,200	129,062,036
		342,424,507
Turkey | 5.2%
Akbank TAS	37,460,608	138,029,844
Koc Holding AS	35,853,916	189,380,183
Turkcell Iletisim Hizmetleri AS (a)	27,888,264	170,307,514
Turkiye Is Bankasi AS, C Shares	73,588,923	211,091,885
		708,809,426
Total Common Stocks (Identified cost $13,514,187,329)		13,264,980,482

Short-Term Investment | 2.9%
State Street Institutional Treasury Money Market Fund (Identified cost $401,587,979)	401,587,979	401,587,979

Total Investments | 100.3% (Identified cost $13,915,775,308) (d)		$13,666,568,461

Liabilities in Excess of Cash and Other Assets | (0.3)%		(35,327,076)

Net Assets | 100.0%		$13,631,241,385

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 94.5%

Brazil | 4.9%
Cosan, Ltd., Class A	31,195	$241,761
Embraer SA Sponsored ADR	11,900	438,634
Klabin SA	80,660	439,931
Kroton Educacional SA	89,900	518,008
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	19,335	306,515
Via Varejo SA (a)	32,000	249,852
		2,194,701
Canada | 1.0%
Gran Tierra Energy, Inc. (a)	113,700	436,480

China | 19.8%
Anhui Conch Cement Co., Ltd., Class H	181,500	678,043
Baidu, Inc. Sponsored ADR (a)	4,454	1,015,378
Beijing Capital International Airport Co., Ltd., Class H	460,000	366,911
China Lesso Group Holdings, Ltd.	502,000	244,581
China Petroleum & Chemical Corp. ADR	5,700	461,757
CSR Corp., Ltd., Class H	525,000	706,802
ENN Energy Holdings, Ltd.	62,000	350,616
Industrial and Commercial Bank of China, Ltd., Class H	2,667,000	1,937,408
Lenovo Group, Ltd.	412,000	540,287
NetEase, Inc. ADR	3,900	386,646
PICC Property & Casualty Co., Ltd., Class H	347,180	671,747
Ping An Insurance (Group) Co. of China, Ltd., Class H	78,000	787,610
Sinotrans, Ltd., Class H	588,000	390,047
Vipshop Holdings, Ltd. ADS (a)	20,900	408,386
		8,946,219
Greece | 0.5%
Piraeus Bank SA (a)	199,306	219,267

Hong Kong | 4.5%
Brilliance China Automotive Holdings, Ltd.	256,000	408,162
China Mobile, Ltd. Sponsored ADR	11,200	658,784
China Resources Power Holdings Co., Ltd.	140,000	360,358
Haier Electronics Group Co., Ltd.	246,000	583,897
		2,011,201
Description	Shares	Value

India | 7.1%
Dr Reddy’s Laboratories, Ltd. ADR	9,900	$499,455
HDFC Bank, Ltd. ADR	15,569	790,127
ICICI Bank, Ltd. Sponsored ADR	100,900	1,165,395
Tata Motors, Ltd. Sponsored ADR	17,245	729,118
		3,184,095
Indonesia | 3.8%
PT Bank Mandiri (Persero) Tbk	663,400	572,613
PT Matahari Department Store Tbk	456,400	553,243
PT Semen Indonesia (Persero) Tbk	464,700	603,727
		1,729,583
Jordan | 1.1%
Hikma Pharmaceuticals PLC	16,602	509,128

Malaysia | 0.5%
SapuraKencana Petroleum Berhad	367,500	244,011

Mexico | 7.2%
Alsea SAB de CV (a)	106,700	293,549
Cemex SAB de CV Sponsored ADR (a)	51,618	525,987
Fibra Uno Administracion SA REIT	163,100	480,885
Genomma Lab Internacional SAB de CV, B Shares (a)	179,551	342,095
Gruma SAB de CV	44,400	474,794
Grupo Financiero Banorte SAB de CV, Class O	85,800	474,077
Grupo Televisa SAB Sponsored ADR (a)	20,000	681,200
		3,272,587
Peru | 1.1%
Credicorp, Ltd.	3,050	488,549

Philippines | 2.8%
Alliance Global Group, Inc.	711,300	355,016
BDO Unibank, Inc.	184,140	450,407
GT Capital Holdings, Inc.	20,335	467,200
		1,272,623
Poland | 0.6%
Powszechna Kasa Oszczednosci Bank Polski SA	29,353	295,317

Russia | 1.6%
Magnit OJSC Sponsored GDR	5,506	248,290
Mail.ru Group, Ltd. GDR (a)	14,342	231,613
MegaFon OAO GDR	7,992	109,597
MegaFon OAO GDR (b), (c)	9,529	131,310
		720,810

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

South Africa | 4.4%
Aspen Pharmacare Holdings, Ltd.	12,753	$443,758
Mondi PLC	32,155	518,428
MTN Group, Ltd.	22,455	426,124
Naspers, Ltd., N Shares	4,577	589,280
		1,977,590
South Korea | 9.5%
DGB Financial Group, Inc.	58,172	598,541
Hotel Shilla Co., Ltd.	7,174	593,271
KEPCO Plant Service & Engineering Co., Ltd.	9,152	660,601
Samsung Electronics Co., Ltd.	644	774,121
SK Hynix, Inc. (a)	24,859	1,070,411
SK Telecom Co., Ltd. Sponsored ADR	21,100	569,911
		4,266,856
Switzerland | 1.1%
Dufry AG (a)	3,224	477,927

Taiwan | 16.6%
Advanced Semiconductor Engineering, Inc. ADR	77,100	472,623
Delta Electronics, Inc.	109,000	647,669
Eclat Textile Co., Ltd.	63,760	645,677
Hermes Microvision, Inc.	8,000	400,786
Hon Hai Precision Industry Co., Ltd. GDR	133,442	746,334
Largan Precision Co., Ltd.	18,000	1,347,655
MediaTek, Inc.	26,000	378,506
Mega Financial Holding Co., Ltd.	582,000	448,650
Merida Industry Co., Ltd.	80,800	547,742
President Chain Store Corp.	53,000	408,698
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	63,849	1,428,941
		7,473,281
Thailand | 2.7%
Bangkok Bank Public Co. Ltd.	56,600	332,287
Kasikornbank Public Co. Ltd.	128,200	890,794
		1,223,081
Description	Shares	Value

Turkey | 2.7%
TAV Havalimanlari Holding AS	99,084	$ 810, 267
Turk Traktor ve Ziraat Makineleri AS	12,007	395,150
		1,205,417
United States | 1.0%
First Cash Financial Services, Inc. (a)	7,965	443,411

Total Common Stocks (Identified cost $43,308,508)		42,592,134

Preferred Stocks | 2.7%

Brazil | 2.7%
Alpargatas SA	87,120	235,343
Itau Unibanco Holding SA Sponsored ADR	75,552	982,932

Total Preferred Stocks (Identified cost $1,526,918)		1,218,275

Right | 0.0%

South Korea | 0.0%
DGB Financial Group, Inc., Expires 01/13/15 (Identified cost $197)	11,771	18,634

Short-Term Investment | 0.6%
State Street Institutional Treasury Money Market Fund (Identified cost $258,200)	258,200	258,200

Total Investments | 97.8% (Identified cost $45,093,823) (d)		$44,087,243

Cash and Other Assets in Excess of Liabilities | 2.2%		1,011,434

Net Assets | 100.0%		$45,098,677

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 95.8%

Brazil | 7.7%
Estacio Participacoes SA	852,900	$7,547,895
Gerdau SA Sponsored ADR	1,373,350	4,875,392
Kroton Educacional SA	773,500	4,456,946
Localiza Rent a Car SA	262,420	3,495,567
Petroleo Brasileiro SA Sponsored ADR	662,500	5,021,750
Vale SA Sponsored ADR	595,115	4,868,041
Via Varejo SA (a)	505,400	3,946,101
		34,211,692
China | 21.0%
AAC Technologies Holdings, Inc.	1,309,200	6,982,528
Agricultural Bank of China, Ltd., Class H	19,952,500	10,020,703
Anhui Conch Cement Co., Ltd., Class H	3,140,500	11,732,191
Anton Oilfield Services Group	4,664,000	1,007,215
Baidu, Inc. Sponsored ADR (a)	51,610	11,765,532
China Construction Bank Corp., Class H	4,695,184	3,809,313
China Merchants Bank Co., Ltd., Class H	3,483,711	8,693,782
China National Materials Co., Ltd., Class H	14,333,890	4,301,174
China Oilfield Services, Ltd., Class H	1,976,000	3,434,688
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	252,200	5,147,402
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,102,000	11,127,514
Zhuzhou CSR Times Electric Co., Ltd., Class H	2,577,500	14,973,774
		92,995,816
Colombia | 3.3%
Bancolombia SA Sponsored ADR	155,900	7,464,492
Cemex Latam Holdings SA (a)	550,178	3,685,099
Pacific Rubiales Energy Corp.	525,229	3,250,470
		14,400,061
Greece | 1.1%
Piraeus Bank SA (a)	4,311,031	4,742,790

Hong Kong | 5.9%
China State Construction International Holdings, Ltd.	7,713,340	10,837,230
Melco Crown Entertainment, Ltd. ADR	149,000	3,784,600
Techtronic Industries Co., Ltd.	3,530,500	11,314,158
		25,935,988
Description	Shares	Value

India | 14.1%
Adani Ports & Special Economic Zone, Ltd.	1,357,832	$6,868,499
Aurobindo Pharma, Ltd.	719,572	12,906,096
Glenmark Pharmaceuticals, Ltd.	582,317	7,079,080
HDFC Bank, Ltd. Sponsored ADR	133,355	6,767,766
ICICI Bank, Ltd. Sponsored ADR	711,275	8,215,226
Reliance Industries, Ltd.	408,862	5,757,249
Shriram Transport Finance Co., Ltd.	461,855	8,064,123
Tata Motors, Ltd. Sponsored ADR	155,700	6,582,996
		62,241,035
Indonesia | 1.8%
PT Bank Rakyat Indonesia (Persero) Tbk	8,660,000	8,063,854

Macau | 0.7%
Sands China, Ltd.	655,200	3,190,939

Mexico | 3.7%
Genomma Lab Internacional SAB de CV, B Shares (a)	3,938,000	7,502,986
Grupo Financiero Banorte SAB de CV, Class O	1,624,457	8,975,734
		16,478,720
Peru | 2.2%
Credicorp, Ltd.	60,300	9,658,854

Poland | 1.0%
Eurocash SA	409,918	4,389,082

Russia | 6.8%
Globaltrans Investment PLC Sponsored GDR	539,283	2,728,712
NovaTek OAO Sponsored GDR	104,033	8,079,413
Sberbank of Russia (a)	4,412,795	3,995,124
TMK OAO GDR	731,280	1,688,867
X5 Retail Group NV GDR (a)	655,000	7,960,043
Yandex NV Class A (a)	322,900	5,799,284
		30,251,443
South Africa | 1.7%
Exxaro Resources, Ltd.	370,274	3,295,675
Standard Bank Group, Ltd.	362,208	4,451,296
		7,746,971

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

South Korea | 6.9%
Halla Visteon Climate Control Corp.	139,782	$6,117,729
Kia Motors Corp.	109,219	5,160,281
Korea Aerospace Industries, Ltd.	240,144	8,623,584
Samsung Electronics Co., Ltd.	8,726	10,489,106
		30,390,700
Taiwan | 9.1%
Advanced Semiconductor Engineering, Inc.	3,508,000	4,170,383
Catcher Technology Co., Ltd.	896,000	6,896,301
Hiwin Technologies Corp.	954,821	7,904,225
MediaTek, Inc.	608,000	8,851,219
Taiwan Semiconductor Manufacturing Co., Ltd.	2,863,000	12,633,648
		40,455,776
Turkey | 6.1%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,414,433	7,262,257
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	6,140,785	7,248,336
Ford Otomotiv Sanayi AS	405,024	5,646,383
TAV Havalimanlari Holding AS	837,667	6,850,087
		27,007,063
United States | 2.7%
First Cash Financial Services, Inc. (a)	109,500	6,095,865
Freeport-McMoRan, Inc.	251,700	5,879,712
		11,975,577

Total Common Stocks (Identified cost $465,653,330)		424,136,361
Description	Shares	Value

Preferred Stocks | 2.8%

Brazil | 2.8%
Banco Bradesco SA ADR	549,188	$7,342,644
Marcopolo SA	4,111,300	5,126,105

Total Preferred Stocks (Identified cost $18,326,166)		12,468,749

Short-Term Investment | 0.0%
State Street Institutional Treasury Money Market Fund (Identified cost $63,315)	63,315	63,315

Total Investments | 98.6% (Identified cost $484,042,811) (d)		$436,668,425

Cash and Other Assets in Excess of Liabilities | 1.4%		6,207,790

Net Assets | 100.0%		$442,876,215

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 95.6%

Argentina | 1.0%
YPF Sociedad Anonima Sponsored ADR	217,165	$5,748,358

Brazil | 9.4%
Ambev SA ADR	779,675	4,849,578
Banco do Brasil SA	897,057	7,936,076
Cielo SA Sponsored ADR	518,847	8,156,275
Companhia de Locacao das Americas	411,000	655,691
Estacio Participacoes SA	663,300	5,869,995
GAEC Educacao SA	159,745	2,108,432
Grendene SA	535,875	3,082,139
Iochpe-Maxion SA	355,000	1,628,920
Localiza Rent a Car SA	500,300	6,664,249
Natura Cosmeticos SA	217,195	2,601,173
Petroleo Brasileiro SA Sponsored ADR	433,950	3,289,341
Souza Cruz SA	488,035	3,545,674
Tegma Gestao Logistica SA	353,145	2,090,279
Via Varejo SA (a)	366,700	2,863,149
		55,340,971
Cambodia | 0.5%
NagaCorp, Ltd.	3,972,000	3,236,785

China | 17.3%
AAC Technologies Holdings, Inc.	952,640	5,080,840
Agricultural Bank of China, Ltd., Class H	17,685,000	8,881,901
Anhui Conch Cement Co., Ltd., Class H	1,733,000	6,474,092
Baidu, Inc. Sponsored ADR (a)	89,384	20,376,871
China Construction Bank Corp., Class H	14,493,281	11,758,738
China Lesso Group Holdings, Ltd.	6,277,000	3,058,232
China Oilfield Services, Ltd., Class H	1,132,000	1,967,645
China Pioneer Pharma Holdings, Ltd.	2,250,000	1,745,617
China Shenhua Energy Co., Ltd., Class H	2,188,000	6,429,546
China ZhengTong Auto Services Holdings, Ltd.	6,178,000	2,701,808
CNOOC, Ltd.	4,725,800	6,392,755
Greatview Aseptic Packaging Co., Ltd.	5,907,000	3,040,775
NetEase, Inc. ADR	124,585	12,351,357
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	184,120	3,757,889
Ping An Insurance (Group) Co. of China, Ltd., Class H	767,500	7,749,879
		101,767,945
Description	Shares	Value

Colombia | 1.6%
Bancolombia SA Sponsored ADR	81,920	$3,922,330
Pacific Rubiales Energy Corp.	873,285	5,404,475
		9,326,805
Egypt | 0.8%
Commercial International Bank Egypt SAE GDR	745,206	4,913,933

Georgia | 0.3%
Bank of Georgia Holdings PLC	56,247	1,804,278

Greece | 0.8%
Piraeus Bank SA (a)	4,011,870	4,413,668

Hong Kong | 4.1%
China Mobile, Ltd. Sponsored ADR	130,395	7,669,834
China State Construction International Holdings, Ltd.	5,126,504	7,202,729
Future Bright Holdings, Ltd.	5,778,000	1,799,933
Pacific Textiles Holdings, Ltd.	1,614,000	2,134,896
Techtronic Industries Co., Ltd.	1,714,000	5,492,839
		24,300,231
Hungary | 0.6%
OTP Bank Nyrt.	248,645	3,590,927

India | 8.7%
Aurobindo Pharma, Ltd.	348,036	6,242,302
Axis Bank, Ltd.	1,845,338	14,561,095
Bajaj Auto, Ltd.	76,148	2,921,117
Dewan Housing Finance Corp., Ltd.	518,230	3,196,286
HCL Technologies, Ltd.	118,054	2,996,724
ICICI Bank, Ltd. Sponsored ADR	621,165	7,174,456
Reliance Industries, Ltd.	301,279	4,242,356
Tata Motors, Ltd. Sponsored ADR	152,915	6,465,246
UPL, Ltd.	621,733	3,397,027
		51,196,609
Indonesia | 5.4%
PT Bank Mandiri (Persero) Tbk	7,996,200	6,901,914
PT Bank Rakyat Indonesia (Persero) Tbk	9,093,018	8,467,063
PT Bekasi Fajar Industrial Estate Tbk	38,103,300	2,214,073
PT Pakuwon Jati Tbk	73,037,600	3,013,671
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	165,850	7,501,396
PT United Tractors Tbk	2,615,080	3,631,889
		31,730,006

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Macau | 1.8%
Sands China, Ltd.	815,400	$3,971,141
Wynn Macau, Ltd.	2,269,130	6,340,510
		10,311,651
Malaysia | 0.9%
Berjaya Auto Berhad	2,398,100	2,258,695
Kossan Rubber Industries Berhad	2,328,200	2,962,523
		5,221,218
Mexico | 3.4%
Credito Real SAB de CV	897,023	1,920,053
Genomma Lab Internacional SAB de CV, B Shares (a)	2,700,956	5,146,073
Grupo Financiero Banorte SAB de CV, Class O	724,500	4,003,134
Grupo Financiero Interacciones SA de CV, Class O	302,201	2,048,095
Grupo Mexico SAB de CV, Series B	997,801	2,893,902
Kimberly-Clark de Mexico SAB de CV, Series A	1,847,700	4,021,326
		20,032,583
Peru | 0.8%
Credicorp, Ltd.	28,400	4,549,112

Philippines | 0.8%
Philippine Long Distance Telephone Co. Sponsored ADR	71,602	4,531,691

Poland | 0.7%
Eurocash SA	374,772	4,012,766

Russia | 6.5%
DIXY Group OJSC (a)	207,972	1,231,742
Gazprom OAO Sponsored ADR	840,615	3,888,099
Globaltrans Investment PLC Sponsored GDR	206,485	1,048,447
Lukoil OAO Sponsored ADR	87,773	3,366,095
MegaFon OAO GDR	13,033	178,726
MegaFon OAO GDR (b), (c)	198,329	2,732,974
Mobile TeleSystems OJSC Sponsored ADR	462,300	3,319,314
Description	Shares	Value

NovaTek OAO Sponsored GDR	70,675	$5,488,763
Oriflame Cosmetics SA SDR	137,752	1,904,471
Sberbank of Russia (a)	2,198,624	1,990,524
Sberbank of Russia Sponsored ADR	1,085,877	4,205,602
TMK OAO GDR	473,686	1,093,962
X5 Retail Group NV GDR (a)	361,418	4,392,218
Yandex NV Class A (a)	181,285	3,255,879
		38,096,816
South Africa | 2.0%
Standard Bank Group, Ltd.	483,154	5,937,643
Sun International, Ltd.	182,475	2,027,931
Tiger Brands, Ltd.	113,457	3,593,415
		11,558,989
South Korea | 9.8%
Eugene Technology Co., Ltd.	201,981	2,960,325
Fila Korea, Ltd.	33,271	3,367,720
Hanwha Life Insurance Co., Ltd.	809,909	6,115,373
Hyundai Mobis Co., Ltd.	31,283	6,658,158
KT&G Corp.	61,535	4,266,943
Partron Co., Ltd.	294,493	3,111,540
Samsung Electronics Co., Ltd.	12,729	15,300,921
Shinhan Financial Group Co., Ltd.	182,068	7,305,255
SK Hynix, Inc. (a)	192,881	8,305,317
		57,391,552
Taiwan | 10.4%
Actron Technology Corp.	620,000	2,188,950
Catcher Technology Co., Ltd.	651,000	5,010,593
Chailease Holding Co., Ltd.	1,127,900	2,796,841
Chicony Electronics Co., Ltd.	1,140,520	3,168,079
Hon Hai Precision Industry Co., Ltd.	1,491,712	4,113,498
King Slide Works Co., Ltd.	177,000	2,252,868
Macauto Industrial Co., Ltd.	758,000	2,694,519
Makalot Industrial Co., Ltd.	588,661	3,144,701
MediaTek, Inc.	347,000	5,051,601
Radiant Opto-Electronics Corp.	701,280	2,224,254
Silergy Corp.	287,000	2,347,996
Sinmag Equipment Corp.	513,760	3,096,707
Taiwan Semiconductor Manufacturing Co., Ltd.	4,741,000	20,920,756
Voltronic Power Technology Corp.	251,000	2,264,587
		61,275,950

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Thailand | 0.8%
Dynasty Ceramic Public Co. Ltd. (b)	330,900	$568,263
KCE Electronics Public Co., Ltd (b)	1,883,800	1,961,099
Supalai Public Co. Ltd. (b)	2,962,800	2,170,318
		4,699,680
Turkey | 7.2%
Aselsan Elektronik Sanayi Ve Ticaret AS	835,227	4,288,385
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,123,171	3,686,466
Ford Otomotiv Sanayi AS	274,383	3,825,135
Koc Holding AS ADR	359,367	9,483,695
TAV Havalimanlari Holding AS	592,880	4,848,323
Turkcell Iletisim Hizmetleri AS ADR (a)	377,275	5,704,398
Turkiye Is Bankasi AS, C Shares	2,503,823	7,182,286
Turkiye Sinai Kalkinma Bankasi AS	3,665,045	3,157,303
		42,175,991

Total Common Stocks (Identified cost $600,848,279)		561,228,515
Description	Shares	Value

Preferred Stocks | 1.7%

Brazil | 1.7%
Banco ABC Brasil SA	564,362	$2,865,790
Marcopolo SA	3,533,900	4,406,184
Vale SA Sponsored ADR	364,915	2,649,283

Total Preferred Stocks (Identified cost $15,943,349)		9,921,257

Short-Term Investment | 1.6%
State Street Institutional Treasury Money Market Fund (Identified cost $9,275,314)	9,275,314	9,275,314

Total Investments | 98.9% (Identified cost $626,066,942) (d)		$580,425,086

Cash and Other Assets in Excess of Liabilities | 1.1%		6,374,220

Net Assets | 100.0%		$586,799,306

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Description	Shares	Value

Lazard Emerging Markets Multi Asset Portfolio

Common Stocks | 51.6%

Argentina | 0.5%
YPF Sociedad Anonima Sponsored ADR	37,987	$1,005,516

Brazil | 5.1%
Ambev SA ADR	141,500	880,130
Banco do Brasil SA	160,490	1,419,822
Cielo SA Sponsored ADR	90,709	1,425,945
Companhia de Locacao das Americas	65,000	103,698
Estacio Participacoes SA	129,240	1,143,733
GAEC Educacao SA	26,970	355,970
Grendene SA	94,000	540,651
Iochpe-Maxion SA	61,600	282,652
Localiza Rent a Car SA	86,600	1,153,556
Natura Cosmeticos SA	38,055	455,755
Petroleo Brasileiro SA Sponsored ADR	80,340	608,977
Souza Cruz SA	85,464	620,913
Tegma Gestao Logistica SA	61,952	366,696
Via Varejo SA (a)	71,375	557,287
		9,915,785
Cambodia | 0.3%
NagaCorp, Ltd.	700,565	570,891

China | 9.1%
AAC Technologies Holdings, Inc.	176,500	941,351
Agricultural Bank of China, Ltd., Class H	3,268,000	1,641,281
Anhui Conch Cement Co., Ltd., Class H	274,000	1,023,601
Baidu, Inc. Sponsored ADR (a)	16,007	3,649,116
China Construction Bank Corp., Class H	2,565,065	2,081,097
China Lesso Group Holdings, Ltd.	1,097,775	534,850
China Oilfield Services, Ltd., Class H	210,000	365,023
China Pioneer Pharma Holdings, Ltd.	366,000	283,954
China Shenhua Energy Co., Ltd., Class H	384,000	1,128,403
China ZhengTong Auto Services Holdings, Ltd.	1,077,070	471,032
CNOOC, Ltd.	835,000	1,129,534
Greatview Aseptic Packaging Co., Ltd.	957,000	492,639
NetEase, Inc. ADR	21,765	2,157,782
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	32,130	655,773
Ping An Insurance (Group) Co. of China, Ltd., Class H	130,175	1,314,450
		17,869,886
Description	Shares	Value

Colombia | 0.9%
Bancolombia SA Sponsored ADR	15,120	$723,945
Pacific Rubiales Energy Corp.	152,655	944,732
		1,668,677
Egypt | 0.4%
Commercial International Bank Egypt SAE GDR	131,092	864,428

Georgia | 0.2%
Bank of Georgia Holdings PLC	9,785	313,881

Greece | 0.4%
Piraeus Bank SA (a)	769,817	846,916

Hong Kong | 2.2%
China Mobile, Ltd. Sponsored ADR	22,828	1,342,743
China State Construction International Holdings, Ltd.	950,125	1,334,924
Future Bright Holdings, Ltd.	1,022,175	318,423
Pacific Textiles Holdings, Ltd.	279,000	369,043
Techtronic Industries Co., Ltd.	315,500	1,011,080
		4,376,213
Hungary | 0.3%
OTP Bank Nyrt.	45,242	653,384

India | 4.8%
Aurobindo Pharma, Ltd.	64,268	1,152,698
Axis Bank, Ltd.	328,269	2,590,287
Bajaj Auto, Ltd.	16,056	615,925
Dewan Housing Finance Corp., Ltd.	87,353	538,767
HCL Technologies, Ltd.	20,816	528,401
ICICI Bank, Ltd. Sponsored ADR	115,005	1,328,308
Reliance Industries, Ltd.	55,520	781,786
Tata Motors, Ltd. Sponsored ADR	28,295	1,196,312
UPL, Ltd.	107,242	585,949
		9,318,433
Indonesia | 3.0%
PT Bank Mandiri (Persero) Tbk	1,488,500	1,284,798
PT Bank Rakyat Indonesia (Persero) Tbk	1,796,100	1,672,458
PT Bekasi Fajar Industrial Estate Tbk	6,422,700	373,205
PT Pakuwon Jati Tbk	12,678,360	523,133
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	29,447	1,331,888
PT United Tractors Tbk	496,115	689,017
		5,874,499

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Description	Shares	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Macau | 1.0%
Sands China, Ltd.	150,900	$734,909
Wynn Macau, Ltd.	400,000	1,117,699
		1,85,208
Malaysia | 0.5%
Berjaya Auto Berhad	416,200	392,006
Kossan Rubber Industries Berhad	405,785	516,342
		908,348
Mexico | 1.8%
Credito Real SAB de CV	156,355	334,674
Genomma Lab Internacional SAB de CV, B Shares (a)	498,255	949,314
Grupo Financiero Banorte SAB de CV, Class O	133,700	738,743
Grupo Financiero Interacciones SA de CV, Class O	52,707	357,209
Grupo Mexico SAB de CV, Series B	173,209	502,354
Kimberly-Clark de Mexico SAB de CV, Series A	334,435	727,863
		3,610,157
Peru | 0.4%
Credicorp, Ltd.	5,285	846,551

Philippines | 0.4%
Philippine Long Distance Telephone Co. Sponsored ADR	12,940	818,973

Poland | 0.4%
Eurocash SA	73,298	784,818

Russia | 3.5%
DIXY Group OJSC (a)	36,717	217,461
Gazprom OAO Sponsored ADR	150,419	695,734
Globaltrans Investment PLC Sponsored GDR	36,194	183,778
Lukoil OAO Sponsored ADR	15,285	586,180
MegaFon OAO GDR	6,267	85,942
MegaFon OAO GDR (b), (c)	33,373	459,880
Mobile TeleSystems OJSC Sponsored ADR	80,810	580,216
NovaTek OAO Sponsored GDR	13,078	1,015,664
Oriflame Cosmetics SA SDR	23,430	323,928
Sberbank of Russia (a)	427,637	387,161
Sberbank of Russia Sponsored ADR	189,212	732,818
Description	Shares	Value

TMK OAO GDR	87,580	$202,263
X5 Retail Group NV GDR (a)	66,802	811,827
Yandex NV Class A (a)	33,500	601,660
		6,884,512
South Africa | 1.1%
Standard Bank Group, Ltd.	86,676	1,065,191
Sun International, Ltd.	31,801	353,420
Tiger Brands, Ltd.	20,471	648,358
		2,066,969
South Korea | 5.5%
Eugene Technology Co., Ltd.	35,185	515,687
Fila Korea, Ltd.	5,749	581,919
Hanwha Life Insurance Co., Ltd.	151,876	1,146,769
Hyundai Mobis Co., Ltd.	5,870	1,249,349
KT&G Corp.	11,755	815,112
Partron Co., Ltd.	51,646	545,679
Samsung Electronics Co., Ltd.	2,452	2,947,432
Shinhan Financial Group Co., Ltd.	33,855	1,358,390
SK Hynix, Inc. (a)	36,206	1,559,004
		10,719,341
Taiwan | 5.6%
Actron Technology Corp.	105,000	370,709
Catcher Technology Co., Ltd.	120,000	923,612
Chailease Holding Co., Ltd.	198,500	492,218
Chicony Electronics Co., Ltd.	199,545	554,286
Hon Hai Precision Industry Co., Ltd. GDR	129,784	725,876
King Slide Works Co., Ltd.	30,000	381,842
Macauto Industrial Co., Ltd.	133,000	472,785
Makalot Industrial Co., Ltd.	101,343	541,387
MediaTek, Inc.	65,000	946,265
Radiant Opto-Electronics Corp.	122,930	389,898
Silergy Corp.	48,000	392,696
Sinmag Equipment Corp.	89,720	540,791
Taiwan Semiconductor Manufacturing Co., Ltd.	325,000	1,434,137
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	105,585	2,362,992
Voltronic Power Technology Corp.	42,000	378,935
		10,908,429
Thailand | 0.4%
Dynasty Ceramic Public Co. Ltd. (b)	78,800	135,325
KCE Electronics Public Co., Ltd. (b)	317,500	330,528
Supalai Public Co. Ltd. (b)	513,600	376,224
		842,077

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Shares	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Turkey | 3.8%
Aselsan Elektronik Sanayi Ve Ticaret AS	154,103	$791,225
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	575,849	679,709
Ford Otomotiv Sanayi AS	50,614	705,603
Koc Holding AS ADR	57,304	1,512,253
TAV Havalimanlari Holding AS	109,063	891,871
Turkcell Iletisim Hizmetleri AS ADR (a)	67,027	1,013,448
Turkiye Is Bankasi AS, C Shares	438,367	1,257,468
Turkiye Sinai Kalkinma Bankasi AS	617,782	532,197
		7,383,774

Total Common Stocks (Identified cost $109,298,809)		100,905,066

Preferred Stocks | 0.9%

Brazil | 0.9%
Banco ABC Brasil SA	98,546	500,409
Marcopolo SA	653,620	814,955
Vale SA Sponsored ADR	63,710	462,535

Total Preferred Stocks (Identified cost $2,704,723)		1,777,899

Description	Security Currency	Principal Amount (000)	Value

Corporate Bonds | 8.2%

Argentina | 0.1%
YPF Sociedad Anonima, 8.750%, 04/04/24	USD	200	$201,000

Brazil | 0.9%
Banco do Brasil SA:
9.000%, 06/18/24 (g)	USD	200	186,500
9.000%, 06/18/24 (c), (g)	USD	425	396,313
Gol LuxCo SA, 8.875%, 01/24/22 (c)	USD	450	429,687
Klabin Finance SA, 5.250%, 07/16/24	USD	225	218,250
Description	Security Currency	Principal Amount (000)	Value

Odebrecht Finance, Ltd., 5.250%, 06/27/29	USD	225	$196,763
Odebrecht Offshore Drilling Finance, Ltd.: 6.625%, 10/01/23	USD	192	174,194
6.625%, 10/01/23 (c)	USD	192	174,194
			1,775,901
Bulgaria | 0.2%
ContourGlobal Power Holdings SA, 7.125%, 06/01/19 (c)	USD	350	351,750

Chile | 0.8%
Colbun SA, 4.500%, 07/10/24	USD	225	226,125
E.CL SA, 4.500%, 01/29/25 (c)	USD	200	201,260
Empresa Electrica Angamos SA, 4.875%, 05/25/29 (c)	USD	200	197,500
ENTEL Chile SA, 4.875%, 10/30/24	USD	400	408,000
GNL Quintero SA, 4.634%, 07/31/29	USD	225	228,667
SACI Falabella, 4.375%, 01/27/25 (c)	USD	200	196,500
			1,458,052
China | 0.9%
BCP Singapore VI Cayman Financing Co., Ltd.:
8.000%, 04/15/21	USD	200	202,750
8.000%, 04/15/21 (c)	USD	100	101,375
Bestgain Real Estate, Ltd., 2.625%, 03/13/18	USD	200	195,110
Country Garden Holdings Co., Ltd., 7.250%, 04/04/21	USD	400	383,000
Green Dragon Gas, Ltd., 10.000%, 11/20/17	USD	200	196,000
Honghua Group, Ltd., 7.450%, 09/25/19 (c)	USD	175	104,125
Maoye International Holdings, Ltd., 7.750%, 05/19/17 (c)	USD	300	295,500
MIE Holdings Corp., 7.500%, 04/25/19 (c)	USD	400	309,396
			1,787,256

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Colombia | 0.4%
Bancolombia SA, 5.125%, 09/11/22	USD	325	$322,969
Grupo Aval, Ltd., 4.750%, 09/26/22	USD	225	218,812
Oleoducto Central SA, 4.000%, 05/07/21	USD	175	167,563
			709,344
Georgia | 0.1%
Bank of Georgia JSC, 7.750%, 07/05/17	USD	200	205,500

Guatemala | 0.3%
Comcel Trust, 6.875%, 02/06/24 (c)	USD	325	341,250
Industrial Senior Trust:
5.500%, 11/01/22	USD	100	99,311
5.500%, 11/01/22 (c)	USD	200	196,000
			636,561
India | 0.1%
Greenko Dutch BV, 8.000%, 08/01/19 (c)	USD	250	221,950

Indonesia | 0.3%
Ottawa Holdings Pte, Ltd., 5.875%, 05/16/18	USD	200	160,500
PT Perusahaan Gas Negara Persero Tbk, 5.125%, 05/16/24	USD	300	306,000
			466,500
Iraq | 0.3%
Genel Energy Finance, Ltd., 7.500%, 05/14/19	USD	200	170,000
Gulf Keystone Petroleum, Ltd., 13.000%, 04/18/17 (c)	USD	400	312,750
			482,750
Kazakhstan | 0.2%
Halyk Savings Bank of Kazakhstan JSC, 7.250%, 01/28/21	USD	400	396,000
Description	Security Currency	Principal Amount (000)	Value

Kuwait | 0.1%
Kuwait Energy PLC, 9.500%, 08/04/19	USD	275	$257,125

Mexico | 1.4%
Alfa SAB de CV, 5.250%, 03/25/24	USD	300	312,000
America Movil SAB de CV:
6.000%, 06/09/19	MXN	2,000	136,274
6.450%, 12/05/22	MXN	2,000	133,361
Bio Pappel SAB de CV, 10.000%, 08/27/16	USD	120	121,490
Credito Real SAB de CV, 7.500%, 03/13/19 (c)	USD	300	306,000
Empresas ICA SAB de CV, 8.875%, 05/29/24 (c)	USD	350	314,869
Mexichem SAB de CV, 4.875%, 09/19/22	USD	225	231,750
Mexico Generadora de Energia S de rl, 5.500%, 12/06/32	USD	425	416,500
Oro Negro Drilling Pte, Ltd., 7.500%, 01/24/19 (c)	USD	210	170,100
Sixsigma Networks Mexico SA de CV, 8.250%, 11/07/21 (c)	USD	200	204,000
Unifin Financiera SAPI de CV SOFOM ENR, 6.250%, 07/22/19 (c)	USD	400	366,000
			2,712,344
Nigeria | 0.4%
Diamond Bank PLC, 8.750%, 05/21/19	USD	200	171,040
FBN Finance Co. BV:
8.250%, 08/07/20	USD	200	186,650
8.000%, 07/23/21	USD	200	177,250
Seven Energy, Ltd., 10.250%, 10/11/21 (c)	USD	325	290,875
			825,815
Panama | 0.1%
Global Bank Corp., 5.125%, 10/30/19 (c)	USD	200	202,544

The accompanying notes are an integral part of these financial statements.

32 Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Paraguay | 0.1%
Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	USD	200	$210,000

Peru | 0.3%
Banco de Credito del Peru, 6.125%, 04/24/27	USD	325	344,500
Cementos Pacasmayo SAA, 4.500%, 02/08/23	USD	200	187,000
			531,500
Russia | 0.5%
Alliance Oil Co., Ltd., 7.000%, 05/04/20	USD	200	90,000
ALROSA Finance SA, 7.750%, 11/03/20	USD	425	399,500
EDC Finance, Ltd., 4.875%, 04/17/20 (c)	USD	200	129,000
Gazprom OAO Via Gaz Capital SA, 4.300%, 11/12/15 (c)	USD	400	392,000
			1,010,500
Singapore | 0.4%
Marquee Land Pte, Ltd., 9.750%, 08/05/19	USD	200	195,500
Opus Offshore Ventures Pte, Ltd., 9.000%, 07/18/15	USD	300	303,750
Pacnet, Ltd., 9.000%, 12/12/18	USD	290	327,700
			826,950
Thailand | 0.1%
PTT Exploration & Production Public Co. Ltd., 4.875%, 12/29/49	USD	225	223,875

Uruguay | 0.1%
Navios South American Logistics, Inc., 7.250%, 05/01/22	USD	250	252,500
Description	Security Currency	Principal Amount (000)	Value

Vietnam | 0.1%
Vingroup JSC, 11.625%, 05/07/18	USD	250	$261,013

Total Corporate Bonds (Identified cost $17,145,325)			16,006,730

Foreign Government Obligations | 18.3%

Angola | 0.6%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	1,240	1,233,800

Bahrain | 0.6%
Kingdom of Bahrain, 6.000%, 09/19/44 (c)	USD	1,285	1,233,600

Belarus | 0.3%
Republic of Belarus, 8.950%, 01/26/18	USD	750	693,750

Bolivia | 0.7%
Bolivia Government Bonds:
4.875%, 10/29/22	USD	650	659,750
5.950%, 08/22/23	USD	600	631,500
			1,291,250
Brazil | 1.0%
Brazil NTN-B:
6.000%, 08/15/16	BRL	680	642,855
6.000%, 08/15/18	BRL	270	253,065
6.000%, 08/15/50	BRL	1,055	972,378
			1,868,298
Chile | 0.1%
Republic of Chile, 2.250%, 10/30/22	USD	150	144,525

Colombia | 0.6%
Republic of Colombia:
4.000%, 02/26/24	USD	300	307,500
6.125%, 01/18/41	USD	100	120,000
5.625%, 02/26/44	USD	750	847,500
			1,275,000

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Congo | 0.5%
Republic of Congo, 3.500%, 06/30/29 (e)	USD	1,027	$934,524

Costa Rica | 0.3%
Costa Rica Government, 5.625%, 04/30/43	USD	525	434,438
Republic of Costa Rica, 7.000%, 04/04/44	USD	200	197,375
			631,813
Croatia | 0.3%
Croatia:
6.250%, 04/27/17	USD	250	266,250
6.625%, 07/14/20	USD	100	110,625
6.000%, 01/26/24	USD	225	243,563
			620,438
Dominican Republic | 0.1%
Dominican Republic, 7.450%, 04/30/44	USD	225	247,500

Ecuador | 0.5%
Republic of Ecuador, 7.950%, 06/20/24 (c)	USD	1,050	903,000

El Salvador | 0.2%
Republic of El Salvador:
6.375%, 01/18/27 (c)	USD	150	152,625
7.650%, 06/15/35	USD	150	161,156
			313,781
Georgia | 0.1%
Republic of Georgia, 6.875%, 04/12/21	USD	200	212,000

Honduras | 0.3%
Honduras Government Bond, 7.500%, 03/15/24	USD	600	628,500

Hungary | 0.6%
Hungary:
6.250%, 01/29/20	USD	100	112,666
5.375%, 03/25/24	USD	500	543,545
7.625%, 03/29/41	USD	50	66,642
Hungary Government Bond, 4.000%, 04/25/18	HUF	120,400	475,937
			1,198,790
Description	Security Currency	Principal Amount (000)	Value

Indonesia | 0.7%
Indonesia Government Bond, 7.875%, 04/15/19	IDR	10,406,000	$850,713
Republic of Indonesia:
3.750%, 04/25/22	USD	400	394,000
5.250%, 01/17/42	USD	225	227,137
			1,471,850
Iraq | 0.8%
Republic of Iraq, 5.800%, 01/15/28	USD	1,775	1,517,625

Israel | 0.3%
Israel Government Bond - Galil, 5.000%, 04/30/15	ILS	2,000	687,314

Ivory Coast | 0.6%
Ivory Coast, 5.750%, 12/31/32	USD	1,125	1,085,625

Kenya | 0.0%
Kenya Infrastructure Bonds:
6.000%, 08/19/19	KES	300	2,800
12.000%, 09/18/23	KES	7,750	88,195
			90,995
Lithuania | 0.2%
Republic of Lithuania:
7.375%, 02/11/20	USD	300	362,165
6.125%, 03/09/21	USD	100	117,385
			479,550
Malaysia | 0.3%
Bank Negara Monetary Note, 0.000%, 03/24/15	MYR	1,117	317,085
Malaysian Government, 3.741%, 02/27/15	MYR	894	255,811
			572,896
Mexico | 0.4%
Mexican Bonos, 4.750%, 06/14/18	MXN	11,000	743,914

Morocco | 0.2%
Kingdom of Morocco, 4.250%, 12/11/22	USD	325	332,313

Mozambique | 0.7%
Republic of Mozambique, 6.305%, 09/11/20	USD	1,375	1,347,500

The accompanying notes are an integral part of these financial statements.

34   Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Pakistan | 0.7%
Islamic Republic of Pakistan:
8.250%, 04/15/24	USD	600	$621,750
8.250%, 04/15/24 (c)	USD	655	678,744
			1,300,494
Panama | 0.7%
Republic of Panama:
4.000%, 09/22/24	USD	425	438,281
6.700%, 01/26/36	USD	700	908,250
			1,346,531
Paraguay | 0.7%
Republic of Paraguay:
6.100%, 08/11/44	USD	475	509,438
6.100%, 08/11/44 (c)	USD	825	884,812
			1,394,250
Peru | 0.2%
Republic of Peru, 8.750%, 11/21/33	USD	200	312,000

Portugal | 1.1%
Republic of Portugal:
5.125%, 10/15/24	USD	1,275	1,340,686
5.125%, 10/15/24 (c)	USD	800	841,214
			2,181,900
Romania | 0.6%
Romania Government Bonds:
5.950%, 06/11/21	RON	380	119,036
6.750%, 02/07/22	USD	350	421,312
5.850%, 04/26/23	RON	1,620	507,102
5.800%, 07/26/27	RON	170	53,659
			1,101,109
Rwanda | 0.3%
Republic of Rwanda, 6.625%, 05/02/23	USD	625	646,875

Senegal | 0.1%
Republic of Senegal, 8.750%, 05/13/21	USD	200	223,500

Serbia | 0.3%
Serbia Treasury Bonds:
10.000%, 10/17/16	RSD	15,900	160,616
10.000%, 04/01/17	RSD	15,000	149,133
Description	Security Currency	Principal Amount (000)	Value

10.000%, 02/06/19	RSD	8,900	$87,116
10.000%, 06/05/21	RSD	19,730	178,067
			574,932
Slovenia | 0.4%
Republic of Slovenia, 5.250%, 02/18/24	USD	725	799,202

South Africa | 0.5%
Republic of South Africa:
5.500%, 03/09/20	USD	100	109,625
5.875%, 05/30/22	USD	125	140,938
10.500%, 12/21/26	ZAR	4,130	427,909
5.375%, 07/24/44	USD	200	212,250
			890,722
Sri Lanka | 0.2%
Republic of Sri Lanka:
6.250%, 10/04/20	USD	100	104,625
5.875%, 07/25/22	USD	200	203,750
			308,375
Turkey | 0.6%
Hazine Mustesarligi Varlik Kiralama AS, 4.489%, 11/25/24 (c)	USD	400	406,000
Republic of Turkey:
5.750%, 03/22/24	USD	300	336,375
6.750%, 05/30/40	USD	425	528,062
			1,270,437
Uganda | 0.4%
Uganda Government Bond, 12.875%, 05/19/16	UGX	519,600	182,901
Uganda Treasury Bills:
0.000%, 03/19/15	UGX	146,600	51,238
0.000%, 05/28/15	UGX	408,500	138,504
0.000%, 09/03/15	UGX	574,000	189,623
0.000%, 09/17/15	UGX	218,100	70,829
0.000%, 10/29/15	UGX	250,100	79,915
			713,010
Uruguay | 0.2%
Republica Orient Uruguay, 5.000%, 09/14/18	UYU	9,967	417,889

Venezuela | 0.1%
Republic of Venezuela, 9.000%, 05/07/23	USD	250	115,000

The accompanying notes are an integral part of these financial statements.

Annual Report   35

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Zambia | 0.2%
Zambia Treasury Bills:
0.000%, 01/12/15	ZMW	635	$98,810
0.000%, 01/26/15	ZMW	700	108,374
0.000%, 06/15/15	ZMW	1,200	173,373
			380,557
Total Foreign Government Obligations (Identified cost $36,714,687)			35,736,934

Quasi Government Bonds | 1.4%

Malaysia | 0.4%
1MDB Global Investments, Ltd., 4.400%, 03/09/23	USD	700	693,129

Mexico | 0.5%
Petroleos Mexicanos,
6.625%, 06/15/35	USD	275	318,313
5.500%, 06/27/44 (c)	USD	650	665,437
			983,750
Venezuela | 0.5%
Petroleos de Venezuela SA:
5.250%, 04/12/17	USD	1,100	511,500
6.000%, 05/16/24	USD	725	276,406
6.000%, 11/15/26	USD	525	193,594
5.500%, 04/12/37	USD	250	88,437
			1,069,937

Total Quasi Government Bonds (Identified cost $3,267,571)			2,746,816

Description	Security Currency	Principal Amount (000)	Value

US Treasury Securities | 8.3%
US Treasury Notes:
2.250%, 01/31/15	USD	6,200	$6,210,416
0.250%, 02/28/15	USD	4,900	4,901,338
1.875%, 06/30/15	USD	5,100	5,143,829

Total US Treasury Securities (Identified cost $16,258,887)			16,255,583

Description	Shares	Value

Warrant | 0.0%

Iraq | 0.0%
Gulf Keystone Petroleum, Ltd. Expires 04/18/17 (Identified cost $0)	64,000	$0

Short-Term Investment | 12.4%
State Street Institutional Treasury Money Market Fund (Identified cost $24,283,883)	24,283,883	24,283,883

Total Investments | 101.1% (Identified cost $209,673,885) (d), (f)		$197,712,911

Liabilities in Excess of Cash and Other Assets | (1.1)%		(2,063,354)

Net Assets | 100.0%		$195,649,557

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AMD	JPM	02/18/15	106,722,000	$252,000	$222,557	$—	$29,443
AUD	SCB	01/20/15	2,705	2,218	2,206	—	12
AUD	SCB	01/20/15	598,598	490,000	488,161	—	1,839
BRL	BOA	01/05/15	162,660	61,238	61,192	—	46
BRL	BOA	01/05/15	253,545	95,454	95,382	—	72
BRL	BOA	01/05/15	416,205	155,416	156,574	1,158	—
BRL	BOA	02/03/15	162,660	60,175	60,715	540	—
BRL	BRC	01/05/15	168,348	63,379	63,331	—	48
BRL	BRC	01/05/15	341,029	128,390	128,293	—	97
BRL	BRC	01/05/15	463,790	174,606	174,475	—	131
BRL	BRC	01/05/15	509,105	191,667	191,523	—	144
BRL	BRC	01/05/15	646,478	243,385	243,202	—	183
BRL	BRC	01/05/15	816,960	320,000	307,336	—	12,664
BRL	BRC	01/05/15	816,960	320,000	307,336	—	12,664
BRL	BRC	01/05/15	2,708,577	1,012,174	1,018,952	6,778	—
BRL	BRC	01/05/15	2,860,225	1,076,811	1,076,001	—	810
BRL	BRC	02/03/15	187,810	70,000	70,103	103	—
BRL	CIT	01/05/15	118,740	46,000	44,669	—	1,331
BRL	CIT	01/05/15	1,116,095	419,506	419,869	363	—
BRL	SCB	01/05/15	228,680	86,093	86,028	—	65
BRL	SCB	01/05/15	288,499	108,614	108,532	—	82
BRL	SCB	01/05/15	814,560	320,000	306,433	—	13,567
BRL	SCB	01/05/15	816,640	320,000	307,215	—	12,785
BRL	SCB	01/05/15	1,317,110	495,154	495,489	335	—
BRL	SCB	01/05/15	2,431,131	915,267	914,578	—	689
BRL	SCB	02/03/15	2,431,131	899,220	907,456	8,236	—
CLP	BNP	01/09/15	216,565,500	353,000	356,672	3,672	—
CLP	UBS	02/17/15	395,668,460	638,000	648,956	10,956	—
CNH	BRC	02/26/15	2,698,023	433,000	431,818	—	1,182
CNH	CIT	01/20/15	1,909,650	306,638	306,782	144	—
CNH	HSB	02/17/15	448,164	72,000	71,799	—	201
CNH	HSB	03/03/15	3,044,593	489,248	487,022	—	2,226
CNH	JPM	01/20/15	2,587,431	415,966	415,667	—	299
CNH	SCB	01/20/15	1,786,839	287,273	287,053	—	220
CNH	UBS	01/20/15	532,372	85,652	85,525	—	127
CNY	HSB	03/09/15	4,606,550	746,000	737,026	—	8,974
COP	SCB	02/24/15	1,138,130,000	497,000	477,886	—	19,114
CZK	JPM	01/08/15	16,456,639	737,651	718,897	—	18,754
CZK	JPM	02/23/15	5,647,516	250,017	246,860	—	3,157
EUR	BOA	01/20/15	323,359	402,012	391,344	—	10,668
EUR	BRC	01/12/15	211,506	263,566	255,952	—	7,614
EUR	BRC	01/12/15	233,939	291,941	283,098	—	8,843
EUR	BRC	01/12/15	235,863	294,135	285,428	—	8,707

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
EUR	CIT	01/12/15	210,472	$260,638	$254,701	$—	$5,937
EUR	SCB	01/12/15	254,564	317,124	308,058	—	9,066
EUR	SCB	01/12/15	285,389	355,865	345,360	—	10,505
EUR	SCB	01/12/15	295,030	368,059	357,028	—	11,031
EUR	SCB	01/20/15	239,687	297,988	290,079	—	7,909
EUR	SCB	01/20/15	240,032	298,562	290,498	—	8,064
EUR	UBS	01/12/15	115,615	144,257	139,910	—	4,347
HUF	CIT	02/27/15	62,838,000	244,832	239,846	—	4,986
HUF	JPM	01/22/15	46,299,000	183,000	176,903	—	6,097
HUF	JPM	01/22/15	65,457,226	255,576	250,104	—	5,472
HUF	JPM	01/29/15	66,737,600	260,025	254,940	—	5,085
IDR	JPM	01/12/15	2,016,576,000	162,000	162,624	624	—
IDR	JPM	01/20/15	6,057,574,439	486,669	487,819	1,150	—
IDR	JPM	02/11/15	2,029,050,000	162,000	162,754	754	—
IDR	SCB	01/12/15	115,759,630	9,291	9,336	45	—
IDR	SCB	01/12/15	4,055,768,713	327,607	327,072	—	535
IDR	SCB	01/20/15	4,123,200,000	320,000	332,043	12,043	—
IDR	SCB	01/20/15	4,128,000,000	320,000	332,430	12,430	—
IDR	SCB	01/20/15	6,057,574,439	486,357	487,819	1,462	—
ILS	JPM	01/20/15	1,379,218	350,055	353,596	3,541	—
INR	BRC	01/12/15	21,434,412	343,528	339,065	—	4,463
INR	HSB	01/12/15	34,999,694	560,893	553,651	—	7,242
INR	JPM	01/12/15	7,445,766	119,275	117,782	—	1,493
INR	JPM	01/20/15	84,617,750	1,357,794	1,336,281	—	21,513
INR	JPM	01/22/15	8,011,250	125,000	126,460	1,460	—
INR	JPM	01/27/15	29,927,880	486,000	471,922	—	14,078
INR	JPM	02/23/15	21,023,520	336,000	329,675	—	6,325
INR	SCB	01/12/15	4,435,200	70,000	70,159	159	—
INR	SCB	01/12/15	19,767,180	321,000	312,692	—	8,308
INR	SCB	01/12/15	47,178,152	756,181	746,298	—	9,883
INR	SCB	01/20/15	13,873,600	222,833	219,091	—	3,742
INR	UBS	01/12/15	22,063,994	353,646	349,024	—	4,622
JPY	BRC	01/20/15	40,426,795	335,000	337,549	2,549	—
JPY	SCB	01/20/15	40,429,140	335,000	337,568	2,568	—
KRW	CIT	01/26/15	604,693,470	542,302	549,537	7,235	—
KRW	CIT	02/13/15	69,361,110	63,000	62,980	—	20
KWD	BNP	08/06/15	139,098	485,000	473,959	—	11,041
KWD	CIT	08/18/15	113,353	395,000	386,205	—	8,795
KZT	CIT	02/13/15	22,310,000	114,999	111,130	—	3,869
KZT	CIT	06/11/15	46,759,780	246,493	205,102	—	41,391
KZT	CIT	06/12/15	51,761,000	272,857	226,865	—	45,992
KZT	HSB	02/17/15	36,898,800	194,000	182,889	—	11,111
KZT	HSB	04/28/15	6,517,500	32,999	29,580	—	3,419

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
KZT	JPM	01/21/15	22,848,000	$119,000	$119,944	$944	$—
KZT	JPM	05/18/15	27,599,000	143,000	123,315	—	19,685
MXN	BOA	01/12/15	4,378,757	310,501	296,663	—	13,838
MXN	BRC	01/12/15	3,140,125	217,841	212,745	—	5,096
MXN	BRC	01/12/15	4,657,872	320,000	315,574	—	4,426
MXN	JPM	01/15/15	4,945,300	340,000	334,986	—	5,014
MXN	SCB	01/12/15	3,204,964	222,158	217,138	—	5,020
MXN	SCB	01/12/15	4,378,757	310,411	296,663	—	13,748
MXN	SCB	01/20/15	2,367,760	160,000	160,339	339	—
MYR	JPM	01/12/15	1,315,942	380,165	376,148	—	4,017
MYR	JPM	01/20/15	1,253,855	356,361	358,172	1,811	—
MYR	SCB	01/12/15	722,580	208,959	206,542	—	2,417
MYR	SCB	01/12/15	1,142,514	330,876	326,576	—	4,300
MYR	SCB	01/20/15	927,352	263,639	264,904	1,265	—
MYR	SCB	01/22/15	528,611	152,125	150,977	—	1,148
MYR	UBS	01/22/15	583,492	167,875	166,651	—	1,224
PEN	BRC	01/12/15	403,759	136,937	135,271	—	1,666
PEN	CIT	01/09/15	1,067,466	362,000	357,906	—	4,094
PEN	HSB	01/12/15	539,395	183,063	180,714	—	2,349
PHP	BRC	01/16/15	6,204,480	138,000	138,625	625	—
PHP	HSB	02/13/15	32,628,185	731,000	727,954	—	3,046
PLN	JPM	01/08/15	1,679,702	499,000	474,353	—	24,647
RSD	CIT	01/22/15	34,484,400	346,751	342,127	—	4,624
SGD	BRC	01/20/15	5,686	4,328	4,291	—	37
SGD	BRC	01/20/15	302,134	230,000	227,994	—	2,006
SGD	SCB	01/20/15	302,105	230,000	227,972	—	2,028
SGD	SCB	01/20/15	367,248	280,000	277,130	—	2,870
SGD	SCB	01/20/15	395,259	300,000	298,268	—	1,732
THB	BRC	01/12/15	9,559,173	290,818	290,461	—	357
THB	BRC	01/20/15	11,937,600	360,000	362,577	2,577	—
THB	BRC	01/22/15	8,038,440	243,000	244,124	1,124	—
THB	SCB	01/12/15	13,217,786	401,903	401,629	—	274
THB	SCB	01/20/15	11,926,800	360,000	362,249	2,249	—
THB	SCB	01/20/15	16,405,337	494,137	498,275	4,138	—
THB	SCB	01/22/15	16,363,920	492,000	496,965	4,965	—
THB	UBS	01/20/15	159,279	4,804	4,838	34	—
TRY	CIT	01/20/15	589,941	259,161	251,622	—	7,539
TRY	JPM	01/22/15	1,163,120	496,000	495,859	—	141
TRY	JPM	02/11/15	162,695	69,000	69,044	44	—
TRY	JPM	02/11/15	568,866	247,000	241,414	—	5,586
TRY	JPM	02/11/15	1,679,740	729,751	712,844	—	16,907
TRY	JPM	02/17/15	43,879	19,818	18,597	—	1,221
TRY	JPM	02/17/15	885,649	401,000	375,360	—	25,640

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
TRY	JPM	02/18/15	579,303	$245,000	$245,469	$469	$—
TRY	SCB	01/12/15	372,800	160,000	159,309	—	691
TRY	SCB	01/12/15	748,573	318,813	319,888	1,075	—
TRY	SCB	01/20/15	41,112	17,462	17,535	73	—
TRY	SCB	01/20/15	589,941	258,769	251,622	—	7,147
TRY	UBS	01/20/15	589,941	258,724	251,622	—	7,102
TWD	SCB	01/20/15	626,600	20,000	19,829	—	171
TWD	SCB	01/20/15	9,330,000	300,000	295,251	—	4,749
TWD	SCB	01/20/15	10,243,965	327,912	324,174	—	3,738
TWD	UBS	01/20/15	10,243,965	327,566	324,174	—	3,392
UGX	BRC	01/09/15	497,978,000	179,000	179,517	517	—
UGX	CIT	01/08/15	373,549,830	134,953	134,698	—	255
UGX	SCB	01/08/15	35,425,000	12,793	12,774	—	19
ZAR	BRC	01/12/15	1,675,812	143,399	144,708	1,309	—
ZAR	CIT	01/20/15	3,486,093	298,000	300,643	2,643	—
ZAR	SCB	01/12/15	1,852,880	160,000	159,997	—	3
ZAR	SCB	01/12/15	2,055,465	176,602	177,491	889	—
Total Forward Currency Purchase Contracts				$44,219,946	$43,648,278	$105,395	$677,063
Forward Currency Sale Contracts:
AUD	SCB	01/20/15	194,130	$160,000	$158,315	$1,685	$—
AUD	SCB	01/20/15	202,568	170,000	165,196	4,804	—
AUD	SCB	01/20/15	204,605	170,000	166,857	3,143	—
BRL	BOA	01/05/15	162,660	60,694	61,192	—	498
BRL	BOA	01/05/15	253,545	96,372	95,382	990	—
BRL	BOA	01/05/15	416,205	156,692	156,574	118	—
BRL	BRC	01/05/15	168,348	63,974	63,331	643	—
BRL	BRC	01/05/15	341,029	133,852	128,293	5,559	—
BRL	BRC	01/05/15	463,790	173,704	174,475	—	771
BRL	BRC	01/05/15	509,105	195,848	191,523	4,325	—
BRL	BRC	01/05/15	646,478	244,000	243,201	799	—
BRL	BRC	01/05/15	816,960	307,567	307,336	231	—
BRL	BRC	01/05/15	816,960	307,567	307,336	231	—
BRL	BRC	01/05/15	2,708,577	1,019,719	1,018,952	767	—
BRL	BRC	01/05/15	2,860,225	1,116,404	1,076,001	40,403	—
BRL	BRC	02/03/15	2,708,577	1,003,846	1,011,017	—	7,171
BRL	CIT	01/05/15	588,357	231,000	221,337	9,663	—
BRL	CIT	01/05/15	646,478	243,384	243,201	183	—
BRL	CIT	03/02/15	1,103,028	408,000	408,717	—	717
BRL	SCB	01/05/15	228,680	88,021	86,028	1,993	—
BRL	SCB	01/05/15	288,499	109,654	108,532	1,122	—
BRL	SCB	01/05/15	814,560	306,664	306,433	231	—
BRL	SCB	01/05/15	816,640	307,447	307,216	231	—

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (continued)
BRL	SCB	01/05/15	1,317,110	$495,862	$495,489	$373	$—
BRL	SCB	01/05/15	2,431,131	906,969	914,578	—	7,609
CNH	BRC	01/20/15	1,617,954	260,000	259,922	78	—
CNH	JPM	01/20/15	1,235,519	198,504	198,484	20	—
CNH	SCB	01/20/15	530,504	85,185	85,225	—	40
CNH	SCB	01/20/15	701,232	112,664	112,652	12	—
CNH	SCB	01/20/15	1,617,980	260,000	259,926	74	—
CNH	UBS	01/20/15	1,113,104	178,832	178,819	13	—
COP	BRC	01/13/15	195,550,522	86,210	82,271	3,939	—
EUR	CIT	01/22/15	279,000	346,751	337,665	9,086	—
EUR	CIT	01/22/15	312,897	384,421	378,689	5,732	—
EUR	CIT	02/27/15	200,000	244,832	242,133	2,699	—
EUR	JPM	01/08/15	596,000	737,652	721,213	16,439	—
EUR	JPM	01/22/15	208,000	255,576	251,736	3,840	—
EUR	JPM	01/26/15	1,204,662	1,475,893	1,458,028	17,865	—
EUR	JPM	01/29/15	212,000	260,025	256,596	3,429	—
EUR	JPM	02/23/15	204,356	250,018	247,398	2,620	—
EUR	SCB	01/12/15	65,723	80,000	79,534	466	—
EUR	SCB	01/12/15	81,603	100,000	98,751	1,249	—
EUR	SCB	01/20/15	803,079	983,972	971,921	12,051	—
EUR	SCB	01/12/15	1,982,546	2,461,807	2,399,159	62,648	—
EUR	UBS	01/12/15	1,982,546	2,464,796	2,399,159	65,637	—
HUF	BRC	01/12/15	83,269,600	333,886	318,263	15,623	—
HUF	JPM	01/22/15	52,854,956	206,263	201,952	4,311	—
HUF	SCB	01/12/15	83,269,600	333,927	318,263	15,664	—
IDR	BOA	01/20/15	4,886,673,584	373,313	393,526	—	20,213
IDR	BRC	01/12/15	1,929,750,000	155,000	155,622	—	622
IDR	HSB	01/20/15	1,802,632,723	137,343	145,166	—	7,823
IDR	JPM	01/12/15	2,297,181,083	184,291	185,253	—	962
IDR	JPM	01/20/15	1,802,632,723	137,711	145,167	—	7,456
IDR	SCB	01/20/15	3,623,209,848	276,687	291,779	—	15,092
ILS	CIT	05/04/15	1,414,398	401,248	362,895	38,353	—
INR	BRC	01/12/15	7,950,646	126,562	125,769	793	—
INR	BRC	01/20/15	21,110,100	330,000	333,370	—	3,370
INR	BRC	01/20/15	27,275,584	428,000	430,735	—	2,735
INR	SCB	01/12/15	11,558,192	183,901	182,836	1,065	—
INR	SCB	01/20/15	34,541,660	542,000	545,481	—	3,481
INR	UBS	01/12/15	11,280,275	179,536	178,439	1,097	—
INR	UBS	01/20/15	15,564,006	243,492	245,786	—	2,294
JPY	BRC	01/20/15	39,244,004	325,032	327,673	—	2,641
JPY	CIT	03/11/15	104,893,021	879,000	876,205	2,795	—
JPY	SCB	01/20/15	848,141	7,028	7,081	—	53
JPY	SCB	01/20/15	40,763,790	336,863	340,362	—	3,499

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (continued)
KWD	CIT	08/06/15	28,078	$95,926	$95,671	$255	$—
KWD	CIT	08/06/15	111,021	381,121	378,288	2,833	—
KWD	CIT	08/18/15	56,531	193,201	192,605	596	—
KWD	CIT	08/18/15	56,823	194,000	193,600	400	—
MXN	BRC	01/12/15	2,244,911	150,949	152,094	—	1,145
MXN	JPM	01/15/15	3,599,000	246,933	243,790	3,143	—
MXN	SCB	01/12/15	2,812,041	189,052	190,518	—	1,466
MXN	SCB	01/20/15	101,640	6,897	6,883	14	—
MXN	SCB	01/20/15	2,266,120	157,354	153,457	3,897	—
MYR	BRC	01/12/15	1,053,900	300,000	301,246	—	1,246
MYR	JPM	01/20/15	1,081,839	308,251	309,034	—	783
MYR	SCB	01/12/15	3,248,108	937,567	928,438	9,129	—
MYR	SCB	01/20/15	17,527	4,979	5,006	—	27
MYR	SCB	01/20/15	1,081,839	308,216	309,034	—	818
MYR	SCB	02/13/15	315,495	90,157	89,945	212	—
PEN	BRC	01/12/15	476,202	161,042	159,542	1,500	—
PEN	CIT	01/09/15	697,728	233,666	233,938	—	272
PEN	CIT	01/12/15	476,203	161,726	159,542	2,184	—
PEN	SCB	01/09/15	369,738	125,000	123,968	1,032	—
RON	BRC	02/10/15	106,895	29,880	28,843	1,037	—
RON	JPM	02/10/15	106,895	29,880	28,843	1,037	—
RON	JPM	06/10/15	1,712,250	471,000	460,146	10,854	—
RON	SCB	02/10/15	106,895	29,890	28,843	1,047	—
RON	UBS	02/10/15	106,895	29,902	28,843	1,059	—
RSD	CIT	01/12/15	25,713,310	260,637	255,642	4,995	—
RSD	CIT	01/22/15	9,679,838	97,197	96,036	1,161	—
SGD	BRC	01/12/15	184,955	140,000	139,600	400	—
SGD	BRC	01/12/15	945,904	720,964	713,945	7,019	—
SGD	CIT	01/20/15	761,702	575,543	574,791	752	—
SGD	HSB	01/20/15	301,852	228,036	227,781	255	—
SGD	JPM	01/12/15	184,940	140,000	139,588	412	—
SGD	JPM	01/12/15	1,496,273	1,140,408	1,129,349	11,059	—
SGD	SCB	01/12/15	590,090	449,729	445,385	4,344	—
SGD	SCB	01/20/15	308,878	233,528	233,083	445	—
SGD	UBS	01/12/15	132,227	100,829	99,802	1,027	—
THB	JPM	01/12/15	22,776,959	691,279	692,090	—	811
THB	JPM	01/20/15	39,769,316	1,197,763	1,207,903	—	10,140
THB	SCB	01/20/15	659,700	20,000	20,037	—	37
TRY	BRC	01/20/15	766,383	325,000	326,878	—	1,878
TRY	JPM	02/11/15	270,826	116,000	114,933	1,067	—
TRY	JPM	02/11/15	1,047,209	459,000	444,412	14,588	—
TRY	JPM	02/11/15	1,093,266	487,586	463,957	23,629	—
TRY	JPM	02/17/15	406,478	182,196	172,276	9,920	—

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Lazard Emerging Markets Multi Asset Portfolio (concluded)

Forward Currency Contracts open at December 31, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
TRY	JPM	02/17/15	523,049	$235,247	$221,681	$13,566	$—
TRY	SCB	01/20/15	278,496	120,000	118,784	1,216	—
TRY	SCB	01/20/15	766,058	325,000	326,739	—	1,739
TWD	CIT	01/20/15	15,222,265	487,627	481,714	5,913	—
TWD	SCB	01/20/15	15,222,265	487,534	481,715	5,819	—
UGX	BRC	01/09/15	806,361,000	291,000	290,686	314	—
UGX	SCB	01/08/15	404,712,000	146,000	145,935	65	—
UYU	HSB	02/19/15	3,336,600	134,000	136,021	—	2,021
ZAR	BRC	01/20/15	2,741,509	237,150	236,429	721	—
ZMW	SCB	01/12/15	840,806	132,410	130,894	1,516	—
ZMW	SCB	01/12/15	892,568	136,001	138,953	—	2,952
Total Forward Currency Sale Contracts				$40,959,714	$40,556,572	$515,524	$112,382
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$620,919	$789,445

Credit Default Swap Agreements open at December 31, 2014:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation

CDX EM 22	BRC	1,500,000	12/20/19	(1.000)%	$156,575	$205,500	$48,925
CDX EM 22	BRC	1,500,000	12/20/19	(1.000)	156,577	207,752	51,175
Republic of Brazil	BRC	500,000	12/20/19	1.000	(21,695)	(16,470)	5,225
Republic of Brazil	BRC	950,000	12/20/19	1.000	(41,220)	(31,293)	9,927
Republic of Brazil	BRC	770,000	12/20/19	1.000	(33,410)	(24,295)	9,115
Republic of Brazil	JPM	1,350,000	12/20/19	1.000	(58,576)	(44,469)	14,107
Republic of Brazil	JPM	645,000	12/20/19	1.000	(27,986)	(20,054)	7,932
Republic of Brazil	BRC	500,000	12/20/19	1.000	(21,695)	(16,470)	5,225
Republic of Brazil	BRC	1,000,000	12/20/19	(1.000)	104,383	155,000	50,617
Total Credit Default Swap Agreements					$212,953	$415,201	$202,248

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 8.8%

Argentina | 0.2%
YPF Sociedad Anonima:
8.750%, 04/04/24	USD	350	$351,750
8.750%, 04/04/24 (c)	USD	200	201,000
			552,750
Brazil | 0.6%
Banco do Brasil SA, 9.000%, 06/18/24 (g)	USD	475	442,938
Gol LuxCo SA, 8.875%, 01/24/22 (c)	USD	825	787,759
Klabin Finance SA, 5.250%, 07/16/24	USD	825	800,250
			2,030,947
Bulgaria | 0.3%
ContourGlobal Power Holdings SA:
7.125%, 06/01/19	USD	250	251,250
7.125%, 06/01/19 (c)	USD	725	728,625
			979,875
Chile | 0.9%
AES Gener SA, 5.250%, 08/15/21	USD	294	312,375
Empresa Electrica Angamos SA, 4.875%, 05/25/29 (c)	USD	1,000	987,500
GNL Quintero SA, 4.634%, 07/31/29	USD	775	787,633
SACI Falabella, 4.375%, 01/27/25 (c)	USD	825	810,562
			2,898,070
China | 0.6%
BCP Singapore VI Cayman Financing Co., Ltd.:
8.000%, 04/15/21	USD	270	273,713
8.000%, 04/15/21 (c)	USD	475	481,531
Country Garden Holdings Co., Ltd., 7.250%, 04/04/21	USD	420	402,150
Maoye International Holdings, Ltd., 7.750%, 05/19/17 (c)	USD	725	714,125
			1,871,519
Colombia | 0.2%
Grupo Aval, Ltd., 4.750%, 09/26/22	USD	800	778,000
Description	Security Currency	Principal Amount (000)	Value

Georgia | 0.2%
Bank of Georgia JSC, 7.750%, 07/05/17	USD	750	$770,625

Guatemala | 0.2%
Industrial Senior Trust, 5.500%, 11/01/22	USD	700	695,180

India | 0.1%
Greenko Dutch BV, 8.000%, 08/01/19 (c)	USD	425	377,315

Indonesia | 0.4%
Ottawa Holdings Pte, Ltd., 5.875%, 05/16/18	USD	675	541,687
PT Perusahaan Gas Negara Persero Tbk, 5.125%, 05/16/24	USD	800	816,000
			1,357,687
Iraq | 0.2%
Genel Energy Finance, Ltd., 7.500%, 05/14/19	USD	600	510,000

Kazakhstan | 0.5%
Halyk Savings Bank of Kazakhstan JSC, 7.250%, 01/28/21	USD	1,175	1,163,250
Nostrum Oil & Gas Finance BV, 6.375%, 02/14/19 (c)	USD	375	324,375
			1,487,625
Kuwait | 0.3%
Kuwait Energy PLC, 9.500%, 08/04/19	USD	950	888,250

Mexico | 1.5%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	17,350	1,156,910
Bio Pappel SAB de CV, 10.000%, 08/27/16	USD	418	425,213
Credito Real SAB de CV, 7.500%, 03/13/19 (c)	USD	725	739,500
Empresas ICA SAB de CV, 8.875%, 05/29/24 (c)	USD	900	809,663
Gruma SAB de CV, 4.875%, 12/01/24 (c)	USD	825	851,276
Grupo Televisa SAB, 7.250%, 05/14/43	MXN	5,400	315,262

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Unifin Financiera SAPI de CV SOFOM ENR, 6.250%, 07/22/19 (c)	USD	700	$640,500
			4,938,324
Nigeria | 0.6%
Diamond Bank PLC, 8.750%, 05/21/19 (c)	USD	600	531,000
FBN Finance Co. BV:
8.250%, 08/07/20	USD	800	746,600
8.250%, 08/07/20 (c)	USD	500	466,625
8.000%, 07/23/21 (c)	USD	350	310,187
			2,054,412
Panama | 0.3%
Global Bank Corp., 5.125%, 10/30/19 (c)	USD	800	810,176

Peru | 0.2%
Consorcio Transmantaro SA, 4.375%, 05/07/23	USD	700	689,500

Philippines | 0.1%
San Miguel Corp., 4.875%, 04/26/23	USD	475	441,750

Russia | 0.3%
Alliance Oil Co., Ltd., 7.000%, 05/04/20	USD	250	112,500
EDC Finance, Ltd., 4.875%, 04/17/20	USD	225	147,375
Gazprom OAO Via Gaz Capital SA, 4.300%, 11/12/15 (c)	USD	825	808,500
			1,068,375
Singapore | 0.5%
Pacnet, Ltd.:
9.000%, 12/12/18	USD	850	960,500
9.000%, 12/12/18 (c)	USD	425	480,250
			1,440,750
South Africa | 0.6%
Transnet SOC, Ltd., 9.500%, 05/13/21 (c)	ZAR	24,000	2,093,998

Total Corporate Bonds (Identified cost $30,396,497)			28,735,128
Description	Security Currency	Principal Amount (000)	Value

Foreign Government Obligations | 79.1%

Angola | 0.5%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	1,515	$1,507,425

Argentina | 1.0%
Republic of Argentina:
8.750%, 06/02/17	USD	350	316,750
8.280%, 12/31/33	USD	2,103	1,869,267
2.500%, 12/31/38	USD	1,825	937,594
			3,123,611
Belarus | 0.5%
Republic of Belarus:
8.750%, 08/03/15	USD	425	401,625
8.950%, 01/26/18	USD	1,300	1,202,500
			1,604,125
Belize | 0.1%
Republic of Belize, 5.000%, 02/20/38	USD	285	200,213

Bolivia | 0.8%
Bolivia Government Bonds:
4.875%, 10/29/22	USD	1,450	1,471,750
5.950%, 08/22/23	USD	1,050	1,105,125
			2,576,875
Brazil | 5.8%
Brazil NTN:
0.000%, 01/01/16	BRL	18,140	6,038,023
0.000%, 01/01/17	BRL	9,040	2,665,885
Brazil NTN-B, 6.000%, 08/15/50	BRL	1,844	1,699,813
Brazil NTN-F, 10.000%, 01/01/23	BRL	4,630	1,545,075
Federal Republic of Brazil:
4.875%, 01/22/21	USD	650	693,875
2.625%, 01/05/23	USD	2,250	2,064,375
4.250%, 01/07/25	USD	600	601,500
8.250%, 01/20/34	USD	1,669	2,307,392
7.125%, 01/20/37	USD	1,125	1,423,125
			19,039,063

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Chile | 0.9%
Republic of Chile:
5.500%, 08/05/20	CLP	60,000	$104,315
3.250%, 09/14/21	USD	725	752,913
2.250%, 10/30/22	USD	1,325	1,276,637
3.625%, 10/30/42	USD	775	705,250
			2,839,115
Colombia | 4.1%
Colombian Titulos De Tesoreria, 10.000%, 07/24/24	COP	9,787,000	4,920,845
Republic of Colombia:
12.000%, 10/22/15	COP	3,259,000	1,443,408
7.750%, 04/14/21	COP	1,151,000	521,511
4.000%, 02/26/24	USD	875	896,875
9.850%, 06/28/27	COP	1,872,000	984,946
7.375%, 09/18/37	USD	2,200	2,970,000
6.125%, 01/18/41	USD	1,525	1,830,000
			13,567,585
Congo | 0.7%
Republic of Congo, 3.500%, 06/30/29 (e)	USD	2,650	2,411,471

Costa Rica | 0.7%
Republic of Costa Rica, 7.000%, 04/04/44	USD	2,425	2,393,172

Croatia | 0.7%
Croatia, 6.000%, 01/26/24	USD	2,250	2,435,625

Dominican Republic | 0.7%
Dominican Republic:
7.500%, 05/06/21	USD	550	605,000
7.450%, 04/30/44	USD	1,375	1,512,500
			2,117,500
Ecuador | 0.4%
Republic of Ecuador:
7.950%, 06/20/24	USD	325	279,500
7.950%, 06/20/24 (c)	USD	1,220	1,049,200
			1,328,700
El Salvador | 0.3%
Republic of El Salvador:
6.375%, 01/18/27	USD	200	203,500
6.375%, 01/18/27 (c)	USD	905	920,837
			1,124,337
Description	Security Currency	Principal Amount (000)	Value

Gabon | 0.2%
Gabonese Republic, 8.200%, 12/12/17	USD	575	$631,063

Georgia | 0.3%
Republic of Georgia, 6.875%, 04/12/21	USD	1,037	1,099,220

Honduras | 1.0%
Honduras Government Bond, 7.500%, 03/15/24	USD	3,270	3,425,325

Hungary | 1.7%
Hungary:
6.375%, 03/29/21	USD	1	1,145
7.625%, 03/29/41	USD	650	866,346
Hungary Government Bonds:
6.500%, 06/24/19	HUF	795,870	3,479,286
5.500%, 06/24/25	HUF	254,680	1,129,570
			5,476,347
Indonesia | 5.2%
Indonesia Government Bonds:
7.875%, 04/15/19	IDR	57,009,000	4,660,607
6.125%, 05/15/28	IDR	23,430,000	1,595,264
8.375%, 03/15/34	IDR	46,292,000	3,807,830
Indonesia Treasury Bond, 9.000%, 03/15/29	IDR	4,825,000	420,264
Republic of Indonesia:
5.875%, 03/13/20	USD	100	110,750
4.875%, 05/05/21	USD	1,575	1,665,562
3.750%, 04/25/22	USD	925	911,125
3.375%, 04/15/23	USD	1,550	1,464,750
5.375%, 10/17/23	USD	210	227,850
5.875%, 01/15/24	USD	620	697,810
7.750%, 01/17/38	USD	1,145	1,502,240
			17,064,052
Iraq | 1.2%
Republic of Iraq, 5.800%, 01/15/28	USD	4,594	3,927,870

Ivory Coast | 2.6%
Ivory Coast:
5.375%, 07/23/24 (c)	USD	2,100	2,010,750
5.750%, 12/31/32	USD	6,625	6,393,125
			8,403,875

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Jamaica | 0.4%
Jamaica Government Bond, 7.625%, 07/09/25	USD	1,150	$1,204,625

Kazakhstan | 1.0%
Republic of Kazakhstan, 3.875%, 10/14/24 (c)	USD	3,460	3,235,186

Kenya | 1.0%
Republic of Kenya:
6.875%, 06/24/24	USD	1,600	1,692,000
6.875%, 06/24/24 (c)	USD	1,420	1,501,650
			3,193,650
Latvia | 1.0%
Republic of Latvia:
2.750%, 01/12/20	USD	475	469,067
5.250%, 06/16/21	USD	2,525	2,831,948
			3,301,015
Lithuania | 1.4%
Republic of Lithuania:
6.125%, 03/09/21	USD	1,375	1,614,044
6.625%, 02/01/22	USD	2,575	3,121,222
			4,735,266
Malaysia | 3.1%
Malaysia Government Bonds:
4.262%, 09/15/16	MYR	7,050	2,037,851
3.654%, 10/31/19	MYR	15,650	4,441,216
4.048%, 09/30/21	MYR	13,090	3,740,000
			10,219,067
Mexico | 4.7%
Mexican Bonos:
6.000%, 06/18/15	MXN	27,170	1,866,171
8.500%, 12/13/18	MXN	32,899	2,519,504
10.000%, 11/20/36	MXN	43,409	4,149,847
7.750%, 11/13/42	MXN	9	705
Mexican Udibonos:
5.000%, 06/16/16	MXN	28,697	2,067,712
4.000%, 11/15/40	MXN	5,587	426,878
United Mexican States:
3.500%, 01/21/21	USD	325	332,174
6.750%, 09/27/34	USD	2,025	2,667,938
6.050%, 01/11/40	USD	580	713,400
4.750%, 03/08/44	USD	580	609,725
			15,354,054
Description	Security Currency	Principal Amount (000)	Value

Morocco | 0.1%
Kingdom of Morocco, 5.500%, 12/11/42	USD	325	$338,000

Mozambique | 1.1%
Republic of Mozambique, 6.305%, 09/11/20	USD	3,737	3,662,260

Namibia | 0.3%
Republic of Namibia, 5.500%, 11/03/21	USD	800	846,000

Nigeria | 0.3%
Nigeria Government Bond, 14.200%, 03/14/24	NGN	215,850	1,126,961

Pakistan | 1.5%
Islamic Republic of Pakistan:
8.250%, 04/15/24	USD	1,325	1,373,031
8.250%, 04/15/24 (c)	USD	3,250	3,367,813
			4,740,844
Panama | 2.0%
Republic of Panama:
5.200%, 01/30/20	USD	650	718,250
4.000%, 09/22/24	USD	2,600	2,681,250
9.375%, 04/01/29	USD	975	1,489,313
6.700%, 01/26/36	USD	1,275	1,654,312
			6,543,125
Paraguay | 0.6%
Republic of Paraguay:
4.625%, 01/25/23	USD	855	851,486
6.100%, 08/11/44 (c)	USD	1,010	1,083,225
			1,934,711
Peru | 2.3%
Republic of Peru:
7.125%, 03/30/19	USD	975	1,156,594
5.700%, 08/12/24	PEN	5,640	1,895,513
7.350%, 07/21/25	USD	2,625	3,487,969
8.750%, 11/21/33	USD	650	1,014,000
			7,554,076
Philippines | 1.9%
Philippine Government Bonds:
7.000%, 01/27/16	PHP	35,000	822,179
1.625%, 04/25/16	PHP	40,000	886,780
Republic of Philippines:
9.375%, 01/18/17	USD	675	788,906
4.000%, 01/15/21	USD	575	622,797

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

4.200%, 01/21/24	USD	300	$325,125
10.625%, 03/16/25	USD	650	1,046,500
7.750%, 01/14/31	USD	1,250	1,805,313
			6,297,600
Poland | 5.3%
Poland Government Bonds:
4.750%, 10/25/16	PLN	11,750	3,492,924
5.500%, 10/25/19	PLN	21,643	7,045,414
5.750%, 09/23/22	PLN	6,090	2,129,621
Republic of Poland:
5.125%, 04/21/21	USD	650	733,613
5.000%, 03/23/22	USD	1,450	1,631,156
3.000%, 03/17/23	USD	1,350	1,346,394
4.000%, 01/22/24	USD	1,014	1,079,910
			17,459,032
Romania | 1.2%
Romania Government Bonds:
5.950%, 06/11/21	RON	4,450	1,393,974
6.750%, 02/07/22	USD	760	914,850
4.375%, 08/22/23	USD	1	1,055
6.125%, 01/22/44	USD	1,260	1,535,625
			3,845,504
Russia | 2.4%
Russia Foreign Bonds:
4.875%, 09/16/23	USD	1,400	1,242,500
12.750%, 06/24/28	USD	600	858,000
Russia Government Bonds - OFZ:
6.900%, 08/03/16	RUB	92,490	1,365,662
7.500%, 02/27/19	RUB	178,140	2,268,199
7.600%, 07/20/22	RUB	46,930	539,220
7.000%, 01/25/23	RUB	71,840	809,433
8.150%, 02/03/27	RUB	35,000	410,537
7.050%, 01/19/28	RUB	28,300	294,108
			7,787,659
Rwanda | 0.6%
Republic of Rwanda, 6.625%, 05/02/23	USD	1,825	1,888,875

Senegal | 1.0%
Republic of Senegal:
8.750%, 05/13/21	USD	850	949,875
6.250%, 07/30/24	USD	200	193,389
6.250%, 07/30/24 (c)	USD	2,110	2,040,254
			3,183,518
Description	Security Currency	Principal Amount (000)	Value

Slovakia | 0.3%
Slovak Republic, 4.375%, 05/21/22	USD	775	$849,162

Slovenia | 1.3%
Republic of Slovenia, 5.250%, 02/18/24	USD	3,950	4,354,275

South Africa | 3.1%
Republic of South Africa:
13.500%, 09/15/15	ZAR	19,800	1,791,990
4.665%, 01/17/24	USD	775	805,031
8.250%, 03/31/32	ZAR	82,210	6,934,021
6.250%, 03/08/41	USD	575	681,766
			10,212,808
Sri Lanka | 0.4%
Republic of Sri Lanka, 5.875%, 07/25/22	USD	1,200	1,222,500

Thailand | 2.7%
Thailand Government Bonds:
3.250%, 06/16/17	THB	67,530	2,107,861
3.875%, 06/13/19	THB	111,100	3,592,025
3.625%, 06/16/23	THB	27,700	903,721
3.850%, 12/12/25	THB	62,980	2,112,051
			8,715,658
Turkey | 6.4%
Hazine Mustesarligi Varlik Kiralama AS,
4.489%, 11/25/24 (c)	USD	990	1,004,850
Republic of Turkey:
7.000%, 03/11/19	USD	2,100	2,412,375
3.250%, 03/23/23	USD	2,375	2,262,188
6.875%, 03/17/36	USD	2,525	3,143,625
Turkey Government Bonds:
9.000%, 01/27/16	TRY	9,896	4,268,605
9.000%, 03/08/17	TRY	4,075	1,790,029
6.300%, 02/14/18	TRY	8,640	3,541,787
3.000%, 07/21/21	TRY	3,099	1,434,409
8.500%, 09/14/22	TRY	2,600	1,149,344
			21,007,212
Ukraine | 0.8%
Ukraine Government Bonds:
9.250%, 07/24/17	USD	900	558,000
7.750%, 09/23/20	USD	575	347,875

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

7.800%, 11/28/22	USD	1,150	$684,250
7.500%, 04/17/23	USD	1,850	1,082,250
			2,672,375
Uruguay | 0.3%
Republica of Uruguay, 7.875%, 01/15/33	USD	650	897,000

Venezuela | 0.6%
Republic of Venezuela:
5.750%, 02/26/16	USD	1,190	767,550
12.750%, 08/23/22	USD	225	119,812
7.650%, 04/21/25	USD	1	438
9.250%, 09/15/27	USD	430	205,325
11.950%, 08/05/31	USD	535	260,812
9.375%, 01/13/34	USD	651	296,205
7.000%, 03/31/38	USD	782	326,485
			1,976,627
Vietnam | 0.2%
Socialist Republic of Vietnam, 4.800%, 11/19/24 (c)	USD	625	645,313

Zambia | 0.4%
Republic of Zambia:
5.375%, 09/20/22	USD	750	697,500
8.500%, 04/14/24	USD	645	714,337
			1,411,837
Total Foreign Government Obligations (Identified cost $271,434,735)			258,712,364

Quasi Government Bonds | 1.9%

Colombia | 0.3%
Emgesa SA ESP, 8.750%, 01/25/21	COP	1,000,000	456,133
Empresas Publicas de Medellin ESP, 8.375%, 02/01/21	COP	1,170,000	523,755
			979,888
Description	Security Currency	Principal Amount (000)	Value

Mexico | 0.6%
Petroleos Mexicanos,
3.500%, 07/18/18	USD	700	$708,750
8.000%, 05/03/19	USD	550	651,750
5.500%, 06/27/44 (c)	USD	705	721,744
			2,082,244
South Africa | 0.2%
Eskom Holdings, Ltd., 7.850%, 04/02/26	ZAR	9,000	709,229

Venezuela | 0.8%
Petroleos de Venezuela SA:
5.000%, 10/28/15	USD	415	309,175
5.250%, 04/12/17	USD	713	331,545
5.375%, 04/12/27	USD	940	339,575
9.750%, 05/17/35	USD	1,400	630,000
5.500%, 04/12/37	USD	2,770	979,888
			2,590,183
Total Quasi Government Bonds (Identified cost $8,183,683)			6,361,544

Description	Shares	Value

Short-Term Investment | 10.8%
State Street Institutional Treasury Money Market Fund (Identified cost $35,443,056)	35,443,056	$35,443,056

Total Investments | 100.6% (Identified cost $345,457,971) (d)		$329,252,092

Liabilities in Excess of Cash and Other Assets | (0.6)%		(1,980,889)

Net Assets | 100.0%		$327,271,203

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Income Portfolio

Foreign Government Obligations | 32.3%

Brazil | 4.1%
Brazil NTN-B, 6.000%, 08/15/16	BRL	220	$207,981

Hungary | 1.9%
Hungary Government Bond, 4.000%, 04/25/18	HUF	25,000	98,824

Indonesia | 1.1%
Indonesia Government Bond, 7.875%, 04/15/19	IDR	650,000	53,139

Israel | 1.3%
Israel Government Bond - Galil, 5.000%, 04/30/15	ILS	190	65,298

Malaysia | 3.8%
Bank Negara Malaysia Monetary Note, 0.000%, 08/04/15	MYR	700	196,137

Mexico | 8.4%
Mexican Bonos:
6.000%, 06/18/15	MXN	5,400	370,899
4.750%, 06/14/18	MXN	900	60,866
			431,765
Poland | 3.8%
Poland Government Bond, 5.500%, 04/25/15	PLN	675	192,912

Romania | 0.9%
Romania Government Bonds:
5.850%, 04/26/23	RON	120	37,563
5.800%, 07/26/27	RON	30	9,469
			47,032
Singapore | 5.3%
Singapore Government Bond, 0.250%, 02/01/15	SGD	360	271,665

South Africa | 1.7%
Republic of South Africa, 10.500%, 12/21/26	ZAR	850	88,012
Description	Security Currency	Principal Amount (000)	Value

Total Foreign Government Obligations (Identified cost $1,763,315)			$1,652,765

Supranationals | 1.0%
European Investment Bank, 7.200%, 07/09/19 (c) (Identified cost $51,147)	IDR	600,000	47,776

US Treasury Securities | 61.8%
US Treasury Notes:
0.250%, 01/15/15	USD	225	225,000
2.250%, 01/31/15	USD	225	225,378
4.000%, 02/15/15	USD	225	226,037
0.250%, 02/28/15	USD	225	225,061
0.375%, 03/15/15	USD	250	250,156
0.250%, 03/31/15	USD	250	250,088
2.500%, 03/31/15	USD	250	251,455
0.375%, 04/15/15	USD	200	200,156
2.500%, 04/30/15	USD	300	302,367
2.125%, 05/31/15	USD	500	504,102
0.375%, 06/15/15	USD	250	250,293
1.875%, 06/30/15	USD	250	252,149

Total US Treasury Securities (Identified cost $3,162,782)			3,162,242

Description	Shares	Value

Short-Term Investment | 14.7%
State Street Institutional Treasury Money Market Fund (Identified cost $754,131)	754,131	$754,131

Total Investments | 109.8% (Identified cost $5,731,375) (d), (f)		$5,616,914

Liabilities in Excess of Cash and Other Assets | (9.8)%		(499,261)

Net Assets | 100.0%		$5,117,653

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Lazard Emerging Markets Income Portfolio (continued)

Forward Currency Contracts open at December 31, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	01/05/15	140,424	$52,866	$52,826	$—	$40
BRL	CIT	01/05/15	33,450	12,573	12,584	11	—
BRL	CIT	01/05/15	106,974	42,000	40,243	—	1,757
CLP	CIT	01/27/15	28,670,000	47,000	47,119	119	—
CLP	UBS	02/17/15	52,094,280	84,000	85,442	1,442	—
CNH	HSB	02/17/15	1,568,574	252,000	251,296	—	704
CNH	HSB	03/03/15	721,971	116,017	115,489	—	528
CNH	HSB	05/21/15	1,319,180	212,544	209,699	—	2,845
COP	SCB	02/24/15	123,660,000	54,000	51,923	—	2,077
CZK	JPM	01/08/15	3,672,371	164,610	160,425	—	4,185
EUR	JPM	01/26/15	87,101	106,712	105,420	—	1,292
HUF	CIT	02/27/15	14,452,740	56,311	55,164	—	1,147
HUF	JPM	01/22/15	12,587,928	49,149	48,097	—	1,052
HUF	JPM	01/22/15	21,505,000	85,000	82,168	—	2,832
IDR	JPM	01/12/15	1,020,736,000	82,000	82,260	260	—
IDR	JPM	02/11/15	1,027,050,000	82,000	82,124	124	—
ILS	JPM	01/20/15	292,203	74,163	74,913	750	—
INR	JPM	01/22/15	27,366,430	427,000	431,716	4,716	—
INR	JPM	01/27/15	1,662,660	27,000	26,197	—	803
INR	SCB	01/12/15	2,216,880	36,000	35,059	—	941
KRW	CIT	02/13/15	525,162,690	477,000	479,207	2,207	—
KWD	CIT	08/18/15	16,504	57,000	56,232	—	768
MXN	JPM	01/15/15	383,288	26,000	25,963	—	37
PEN	SCB	01/09/15	139,021	47,000	46,612	—	388
PHP	BRC	01/16/15	3,102,240	69,000	69,308	308	—
PLN	JPM	01/08/15	126,955	36,000	35,853	—	147
RUB	JPM	01/23/15	9,376,000	160,000	155,622	—	4,378
RUB	JPM	01/23/15	18,214,725	326,546	302,326	—	24,220
SGD	HSB	02/11/15	81,530	61,898	61,493	—	405
THB	SCB	01/22/15	9,113,240	274,000	276,765	2,765	—
TRY	JPM	01/22/15	492,450	210,000	209,940	—	60
TRY	JPM	02/11/15	128,974	56,000	54,733	—	1,267
TRY	JPM	02/11/15	367,832	156,000	156,100	100	—
TWD	JPM	01/16/15	5,574,545	178,186	176,358	—	1,828
ZAR	CIT	01/20/15	222,268	19,000	19,168	168	—
Total Forward Currency Purchase Contracts				$4,216,575	$4,175,844	$12,970	$53,701

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Lazard Emerging Markets Income Portfolio (concluded)

Forward Currency Contracts open at December 31, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts
BRL	BRC	01/05/15	140,424	$53,000	$52,827	$173	$—
BRL	CIT	01/05/15	140,424	52,867	52,827	40	—
BRL	CIT	03/02/15	32,442	12,000	12,021	—	21
CNH	HSB	02/17/15	374,970	60,000	60,073	—	73
EUR	CIT	02/27/15	46,000	56,311	55,690	621	—
EUR	JPM	01/08/15	133,000	164,610	160,942	3,668	—
EUR	JPM	01/22/15	40,000	49,149	48,411	738	—
HUF	JPM	01/22/15	19,993,424	78,023	76,392	1,631	—
ILS	CIT	05/04/15	266,075	75,482	68,267	7,215	—
INR	JPM	01/22/15	1,713,852	27,000	27,037	—	37
JPY	CIT	03/11/15	3,221,970	27,000	26,914	86	—
KWD	CIT	08/18/15	16,504	56,348	56,232	116	—
MXN	JPM	01/15/15	930,880	64,000	63,056	944	—
MYR	SCB	02/13/15	59,072	16,881	16,812	69	—
PEN	CIT	01/09/15	139,021	46,558	46,612	—	54
PLN	JPM	01/08/15	117,815	35,000	33,271	1,729	—
RON	JPM	06/10/15	178,132	49,000	47,871	1,129	—
SGD	HSB	02/11/15	30,468	23,000	22,980	20	—
THB	BRC	01/22/15	956,855	29,000	29,059	—	59
TRY	JPM	02/11/15	496,806	221,571	210,834	10,737	—
TWD	JPM	01/16/15	759,624	24,000	24,032	—	32
ZAR	BRC	01/20/15	476,784	41,243	41,118	125	—
Total Forward Currency Sale Contracts				$1,262,043	$1,233,278	29,041	276
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$42,011	$53,977

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio

Corporate Bonds | 28.5%

Argentina | 0.4%
YPF Sociedad Anonima, 8.750%, 04/04/24	USD	525	$527,625

Brazil | 2.9%
Banco do Brasil SA:
9.000%, 06/18/24 (g)	USD	200	186,500
9.000%, 06/18/24 (c), (g)	USD	1,550	1,445,375
Gol LuxCo SA, 8.875%, 01/24/22 (c)	USD	1,325	1,265,189
Klabin Finance SA, 5.250%, 07/16/24	USD	450	436,500
Odebrecht Offshore Drilling Finance, Ltd., 6.625%, 10/01/23	USD	890	805,649
			4,139,213
Bulgaria | 0.4%
ContourGlobal Power Holdings SA:
7.125%, 06/01/19	USD	200	201,000
7.125%, 06/01/19 (c)	USD	300	301,500
			502,500
Chile | 2.4%
Colbun SA, 4.500%, 07/10/24	USD	450	452,250
E.CL SA, 4.500%, 01/29/25 (c)	USD	500	503,150
Empresa Electrica Angamos SA, 4.875%, 05/25/29 (c)	USD	525	518,437
ENTEL Chile SA, 4.875%, 10/30/24	USD	625	637,500
GNL Quintero SA, 4.634%, 07/31/29	USD	850	863,855
SACI Falabella, 4.375%, 01/27/25 (c)	USD	450	442,125
			3,417,317
China | 3.2%
Bank of China, Ltd., 5.000%, 11/13/24 (c)	USD	500	516,100
BCP Singapore VI Cayman Financing Co., Ltd., 8.000%, 04/15/21	USD	825	836,344
Description	Security Currency	Principal Amount (000)	Value

Country Garden Holdings Co., Ltd., 7.250%, 04/04/21	USD	875	$837,812
Green Dragon Gas, Ltd., 10.000%, 11/20/17	USD	400	392,000
Honghua Group, Ltd., 7.450%, 09/25/19 (c)	USD	750	446,250
Maoye International Holdings, Ltd., 7.750%, 05/19/17 (c)	USD	825	812,625
MIE Holdings Corp., 7.500%, 04/25/19	USD	875	676,804
			4,517,935
Colombia | 1.2%
Bancolombia SA, 5.125%, 09/11/22	USD	650	645,938
Grupo Aval, Ltd., 4.750%, 09/26/22	USD	450	437,625
Millicom International Cellular SA, 4.750%, 05/22/20	USD	200	190,000
Oleoducto Central SA, 4.000%, 05/07/21	USD	450	430,875
			1,704,438
Georgia | 0.3%
Bank of Georgia JSC, 7.750%, 07/05/17	USD	475	488,063

Guatemala | 1.1%
Comcel Trust, 6.875%, 02/06/24	USD	700	735,000
Industrial Senior Trust, 5.500%, 11/01/22	USD	775	769,664
			1,504,664
India | 0.5%
Greenko Dutch BV, 8.000%, 08/01/19 (c)	USD	850	754,630

Indonesia | 1.0%
Ottawa Holdings Pte, Ltd., 5.875%, 05/16/18	USD	600	481,500
PT Berau Coal Energy Tbk, 7.250%, 03/13/17	USD	300	146,250
PT Perusahaan Gas Negara Persero Tbk, 5.125%, 05/16/24	USD	800	816,000
			1,443,750

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Iraq | 0.9%
Genel Energy Finance, Ltd., 7.500%, 05/14/19	USD	600	$510,000
Gulf Keystone Petroleum, Ltd., 13.000%, 04/18/17	USD	1,000	700,000
			1,210,000
Kazakhstan | 1.1%
Halyk Savings Bank of Kazakhstan JSC, 7.250%, 01/28/21	USD	950	940,500
Nostrum Oil & Gas Finance BV, 6.375%, 02/14/19	USD	650	562,250
			1,502,750
Kuwait | 0.4%
Kuwait Energy PLC, 9.500%, 08/04/19	USD	575	537,625

Malta | 0.6%
Atlantica Tender Drilling, Ltd., 8.000%, 09/23/19	USD	900	814,500

Mexico | 4.4%
Alfa SAB de CV, 5.250%, 03/25/24	USD	825	858,000
America Movil SAB de CV, 6.000%, 06/09/19	MXN	6,610	450,385
Credito Real SAB de CV, 7.500%, 03/13/19	USD	825	841,500
Empresas ICA SAB de CV:
8.875%, 05/29/24	USD	375	337,359
8.875%, 05/29/24 (c)	USD	775	697,209
Mexichem SAB de CV, 4.875%, 09/19/22	USD	450	463,500
Mexico Generadora de Energia S de rl, 5.500%, 12/06/32	USD	850	833,000
Oro Negro Drilling Pte, Ltd., 7.500%, 01/24/19 (c)	USD	575	465,750
Sixsigma Networks Mexico SA de CV, 8.250%, 11/07/21 (c)	USD	450	459,000
Unifin Financiera SAPI de CV SOFOM ENR, 6.250%, 07/22/19 (c)	USD	850	777,750
			6,183,453
Description	Security Currency	Principal Amount (000)	Value

Nigeria | 1.6%
Diamond Bank PLC, 8.750%, 05/21/19 (c)	USD	450	$398,250
FBN Finance Co. BV:
8.250%, 08/07/20	USD	900	839,925
8.000%, 07/23/21	USD	200	177,250
8.000%, 07/23/21 (c)	USD	200	177,250
Seven Energy, Ltd., 10.250%, 10/11/21 (c)	USD	675	604,125
			2,196,800
Panama | 0.3%
Global Bank Corp., 5.125%, 10/30/19 (c)	USD	450	455,724

Paraguay | 0.4%
Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	USD	475	498,750

Peru | 0.7%
Banco de Credito del Peru, 6.125%, 04/24/27	USD	500	530,000
Cementos Pacasmayo SAA, 4.500%, 02/08/23	USD	550	514,250
			1,044,250
Russia | 1.6%
Alliance Oil Co., Ltd., 7.000%, 05/04/20	USD	625	281,250
ALROSA Finance SA, 7.750%, 11/03/20	USD	875	822,500
EDC Finance, Ltd., 4.875%, 04/17/20	USD	250	163,750
Gazprom OAO Via Gaz Capital SA, 4.300%, 11/12/15 (c)	USD	1,025	1,004,500
			2,272,000
Singapore | 1.4%
Opus Offshore Ventures Pte, Ltd., 9.000%, 07/18/15	USD	1,000	1,012,500
Pacnet, Ltd., 9.000%, 12/12/18	USD	925	1,045,250
			2,057,750
Thailand | 0.6%
PTT Exploration & Production Public Co. Ltd., 4.875%, 12/29/49	USD	850	845,750

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Turkey | 0.1%
Akbank TAS, 5.000%, 10/24/22	USD	150	$151,875

Uruguay | 0.4%
Navios South American Logistics, Inc., 7.250%, 05/01/22	USD	525	530,250

Vietnam | 0.6%
Vingroup JSC, 11.625%, 05/07/18	USD	750	783,038

Total Corporate Bonds (Identified cost $43,187,265)			40,084,650

Foreign Government Obligations | 50.9%

Angola | 2.4%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	3,325	3,308,375

Bahrain | 2.4%
Kingdom of Bahrain, 6.000%, 09/19/44 (c)	USD	3,450	3,312,000

Belarus | 1.0%
Republic of Belarus, 8.950%, 01/26/18	USD	1,525	1,410,625

Bolivia | 2.3%
Bolivia Government Bonds:
4.875%, 10/29/22	USD	1,405	1,426,075
5.950%, 08/22/23	USD	1,725	1,815,562
			3,241,637
Brazil | 1.7%
Brazil NTN-B, 6.000%, 08/15/50	BRL	2,610	2,405,598

Chile | 0.3%
Republic of Chile, 2.250%, 10/30/22	USD	425	409,488
Description	Security Currency	Principal Amount (000)	Value

Colombia | 2.2%
Republic of Colombia:
4.000%, 02/26/24	USD	875	$896,875
6.125%, 01/18/41	USD	300	360,000
5.625%, 02/26/44	USD	1,600	1,808,000
			3,064,875
Congo | 1.8%
Republic of Congo, 3.500%, 06/30/29 (e)	USD	2,766	2,517,251

Costa Rica | 1.0%
Costa Rica Government, 5.625%, 04/30/43	USD	975	806,812
Republic of Costa Rica, 7.000%, 04/04/44	USD	650	641,469
			1,448,281
Croatia | 0.7%
Croatia:
6.250%, 04/27/17	USD	250	266,250
6.750%, 11/05/19	USD	150	165,938
6.625%, 07/14/20	USD	100	110,625
5.500%, 04/04/23	USD	250	261,875
6.000%, 01/26/24	USD	200	216,500
			1,021,188
Dominican Republic | 0.7%
Dominican Republic, 7.450%, 04/30/44	USD	850	935,000

Ecuador | 1.7%
Republic of Ecuador:
7.950%, 06/20/24	USD	200	172,000
7.950%, 06/20/24 (c)	USD	2,500	2,150,000
			2,322,000
El Salvador | 0.6%
Republic of El Salvador:
6.375%, 01/18/27 (c)	USD	475	483,312
7.650%, 06/15/35	USD	375	402,891
			886,203
Georgia | 0.6%
Republic of Georgia, 6.875%, 04/12/21	USD	800	848,000

Honduras | 1.2%
Honduras Government Bond, 7.500%, 03/15/24	USD	1,625	1,702,188

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Hungary | 1.2%
Hungary:
6.250%, 01/29/20	USD	350	$394,329
5.375%, 03/25/24	USD	1,250	1,358,863
			1,753,192
Indonesia | 1.3%
Indonesia Government Bond, 7.875%, 04/15/19	IDR	5,000	409
Republic of Indonesia:
4.875%, 05/05/21	USD	675	713,812
3.750%, 04/25/22	USD	400	394,000
5.250%, 01/17/42	USD	650	656,175
			1,764,396
Iraq | 2.4%
Republic of Iraq, 5.800%, 01/15/28	USD	3,925	3,355,875

Ivory Coast | 1.7%
Ivory Coast, 5.750%, 12/31/32	USD	2,511	2,423,115

Kazakhstan | 0.6%
Republic of Kazakhstan:
3.875%, 10/14/24 (c)	USD	425	397,386
4.875%, 10/14/44 (c)	USD	425	388,875
			786,261
Kenya | 0.1%
Kenya Infrastructure Bond, 6.000%, 08/19/19	KES	17,850	166,611

Lithuania | 0.6%
Republic of Lithuania, 7.375%, 02/11/20	USD	700	845,051

Mexico | 0.3%
Mexican Bonos, 7.750%, 11/13/42	MXN	4,960	388,514

Morocco | 0.6%
Kingdom of Morocco:
4.250%, 12/11/22	USD	475	485,688
5.500%, 12/11/42	USD	375	390,000
			875,688
Description	Security Currency	Principal Amount (000)	Value

Mozambique | 2.1%
Republic of Mozambique, 6.305%, 09/11/20	USD	3,050	$2,989,000

Pakistan | 2.2%
Islamic Republic of Pakistan, 8.250%, 04/15/24	USD	3,000	3,108,750

Panama | 2.5%
Republic of Panama:
4.000%, 09/22/24	USD	1,125	1,160,156
6.700%, 01/26/36	USD	1,770	2,296,575
			3,456,731
Paraguay | 2.5%
Republic of Paraguay:
6.100%, 08/11/44	USD	750	804,375
6.100%, 08/11/44 (c)	USD	2,575	2,761,687
			3,566,062
Peru | 0.6%
Republic of Peru, 8.750%, 11/21/33	USD	575	897,000

Poland | 0.1%
Republic of Poland, 3.000%, 03/17/23	USD	125	124,666

Portugal | 3.6%
Republic of Portugal:
5.125%, 10/15/24	USD	1,225	1,288,109
5.125%, 10/15/24 (c)	USD	3,525	3,706,601
			4,994,710
Romania | 0.8%
Romania Government Bonds:
5.950%, 06/11/21	RON	950	297,590
6.750%, 02/07/22	USD	700	842,625
			1,140,215

Rwanda | 1.1%
Republic of Rwanda, 6.625%, 05/02/23	USD	1,525	1,578,375

Senegal | 0.5%
Republic of Senegal, 8.750%, 05/13/21	USD	675	754,313

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Slovenia | 1.4%
Republic of Slovenia, 5.250%, 02/18/24	USD	1,850	$2,039,344

South Africa | 0.8%
Republic of South Africa:
5.500%, 03/09/20	USD	175	191,844
5.875%, 05/30/22	USD	225	253,688
8.250%, 03/31/32	ZAR	3,260	274,965
5.375%, 07/24/44	USD	400	424,500
			1,144,997
Sri Lanka | 0.6%
Republic of Sri Lanka:
6.000%, 01/14/19	USD	325	338,967
6.250%, 10/04/20	USD	125	130,781
6.250%, 07/27/21	USD	325	340,844
			810,592
Turkey | 2.5%
Hazine Mustesarligi Varlik Kiralama AS, 4.489%, 11/25/24 (c)	USD	1,070	1,086,050
Republic of Turkey:
5.750%, 03/22/24	USD	950	1,065,187
6.750%, 05/30/40	USD	1,050	1,304,625
			3,455,862
Venezuela | 0.2%
Republic of Venezuela, 9.000%, 05/07/23	USD	600	276,000

Total Foreign Government Obligations (Identified cost $72,850,301)			71,528,029

Quasi Government Bonds | 4.9%

Malaysia | 1.2%
1MDB Global Investments, Ltd., 4.400%, 03/09/23	USD	1,700	1,683,314
Description	Security Currency	Principal Amount (000)	Value

Mexico | 1.8%
Petroleos Mexicanos,
6.625%, 06/15/35	USD	625	$723,438
5.500%, 06/27/44 (c)	USD	1,770	1,812,038
			2,535,476
Venezuela | 1.9%
Petroleos de Venezuela SA:
5.250%, 04/12/17	USD	15	6,975
8.500%, 11/02/17	USD	350	201,687
6.000%, 05/16/24	USD	2,900	1,105,625
6.000%, 11/15/26	USD	2,825	1,041,719
5.500%, 04/12/37	USD	975	344,906
			2,700,912

Total Quasi Government Bonds (Identified cost $8,131,829)			6,919,702

Description		Shares	Value

Warrant | 0.0%

Iraq | 0.0%
Gulf Keystone Petroleum, Ltd. Expires 04/18/17 (Identified cost $0)		96,000	$0

Short-Term Investment | 13.6%
State Street Institutional Treasury Money Market Fund (Identified cost $19,069,028)		19,069,028	19,069,028

Total Investments | 97.9% (Identified cost $143,238,423) (d), (f)			$137,601,409

Cash and Other Assets in Excess of Liabilities | 2.1%			3,021,828

Net Assets | 100.0%			$140,623,237

The accompanying notes are an integral part of these financial statements.

Annual Report  57

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contract
AUD	SCB	01/20/15	1,563,683	$1,280,000	$1,275,197	$—	$4,803
BRL	BOA	01/05/15	224,371	84,471	84,407	—	64
BRL	BOA	01/05/15	779,418	293,433	293,212	—	221
BRL	BOA	01/05/15	1,003,789	374,828	377,620	2,792	—
BRL	BOA	02/03/15	224,371	83,005	83,750	745	—
BRL	BRC	01/05/15	517,513	194,832	194,685	—	147
BRL	BRC	01/05/15	636,382	239,583	239,403	—	180
BRL	BRC	01/05/15	903,170	340,023	339,767	—	256
BRL	BRC	01/05/15	918,155	345,665	345,405	—	260
BRL	BRC	01/05/15	2,208,345	865,000	830,767	—	34,233
BRL	BRC	01/05/15	2,221,110	870,000	835,569	—	34,431
BRL	BRC	01/05/15	2,946,834	1,101,209	1,108,583	7,374	—
BRL	BRC	01/05/15	4,401,069	1,656,904	1,655,657	—	1,247
BRL	SCB	01/05/15	736,859	277,411	277,202	—	209
BRL	SCB	01/05/15	886,868	333,886	333,635	—	251
BRL	SCB	01/05/15	2,207,480	865,000	830,442	—	34,558
BRL	SCB	01/05/15	2,214,585	870,000	833,115	—	36,885
BRL	SCB	01/05/15	2,798,338	1,053,512	1,052,719	—	793
BRL	SCB	02/03/15	2,798,338	1,035,042	1,044,522	9,480	—
CNH	CIT	01/20/15	4,408,830	707,939	708,272	333	—
CNH	JPM	01/20/15	7,118,570	1,144,409	1,143,588	—	821
CNH	SCB	01/20/15	4,408,874	708,822	708,279	—	543
CNH	UBS	01/20/15	1,439,248	231,558	231,213	—	345
EUR	BOA	01/20/15	799,160	993,543	967,178	—	26,365
EUR	BRC	01/12/15	602,569	751,970	729,193	—	22,777
EUR	BRC	01/12/15	616,872	769,275	746,502	—	22,773
EUR	BRC	01/12/15	775,523	966,409	938,491	—	27,918
EUR	SCB	01/12/15	746,401	930,725	903,250	—	27,475
EUR	SCB	01/12/15	759,926	948,030	919,617	—	28,413
EUR	SCB	01/12/15	911,902	1,110,000	1,103,530	—	6,470
EUR	SCB	01/12/15	933,400	1,162,788	1,129,545	—	33,243
EUR	SCB	01/20/15	592,369	736,457	716,911	—	19,546
EUR	SCB	01/20/15	624,101	776,282	755,315	—	20,967
EUR	UBS	01/12/15	423,921	528,943	513,004	—	15,939
HUF	HSB	01/12/15	77,604,000	300,000	296,609	—	3,391
IDR	JPM	01/20/15	15,733,202,574	1,264,016	1,267,002	2,986	—
IDR	SCB	01/12/15	24,099,325,177	1,946,634	1,943,456	—	3,178
IDR	SCB	01/20/15	10,565,700,000	820,000	850,861	30,861	—
IDR	SCB	01/20/15	10,578,000,000	820,000	851,851	31,851	—
IDR	SCB	01/20/15	15,733,202,574	1,263,204	1,267,002	3,798	—
INR	BRC	01/12/15	69,185,884	1,108,837	1,094,433	—	14,404
INR	HSB	01/12/15	91,279,010	1,462,805	1,443,918	—	18,887
INR	JPM	01/12/15	53,807,256	861,950	851,162	—	10,788
INR	JPM	01/20/15	203,909,500	3,271,975	3,220,133	—	51,842
INR	SCB	01/12/15	74,149,507	1,188,484	1,172,951	—	15,533

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contract (concluded)
INR	SCB	01/20/15	64,385,150	$1,034,134	$1,016,769	$—	$17,365
INR	UBS	01/12/15	99,752,510	1,598,854	1,577,958	—	20,896
JPY	BRC	01/20/15	102,575,450	849,999	856,466	6,467	—
JPY	SCB	01/20/15	102,581,400	850,000	856,516	6,516	—
MXN	BOA	01/12/15	5,804,273	411,586	393,243	—	18,343
MXN	BRC	01/12/15	7,921,680	549,556	536,699	—	12,857
MXN	BRC	01/12/15	11,935,797	820,000	808,657	—	11,343
MXN	SCB	01/12/15	5,804,272	411,467	393,243	—	18,224
MXN	SCB	01/12/15	8,085,250	560,444	547,780	—	12,664
MXN	SCB	01/20/15	6,363,355	430,000	430,912	912	—
MYR	JPM	01/12/15	3,561,626	1,028,926	1,018,054	—	10,872
MYR	JPM	01/20/15	3,377,318	959,874	964,752	4,878	—
MYR	SCB	01/12/15	1,955,679	565,552	559,011	—	6,541
MYR	SCB	01/12/15	3,092,239	895,522	883,884	—	11,638
MYR	SCB	01/20/15	2,497,867	710,126	713,532	3,406	—
MYR	SCB	01/22/15	1,354,565	389,820	386,878	—	2,942
MYR	UBS	01/22/15	1,495,199	430,180	427,044	—	3,136
PEN	BRC	01/12/15	1,085,101	368,018	363,542	—	4,476
PEN	HSB	01/12/15	1,449,625	491,982	485,668	—	6,314
SGD	BRC	01/12/15	1,717,443	1,300,000	1,296,283	—	3,717
SGD	BRC	01/20/15	2,622	1,996	1,979	—	17
SGD	BRC	01/20/15	781,607	595,000	589,811	—	5,189
SGD	SCB	01/20/15	781,533	595,000	589,755	—	5,245
SGD	SCB	01/20/15	944,352	720,000	712,620	—	7,380
SGD	SCB	01/20/15	1,238,478	940,000	934,572	—	5,428
THB	BRC	01/12/15	24,148,786	734,676	733,774	—	902
THB	BRC	01/20/15	31,004,600	935,000	941,694	6,694	—
THB	SCB	01/12/15	33,391,384	1,015,306	1,014,615	—	691
THB	SCB	01/20/15	1,649,250	50,000	50,092	92	—
THB	SCB	01/20/15	30,976,550	935,000	940,842	5,842	—
TRY	CIT	01/20/15	1,614,484	709,243	688,611	—	20,632
TRY	SCB	01/12/15	932,000	400,000	398,272	—	1,728
TRY	SCB	01/12/15	1,918,218	816,958	819,713	2,755	—
TRY	SCB	01/20/15	115,995	49,269	49,474	205	—
TRY	SCB	01/20/15	1,614,484	708,169	688,610	—	19,559
TRY	UBS	01/20/15	1,614,484	708,045	688,610	—	19,435
TWD	SCB	01/20/15	626,600	20,000	19,829	—	171
TWD	SCB	01/20/15	23,947,000	770,000	757,812	—	12,188
TWD	SCB	01/20/15	26,573,931	850,638	840,942	—	9,696
TWD	UBS	01/20/15	26,573,931	849,740	840,942	—	8,798
ZAR	BRC	01/12/15	4,294,269	367,459	370,813	3,354	—
ZAR	SCB	01/12/15	4,632,200	400,000	399,993	—	7
ZAR	SCB	01/12/15	5,267,129	452,541	454,820	2,279	—
Total Forward Currency Purchase Contracts				$67,218,939	$66,554,009	$133,620	$798,550

The accompanying notes are an integral part of these financial statements.

Annual Report  59

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts
AUD	SCB	01/20/15	12,052	$9,884	$9,829	$55	$—
AUD	SCB	01/20/15	512,377	430,000	417,848	12,152	—
AUD	SCB	01/20/15	517,530	430,000	422,050	7,950	—
AUD	SCB	01/20/15	521,724	430,000	425,471	4,529	—
BRL	BOA	01/05/15	224,371	83,720	84,407	—	687
BRL	BOA	01/05/15	779,418	296,256	293,213	3,043	—
BRL	BOA	01/05/15	1,003,789	377,904	377,620	284	—
BRL	BRC	01/05/15	517,513	196,661	194,686	1,975	—
BRL	BRC	01/05/15	636,382	244,809	239,403	5,406	—
BRL	BRC	01/05/15	903,170	338,266	339,768	—	1,502
BRL	BRC	01/05/15	918,155	360,372	345,405	14,967	—
BRL	BRC	01/05/15	2,208,345	831,393	830,767	626	—
BRL	BRC	01/05/15	2,221,110	836,198	835,569	629	—
BRL	BRC	01/05/15	2,946,834	1,109,418	1,108,583	835	—
BRL	BRC	01/05/15	4,401,069	1,717,826	1,655,658	62,168	—
BRL	BRC	02/03/15	992,710	370,000	370,544	—	544
BRL	BRC	02/03/15	2,946,834	1,092,148	1,099,950	—	7,802
BRL	SCB	01/05/15	736,859	283,625	277,202	6,423	—
BRL	SCB	01/05/15	886,868	337,084	333,635	3,449	—
BRL	SCB	01/05/15	2,207,480	831,067	830,442	625	—
BRL	SCB	01/05/15	2,214,585	833,742	833,115	627	—
BRL	SCB	01/05/15	2,798,338	1,043,961	1,052,719	—	8,758
CNH	BRC	01/20/15	4,044,885	650,000	649,805	195	—
CNH	JPM	01/20/15	3,177,043	510,438	510,387	51	—
CNH	SCB	01/20/15	1,443,203	231,739	231,848	—	109
CNH	SCB	01/20/15	1,803,172	289,708	289,677	31	—
CNH	SCB	01/20/15	4,044,950	650,000	649,815	185	—
CNH	UBS	01/20/15	2,862,269	459,854	459,819	35	—
EUR	SCB	01/12/15	5,180,490	6,432,822	6,269,121	163,701	—
EUR	SCB	01/20/15	2,015,630	2,469,651	2,439,404	30,247	—
EUR	UBS	01/12/15	5,180,491	6,440,635	6,269,122	171,513	—
HUF	BRC	01/12/15	219,670,425	880,814	839,598	41,216	—
HUF	SCB	01/12/15	219,670,425	880,920	839,598	41,322	—
IDR	BOA	01/20/15	12,554,992,196	959,128	1,011,059	—	51,931
IDR	BRC	01/12/15	7,594,500,000	610,000	612,448	—	2,448
IDR	HSB	01/20/15	4,801,275,395	365,811	386,648	—	20,837
IDR	JPM	01/12/15	9,040,519,095	725,272	729,060	—	3,788
IDR	JPM	01/20/15	4,801,275,395	366,790	386,649	—	19,859
IDR	SCB	01/12/15	3,486,000,000	280,000	281,124	—	1,124
IDR	SCB	01/12/15	7,784,107,267	624,728	627,739	—	3,011
IDR	SCB	01/20/15	9,308,862,162	710,871	749,646	—	38,775
INR	BRC	01/12/15	31,478,066	501,084	497,943	3,141	—
INR	BRC	01/20/15	54,374,500	850,000	858,681	—	8,681
INR	BRC	01/20/15	70,801,808	1,111,000	1,118,100	—	7,100
INR	SCB	01/12/15	45,619,200	720,000	721,638	—	1,638

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
INR	SCB	01/12/15	45,761,008	$728,099	$723,881	$4,218	$—
INR	SCB	01/20/15	89,795,570	1,409,000	1,418,049	—	9,049
INR	UBS	01/12/15	44,660,678	710,818	706,475	4,343	—
INR	UBS	01/20/15	53,322,772	834,211	842,072	—	7,861
JPY	BRC	01/20/15	103,026,379	853,299	860,232	—	6,933
JPY	SCB	01/20/15	1,616,331	13,394	13,496	—	102
JPY	SCB	01/20/15	100,514,140	830,627	839,256	—	8,629
MXN	BRC	01/12/15	5,744,332	386,251	389,181	—	2,930
MXN	SCB	01/12/15	7,195,518	483,749	487,501	—	3,752
MXN	SCB	01/12/15	7,519,950	510,000	509,481	519	—
MXN	SCB	01/20/15	213,036	14,455	14,426	29	—
MXN	SCB	01/20/15	6,150,319	427,061	416,486	10,575	—
MYR	BRC	01/12/15	2,740,140	780,000	783,241	—	3,241
MYR	JPM	01/20/15	2,936,568	836,724	838,849	—	2,125
MYR	SCB	01/12/15	8,753,720	2,526,764	2,502,161	24,603	—
MYR	SCB	01/20/15	2,050	582	585	—	3
MYR	SCB	01/20/15	2,936,568	836,629	838,849	—	2,220
PEN	BRC	01/12/15	1,277,388	431,988	427,964	4,024	—
PEN	CIT	01/12/15	1,277,388	433,822	427,964	5,858	—
RON	BRC	02/10/15	267,238	74,700	72,107	2,593	—
RON	JPM	02/10/15	267,238	74,700	72,107	2,593	—
RON	SCB	02/10/15	267,238	74,725	72,107	2,618	—
RON	UBS	02/10/15	267,238	74,754	72,107	2,647	—
SGD	BRC	01/12/15	2,261,720	1,723,872	1,707,089	16,783	—
SGD	CIT	01/20/15	1,794,017	1,355,561	1,353,789	1,772	—
SGD	HSB	01/20/15	861,129	650,547	649,819	728	—
SGD	JPM	01/12/15	2,261,721	1,723,807	1,707,090	16,717	—
SGD	SCB	01/12/15	2,261,721	1,723,741	1,707,090	16,651	—
SGD	SCB	01/20/15	1,093,446	826,703	825,129	1,574	—
SGD	UBS	01/12/15	2,261,721	1,724,661	1,707,090	17,571	—
THB	BRC	01/12/15	57,540,170	1,746,324	1,748,388	—	2,064
THB	JPM	01/20/15	36,554,617	1,100,943	1,110,263	—	9,320
THB	SCB	01/20/15	26,840,677	808,455	815,225	—	6,770
THB	UBS	01/20/15	235,105	7,091	7,141	—	50
TRY	BRC	01/20/15	2,004,385	850,000	854,911	—	4,911
TRY	SCB	01/12/15	443,935	190,000	189,707	293	—
TRY	SCB	01/20/15	951,528	410,000	405,846	4,154	—
TRY	SCB	01/20/15	2,003,535	850,000	854,548	—	4,548
TWD	CIT	01/20/15	38,860,731	1,244,858	1,229,762	15,096	—
TWD	SCB	01/20/15	38,860,731	1,244,619	1,229,763	14,856	—
ZAR	BRC	01/12/15	1,741,883	150,000	150,413	—	413
ZAR	UBS	01/12/15	3,594,951	319,989	310,426	9,563	—
Total Forward Currency Sale Contracts				$72,203,122	$71,698,879	757,758	253,515
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$891,378	$1,052,065

The accompanying notes are an integral part of these financial statements.

Annual Report  61

Lazard Explorer Total Return Portfolio (concluded)

Credit Default Swap Agreements open at December 31, 2014:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation

CDX EM 22	BRC	3,700,000	12/20/19	(1.000)%	$386,219	$506,900	$120,681
CDX EM 22	BRC	3,700,000	12/20/19	(1.000)	386,219	512,450	126,231
Republic of Brazil	BRC	1,350,000	12/20/19	1.000	(58,575)	(44,468)	14,107
Republic of Brazil	BRC	2,650,000	12/20/19	1.000	(114,982)	(87,290)	27,692
Republic of Brazil	BRC	2,050,000	12/20/19	1.000	(88,948)	(64,681)	24,267
Republic of Brazil	JPM	3,650,000	12/20/19	1.000	(158,371)	(120,228)	38,143
Republic of Brazil	JPM	1,725,000	12/20/19	1.000	(74,847)	(53,632)	21,215
Republic of Brazil	BRC	1,350,000	12/20/19	1.000	(58,576)	(44,469)	14,107
Republic of Brazil	BRC	5,550,000	12/20/19	(1.000)	579,328	860,250	280,922
Total Credit Default Swap Agreements					$797,467	$1,464,832	$667,365

The accompanying notes are an integral part of these financial statements.

62  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2014

(a)	Non-income producing security.
(b)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy – see Note 9.
(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers”, and are considered to be liquid at December 31, 2014. The percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	1.1%
Emerging Markets Core Equity	0.3
Emerging Markets Equity Blend	0.5
Emerging Markets Multi Asset	6.4
Emerging Markets Debt	9.6
Emerging Markets Income	0.9
Explorer Total Return	20.0

(d)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized depreciation were as follows:

		Aggregate Gross	Aggregate Gross
	Aggregate	Unrealized	Unrealized	Net Unrealized
Portfolio	Cost	Appreciation	Depreciation	Depreciation

Emerging Markets Equity	$13,969,334,373	$2,169,876,012	$2,472,641,924	$(302,765,912)
Emerging Markets Core Equity	45,541,066	2,818,545	4,272,368	(1,453,823)
Developing Markets Equity	499,949,136	45,874,638	109,155,349	(63,280,711)
Emerging Markets Equity Blend	638,230,985	56,956,053	114,761,952	(57,805,899)
Emerging Markets Multi Asset	213,083,373	8,010,012	23,380,474	(15,370,462)
Emerging Markets Debt	349,944,723	1,650,821	22,343,452	(20,692,631)
Emerging Markets Income	5,731,998	204	115,288	(115,084)
Explorer Total Return	143,282,124	925,864	6,606,579	(5,680,715)

(e)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2014 which may step up at a future date.
(f)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.
(g)	Date shown is the next perpetual call date.

The accompanying notes are an integral part of these financial statements.

Annual Report  63

Security Abbreviations:
ADR	— American Depositary Receipt	NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
ADS	— American Depositary Shares	NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
GDR	— Global Depositary Receipt	REIT	— Real Estate Investment Trust
OJSC	— Open Joint Stock Company	SDR	— Swedish Depositary Receipt
PJSC	— Public Joint Stock Company

Currency Abbreviations:
AMD	— Armenian Dram	MXN	— Mexican New Peso
AUD	— Australian Dollar	MYR	— Malaysian Ringgit
BRL	— Brazilian Real	NGN	— Nigerian Naira
CLP	— Chilean Peso	PEN	— Peruvian Nuevo Sol
CNH	— Yuan Renminbi	PHP	— Philippine Peso
CNY	— Chinese Renminbi	PLN	— Polish Zloty
COP	— Colombian Peso	RON	— New Romanian Leu
CZK	— Czech Koruna	RSD	— Serbian Dinar
EUR	— Euro	RUB	— Russian Ruble
HUF	— Hungarian Forint	SGD	— Singapore Dollar
IDR	— Indonesian Rupiah	THB	— Thai Baht
ILS	— Israeli Shekel	TRY	— New Turkish Lira
INR	— Indian Rupee	TWD	— Taiwan Dollar
JPY	— Japanese Yen	UGX	— Ugandan Shilling
KES	— Kenya Shilling	USD	— United States Dollar
KRW	— South Korean Won	UYU	— Uruguayan Peso
KWD	— Kuwaiti Dinar	ZAR	— South African Rand
KZT	— Kazakhstan Tenge	ZMW	— Zambian Kwacha

Counterparty Abbreviations:
BNP	— BNP Paribas SA	HSB	— HSBC Bank USA NA
BOA	— Bank of America NA	JPM	— JPMorgan Chase Bank NA
BRC	— Barclays Bank PLC	SCB	— Standard Chartered Bank
CIT	— Citibank NA	UBS	— UBS AG

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

		Lazard		Lazard
	Lazard	Emerging	Lazard	Emerging	Lazard	Lazard
	Emerging	Markets	Developing	Markets	Emerging	Emerging
	Markets	Core	Markets	Equity	Markets	Markets
	Equity	Equity	Equity	Blend	Multi Asset	Debt
Industry*	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Agriculture	—%	0.5%	—%	0.6%	0.3%	—%
Alcohol & Tobacco	4.1	—	—	2.2	1.2	—
Apparel & Textiles	—	1.4	—	0.4	0.2	—
Auto Components	—	—	1.4	—	—	—
Automotive	1.9	2.5	3.9	2.6	1.5	—
Banking	21.8	20.4	20.8	20.0	12.4	1.8
Cable Television	—	1.3	—	—	—	—
Chemicals	1.0	—	—	—	0.3	—
Commercial Services	3.2	3.3	2.0	2.4	1.3	—
Computer Software	4.6	3.6	4.0	6.1	3.6	0.2
Construction & Engineering	—	—	2.4	1.2	0.8	0.3
Construction Materials	—	2.0	3.5	1.6	0.9	—
Consumer Products	0.2	2.5	2.6	1.6	0.9	—
Diamonds & Precious Stones	—	—	—	—	0.2	—
Diversified	1.4	0.8	—	1.6	0.8	0.1
Electric	0.7	0.8	—	—	0.5	1.1
Energy Exploration & Production	4.4	1.0	0.7	2.0	2.1	1.0
Energy Integrated	3.9	1.0	5.0	5.5	3.8	1.2
Energy Services	0.5	0.5	1.4	0.5	1.5	0.4
Financial Services	3.1	2.0	3.2	3.3	2.6	0.7
Food & Beverages	1.5	1.1	—	0.6	0.3	0.3
Forest & Paper Products	—	2.1	—	1.2	0.8	0.4
Gas Utilities	—	0.8	—	—	0.3	0.5
Household & Personal Products	2.5	—	—	0.9	0.5	—
Housing	1.5	2.5	—	0.1	0.1	—
Insurance	3.6	3.2	2.5	2.4	1.2	—
Leisure & Entertainment	1.1	3.5	4.4	4.6	2.5	—
Manufacturing	3.8	4.5	10.7	5.8	3.1	—
Media	—	—	—	—	0.3	0.7
Metals & Mining	2.2	—	3.5	0.9	0.5	—
Pharmaceutical & Biotechnology	—	4.0	6.2	2.2	1.2	—
Real Estate	—	1.1	1.7	1.9	1.4	0.1
Retail	4.8	5.7	2.7	3.9	2.4	0.5
Semiconductors & Components	9.0	14.5	11.5	11.0	6.1	—
Technology	3.0	—	—	0.5	0.3	—
Technology Hardware	1.0	2.9	—	1.8	0.9	—
Telecommunications	10.1	4.2	—	5.4	3.5	0.3
Transportation	2.5	3.5	4.5	2.5	1.8	1.1
Subtotal	97.4	97.2	98.6	97.3	62.1	10.7
Foreign Government Obligations	—	—	—	—	18.3	79.1
US Treasury Securities	—	—	—	—	8.3	—
Short-Term Investments	2.9	0.6	—	1.6	12.4	10.8
Total Investments	100.3%	97.8%	98.6%	98.9%	101.1%	100.6%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  65

Lazard
Explorer
Total
Return
Industry*	Portfolio

Banking	5.5%
Chemicals	0.9
Computer Software	0.9
Construction & Engineering	1.1
Construction Materials	0.4
Diamonds & Precious Stones	0.6
Electric	1.3
Energy Exploration & Production	4.3
Energy Integrated	3.0
Energy Services	4.7
Financial Services	2.7
Forest & Paper Products	0.3
Gas utilities	0.9
Media	1.1
Real Estate	1.1
Retail	0.9
Telecommunications	1.8
Transportation	1.9
Subtotal	33.4
Foreign Government Obligations	50.9
Short-Term Investment	13.6
Total Investments	97.9%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

66  Annual Report

[This page intentionally left blank]

Annual Report  67

The Lazard Funds, Inc. Statements of Assets and Liabilities

	Lazard	Lazard Emerging	Lazard
	Emerging Markets	Markets Core	Developing Markets
December 31, 2014	Equity Portfolio	Equity Portfolio	Equity Portfolio

ASSETS
Investments in securities, at value	$13,666,568,461	$44,087,243	$436,668,425
Cash	—	—	—
Cash at other bank	—	—	—
Foreign currency	424,546	857	1,867,293
Receivables for:
Capital stock sold	34,634,441	667,970	2,727,058
Dividends and interest	4,603,561	7,920	241,078
Investments sold	3,211,751	409,438	7,969,921
Amount due from Investment Manager (Note 3)	—	—	—
Gross unrealized appreciation on forward currency contracts	—	—	—
Premium for swap agreements purchased	—	—	—
Deferred offering costs (Note 2(h))	—	—	—
Total assets	13,709,442,760	45,173,428	449,473,775

LIABILITIES
Due to broker	—	—	—
Due to custodian	—	—	—
Payables for:
Management fees	11,920,644	20,040	396,770
Accrued distribution fees	323,411	1,098	3,641
Accrued directors’ fees	1,974	4	72
Capital stock redeemed	56,157,084	—	3,697,841
Investments purchased	7,492,186	705	23,199
Dividends	—	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Line of credit outstanding	—	—	2,100,000
Premium for swap agreements written	—	—	—
Other accrued expenses and payables	2,306,076	52,904	376,037
Total liabilities	78,201,375	74,751	6,597,560
Net assets	$13,631,241,385	$45,098,677	$442,876,215

NET ASSETS
Paid in capital	$13,890,147,545	$46,693,092	$573,346,239
Distributions in excess of net investment income	(947,337)	(305,533)	(1,853,267)
Accumulated net realized loss	(8,755,569)	(282,254)	(81,006,786)
Net unrealized appreciation (depreciation) on:
Investments	(249,206,847)	(1,006,580)	(47,601,638)
Foreign currency and forward currency contracts	3,593	(48)	(8,333)
Swap agreements	—	—	—
Net assets	$13,631,241,385	$45,098,677	$442,876,215

Institutional Shares
Net assets	$12,156,644,568	$39,832,384	$426,847,254
Shares of capital stock outstanding*	707,314,715	4,141,159	40,927,103
Net asset value, offering and redemption price per share	$17.19	$9.62	$10.43

Open Shares
Net assets	$1,474,596,817	$5,266,293	$16,028,961
Shares of capital stock outstanding*	83,551,356	547,633	1,536,338
Net asset value, offering and redemption price per share	$17.65	$9.62	$10.43

Cost of investments in securities	$13,915,775,308	$45,093,823	$484,042,811
Cost of foreign currency	$424,562	$857	$1,867,293

* $0.001 par value, 6,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Lazard Emerging	Lazard	Lazard	Lazard	Lazard Explorer
Markets Equity	Emerging Markets	Emerging Markets	Emerging Markets	Total Return
Blend Portfolio	Multi Asset Portfolio	Debt Portfolio	Income Portfolio	Portfolio

$580,425,086	$197,712,911	$329,252,092	$5,616,914	$137,601,409
66,783	79,812	—	—	359,701
—	20,000	—	—	—
703	592,063	1,952,055	3,844	661,508

4,292,980	144,436	6,503,107	—	514,020
243,893	983,030	5,094,912	32,418	1,867,518
4,650,955	2,364,501	489,971	—	1,494,011
—	—	—	1,891	—
—	620,919	—	42,011	891,378
—	415,400	—	—	1,464,832
—	—	—	15,249	—
589,680,400	202,933,072	343,292,137	5,712,327	144,854,377

—	—	—	—	370,000
—	—	233,294	—	—

579,471	165,571	210,641	—	140,115
26,788	278	450	29	1,568
89	34	36	1	18
1,653,683	67,594	132,045	—	905,780
293,523	5,910,105	15,358,378	502,720	1,006,044
—	—	3,529	—	3,306

—	789,445	—	53,977	1,052,065
—	202,248	—	—	667,365
—	—	—	—	—
—	—	—	—	48
327,540	148,240	82,561	37,947	84,831
2,881,094	7,283,515	16,020,934	594,674	4,231,140
$586,799,306	$195,649,557	$327,271,203	$5,117,653	$140,623,237

$644,892,607	$216,629,639	$374,500,123	$5,485,775	$151,041,043
(2,487,458)	(833,010)	(7,976,969)	(233,396)	(31,503)
(9,871,574)	(7,779,796)	(22,706,315)	(6,796)	(3,907,791)

(45,733,952)	(11,984,096)	(16,205,879)	(114,461)	(5,637,014)
(317)	(180,932)	(339,757)	(13,469)	(174,133)
—	(202,248)	—	—	(667,365)
$586,799,306	$195,649,557	$327,271,203	$5,117,653	$140,623,237

$463,043,198	$194,451,382	$326,164,682	$4,985,230	$133,472,851
46,286,681	22,650,250	36,913,195	544,226	14,321,463
$10.00	$8.58	$8.84	$9.16	$9.32

$123,756,108	$1,198,175	$1,106,521	$132,423	$7,150,386
12,384,807	139,329	124,131	14,487	763,194
$9.99	$8.60	$8.91	$9.14	$9.37

$626,066,942	$209,673,885	$345,457,971	$5,731,375	$143,238,423
$719	$594,656	$2,150,646	$3,859	$670,663

Annual Report  69

The Lazard Funds, Inc. Statements of Operations

	Lazard	Lazard Emerging	Lazard
	Emerging Markets	Markets Core	Developing Markets
For the Period Ended December 31, 2014	Equity Portfolio	Equity Portfolio	Equity Portfolio

Investment Income
Income
Dividends	$457,131,900	$452,030	$10,563,978
Interest	5,128	5	464
Total investment income*	457,137,028	452,035	10,564,442

Expenses
Management fees (Note 3)	148,988,545	293,507	5,272,824
Custodian fees	9,204,890	127,830	568,998
Distribution fees (Open Shares)	4,786,128	8,520	82,483
Administration fees	1,639,887	55,957	155,458
Shareholders’ reports	1,308,476	16,516	91,071
Shareholders’ services	1,046,066	26,331	54,049
Directors’ fees and expenses	418,101	790	14,866
Professional services	280,663	35,332	63,564
Registration fees	91,645	40,222	55,347
Amortization of offering costs (Note 2(h))	—	79,823	—
Organization expenses	—	—	—
Other†	275,834	1,974	15,144
Total gross expenses	168,040,235	686,802	6,373,804
Management fees waived and expenses reimbursed	—	(280,801)	—
Administration and shareholders’ services fees waived	—	(14,218)	—
Total net expenses	168,040,235	391,783	6,373,804
Net investment income	289,096,793	60,252	4,190,638

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments**	209,327,631	(253,317)	(9,802,612)
Foreign currency and forward currency contracts	(4,901,722)	(17,292)	(343,226)
Purchased options	—	—	—
Written options	—	—	—
Swap agreements	—	—	—
Total net realized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	204,425,909	(270,609)	(10,145,838)
Net change in unrealized appreciation (depreciation) on:
Investments***	(1,138,568,133)	(974,212)	(50,308,170)
Foreign currency and forward currency contracts	74,774	160	(86,512)
Purchased options	—	—	—
Written options	—	—	—
Swap agreements	—	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	(1,138,493,359)	(974,052)	(50,394,682)
Net realized and unrealized loss on investments, foreign currency, forward currency contracts, options and swap agreements	(934,067,450)	(1,244,661)	(60,540,520)
Net decrease in net assets resulting from operations	$(644,970,657)	$(1,184,409)	$(56,349,882)
* Net of foreign withholding taxes of	$53,043,172	$63,991	$1,013,073
** Net of foreign capital gains taxes of	$—	$—	$965,638
*** Includes net change in unrealized foreign capital gains taxes of	$—	$—	$(195,984)
† Includes interest on line of credit of	$100	$247	$815

(a)	From the Portfolio’s commencement of operations on April 30, 2014.

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Lazard Emerging	Lazard	Lazard	Lazard	Lazard Explorer
Markets Equity	Emerging Markets	Emerging Markets	Emerging Markets	Total Return
Blend Portfolio	Multi Asset Portfolio	Debt Portfolio	Income Portfolio (a)	Portfolio

$17,213,394	$3,821,378	$—	$—	$—
125	3,904,154	19,620,377	35,629	6,547,245
17,213,519	7,725,532	19,620,377	35,629	6,547,245

6,637,063	2,460,060	2,572,189	23,225	1,362,043
537,937	427,662	261,350	38,036	170,708
337,117	4,620	6,704	283	16,373
183,743	99,203	114,306	33,214	77,242
180,777	33,348	8,617	54	11,783
931,983	28,752	27,273	19,670	27,740
18,630	6,930	9,051	108	3,742
52,343	58,864	56,075	41,710	47,918
74,526	44,920	42,238	1,812	48,782
—	—	—	31,137	31,410
—	—	—	3,998	—
16,763	8,925	16,744	833	6,381
8,970,882	3,173,284	3,114,547	194,080	1,804,122
(35,913)	(11,782)	(11,014)	(136,885)	(100,048)
—	—	—	(24,700)	—
8,934,969	3,161,502	3,103,533	32,495	1,704,074
8,278,550	4,564,030	16,516,844	3,134	4,843,171

4,646,435	(4,031,837)	(32,188,574)	(93,511)	(2,007,553)
(537,586)	(431,509)	(1,368,643)	(256,781)	1,836,194
—	(208,792)	—	—	(122,831)
—	62,824	—	—	40,430
—	(746,327)	(99,364)	—	(1,044,086)

4,108,849	(5,355,641)	(33,656,581)	(350,292)	(1,297,846)

(67,687,245)	(10,000,498)	4,601,768	(114,461)	(5,505,711)
(1,645)	(303,541)	(38,881)	(13,469)	(199,600)
—	22,374	—	—	11,516
—	(9,268)	—	—	(4,778)
—	(169,562)	57,579	—	(653,670)

(67,688,890)	(10,460,495)	4,620,466	(127,930)	(6,352,243)

(63,580,041)	(15,816,136)	(29,036,115)	(478,222)	(7,650,089)
$(55,301,491)	$(11,252,106)	$(12,519,271)	$(475,088)	$(2,806,918)
$1,994,118	$448,195	$141,536	$179	$8,652
$226,252	$60,303	$86,019	$—	$31,182
$(55,319)	$(15,677)	$—	$—	$—
$1,207	$—	$9,804	$—	$—

Annual Report  71

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Equity Portfolio		Lazard Emerging Markets Core Equity Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Period Ended December 31, 2013 (a)

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$289,096,793	$273,165,341	$60,252	$(3,265)
Net realized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	204,425,909	531,013,357	(270,609)	(9,795)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	(1,138,493,359)	(956,860,842)	(974,052)	(32,576)
Net increase (decrease) in net assets resulting from operations	(644,970,657)	(152,682,144)	(1,184,409)	(45,636)
Distributions to shareholders
From net investment income
Institutional Shares	(260,208,938)	(236,363,963)	(325,319)	—
Open Shares	(26,512,068)	(34,411,449)	(42,737)	—
From net realized gains
Institutional Shares	(242,338,939)	(234,585,584)	—	—
Open Shares	(31,751,273)	(39,932,177)	—	—
From return of capital
Institutional Shares	—	—	(17,144)	—
Open Shares	—	—	(2,252)	—
Net decrease in net assets resulting from distributions	(560,811,218)	(545,293,173)	(387,452)	—
Capital stock transactions
Net proceeds from sales
Institutional Shares	2,785,687,244	2,706,382,404	41,489,162	3,306,150
Open Shares	291,205,135	483,346,726	6,581,493	631,900
Net proceeds from reinvestment of distributions
Institutional Shares	443,622,509	407,264,634	166,092	—
Open Shares	53,741,798	68,063,916	34,510	—
Cost of shares redeemed
Institutional Shares	(2,660,246,028)	(3,149,583,032)	(4,037,695)	—
Open Shares	(975,340,501)	(860,419,457)	(1,455,720)	—
Net increase (decrease) in net assets from capital stock transactions	(61,329,843)	(344,944,809)	42,777,842	3,938,050
Redemption fees (Note 2(j))
Institutional Shares	67,217	120,271	—	—
Open Shares	27,027	43,929	282	—
Net increase in net assets from redemption fees	94,244	164,200	282	—
Total increase (decrease) in net assets	(1,267,017,474)	(1,042,755,926)	41,206,263	3,892,414
Net assets at beginning of period	14,898,258,859	15,941,014,785	3,892,414	—
Net assets at end of period*	$13,631,241,385	$14,898,258,859	$45,098,677	$3,892,414
* Includes undistributed (distributions in excess of) net investment income (loss) of	$(947,337)	$(9,501,570)	$(305,533)	$6
(a) The Portfolio commenced operations on October 31, 2013.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	679,948,606	681,320,058	332,077	—
Shares sold	145,475,699	141,386,244	4,182,945	332,077
Shares issued to shareholders from reinvestment of distributions	24,766,476	21,872,427	17,247	—
Shares redeemed	(142,876,066)	(164,630,123)	(391,110)	—
Net increase (decrease)	27,366,109	(1,371,452)	3,809,082	332,077
Shares outstanding at end of period	707,314,715	679,948,606	4,141,159	332,077

Open Shares
Shares outstanding at beginning of period	115,276,325	131,100,773	63,785	—
Shares sold	14,950,480	24,934,405	629,779	63,785
Shares issued to shareholders from reinvestment of distributions	2,898,847	3,563,556	3,584	—
Shares redeemed	(49,574,296)	(44,322,409)	(149,515)	—
Net increase (decrease)	(31,724,969)	(15,824,448)	483,848	63,785
Shares outstanding at end of period	83,551,356	115,276,325	547,633	63,785

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Blend Portfolio		Lazard Emerging Markets Multi Asset Portfolio
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$4,190,638	$5,654,470	$8,278,550	$3,953,374	$4,564,030	$2,801,719

(10,145,838)	(34,528,149)	4,108,849	4,223,904	(5,355,641)	(448,820)

(50,394,682)	(4,818,260)	(67,688,890)	7,112,980	(10,460,495)	(7,606,368)
(56,349,882)	(33,691,939)	(55,301,491)	15,290,258	(11,252,106)	(5,253,469)

(7,086,749)	(4,798,138)	(9,413,910)	(3,158,179)	(3,815,304)	(2,402,373)
(205,797)	(285,615)	(2,397,601)	(410,880)	(29,024)	(15,930)

—	—	—	(2,203,505)	—	(1,809,888)
—	—	—	(546,763)	—	(18,185)

—	—	(142,329)	(422,052)	(106,077)	—
—	—	(36,249)	(93,652)	(807)	—
(7,292,546)	(5,083,753)	(11,990,089)	(6,835,031)	(3,951,212)	(4,246,376)

202,079,783	515,114,543	190,763,944	324,373,920	96,895,257	177,382,688
9,912,568	38,771,277	63,704,064	95,445,912	684,542	1,691,237

6,212,668	3,537,756	9,543,351	5,614,997	3,520,615	4,175,631
199,401	278,492	2,136,896	1,015,931	19,974	33,777

(278,284,304)	(269,124,935)	(163,324,467)	(60,435,685)	(114,168,186)	(73,799,795)
(36,645,367)	(79,894,455)	(46,084,987)	(16,286,690)	(1,612,316)	(350,332)

(96,525,251)	208,682,678	56,738,801	349,728,385	(14,660,114)	109,133,206

3,357	5,763	2,907	1,228	127	2,748
912	3,932	1,263	3,042	—	45
4,269	9,695	4,170	4,270	127	2,793
(160,163,410)	169,916,681	(10,548,609)	358,187,882	(29,863,305)	99,636,154
603,039,625	433,122,944	597,347,915	239,160,033	225,512,862	125,876,708
$442,876,215	$603,039,625	$586,799,306	$597,347,915	$195,649,557	$225,512,862

$(1,853,267)	$(1,096,911)	$(2,487,458)	$(253,590)	$(833,010)	$(258,018)

47,319,142	27,400,813	42,827,110	17,598,261	24,076,955	12,889,497
17,759,739	42,879,227	17,480,521	30,159,744	10,602,139	18,526,941
599,100	309,847	947,701	508,158	408,898	453,554
(24,750,878)	(23,270,745)	(14,968,651)	(5,439,053)	(12,437,742)	(7,793,037)
(6,392,039)	19,918,329	3,459,571	25,228,849	(1,426,705)	11,187,458
40,927,103	47,319,142	46,286,681	42,827,110	22,650,250	24,076,955

3,753,626	7,527,776	10,619,862	3,291,977	235,128	88,344
858,092	3,255,977	5,700,656	8,715,275	73,889	180,332
19,210	24,696	212,415	92,147	2,317	3,661
(3,094,590)	(7,054,823)	(4,148,126)	(1,479,537)	(172,005)	(37,209)
(2,217,288)	(3,774,150)	1,764,945	7,327,885	(95,799)	146,784
1,536,338	3,753,626	12,384,807	10,619,862	139,329	235,128

Annual Report  73

	Lazard Emerging Markets Debt Portfolio		Lazard Emerging Markets Income Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2014 (a)

Increase (Decrease) in Net Assets
Operations
Net investment income	$16,516,844	$17,700,797	$3,134
Net realized loss on investments, foreign currency, forward currency contracts, options and swap agreements	(33,656,581)	(7,516,682)	(350,292)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	4,620,466	(36,766,653)	(127,930)
Net increase (decrease) in net assets resulting from operations	(12,519,271)	(26,582,538)	(475,088)

Distributions to shareholders
From net investment income
Institutional Shares	(4,871,679)	(18,161,914)	—
Open Shares	(40,972)	(368,559)	—
From net realized gains
Institutional Shares	—	(1,415,923)	—
Open Shares	—	(34,825)	—
From return of capital
Institutional Shares	(12,190,985)	—	—
Open Shares	(102,530)	—	—
Net decrease in net assets resulting from distributions	(17,206,166)	(19,981,221)	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	168,311,344	248,473,336	5,545,100
Open Shares	342,520	16,272,148	207,700
Net proceeds from reinvestment of distributions
Institutional Shares	16,698,576	19,325,779	—
Open Shares	123,828	204,596	—
Cost of shares redeemed
Institutional Shares	(275,457,957)	(62,619,877)	(99,405)
Open Shares	(8,512,593)	(6,906,202)	(60,654)
Net increase (decrease) in net assets from capital stock transactions	(98,494,282)	214,749,780	5,592,741

Redemption fees (Note 2(j))
Institutional Shares	713	1,881	—
Open Shares	1	1,433	—
Net increase in net assets from redemption fees	714	3,314	—
Total increase (decrease) in net assets	(128,219,005)	168,189,335	5,117,653
Net assets at beginning of period	455,490,208	287,300,873	—
Net assets at end of period*	$327,271,203	$455,490,208	$5,117,653
* Includes undistributed (distributions in excess of) net investment income (loss) of	$(7,976,969)	$761,011	$(233,396)
(a) The Portfolio commenced operations on April 30, 2014.
(b) The Portfolio commenced operations on June 28, 2013.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	46,798,919	26,369,893	—
Shares sold	17,837,703	24,786,865	554,137
Shares issued to shareholders from reinvestment of distributions	1,742,981	1,940,134	—
Shares redeemed	(29,466,408)	(6,297,973)	(9,911)
Net increase (decrease)	(9,885,724)	20,429,026	544,226
Shares outstanding at end of period	36,913,195	46,798,919	544,226

Open Shares
Shares outstanding at beginning of period	971,317	104,581	—
Shares sold	35,334	1,540,715	20,680
Shares issued to shareholders from reinvestment of distributions	12,870	20,295	—
Shares redeemed	(895,390)	(694,274)	(6,193)
Net increase (decrease)	(847,186)	866,736	14,487
Shares outstanding at end of period	124,131	971,317	14,487

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Lazard Explorer Total Return Portfolio
Year Ended December 31, 2014	Period Ended December 31, 2013 (b)

$4,843,171	$352,502

(1,297,846)	(16,103)

(6,352,243)	(126,269)
(2,806,918)	210,130

(6,931,869)	(437,344)
(346,247)	(14,641)

(86,593)	—
(4,325)	—

(233,009)	—
(11,639)	—
(7,613,682)	(451,985)

165,082,565	31,641,433
5,800,920	2,671,855

7,234,199	437,142
304,315	14,480

(60,293,265)	(401,268)
(1,199,825)	(7,454)

116,928,909	34,356,188

584	—
11	—
595	—
106,508,904	34,114,333
34,114,333	—
$140,623,237	$34,114,333

$(31,503)	$(52,320)

3,190,427	—
16,663,479	3,186,789
751,650	44,125
(6,284,093)	(40,487)
11,131,036	3,190,427
14,321,463	3,190,427

269,801	—
584,641	269,085
31,480	1,463
(122,728)	(747)
493,393	269,801
763,194	269,801

Annual Report  75

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of year	$18.67	$19.54	$16.80	$21.78	$18.01
Income (loss) from investment operations:
Net investment income (a)	0.37	0.35	0.35	0.49	0.38
Net realized and unrealized gain (loss)	(1.13)	(0.51)	3.39	(4.36)	3.71
Total from investment operations	(0.76)	(0.16)	3.74	(3.87)	4.09
Less distributions from:
Net investment income	(0.37)	(0.36)	(0.36)	(0.63)	(0.32)
Net realized gains	(0.35)	(0.35)	(0.64)	(0.48)	—
Total distributions	(0.72)	(0.71)	(1.00)	(1.11)	(0.32)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$17.19	$18.67	$19.54	$16.80	$21.78

Total Return (c)	–4.16%	–0.80%	22.36%	–17.75%	22.81%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$12,156,645	$12,691,329	$13,315,172	$10,902,557	$14,561,085
Ratios to average net assets:
Net expenses	1.09%	1.09%	1.10%	1.12%	1.14%
Gross expenses	1.09%	1.09%	1.10%	1.12%	1.14%
Net investment income	1.97%	1.80%	1.85%	2.44%	1.96%
Portfolio turnover rate	12%	16%	23%	23%	23%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of year	$19.14	$20.03	$17.20	$22.19	$18.28
Income (loss) from investment operations:
Net investment income (a)	0.34	0.30	0.30	0.49	0.34
Net realized and unrealized gain (loss)	(1.16)	(0.53)	3.47	(4.50)	3.76
Total from investment operations	(0.82)	(0.23)	3.77	(4.01)	4.10
Less distributions from:
Net investment income	(0.32)	(0.31)	(0.30)	(0.50)	(0.19)
Net realized gains	(0.35)	(0.35)	(0.64)	(0.48)	—
Total distributions	(0.67)	(0.66)	(0.94)	(0.98)	(0.19)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$17.65	$19.14	$20.03	$17.20	$22.19

Total Return (c)	–4.39%	–1.14%	22.03%	–18.02%	22.43%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,474,597	$2,206,930	$2,625,843	$2,731,646	$4,187,207
Ratios to average net assets:
Net expenses	1.37%	1.37%	1.40%	1.42%	1.49%
Gross expenses	1.37%	1.37%	1.40%	1.42%	1.49%
Net investment income	1.76%	1.55%	1.58%	2.18%	1.73%
Portfolio turnover rate	12%	16%	23%	23%	23%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

76  Annual Report

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

		For the Period
Selected data for a share of capital	Year Ended	10/31/13* to
stock outstanding throughout each period	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	(0.01)
Net realized and unrealized loss	(0.15)	(0.16)
Total from investment operations	(0.12)	(0.17)
Less distributions from:
Net investment income	(0.08)	—
Return of capital	(0.01)	—
Total distributions	(0.09)	—
Net asset value, end of period	$9.62	$9.83

Total Return (b)	–1.25%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$39,832	$3,265
Ratios to average net assets (c):
Net expenses	1.30%	1.30%
Gross expenses	2.28%	24.66%
Net investment income (loss)	0.28%	–0.71%
Portfolio turnover rate	45%	12%

		For the Period
Selected data for a share of capital	Year Ended	10/31/13* to
stock outstanding throughout each period	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$9.83	$10.00
Income from investment operations:
Net investment loss (a)	(0.04)	(0.01)
Net realized and unrealized loss	(0.11)	(0.16)
Total from investment operations	(0.15)	(0.17)
Less distributions from:
Net investment income	(0.05)	—
Return of capital	(0.01)	—
Total distributions	(0.06)	—
Redemption fees	— (d)	—
Net asset value, end of period	$9.62	$9.83

Total Return (b)	–1.56%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,266	$627
Ratios to average net assets (c):
Net expenses	1.60%	1.60%
Gross expenses	2.81%	30.92%
Net investment loss	–0.35%	–0.90%
Portfolio turnover rate	45%	12%

*	The Portfolio commenced operations on October 31, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  77

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/14/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of year	$11.81	$12.40	$10.68	$15.12	$13.18
Income (loss) from investment operations:
Net investment income (a)	0.09	0.11	0.09	0.06	0.02
Net realized and unrealized gain (loss)	(1.30)	(0.60)	1.74	(4.00)	3.63
Total from investment operations	(1.21)	(0.49)	1.83	(3.94)	3.65
Less distributions from:
Net investment income	(0.17)	(0.10)	(0.11)	—	(0.09)
Net realized gains	—	—	—	(0.50)	(1.62)
Total distributions	(0.17)	(0.10)	(0.11)	(0.50)	(1.71)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$10.43	$11.81	$12.40	$10.68	$15.12

Total Return (c)	–10.27%	–3.90%	17.16%	–26.15%	28.62%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$426,847	$558,716	$339,771	$160,441	$72,798
Ratios to average net assets:
Net expenses	1.19%	1.17%	1.21%	1.30%	1.30%
Gross expenses	1.19%	1.17%	1.21%	1.30%	1.67%
Net investment income	0.80%	0.96%	0.74%	0.45%	0.15%
Portfolio turnover rate	57%	48%	61%	68%	112%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of year	$11.81	$12.40	$10.68	$15.16	$13.19
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.11	0.05	0.01	(0.05)
Net realized and unrealized gain (loss)	(1.33)	(0.63)	1.74	(3.99)	3.65
Total from investment operations	(1.25)	(0.52)	1.79	(3.98)	3.60
Less distributions from:
Net investment income	(0.13)	(0.07)	(0.07)	—	(0.01)
Net realized gains	—	—	—	(0.50)	(1.62)
Total distributions	(0.13)	(0.07)	(0.07)	(0.50)	(1.63)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$10.43	$11.81	$12.40	$10.68	$15.16

Total Return (c)	–10.57%	–4.18%	16.79%	–26.34%	28.13%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$16,029	$44,324	$93,352	$63,415	$101,584
Ratios to average net assets:
Net expenses	1.49%	1.45%	1.53%	1.60%	1.60%
Gross expenses	1.49%	1.45%	1.53%	1.62%	1.85%
Net investment income (loss)	0.70%	0.90%	0.43%	0.10%	–0.33%
Portfolio turnover rate	57%	48%	61%	68%	112%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

78  Annual Report

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

					For the Period
Selected data for a share of capital	Year Ended				5/28/10* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$11.18	$11.45	$9.77	$12.45	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.11	0.11	0.15	(0.01)
Net realized and unrealized gain (loss)	(1.12)	(0.24)	1.68	(2.70)	2.48
Total from investment operations	(0.97)	(0.13)	1.79	(2.55)	2.47
Less distributions from:
Net investment income	(0.21)	(0.08)	(0.11)	(0.08)	—
Net realized gains	—	(0.05)	—	(0.05)	(0.02)
Return of capital	— (b)	(0.01)	—	—	—
Total distributions	(0.21)	(0.14)	(0.11)	(0.13)	(0.02)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$10.00	$11.18	$11.45	$9.77	$12.45

Total Return (c)	–8.66%	–1.14%	18.19%	–20.43%	24.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$463,043	$478,754	$201,512	$85,091	$54,826
Ratios to average net assets (d):
Net expenses	1.28%	1.30%	1.34%	1.35%	1.35%
Gross expenses	1.28%	1.33%	1.34%	1.54%	6.24%
Net investment income (loss)	1.33%	1.00%	1.01%	1.34%	–0.16%
Portfolio turnover rate	44%	48%	57%	62%	62%

					For the Period
Selected data for a share of capital	Year Ended				5/28/10* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$11.17	$11.44	$9.76	$12.43	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.07	0.09	0.11	(0.05)
Net realized and unrealized gain (loss)	(1.10)	(0.24)	1.66	(2.68)	2.50
Total from investment operations	(1.00)	(0.17)	1.75	(2.57)	2.45
Less distributions from:
Net investment income	(0.18)	(0.04)	(0.07)	(0.05)	—
Net realized gains	—	(0.05)	—	(0.05)	(0.02)
Return of capital	— (b)	(0.01)	—	—	—
Total distributions	(0.18)	(0.10)	(0.07)	(0.10)	(0.02)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$9.99	$11.17	$11.44	$9.76	$12.43

Total Return (c)	–8.95%	–1.47%	17.97%	–20.74%	24.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$123,756	$118,594	$37,648	$22,571	$9,121
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.64%	1.65%	1.65%
Gross expenses	1.63%	1.69%	1.77%	1.92%	6.06%
Net investment income (loss)	0.94%	0.61%	0.78%	0.94%	–0.70%
Portfolio turnover rate	44%	48%	57%	62%	62%

*	The Portfolio commenced operations on May 28, 2010.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  79

LAZARD EMERGING MARKETS MULTI ASSET PORTFOLIO

				For the Period
Selected data for a share of capital	Year Ended			3/31/11* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$9.28	$9.70	$8.57	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.17	0.13	0.09	0.09
Net realized and unrealized gain (loss)	(0.70)	(0.37)	1.11	(1.47)
Total from investment operations	(0.53)	(0.24)	1.20	(1.38)
Less distributions from:
Net investment income	(0.17)	(0.10)	(0.07)	(0.05)
Net realized gains	—	(0.08)	—	—
Return of capital	— (b)	—	—	—
Total distributions	(0.17)	(0.18)	(0.07)	(0.05)
Redemption fees	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$8.58	$9.28	$9.70	$8.57

Total Return (c)	–5.57%	–2.41%	14.02%	–13.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$194,451	$223,328	$125,019	$56,527
Ratios to average net assets (d):
Net expenses	1.28%	1.30%	1.30%	1.30%
Gross expenses	1.28%	1.31%	1.57%	2.23%
Net investment income	1.86%	1.42%	1.01%	1.34%
Portfolio turnover rate	122%	155%	160%	98%

				For the Period
Selected data for a share of capital	Year Ended			3/31/11* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$9.29	$9.71	$8.59	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.15	0.10	0.08	0.07
Net realized and unrealized gain (loss)	(0.70)	(0.37)	1.08	(1.46)
Total from investment operations	(0.55)	(0.27)	1.16	(1.39)
Less distributions from:
Net investment income	(0.14)	(0.07)	(0.04)	(0.02)
Net realized gains	—	(0.08)	—	—
Return of capital	— (b)	—	—	—
Total distributions	(0.14)	(0.15)	(0.04)	(0.02)
Redemption fees	—	— (b)	—	— (b)
Net asset value, end of period	$8.60	$9.29	$9.71	$8.59

Total Return (c)	–5.89%	–2.73%	13.28%	–13.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,198	$2,185	$858	$262
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.23%	2.52%	3.82%	16.96%
Net investment income	1.63%	1.03%	0.82%	1.00%
Portfolio turnover rate	122%	155%	160%	98%

*	The Portfolio commenced operations on March 31, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

80  Annual Report

LAZARD EMERGING MARKETS DEBT PORTFOLIO

				For the Period
Selected data for a share of capital	Year Ended			2/28/11* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$9.53	$10.85	$9.76	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.49	0.49	0.48	0.34
Net realized and unrealized gain (loss)	(0.66)	(1.25)	1.33	(0.17)
Total from investment operations	(0.17)	(0.76)	1.81	0.17
Less distributions from:
Net investment income	(0.15)	(0.52)	(0.48)	(0.40)
Net realized gains	—	(0.04)	(0.24)	(0.01)
Return of capital	(0.37)	—	—	—
Total distributions	(0.52)	(0.56)	(0.72)	(0.41)
Redemption fees	— (b)	— (b)	— (b)	—
Net asset value, end of period	$8.84	$9.53	$10.85	$9.76

Total Return (c)	–2.07%	–7.13%	18.95%	1.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$326,165	$446,180	$286,163	$106,813
Ratios to average net assets (d):
Net expenses	0.96%	0.97%	1.00%	1.04%
Gross expenses	0.96%	0.97%	1.03%	1.67%
Net investment income	5.14%	4.84%	4.60%	4.14%
Portfolio turnover rate	204%	108%	220%	108%

				For the Period
Selected data for a share of capital	Year Ended			2/28/11* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$9.59	$10.88	$9.77	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.46	0.45	0.45	0.33
Net realized and unrealized gain (loss)	(0.68)	(1.24)	1.35	(0.20)
Total from investment operations	(0.22)	(0.79)	1.80	0.13
Less distributions from:
Net investment income	(0.09)	(0.46)	(0.45)	(0.35)
Net realized gains	—	(0.04)	(0.24)	(0.01)
Return of capital	(0.37)	—	—	—
Total distributions	(0.46)	(0.50)	(0.69)	(0.36)
Redemption fees	— (b)	— (b)	— (b)	—
Net asset value, end of period	$8.91	$9.59	$10.88	$9.77

Total Return (c)	–2.53%	–7.35%	18.68%	1.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,107	$9,310	$1,138	$128
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.30%	1.39%
Gross expenses	1.71%	1.39%	2.97%	16.28%
Net investment income	4.80%	4.45%	4.26%	3.84%
Portfolio turnover rate	204%	108%	220%	108%

*	The Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  81

LAZARD EMERGING MARKETS INCOME PORTFOLIO

For the Period
Selected data for a share of capital	4/30/14* to
stock outstanding throughout the period	12/31/14

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.01
Net realized and unrealized loss	(0.85)
Total from investment operations	(0.84)
Net asset value, end of period	$9.16

Total Return (b)	–8.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,985
Ratios to average net assets (c):
Net expenses	0.90%
Gross expenses	5.15%
Net investment income	0.10%
Portfolio turnover rate	125%

For the Period
Selected data for a share of capital	4/30/14* to
stock outstanding throughout the period	12/31/14

Open Shares
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss (a)	(0.01)
Net realized and unrealized loss	(0.85)
Total from investment operations	(0.86)
Net asset value, end of period	$9.14

Total Return (b)	–8.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$132
Ratios to average net assets (c):
Net expenses	1.20%
Gross expenses	13.96%
Net investment loss	–0.18%
Portfolio turnover rate	125%

*	The Portfolio commenced operations on April 30, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

82  Annual Report

LAZARD EXPLORER TOTAL RETURN PORTFOLIO

		For the Period
Selected data for a share of capital	Year Ended	6/28/13* to
stock outstanding throughout each period	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$9.86	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.36	0.16
Net realized and unrealized loss	(0.38)	(0.12)
Total from investment operations	(0.02)	0.04
Less distributions from:
Net investment income	(0.49)	(0.18)
Net realized gains	(0.01)	—
Return of capital	(0.02)	—
Total distributions	(0.52)	(0.18)
Redemption fees	— (b)	—
Net asset value, end of period	$9.32	$9.86

Total Return (c)	–0.21%	0.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$133,473	$31,450
Ratios to average net assets (d):
Net expenses	1.24%	1.30%
Gross expenses	1.30%	2.97%
Net investment income	3.57%	3.15%
Portfolio turnover rate	182%	69%

		For the Period
Selected data for a share of capital	Year Ended	6/28/13* to
stock outstanding throughout each period	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$9.88	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.33	0.14
Net realized and unrealized loss	(0.38)	(0.11)
Total from investment operations	(0.05)	0.03
Less distributions from:
Net investment income	(0.43)	(0.15)
Net realized gains	(0.01)	—
Return of capital	(0.02)	—
Total distributions	(0.46)	(0.15)
Redemption fees	— (b)	—
Net asset value, end of period	$9.37	$9.88

Total Return (c)	–0.52%	0.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,150	$2,665
Ratios to average net assets (d):
Net expenses	1.54%	1.60%
Gross expenses	1.78%	5.01%
Net investment income	3.26%	2.78%
Portfolio turnover rate	182%	69%

*	The Portfolio commenced operations on June 28, 2013.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  83

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2014

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of thirty-two no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio (commenced investment operations on December 31, 2014), Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Concentrated Portfolio (commenced investment operations on August 29, 2014), Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio (commenced investment operations on August 29, 2014), Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio (formerly, Lazard Emerging Markets Multi-Strategy Portfolio), Lazard Emerging Markets Debt Portfolio, Lazard Emerging Markets Income Portfolio (commenced investment operations on April 30, 2014), Lazard Explorer Total Return Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Fundamental Long/Short Portfolio (commenced investment operations on April 30, 2014), Lazard Enhanced Opportunities Portfolio (commenced investment operations on December 31, 2014), Lazard Master Alternatives Portfolio (commenced investment operations on December 31, 2014), Lazard Capital Allocator Opportunistic Strategies Portfolio, and Lazard Global Dynamic Multi Asset Portfolio (formerly, Lazard Multi-Asset Targeted Volatility Portfolio). All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, US Realty Equity, Global Realty Equity, Fundamental Long/Short and Enhanced Opportunities Portfolios, are operated as “diversified” funds, as defined in the Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of December 31, 2014. This report includes only the financial statements of Emerging Markets Equity, Emerging Markets

Core Equity, Developing Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset, Emerging Markets Debt, Emerging Markets Income and Explorer Total Return Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Share class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2014, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and only US Strategic Equity Portfolio had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service.

Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with

84  Annual Report

respect to equity securities, are valued by an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

During the year or period ended December 31, 2014, Emerging Markets Multi Asset, Emerging Markets Debt, Emerging Markets Income and Explorer Total Return Portfolios traded in fixed-income securities.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes

Annual Report  85

recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year or period ended December 31, 2014, Emerging Markets Multi Asset, Emerging Markets Debt, Emerging Markets Income and Explorer Total Return Portfolios traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2014, transactions in options purchased and written were as follows:

Emerging Markets Multi Asset Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of year	67,440	$121,223
Options purchased	159,435	103,114
Options sold	(29,000)	(62,219)
Options expired	(197,875)	(162,118)
Options outstanding at end of year	—	$—

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	67,440	$50,987
Options written	55,310	31,935
Options exercised	(107,490)	(66,952)
Options expired	(15,260)	(15,970)
Options outstanding at end of year	—	$—

Explorer Total Return Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of year	35,480	$63,877
Options purchased	103,910	67,261
Options sold	(15,500)	(33,254)
Options expired	(123,890)	(97,884)
Options outstanding at end of year	—	$—

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	35,480	$26,975
Options written	39,030	24,630
Options exercised	(59,980)	(36,734)
Options expired	(14,530)	(14,871)
Options outstanding at end of year	—	$—

None of the other Portfolios presented traded in options during the year or period ended December 31, 2014.

86  Annual Report

(e) Swap Agreements—Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities.

During the year ended December 31, 2014, Emerging Markets Multi Asset, Emerging Markets Debt and Explorer Total Return Portfolios traded in swap agreements with average notional exposure of approximately $19,737,107, $1,408,476 and $33,831,895, respectively.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2014, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Core Equity	$92,870	$—
Developing Markets Equity	17,587,271	49,969,993
Emerging Markets Equity Blend	221,840	—
Emerging Markets Multi Asset	557,845	4,264,151
Emerging Markets Debt	7,779,232	3,275,142
Emerging Markets Income	6,016	—

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the following Portfolios elected to defer such losses as follows:

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

Emerging Markets Equity	$—	$(724,683)
Emerging Markets Equity Blend	—	(43,681)
Emerging Markets Multi Asset	—	(575,077)
Emerging Markets Debt	(7,281,440)	(7,831,064)
Emerging Markets Income	(157)	(240,115)
Explorer Total Return	(3,864,090)	(765,961)

Annual Report  87

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Portfolios’ 2014 tax returns.

(g) Dividends and Distributions—Emerging Markets Debt, Emerging Markets Income and Explorer Total Return Portfolios intend to declare dividends from net investment income, if any, daily and to pay such dividends monthly. Dividends from net investment income, if any, on the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and certain fixed income securities and derivatives. The book/ tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

Emerging Markets Equity	$—	$6,178,446	$(6,178,446)
Emerging Markets Core Equity	(19,396)	21,661	(2,265)
Developing Markets Equity	(12,801)	2,345,552	(2,332,751)
Emerging Markets Equity Blend	(178,578)	1,477,671	(1,299,093)
Emerging Markets Multi Asset	(106,884)	(1,187,810)	1,294,694
Emerging Markets Debt	(12,293,515)	(8,048,658)	20,342,173
Emerging Markets Income	(106,966)	(236,530)	343,496
Explorer Total Return	(244,650)	471,651	(227,001)

The tax character of dividends and distributions paid during the years or periods ended December 31 were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2014	2013	2014	2013

Emerging Markets Equity Institutional	$247,588,950	$228,386,796	$240,942,489	$231,786,112
Open	36,631,572	42,245,739	35,648,207	42,874,526
Emerging Markets Core Equity* Institutional	325,319	—	—	—
Open	42,737	—	—	—
Developing Markets Equity Institutional	6,831,069	4,445,742	—	—
Open	461,477	638,011	—	—
Emerging Markets Equity Blend* Institutional	9,413,910	5,171,737	—	—
Open	2,397,601	1,147,590	—	—
Emerging Markets Multi Asset* Institutional	3,815,304	3,269,156	—	947,496
Open	29,024	23,045	—	6,679
Emerging Markets Debt* Institutional	4,871,679	19,168,898	—	360,748
Open	40,972	443,234	—	8,341
Explorer Total Return* Institutional	6,931,869	435,081	86,593	—
Open	346,247	16,904	4,325	—

*	In 2014, Emerging Markets Core Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset, Emerging Markets Debt and Explorer Total Return Portfolios had return of capital distributions of $19,396, $178,578, $106,884, $12,293,515 and $244,648, respectively.

At December 31, 2014, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income/ Deferred Ordinary Losses	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Depreciation including Foreign Currency

Emerging Markets Equity	$(724,683)	$44,579,899	$(302,761,376)
Emerging Markets Core Equity	—	(92,870)	(1,501,545)
Developing Markets Equity	383,215	(67,557,264)	(63,295,975)
Emerging Markets Equity Blend	(43,681)	(221,840)	(57,827,780)
Emerging Markets Multi Asset	(575,077)	(4,821,996)	(15,583,009)
Emerging Markets Debt	(7,831,064)	(18,335,814)	(21,062,042)
Emerging Markets Income	(240,115)	(6,173)	(121,834)
Explorer Total Return	(765,961)	(3,864,090)	(5,787,755)

88  Annual Report

(h) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Blend	1.00
Emerging Markets Multi Asset	1.00
Emerging Markets Debt	0.80
Emerging Markets Income	0.65
Explorer Total Return	1.00

The Investment Manager has voluntarily agreed, through April 30 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares	Year

Emerging Markets Equity	1.30%	1.60%	2015
Emerging Markets Core Equity	1.30	1.60	2015	(a)
Developing Markets Equity	1.30	1.60	2015
Emerging Markets Equity Blend	1.30	1.60	2015
Emerging Markets Multi Asset	1.30	1.60	2024
Emerging Markets Debt	1.00	1.30	2015	(b)
Emerging Markets Income	0.90	1.20	2016
Explorer Total Return	1.20	1.50	2015	(c)

(a)	Agreement is through October 31, 2015.
(b)	Agreement extends, for May 1, 2015 through April 30, 2024, at levels of 1.10% and 1.40%, respectively.
(c)	From January 1, 2014 to June 30, 2014, percentages were 1.30% and 1.60%, respectively.

During the year or period ended December 31, 2014, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

Emerging Markets Core Equity	$244,132	$—	$34,080	$2,589
Emerging Markets Equity Blend	—	—	35,913	—
Emerging Markets Multi Asset	—	—	11,782	—
Emerging Markets Debt	—	—	11,014	—
Emerging Markets Income	22,493	106,483	732	7,177
Explorer Total Return	84,543	—	15,505	—

Annual Report  89

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year or period ended December 31, 2014, State Street waived its fees as follows:

Portfolio	Amount

Emerging Markets Core Equity	$6,250
Emerging Markets Income	12,500

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the year or period ended December 31, 2014, BFDS waived its fees as follows:

Portfolio	Amount

Emerging Markets Core Equity	$7,968
Emerging Markets Income	12,200

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Funds based on relative net assets. Effective January 1, 2015, the compensation for Independent Directors is comprised of: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings, although per-meeting attendance fees will no longer be paid. Compensation is, generally, divided among the Lazard Funds and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”), based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year or period ended December 31, 2014 were as follows:

90  Annual Report

Portfolio	Purchases	Sales

Emerging Markets Equity	$1,666,720,641	$2,132,071,327
Emerging Markets Core Equity	53,821,267	12,602,526
Developing Markets Equity	295,038,269	387,619,034
Emerging Markets Equity Blend	337,327,981	278,798,326
Emerging Markets Multi Asset	230,366,935	226,918,289
Emerging Markets Debt	606,980,602	690,718,780
Emerging Markets Income	1,258,736	585,958
Explorer Total Return	267,474,832	164,481,486

	US Government Securities
Portfolio	Purchases	Sales

Emerging Markets Debt	$5,119,296	$5,075,848
Explorer Total Return	7,572,051	7,580,203

For the year or period ended December 31, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2014, the Portfolios had borrowings under the Agreement as follows:

			Weighted	Number of
	Average	Maximum	Average	Days
	Daily Loan	Daily Loan	Interest	Borrowings
Portfolio	Balance*	Outstanding	Rate	were Outstanding

Emerging Markets Equity	$3,300,000	$3,300,000	1.09%	1
Emerging Markets Core Equity	673,333	1,700,000	1.10	12
Developing Markets Equity	2,630,000	8,100,000	1.12	10
Emerging Markets Equity Blend	7,950,000	8,150,000	1.09	5
Emerging Markets Debt	14,559,091	27,100,000	1.10	22

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of December 31, 2014 is categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(b) Fixed-Income and Debt Securities Risk—While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolios’ investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the

Annual Report  91

security’s value could fall, potentially lowering the Portfolios’ share price. Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolios are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolios may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolios may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 –other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2014:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2014

Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$385,216,971	$1,563,409,888	$—	$1,948,626,859
China	621,784,693	892,022,617	—	1,513,807,310
Hong Kong	363,419,605	145,402,653	—	508,822,258
Indonesia	317,232,139	582,097,814	—	899,329,953
Russia	114,159,437	826,406,681	—	940,566,118
Other	698,555,858	6,755,272,126	—	7,453,827,984
Short-Term Investment	401,587,979	—	—	401,587,979
Total	$2,901,956,682	$10,764,611,779	$—	$13,666,568,461

92 Annual Report

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2014

Emerging Markets Core Equity Portfolio
Common Stocks*
Brazil	$680,395	$1,514,306	$—	$2,194,701
China	2,978,969	5,967,250	—	8,946,219
Hong Kong	658,784	1,352,417	—	2,011,201
South Korea	569,911	3,696,945	—	4,266,856
Taiwan	1,901,564	5,571,717	—	7,473,281
Other	7,825,122	9,874,754	—	17,699,876
Preferred Stocks*	982,932	235,343	—	1,218,275
Right*	18,634	—	—	18,634
Short-Term Investment	258,200	—	—	258,200
Total	$15,874,511	$28,212,732	$—	$44,087,243

Developing Markets Equity Portfolio
Common Stocks*
Brazil	$14,765,183	$19,446,509	$—	$34,211,692
China	31,886,708	61,109,108	—	92,995,816
Colombia	10,714,962	3,685,099	—	14,400,061
Hong Kong	3,784,600	22,151,388	—	25,935,988
India	21,565,988	40,675,047	—	62,241,035
Russia	7,546,594	22,704,849	—	30,251,443
Other	38,113,151	125,987,175	—	164,100,326
Preferred Stocks*	7,342,644	5,126,105	—	12,468,749
Short-Term Investment	63,315	—	—	63,315
Total	$135,783,145	$300,885,280	$—	$436,668,425

Emerging Markets Equity Blend Portfolio
Common Stocks*
Brazil	$16,295,194	$39,045,777	$—	$55,340,971
China	36,486,117	65,281,828	—	101,767,945
Hong Kong	7,669,834	16,630,397	—	24,300,231
India	13,639,702	37,556,907	—	51,196,609
Indonesia	7,501,396	24,228,610	—	31,730,006
Russia	14,146,890	23,949,926	—	38,096,816
Turkey	15,188,093	26,987,898	—	42,175,991
Other	44,188,549	172,431,397	—	216,619,946
Preferred Stocks*	2,649,283	7,271,974	—	9,921,257
Short-Term Investment	9,275,314	—	—	9,275,314
Total	$167,040,372	$413,384,714	$—	$580,425,086

Emerging Markets Multi Asset Portfolio
Assets:
Common Stocks*
Brazil	$2,915,052	$7,000,733	$—	$9,915,785
China	6,462,671	11,407,215	—	17,869,886
Hong Kong	1,342,743	3,033,470	—	4,376,213
India	2,524,620	6,793,813	—	9,318,433
Indonesia	1,331,888	4,542,611	—	5,874,499
Russia	2,500,874	4,383,638	—	6,884,512
Taiwan	2,362,992	8,545,437	—	10,908,429
Turkey	2,525,701	4,858,073	—	7,383,774
Other	7,949,874	20,423,661	—	28,373,535
Preferred Stocks*	462,535	1,315,364	—	1,777,899
Corporate Bonds*	—	16,006,730	—	16,006,730
Foreign Government Obligations*	—	35,736,934	—	35,736,934

Annual Report  93

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2014

Emerging Markets Multi Asset Portfolio (concluded)
Assets:
Quasi Government Bonds*	$—	$2,746,816	$—	$2,746,816
US Treasury Securities	—	16,255,583	—	16,255,583
Warrant**	—	—	—	—
Short-Term Investment	24,283,883	—	—	24,283,883
Other Financial Instruments†
Forward Currency Contracts	—	620,919	—	620,919
Total	$54,662,833	$143,670,997	$—	$198,333,830

Liabilities:
Other Financial Instruments†
Credit Default Swap Agreements	$—	$(202,248)	$—	$(202,248)
Forward Currency Contracts	—	(789,445)	—	(789,445)
Total	$—	$(991,693)	$—	$(991,693)

Emerging Markets Debt Portfolio
Corporate Bonds*	$—	$28,735,128	$—	$28,735,128
Foreign Government Obligations*	—	258,712,364	—	258,712,364
Quasi Government Bonds*	—	6,361,544	—	6,361,544
Short-Term Investment	35,443,056	—	—	35,443,056
Total	$35,443,056	$293,809,036	$—	$329,252,092

Emerging Markets Income Portfolio
Assets:
Foreign Government Obligations*	$—	$1,652,765	$—	$1,652,765
Supranationals	—	47,776	—	47,776
US Treasury Securities	—	3,162,242	—	3,162,242
Short-Term Investment	754,131	—	—	754,131
Other Financial Instruments†
Forward Currency Contracts	—	42,011	—	42,011
Total	$754,131	$4,904,794	$—	$5,658,925

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(53,977)	$—	$(53,977)

Explorer Total Return Portfolio
Assets:
Corporate Bonds*	$—	$40,084,650	$—	$40,084,650
Foreign Government Obligations*	—	71,528,029	—	71,528,029
Quasi Government Bonds*	—	6,919,702	—	6,919,702
Warrant**	—	—	—	—
Short-Term Investment	19,069,028	—	—	19,069,028
Other Financial Instruments†
Forward Currency Contracts	—	891,378	—	891,378
Total	$19,069,028	$119,423,759	$—	$138,492,787

Liabilities:
Other Financial Instruments†
Credit Default Swap Agreements	$—	$(667,365)	$—	$(667,365)
Forward Currency Contracts	—	(1,052,065)	—	(1,052,065)
Total	$—	$(1,719,430)	$—	$(1,719,430)

*	Please refer to Portfolios of Investments (page 20 through 57) and Notes to Portfolios of Investments (page 65 through 66) for portfolio holdings by country and industry.
**	The warrant was reported in the Portfolios of Investments at zero market value.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

94  Annual Report

Certain common stocks (see footnote (b) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (b) in the Notes to Portfolios of Investments) in the Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Blend and Emerging Markets Multi Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

At December 31, 2014, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

Emerging Markets Equity	$10,032,011,427
Emerging Markets Core Equity	1,582,038
Developing Markets Equity	308,159,964
Emerging Markets Equity Blend	307,174,206
Emerging Markets Multi Asset	61,508,710

There were no other transfers into or out of Levels 1, 2, or 3 during the year ended December 31, 2014.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of covered call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

A Portfolio enters into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired return.

Emerging Markets Multi Asset Portfolio

During the year ended December 31, 2014, the notional amounts of purchases and sales of forward currency contracts were $968,050,165 and $990,801,392, respectively, with average notional exposure of approximately $113,300,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2014:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$620,919
Liability Derivatives
Credit Risk:
Gross unrealized depreciation on credit default swap agreements	$202,248
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$789,445

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized loss on credit default swaps	$(731,419)
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(234,544)
Net realized loss on purchased options	$(208,792)
Net realized gain on written options	$62,824
Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(14,908)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized depreciation on credit default swap agreements	$(193,201)

Annual Report  95

Amount

Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(290,787)
Net change in unrealized appreciation on purchased options	$22,374
Net change in unrealized depreciation on written options	$(9,268)
Interest Rate Risk:
Net change in unrealized appreciation on interest rate swap agreements	$23,639

Emerging Markets Debt Portfolio

During the year ended December 31, 2014, the notional amounts of purchases and sales of forward currency contracts were $665,545,285 and $704,238,210, respectively, with average notional exposure of approximately $95,000,000.

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(1,336,828)
Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(99,364)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$232,420
Interest Rate Risk:
Net change in unrealized appreciation on interest rate swap agreements	$57,579

Emerging Markets Income Portfolio

During the period ended December 31, 2014, the notional amounts of purchases and sales of forward currency contracts were $42,866,848 and $39,656,853, respectively, with average notional exposure of approximately $5,800,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2014:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$42,011
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$53,977

The effect of derivative instruments on its Statement of Operations for the period ended December 31, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(254,516)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(11,966)

Explorer Total Return Portfolio

During the year ended December 31, 2014, the notional amounts of purchases and sales of forward currency contracts were $1,195,812,367 and $1,209,362,474, respectively, with average notional exposure of approximately $129,400,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2014:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$891,378
Liability Derivatives
Credit Risk:
Gross unrealized depreciation on credit default swap agreements	$667,365
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,052,065

96  Annual Report

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized loss on credit default swaps	$(1,037,591)
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$1,729,644
Net realized loss on purchased options	$(122,831)
Net realized gain on written options	$40,430
Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(6,495)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized depreciation on credit default swap agreements	$(667,964)
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(188,503)
Net change in unrealized appreciation on purchased options	$11,516
Net change in unrealized depreciation on written options	$(4,778)
Interest Rate Risk:
Net change in unrealized appreciation on interest rate swap agreements	$14,294

See Notes 2(c), 2(d), 2(e) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the year or period ended December 31, 2014.

As of December 31, 2014, Emerging Markets Multi Asset, Emerging Markets Debt, Emerging Markets Income and Explorer Total Return Portfolios hold derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Annual Report  97

The required information for the affected Portfolios are presented in the below table, as of December 31, 2014:

Emerging Markets Multi Asset Portfolio

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets and	of Assets and
Description	Assets	Liabilities	Liabilities

Forward Currency Contracts	$620,919	$—	$620,919

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented in
	Statement of Assets	Financial	Collateral
Counterparty	and Liabilities	Instruments	Received	Net Amounts

Bank of America NA	$2,806	$(2,806)	$—	$—
Barclays Bank PLC	99,964	(99,964)	—	—
BNP Paribas SA	3,672	(3,672)	—	—
Citibank NA	97,985	(97,985)	—	—
HSBC Bank USA NA	255	(255)	—	—
JPMorgan Chase Bank NA	148,596	(148,596)	—	—
Standard Chartered Bank	187,818	(187,818)	—	—
UBS AG	79,823	(23,108)	—	56,715
Total	$620,919	$(564,204)	$—	$56,715

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets and	of Assets and
Description	Liabilities	Liabilities	Liabilities

Credit Default Swap Agreements	$202,248	$—	$202,248
Forward Currency Contracts	789,445	—	789,445
Total	$991,693	$—	$991,693

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented in
	Statement of Assets	Financial	Collateral
Counterparty	and Liabilities	Instruments	Pledged	Net Amounts

Bank of America NA	$45,335	$(2,806)	$—	$42,529
Barclays Bank PLC	272,926	(99,964)	—	172,962
BNP Paribas SA	11,041	(3,672)	—	7,369
Citibank NA	129,822	(97,985)	—	31,837
HSBC Bank USA NA	48,412	(255)	—	48,157
JPMorgan Chase Bank NA	256,765	(148,596)	—	108,169
Standard Chartered Bank	204,284	(187,818)	—	16,466
UBS AG	23,108	(23,108)	—	—
Total	$991,693	$(564,204)	$—	$427,489

98  Annual Report

Emerging Markets Income Portfolio

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets and	of Assets and
Description	Assets	Liabilities	Liabilities

Forward Currency Contracts	$42,011	$—	$42,011

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented in
	Statement of Assets	Financial	Collateral
Counterparty	and Liabilities	Instruments	Received	Net Amounts

Barclays Bank PLC	$606	$(99)	$—	$507
Citibank NA	10,583	(3,747)	—	6,836
HSBC Bank USA NA	20	(20)	—	—
JPMorgan Chase Bank NA	26,526	(26,526)	—	—
Standard Chartered Bank	2,834	(2,834)	—	—
UBS AG	1,442	—	—	1,442
Total	$42,011	$(33,226)	$—	$8,785

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets and	of Assets and
Description	Liabilities	Liabilities	Liabilities

Forward Currency Contracts	$53,977	$—	$53,977

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented in
	Statement of Assets	Financial	Collateral
Counterparty	and Liabilities	Instruments	Pledged	Net Amounts

Barclays Bank PLC	$99	$(99)	$—	$—
Citibank NA	3,747	(3,747)	—	—
HSBC Bank USA NA	4,555	(20)	—	4,535
JPMorgan Chase Bank NA	42,170	(26,526)	—	15,644
Standard Chartered Bank	3,406	(2,834)	—	572
Total	$53,977	$(33,226)	$—	$20,751

Annual Report  99

Explorer Total Return Portfolio

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets and	of Assets and
Description	Assets	Liabilities	Liabilities

Forward Currency Contracts	$891,378	$—	$891,378

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented in
	Statement of Assets	Financial	Collateral
Counterparty	and Liabilities	Instruments	Received	Net Amounts

Bank of America NA	$6,864	$(6,864)	$—	$—
Barclays Bank PLC	178,447	(178,447)	—	—
Citibank NA	23,059	(20,632)	—	2,427
HSBC Bank USA NA	728	(728)	—	—
JPMorgan Chase Bank NA	27,225	(27,225)	—	—
Standard Chartered Bank	449,383	(449,383)	—	—
UBS AG	205,672	(76,460)	—	129,212
Total	$891,378	$(759,739)	$—	$131,639

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets and	of Assets and
Description	Liabilities	Liabilities	Liabilities

Credit Default Swap Agreements	$667,365	$—	$667,365
Forward Currency Contracts	1,052,065	—	1,052,065
Total	$1,719,430	$—	$1,719,430

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented in
	Statement of Assets	Financial	Collateral
Counterparty	and Liabilities	Instruments	Pledged	Net Amounts

Bank of America NA	$97,611	$(6,864)	$—	$90,747
Barclays Bank PLC	853,703	(178,447)	—	675,256
Citibank NA	20,632	(20,632)	—	—
HSBC Bank USA NA	49,429	(728)	—	48,701
JPMorgan Chase Bank NA	168,773	(27,225)	—	141,548
Standard Chartered Bank	452,822	(449,383)	—	3,439
UBS AG	76,460	(76,460)	—	—
Total	$1,719,430	$(759,739)	$—	$959,691

100  Annual Report

11. Change of Independent Registered Public Accounting Firm

On February 26, 2014, Deloitte & Touche LLP (“Deloitte”) was selected as the Fund’s independent registered public accounting firm for the 2014 fiscal year. The decision to change accountants was recommended and approved by the Audit Committee and approved by a majority of the Fund’s Board, including a majority of the Independent Directors. The predecessor independent registered public accounting firm’s reports on the Fund’s financial statements for each of the years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through February 28, 2014, the date of the predecessor independent registered public accounting firm’s report on the Fund’s financial state-

ments for the year ended December 31, 2013, there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

12. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

Annual Report  101

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Lazard Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Emerging Markets Income Portfolio and Lazard Explorer Total Return Portfolio (collectively, the “Portfolios”), eight of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2014, and the related statements of operations and changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For those portfolios that commenced operations prior to 2014, the financial statements for the year ended December 31, 2013 were audited by other auditors whose reports, dated February 28, 2014, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. Where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Emerging Markets Income Portfolio and Lazard Explorer Total Return Portfolio of The Lazard Funds, Inc. as of December 31, 2014, the results of their operations, changes in their net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2015

102 Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (69)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (62 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Richard Reiss, Jr. (70)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (54)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Annual Report  103

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2015, 38 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Chief Compliance Officer and Director of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (39)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

104  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2014

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2014:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Lazard Emerging Markets Equity Portfolio	100.00%
Lazard Emerging Markets Core Equity Portfolio	86.39
Lazard Developing Markets Equity Portfolio	100.00
Lazard Emerging Markets Equity Blend Portfolio	85.20
Lazard Emerging Markets Multi Asset Portfolio	62.23
Lazard Emerging Markets Debt Portfolio	—
Lazard Emerging Markets Income Portfolio	—
Lazard Explorer Total Return Portfolio	—

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Lazard Emerging Markets Equity Portfolio	—%
Lazard Emerging Markets Core Equity Portfolio	—
Lazard Developing Markets Equity Portfolio	2.16
Lazard Emerging Markets Equity Blend Portfolio	0.37
Lazard Emerging Markets Multi Asset Portfolio	0.24
Lazard Emerging Markets Debt Portfolio	—
Lazard Emerging Markets Income Portfolio	—
Lazard Explorer Total Return Portfolio	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US non-resident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report  105

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS024

Lazard Funds Annual Report

December 31, 2014

Equity Funds

Lazard US Equity Concentrated Portfolio	Lazard International Equity Concentrated Portfolio

Lazard US Strategic Equity Portfolio	Lazard International Equity Select Portfolio

Lazard US Small Cap Equity Growth Portfolio	Lazard International Strategic Equity Portfolio

Lazard US Mid Cap Equity Portfolio	Lazard International Small Cap Equity Portfolio

Lazard US Small-Mid Cap Equity Portfolio	Lazard Global Equity Select Portfolio

Lazard International Equity Portfolio	Lazard Global Strategic Equity Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

9	Performance Overviews

20	Information About Your Portfolio’s Expenses

23	Portfolio Holdings Presented by Sector

24	Portfolios of Investments

24	Lazard US Equity Concentrated Portfolio

25	Lazard US Strategic Equity Portfolio

27	Lazard US Small Cap Equity Growth Portfolio

29	Lazard US Mid Cap Equity Portfolio

30	Lazard US Small-Mid Cap Equity Portfolio

32	Lazard International Equity Portfolio

34	Lazard International Equity Concentrated Portfolio

35	Lazard International Equity Select Portfolio

37	Lazard International Strategic Equity Portfolio

39	Lazard International Small Cap Equity Portfolio

41	Lazard Global Equity Select Portfolio

43	Lazard Global Strategic Equity Portfolio

45	Notes to Portfolios of Investments

48	Statements of Assets and Liabilities

52	Statements of Operations

56	Statements of Changes in Net Assets

61	Financial Highlights

74	Notes to Financial Statements

84	Report of Independent Registered Public Accounting Firm

85	Board of Directors and Officers Information

87	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2014, global equity markets were supported by low interest rates and declining bond yields but their overall gains were tempered by growth concerns and currency volatility. US stocks gained steadily over the year despite the discontinuation of US quantitative easing in October. International equity markets rose slightly in local currency terms but, for US dollar-based investors, returns were negative due to the dollar’s broad strength. Political and economic instability in Ukraine, Russia, and Greece, along with the effects of weaker commodity prices, held back returns in emerging markets. On the other hand, progress on structural reforms could unlock pent-up potential in countries such as India, Indonesia, and China.

Globally, fixed income markets rallied as interest rates in many countries trended lower for most of 2014. In the emerging markets, US dollar-denominated debt outperformed local currency debt for a fourth consecutive year. Meanwhile, the decline in the price of oil led to significant underperformance in the debt of countries that are heavily dependent on oil exports. In general, lower oil prices should be economically favorable for many countries as it can boost consumer spending and strengthen national finances.

At Lazard Asset Management LLC, we remain focused on active management and are committed to leveraging our strengths in pursuing the Portfolio’s investment objectives so that you, a valued shareholder in Lazard Funds, achieve your financial goals. Over the years, we understand that your investment preferences may change as markets evolve and as asset classes mature. With this in mind, we launched seven new mutual funds in 2014 across the alternatives, equity, and currency asset classes. We believe these funds may offer our clients’ new avenues of return. As always, we appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

US Equities

US markets rose during the year as the underlying foundations of the US economic recovery continued to improve. Deleveraging resumed with debt-to-GDP ratios improved for the private and public sector, and household assets and consumer net-worth continued to rise. Job growth also continued to accelerate, with the amount of non-farm payrolls growing by over 200,000 per month from February to December, which was sufficient to reduce the unemployment rate to 5.6%, below its long-term average. Oil prices fell to multi-year lows, which many speculate will have a net-positive effect on the US economy, as cheaper gasoline prices are expected to drive consumer spending. It is important to note that tapering, which began in January, ended in October with little reaction from the market. The debate has since moved to when tightening will begin, but investors have been encouraged by comments from the US Federal Reserve, which suggested that interest rates will remain low until the economic outlook showed further improvement.

International Equities

International equity markets finished the year modestly higher in local currencies, but, due to continued strength in the dollar versus all major currencies, US-dollar investors experienced moderate declines. Divergence in economic growth and central bank policies between the US and the rest of the world explains the dollar’s strength throughout the year. Economic data was mixed, with broadly encouraging macroeconomic signs from the US prompting the end of quantitative easing (QE) from the US Federal Reserve, while in Europe, China, and Japan the situation was reversed. Weak economic data prompted QE speculation in the euro zone, a cut in interest rates in China, and the delay of consumption-tax increases in Japan. Energy and materials stocks were the worst performers globally, as excess supply drove down commodity prices. Oil prices declined almost 50% during the period, with most declines occurring during the fourth quarter as OPEC members unexpectedly decided against reducing oil output levels despite plentiful supply and weaker demand forecasts. For global consumers, and for major oil-importing countries like India and Turkey, this is an unambiguous positive. The stronger sectors were the more-defensive and high-yielding areas such as health care, and utilities, as well as consumer facing stocks on the perception that the declining price of gasoline would benefit consumers. Emerging market stocks underperformed developed ones during the year in local currencies, as Russia’s economy shrank in November for the first time in five years due to economic sanctions and the declining price of oil, their largest export. Elsewhere, data out of Brazil showed that their economy fell into recession, another victim of falling oil and commodity prices. Both Russian and Brazilian central banks raised their interest rates in an effort to combat inflation and support their currencies.

Lazard US Equity Concentrated Portfolio

For the year ended December 31, 2014, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 18.88%, while Open Shares posted a total return of 18.28%, as compared with the 13.68% return for the S&P 500® Index.

Stock selection in the consumer discretionary sector contributed to performance. Shares of Advance Auto Parts rose after the company announced that it had closed its acquisition of General Parts International, and that were more merger synergies than expected. Stock selection in the consumer staples sector also helped returns. Shares of Molson Coors Brewing rose as the company reported broadly strong quarterly earnings, and amid speculation that the company may buy the remaining stake of its MillerCoors joint venture.

In contrast, stock selection in the energy sector detracted from performance. Shares of offshore-drilling contractor Transocean fell amid concerns facing the offshore drilling industry, which were compounded by declining oil prices. We sold our position in December. A lack of exposure to utilities also hurt returns, as the sector was the best performer in the benchmark during the year.

Lazard US Strategic Equity Portfolio

For the year ended December 31, 2014, the Lazard US Strategic Equity Portfolio’s Institutional Shares posted a total return of 15.04%, while Open Shares posted a total return of 14.77%, as compared with the 13.68% return for the S&P 500 Index. The R6 Shares posted a total return of 12.23% for the period since inception on May 19, 2014 through December 31, 2014, compared with the 10.94% return for the S&P 500 Index for the same period.

Stock selection in the consumer discretionary sector contributed to performance. Shares of Advance Auto Parts rose after the company announced that it had closed its acquisition of General Parts International, and that there were more

Annual Report  3

merger synergies than expected. Stock selection and an underweight position in the industrials sector also helped returns. Shares of American Airlines rose following broadly strong quarterly earnings. Additionally, increased demand for business travel and declining oil prices in the latter half of the year boosted shares.

In contrast, stock selection in the energy sector detracted from performance. Shares of offshore-drilling contractor Transocean fell amid concerns facing the offshore-drilling industry, which were compounded by declining oil prices. We sold our position in December. A lack of exposure to utilities also hurt returns, as the sector was the best performer in the benchmark during the year.

Lazard US Mid Cap Equity Portfolio

For the year ended December 31, 2014, the Lazard US Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 14.35%, while Open Shares posted a total return of 13.94%, as compared with the 13.22% return for the Russell Midcap® Index.

Stock selection in the consumer discretionary sector contributed to performance. Shares of Advance Auto Parts rose after the company announced that it had closed its acquisition of General Parts International, and that were more merger synergies than expected. Stock selection and an underweight position in the consumer staples sector also helped returns. Shares of Molson Coors Brewing rose as the company reported broadly strong quarterly earnings and amid speculation that the company may buy the remaining stake of its MillerCoors joint venture.

In contrast, stock selection in the information technology sector detracted from performance. Shares of data-analytics-services provider CoreLogic fell after the company lowered guidance, as mortgage-market headwinds impacted results. We sold our position in April, as we saw opportunities with better risk-reward profiles elsewhere. A lack of exposure to utilities and telecom services also hurt returns, as the sectors were among the best performers in the benchmark during the year.

Lazard US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2014, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 11.39%, while Open Shares posted a total return of 11.01%, as compared with the 7.07% return for the Russell 2500® Index.

Stock selection in the information technology sector contributed to performance. Shares of wireless-telecom-applications provider InterDigital rose after the company reported broadly strong quarterly earnings, and management announced that its largest customer had renewed its mobile-patent agreement after a multi-year negotiation process. Stock selection in the financials sector also helped returns. Shares of consumer finance company Springleaf rose after the company reported strong quarterly earnings and management announced in August that it planned to sell $7.2 billion of real-estate loans.

In contrast, stock selection in the materials sector detracted from performance. Shares of carbon-compound and wood-treatment maker Koppers fell after the company reported third-quarter earnings below expectations, as higher expenses hurt results. Stock selection and an underweight position in the utilities sector also hurt returns. Shares of wind-energy provider Pattern Energy fell as results were impacted by weaker-than-expected realized power prices, lower electricity production, and start-up difficulties in the latter half of the year.

Lazard International Equity Portfolio

For the year ended December 31, 2014, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of -4.29%, while Open Shares posted a total return of -4.57%, as compared with the -4.90% return for the MSCI EAFE® (Europe, Australasia, Far East) Index (the “EAFE Index”).

Stock selection in the consumer discretionary sector contributed to relative returns as strong results saw shares rise from Japanese shoe-maker Asics and Japanese discount-retailer Don Quijote. In the energy sector, stock selection was beneficial to relative returns as the strategy owns stocks that are less sensitive to moves in the price of oil. For example, shares of Australian fuel-supplier Caltex rose on company guidance that highlighted strong refining margins. Elsewhere, shares of Irish discount-airline Ryanair and British airline International Consolidated Airlines both benefited from the declining price of oil.

In contrast, stock selection in the financials sector detracted from relative returns. Shares of Japanese financial-services firm Sumitomo Mitsui Financial Group declined as Japanese banks experienced margin pressure on loans amid low interest rates. Additionally, shares of Greek bank Piraeus

4  Annual Report

declined along with the broader Greek stock market amid renewed political uncertainty. Within the information technology sector, shares of Japanese LCD manufacturer Japan Display declined on weaker-than-expected demand; we exited the position during the first half of the year. Lastly, stock selection in the materials sector detracted from relative returns as shares of British aluminum-packaging company Rexam declined on comments from management that highlighted rising costs.

Lazard International Equity Concentrated Portfolio

For the period since inception on August 29, 2014 through December 31, 2014, the Lazard International Equity Concentrated Portfolio’s Institutional Shares posted a total return of -4.60%, while Open Shares posted a total return of -4.66%, as compared with the -8.53% return for the MSCI All Country World® (ACW) ex-US Index.

In the industrials sector, shares of British airline operator International Consolidated Airlines performed well on the declining price of oil, a major input cost for the industry. Within energy, stock selection and low exposure to the underperforming sector was beneficial to relative returns as the strategy owns stocks that are less sensitive to moves in the price of oil. For example, shares of Australian fuel-supplier Caltex rose on company guidance that highlighted strong refining margins. Stock selection within the health care sector was additive to relative returns as shares of Israeli pharmaceutical company Teva performed well on results that highlighted continued success in rolling out a new formulation of their market-leading multiple sclerosis drug.

In contrast, stock selection in the financials and materials sectors detracted from relative returns. In the financials sector, shares of Greek bank Piraeus declined along with the broader Greek stock market amid renewed political uncertainty. Shares of British mining company Anglo American declined primarily on lower iron ore prices due to rising supply and slowing demand growth in China. Lastly, stock selection in the consumer staples sector hurt relative returns as shares of Japan Tobacco declined amid news that the Japanese government might increase taxes applied to some brands the company currently produces.

Lazard International Equity Select Portfolio

For the year ended December 31, 2014, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of -4.29%, while Open Shares posted a total return of -4.76%, as compared with the -3.87% return for the MSCI ACW ex-US Index.

The Portfolio slightly underperformed the MSCI ACW ex-US Index for the year ended December 31, 2014, primarily driven by stock selection in the financials and telecom services sectors. Within financials, shares of Russian financial services firm Sberbank fell amid more economic uncertainty pertaining to sanctions, the decline in the price of oil, and the fall in the ruble. Similarly, within, the telecom services sector, Russian mobile-phone operator Mobile TeleSystems declined on many of the same concerns. Despite being mostly offset by having low exposure to the underperforming sector, stock selection in the materials sector detracted from relative returns as shares of British aluminum-packaging company Rexam declined on comments from management that highlighted rising costs that are impacting profit margins.

In contrast, stock selection and high exposure to the outperforming health-care sector contributed to relative returns. Shares of Swiss pharmaceutical company Novartis rallied following a heart-failure drug study, which revealed that the treatment was more effective than the standard therapy. Danish pharmaceutical company Novo Nordisk also rose on the regulatory approval of a new weight loss drug. Lastly, low exposure to the underperforming energy sector was beneficial to relative returns.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2014, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of -1.48%, while Open Shares posted a total return of -1.78%, as compared with the -4.90% return for the EAFE Index.

In the energy sector, the Portfolio benefited from its very low exposure to the companies hurt most by falling oil prices, while Australian fuel-marketer Caltex was a beneficiary of its major restructuring initiatives as well as the oil environment. In materials, Australian packaging company Amcor and German flavor-maker Symrise reported encouraging results. The Portfolio also benefitted from little exposure to falling commodity materials and mining companies. Stock selection in the health care sector was strong, as Swiss pharmaceutical company Novartis reported very encouraging results from an acute heart failure drug, while private-

Annual Report  5

hospital operator Mediclinic International also saw good progress. Elsewhere, 2014 was another strong year for insurance- and investment-provider Prudential, and for Thai bank Kasikornbank, while Associated British Foods benefited from a material rerating of its discount-apparel retailer Primark. In the Philippines, the conglomerate GT Capital rose on the back of very strong sales at its Toyota subsidiary.

Performance in consumer discretionary stocks was mixed. Strong profits and share price rises were seen at Japanese retailers Don Quijote and Ryohin Keikaku, global-sportswear brand Asics, auto-supplier Valeo, and US-jeweler Signet after its takeover of key rival Zales. In contrast, Sands China suffered from continuing weak activity in Macau, Volkswagen struggled to feed its cost savings into profits, and the Portfolio’s media holdings, such as Informa, generally suffered from the weak cyclical rebound in activity.

On the negative side, aerospace manufacturer Airbus gave a very disappointing profit outlook; we exited our position during the year. Greek bank Piraeus fell on political fears, while Brazilian real estate agent Lopes suffered from a weak macroeconomic environment. The Portfolio also suffered from its low exposure to utility stocks, and the lack of rain to supply Sao Paolo water-utility SABESP.

Regarding the Euro, its depreciation is a primary mechanism through which the European Central Bank can further loosen monetary conditions for the euro zone. The Portfolio does not hedge currencies, but would observe that there are two natural hedging effects in place. The first is that many of the euro-denominated shares held in the Portfolio are of companies who derive substantial profits in currencies other than the euro. The second is that the fall in the euro will provide a natural stimulus effect to euro zone economies and companies from increased exports and export margins. The portfolio team will continue to focus on stock selection as the key driver of performance over time.

Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2014, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of -2.77%, while Open Shares posted a total return of -3.05%, as compared with the -4.95% return for the MSCI EAFE Small Cap® Index.

Stock selection in consumer discretionary, materials, energy, and health care contributed to the outperformance while poor stock selection in financials detracted from performance. On a regional basis, stock picking in continental Europe, the United Kingdom, and Asia ex-Japan contributed to performance while stock picking in Japan detracted.

One of the contributors to portfolio performance was UK-based Synergy Health, a supplier of outsourced support services to the health care markets in Europe, South Africa, and Asia. Activities include sterilization of medical devices, infection control, and other environmental management services. In October, the New York Stock Exchange-listed company, Steris, made an attractive offer to buy Synergy at a substantial premium to the then-current share price. The two companies would appear to be a strong fit in terms of having similar services, but as they are geographically distinct, we believe there is little likelihood of antitrust issues blocking the proposed purchase. In terms of the ongoing business, Synergy announced in November a strong set of interim results with good growth in sterilization and continued margin gains.

Belgian-based Kinepolis was a key contributor to the Portfolio’s annual performance. The company operates cinemas in its home market as well as France, Spain, the Netherlands, Switzerland, and Poland. During the year, Kinepolis made an important acquisition in the Netherlands which included several greenfield development projects. It also took advantage of tough economic conditions in Spain to add several key cinemas to its existing portfolio at a very low price. The group continues to show strong growth in in-theatre sales (food, beverages, and retail), in addition to enjoying an increasing number of visitors. Kinepolis remains strongly cash-generative and continues to execute a share buyback program, even as it assesses additional opportunities to purchase reasonably priced European cinemas.

Topcon, a Japanese manufacturer of optical devices including surveying equipment and ophthalmological equipment, contributed to positive Portfolio performance for the year. The company revised and extended its mid-term plan when it posted results in the second quarter of the calendar year in support of continuing strong operating profit growth. Topcon is benefitting from new product introductions and, based on the company’s successful restructuring, we are of the belief that management will execute on its expansion plans.

6  Annual Report

APR Energy, a London-listed provider of temporary power, was a detractor to the Portfolio during the year, as one of the company’s key contracts in Libya faces renewal risk. With large contracts and with limited visibility, the market has derated the stock during the year. Political as well as operational risks are weighing on the valuation. The portfolio team continues to monitor these developments and is actively assessing the risk/reward trade-off reflected in the current market price.

A detractor of performance during the year was UK-based Foxtons Group, which serves as a real estate broker in the greater London area. The shares traded lower as the company issued a subdued outlook statement and investors grew concerned that prices in London may be unsustainable, which would hinder Foxtons revenues going forward. The portfolio team, after recent meetings with management, has concluded that the company’s blended model of both estate agency and rental services, along with its store expansion program, offers long-term value.

Ship Healthcare Holdings detracted from quarterly performance in Japan. The company is a manufacturer and distributor of healthcare products to hospitals and also provides hospital engineering/consulting services. Ship Healthcare is expanding overseas. To fund this expansion and other projects, the company announced plans for a secondary share offering in October, which contributed to a 16% dilution. Longer term we expect Ship Healthcare to benefit from ongoing demand in Japan and overseas for its services and expertise.

Lazard Global Equity Select Portfolio

For the year ended December 31, 2014, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of 3.84%, while Open Shares posted a total return of 3.54%, as compared with the 4.16% return for the MSCI ACW Index.

Stock selection and an overweight position in the information technology sector contributed to performance. Shares of chipmaker NXP Semiconductors rose after the company reported quarterly earnings above expectations, driven by broadly strong performance across its businesses. Stock selection and an overweight position in the health care sector also helped returns. Shares of pharmaceuticals maker Vertex rose after the company released successful phase-3 trial results for one of its main value-driving cystic fibrosis treatments.

In contrast, stock selection in the financials sector detracted from performance. Shares of Greek bank Piraeus fell amid a selloff in Greek stocks, as uncertainty surrounding the country’s presidential election weighed on shares. Stock selection in the consumer discretionary sector also hurt returns. Shares of media company Viacom fell amid investor concerns about the television advertising pricing environment.

Lazard Global Strategic Equity Portfolio

For the period since inception on August 29, 2014 through December 31, 2014, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of -0.36%, while Open Shares posted a total return of -0.46%, as compared with the -2.84% return for the MSCI ACW Index.

The Portfolio outperformed the broader market during the year. In the energy sector, the Portfolio benefited from its very-low exposure to the companies hurt most by the falling oil price, while Australian fuel-marketer Caltex was a beneficiary. The Portfolio also gained from the lower fuel price as its holdings in airlines International Consolidated Airlines Group and American rose. In the health care sector, medical supplier Carefusion saw a bid from rival Becton Dickinson, while private hospital-operators Spire Healthcare and Mediclinic reported strong results. Visa and MasterCard had lagged the market earlier in the year, but strong results reaffirming the business model resulted in gains in the fourth quarter.

The consumer discretionary sector was mixed. Strong results from Japanese retailer Don Quijote, global sportswear brand Asics, and Advanced Auto Parts in the United States were offset by disappointing progress at J.C. Penney, and a slowdown in enrollment growth at Brazilian education-provider Estacio.

On the negative side, SoftBank suffered from lower profit guidance at its US subsidiary Sprint, where the new management is rightly looking to build scale before rebuilding margins, while Piraeus Bank in Greece and the Russian hypermarket-operator Lenta suffered from macro and political headwinds. We exited our position in Lenta during the year.

Annual Report  7

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

8  Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, S&P 500® Index and Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	One Year	Five Years	Since Inception	†
Institutional Shares**	18.88%	14.71%	7.91%
Open Shares**	18.28%	14.32%	7.59%
S&P 500 Index	13.68%	15.45%	8.00%
Russell 1000 Value/S&P 500 Linked Index	13.69%	14.73%	6.92%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Equity Value Portfolio. As of May 31, 2012, the Portfolio changed its name to Lazard U.S. Equity Concentrated Portfolio and changed its investment strategy to invest in primarily equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Russell 1000 Value/S&P 500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 and the S&P 500 Index for all periods thereafter. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest US companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

Annual Report  9

Lazard US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	15.04%	14.24%	7.13%	7.13%
Open Shares**	14.77%	13.91%	6.82%	6.82%
R6 Shares**	N/A	N/A	N/A	12.23%
S&P 500 Index	13.68%	15.45%	7.67%	7.65%
				(Institutional and Open Shares)
				10.94% (R6 Shares)

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares and R6 Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

10  Annual Report

Lazard US Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns*

Years Ended December 31, 2014

	One Year	Five Years	Ten Years
Institutional Shares**	14.35%	13.38%	6.87%
Open Shares**	13.94%	13.04%	6.57%
Russell Midcap Index	13.22%	17.19%	9.56%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest US companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  11

Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Years Ended December 31, 2014

	One Year	Five Years	Ten Years
Institutional Shares**	11.39%	14.26%	8.54%
Open Shares**	11.01%	13.91%	8.20%
Russell 2500 Index	7.07%	16.36%	8.72%
Russell 2000/2500 Linked Index	7.07%	16.36%	8.46%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000 Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 24, 2008 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

12  Annual Report

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Years Ended December 31, 2014

	One Year	Five Years	Ten Years
Institutional Shares**	–4.29%	7.31%	5.34%
Open Shares**	–4.57%	7.00%	5.03%
EAFE Index	–4.90%	5.33%	4.43%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  13

Lazard International Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Concentrated Portfolio and MSCI ACW® ex-US Index

Total Returns*

Period Ended December 31, 2014

	Since Inception	†
Institutional Shares**	–4.60%
Open Shares**	–4.66%
MSCI ACW ex-US Index	–8.53%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACW ex-US Index is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was August 29, 2014.

14  Annual Report

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI ACW ex-US Index and MSCI EAFE/ACW ex-US Linked Index*

Average Annual Total Returns*

Years Ended December 31, 2014

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	–4.29%	6.15%	3.86%
Open Shares**	–4.76%	5.79%	3.51%
MSCI ACW ex-US Index	–3.87%	4.43%	5.13%
MSCI EAFE/ACW ex-US Linked Index	–3.87%	3.91%	3.73%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACW ex-US Index is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE/ACW ex-US Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the EAFE Index for all periods through June 30, 2010 and the MSCI ACW ex-US Index for all periods thereafter. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  15

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	Institutional Shares				Open Shares
	One	Five	Since		One	Five	Since
	Year	Years	Inception	†	Year	Years	Inception	†
International Strategic Equity Portfolio**	–1.48%	9.73%	7.10%		–1.78%	9.43%	5.30%
EAFE Index	–4.90%	5.33%	4.19%		–4.90%	5.33%	2.81%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

16  Annual Report

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*

Years Ended December 31, 2014

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	–2.77%	10.44%	4.72%
Open Shares**	–3.05%	10.08%	4.41%
MSCI EAFE Small Cap Index	–4.95%	8.63%	6.04%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  17

Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and MSCI ACW Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	One	Since
	Year	Inception	†
Institutional Shares**	3.84%	3.83%
Open Shares**	3.54%	3.53%
MSCI ACW Index	4.16%	4.16%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACW Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2013.

18  Annual Report

Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and MSCI ACW Index*

Total Returns*

Period Ended December 31, 2014

	Since
	Inception	†
Institutional Shares**	–0.36%
Open Shares**	–0.46%
MSCI ACW Index	–2.84%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACW Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was August 29, 2014.

Annual Report  19

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2014 through December 31, 2014 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio During Period 7/1/14 - 12/31/14

US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,090.10	$4.21	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Open Shares
Actual	$1,000.00	$1,087.60	$6.58	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%

US Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,069.10	$3.91	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$1,067.60	$5.47	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
R6 Shares
Actual	$1,000.00	$1,069.60	$3.65	0.70%
Hypothetical	$1,000.00	$1,028.73	$3.57	0.70%

20  Annual Report

Portfolio	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio During Period 7/1/14 - 12/31/14

US Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,082.80	$5.51	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$1,080.50	$7.08	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%

US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,025.90	$4.44	0.87%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43	0.87%
Open Shares
Actual	$1,000.00	$1,024.40	$6.17	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16	1.21%

International Equity
Institutional Shares
Actual	$1,000.00	$914.10	$4.29	0.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.72	$4.53	0.89%
Open Shares
Actual	$1,000.00	$912.70	$5.64	1.17%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96	1.17%

International Equity Concentrated**
Institutional Shares
Actual	$1,000.00	$954.00	$3.72	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.76	$3.84	1.15%
Open Shares
Actual	$1,000.00	$953.40	$4.69	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.77	$4.84	1.45%

International Equity Select
Institutional Shares
Actual	$1,000.00	$898.20	$5.50	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Open Shares
Actual	$1,000.00	$896.50	$6.93	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.38	1.45%

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$927.40	$4.08	0.84%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Open Shares
Actual	$1,000.00	$925.60	$5.34	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%

Annual Report  21

Portfolio	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio During Period 7/1/14 - 12/31/14

International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$918.30	$5.46	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.75	1.13%
Open Shares
Actual	$1,000.00	$916.60	$6.96	1.44%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.32	1.44%

Global Equity Select
Institutional Shares
Actual	$1,000.00	$1,001.40	$5.55	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Open Shares
Actual	$1,000.00	$998.50	$7.05	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Global Strategic Equity**
Institutional Shares
Actual	$1,000.00	$996.40	$3.67	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.90	$3.70	1.10%
Open Shares
Actual	$1,000.00	$995.40	$4.63	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.93	$4.67	1.40%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

**	The Portfolio commenced operations on August 29, 2014.

22  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2014

Sector*	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio	Lazard US Small Cap Equity Growth Portfolio	Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio

Consumer Discretionary	32.5%	17.7%	21.1%	36.6%	18.6%
Consumer Staples	8.6	4.3	4.7	7.3	—
Energy	—	7.6	1.8	4.0	2.8
Financials	1.9	18.4	2.5	15.0	25.2
Health Care	17.5	13.3	34.3	5.3	8.2
Industrials	—	6.8	11.7	10.9	19.0
Information Technology	22.3	25.8	22.6	12.9	15.2
Materials	—	3.5	1.3	3.9	5.5
Utilities	—	—	—	—	2.6
Repurchase Agreement	—	—	—	—	2.9
Short-Term Investments	17.2	2.6	—	4.1	—
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

Consumer Discretionary	16.6%	11.5%	11.2%	19.8%	25.7%
Consumer Staples	9.5	5.5	10.9	8.6	4.4
Energy	4.1	2.3	3.8	3.2	2.7
Financials	21.6	26.0	18.2	22.3	22.3
Health Care	13.0	11.7	14.0	15.4	7.6
Industrials	14.1	21.4	14.8	9.3	17.0
Information Technology	4.5	4.9	7.9	1.1	12.5
Materials	5.2	5.0	3.9	9.2	5.9
Telecommunication Services	8.0	8.2	7.8	5.3	—
Utilities	1.0	—	1.7	1.9	0.3
Repurchase Agreement	2.4	—	—	—	—
Short-Term Investments	—	3.5	5.8	3.9	1.6
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio

Consumer Discretionary	8.1%	17.6%
Consumer Staples	7.2	12.3
Energy	2.9	3.0
Financials	22.4	14.2
Health Care	14.3	18.0
Industrials	11.5	9.8
Information Technology	25.6	11.7
Materials	3.5	3.9
Telecommunication Services	0.3	4.7
Short-Term Investments	4.2	4.8
Total Investments	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  23

The Lazard Funds, Inc. Portfolios of Investments December 31, 2014

Description	Shares	Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 82.3%

Alcohol & Tobacco | 3.7%
Molson Coors Brewing Co., Class B	170,012	$12,669,294

Commercial Services | 3.2%
Blackhawk Network Holdings, Inc. (a)	217,260	8,429,688
NeuStar, Inc., Class A (a)	81,705	2,271,399
		10,701,087
Financial Services | 1.9%
Janus Capital Group, Inc.	392,370	6,328,928

Food & Beverages | 4.8%
Sysco Corp.	413,110	16,396,336

Leisure & Entertainment | 22.5%
Houghton Mifflin Harcourt Co. (a)	1,002,572	20,763,266
Norwegian Cruise Line Holdings, Ltd. (a)	334,920	15,660,859
Orbitz Worldwide, Inc. (a)	2,083,850	17,150,085
The Madison Square Garden Co., Class A (a)	127,895	9,625,378
Viacom, Inc., Class B	173,455	13,052,489
		76,252,077
Medical Products | 5.5%
Baxter International, Inc.	234,310	17,172,580
Bruker Corp. (a)	67,370	1,321,799
		18,494,379
Description	Shares	Value

Pharmaceutical & Biotechnology | 11.9%
Pfizer, Inc.	690,227	$21,500,571
Zoetis, Inc.	438,521	18,869,559
		40,370,130
Retail | 9.8%
Advance Auto Parts, Inc.	195,237	31,097,350
J.C. Penney Co., Inc. (a)	350,590	2,271,823
		33,369,173
Semiconductors & Components | 4.6%
Xerox Corp.	1,130,945	15,674,898

Technology Hardware | 14.4%
Apple, Inc.	127,482	14,071,463
Cisco Systems, Inc.	674,785	18,769,145
EMC Corp.	537,210	15,976,625
		48,817,233
Total Common Stocks (Identified cost $229,881,238)		279,073,535

Short-Term Investment | 17.1%
State Street Institutional Treasury Money Market Fund (Identified cost $57,956,904)	57,956,904	57,956,904

Total Investments | 99.4% (Identified cost $287,838,142) (b)		$337,030,439

Cash and Other Assets in Excess of Liabilities | 0.6%		2,055,250

Net Assets | 100.0%		$339,085,689

The accompanying notes are an integral part of these financial statements.

24   Annual Report

Description	Shares	Value

Lazard US Strategic Equity Portfolio

Common Stocks | 97.4%

Alcohol & Tobacco | 1.9%
Molson Coors Brewing Co., Class B	37,085	$2,763,574

Banking | 1.6%
Regions Financial Corp.	209,625	2,213,640

Cable Television | 1.0%
Comcast Corp., Class A	25,450	1,465,029

Chemicals | 1.3%
Eastman Chemical Co.	24,930	1,891,190

Commercial Services | 4.1%
Corrections Corp. of America	68,610	2,493,287
ServiceMaster Global Holdings, Inc.	37,475	1,003,206
The ADT Corp.	20,600	746,338
Tyco International PLC	34,800	1,526,328
		5,769,159
Computer Software | 1.0%
Microsoft Corp.	30,425	1,413,242

Consumer Products | 0.0%
Hasbro, Inc.	600	32,994

Energy Exploration & Production | 5.0%
Anadarko Petroleum Corp.	19,400	1,600,500
Apache Corp.	28,675	1,797,062
Devon Energy Corp.	36,850	2,255,589
EOG Resources, Inc.	16,200	1,491,534
		7,144,685
Energy Integrated | 0.9%
Consol Energy, Inc.	38,200	1,291,542

Energy Services | 1.7%
Dril-Quip, Inc. (a)	11,400	874,722
HollyFrontier Corp.	39,425	1,477,649
		2,352,371
Description	Shares	Value

Financial Services | 13.1%
Ally Financial, Inc. (a)	93,975	$2,219,690
American Express Co.	34,500	3,209,880
CBOE Holdings, Inc.	31,600	2,004,072
Citigroup, Inc.	57,525	3,112,678
Intercontinental Exchange, Inc.	13,425	2,943,968
Morgan Stanley	53,600	2,079,680
Visa, Inc., Class A	11,450	3,002,190
		18,572,158
Food & Beverages | 2.4%
Sysco Corp.	84,815	3,366,307

Forest & Paper Products | 1.4%
International Paper Co.	36,400	1,950,312

Insurance | 4.1%
Aon PLC	19,200	1,820,736
The Hartford Financial Services Group, Inc.	59,125	2,464,921
Voya Financial, Inc.	35,300	1,496,014
		5,781,671
Leisure & Entertainment | 9.7%
Bloomin’ Brands, Inc. (a)	40,325	998,447
Houghton Mifflin Harcourt Co. (a)	72,100	1,493,191
McDonald’s Corp.	17,600	1,649,120
Norwegian Cruise Line Holdings, Ltd. (a)	74,425	3,480,113
The Madison Square Garden Co., Class A (a)	19,225	1,446,874
Viacom, Inc., Class B	61,750	4,646,687
		13,714,432
Manufacturing | 5.0%
Carpenter Technology Corp.	22,370	1,101,722
Honeywell International, Inc.	32,693	3,266,685
Parker Hannifin Corp.	13,100	1,689,245
Rockwell Automation, Inc.	9,100	1,011,920
		7,069,572
Medical Products | 3.4%
Baxter International, Inc.	65,400	4,793,166

Pharmaceutical & Biotechnology | 9.9%
Eli Lilly & Co.	34,500	2,380,155
Mylan, Inc. (a)	36,875	2,078,644
Pfizer, Inc.	157,114	4,894,101
Zoetis, Inc.	108,519	4,669,572
		14,022,472

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Shares	Value

Lazard US Strategic Equity Portfolio (concluded)

Retail | 6.3%
Advance Auto Parts, Inc.	46,783	$7,451,596
Dick’s Sporting Goods, Inc.	16,655	826,921
J.C. Penney Co., Inc. (a)	92,825	601,506
		8,880,023
Semiconductors & Components | 4.8%
Maxim Integrated Products, Inc.	30,925	985,580
NXP Semiconductors NV (a)	22,575	1,724,730
Xerox Corp.	296,200	4,105,332
		6,815,642
Technology | 3.2%
Citrix Systems, Inc. (a)	16,650	1,062,270
Google, Inc., Class A (a)	2,770	1,469,928
Google, Inc., Class C (a)	1,125	592,200
Vantiv, Inc., Class A (a)	42,800	1,451,776
		4,576,174
Technology Hardware | 14.6%
Apple, Inc.	45,362	5,007,058
Cisco Systems, Inc.	238,730	6,640,275
EMC Corp.	115,075	3,422,330
Hewlett-Packard Co.	50,275	2,017,536
Qualcomm, Inc.	18,150	1,349,090
Teradyne, Inc.	116,875	2,312,956
		20,749,245
Description	Shares	Value

Transportation | 1.0%
American Airlines Group, Inc.	25,975	$1,393,039

Total Common Stocks (Identified cost $117,308,263)		138,021,639

Short-Term Investment | 2.6%
State Street Institutional Treasury Money Market Fund (Identified cost $3,714,437)	3,714,437	3,714,437

Total Investments | 100.0% (Identified cost $121,022,700) (b)		$141,736,076

Liabilities in Excess of Cash and Other Assets | 0.0%		(10,247)

Net Assets | 100.0%		$141,725,829

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Shares	Value

Lazard US Small Cap Equity Growth Portfolio

Common Stocks | 98.6%

Alcohol & Tobacco | 1.9%
The Boston Beer Co., Inc. Class A (a)	65	$18,820

Banking | 1.2%
Hanmi Financial Corp.	560	12,214

Commercial Services | 9.2%
Cardtronics, Inc. (a)	280	10,802
Heartland Payment Systems, Inc.	315	16,994
Huron Consulting Group, Inc. (a)	420	28,724
On Assignment, Inc. (a)	560	18,586
Tyler Technologies, Inc. (a)	156	17,073
		92,179
Computer Software | 3.1%
Callidus Software, Inc. (a)	755	12,329
Manhattan Associates, Inc. (a)	465	18,935
		31,264
Energy Exploration & Production | 1.7%
Bonanza Creek Energy, Inc. (a)	150	3,600
Diamondback Energy, Inc. (a)	100	5,978
Synergy Resources Corp. (a)	625	7,838
		17,416
Financial Services | 1.3%
Springleaf Holdings, Inc. (a)	345	12,479

Food & Beverages | 2.8%
B&G Foods, Inc.	315	9,419
United Natural Foods, Inc. (a)	235	18,171
		27,590
Forest & Paper Products | 0.4%
Graphic Packaging Holding Co. (a)	320	4,358

Health Services | 10.9%
Acadia Healthcare Co., Inc. (a)	300	18,363
Air Methods Corp. (a)	350	15,411
AmSurg Corp. (a)	425	23,260
IPC The Hospitalist Co., Inc. (a)	305	13,996
LifePoint Hospitals, Inc. (a)	315	22,652
Team Health Holdings, Inc. (a)	270	15,533
		109,215
Description	Shares	Value

Leisure & Entertainment | 8.9%
Buffalo Wild Wings, Inc. (a)	130	$23,450
Cracker Barrel Old Country Store, Inc.	85	11,965
DineEquity, Inc.	105	10,882
Gray Television, Inc. (a)	780	8,736
IMAX Corp. (a)	290	8,961
Media General, Inc. (a)	450	7,528
Red Robin Gourmet Burgers, Inc. (a)	225	17,319
		88,841
Manufacturing | 9.6%
Canadian Solar, Inc. (a)	465	11,248
CIRCOR International, Inc.	200	12,056
HEICO Corp.	375	22,650
LSB Industries, Inc. (a)	260	8,174
NN, Inc.	550	11,308
SunPower Corp. (a)	440	11,365
The Middleby Corp. (a)	195	19,325
		96,126
Medical Products | 4.3%
Akorn, Inc. (a)	425	15,385
Cardiovascular Systems, Inc. (a)	335	10,077
DexCom, Inc. (a)	90	4,954
Globus Medical, Inc. Class A (a)	545	12,955
		43,371
Pharmaceutical & Biotechnology | 18.6%
AMAG Pharmaceuticals, Inc. (a)	715	30,473
Anacor Pharmaceuticals, Inc. (a)	485	15,641
Avalanche Biotechnologies, Inc.	105	5,670
BioDelivery Sciences International, Inc. (a)	1,325	15,927
Bluebird Bio, Inc. (a)	210	19,261
Enanta Pharmaceuticals, Inc. (a)	395	20,086
Esperion Therapeutics, Inc. (a)	200	8,088
Flamel Technologies SA Sponsored ADR (a)	1,040	17,815
IGI Laboratories, Inc. (a)	1,755	15,444
Kite Pharma, Inc.	205	11,823
Receptos, Inc. (a)	210	25,727
		185,955
Retail | 9.1%
ANN, Inc. (a)	175	6,384
Asbury Automotive Group, Inc. (a)	140	10,629
Deckers Outdoor Corp. (a)	165	15,022
G-III Apparel Group, Ltd. (a)	120	12,121
Lithia Motors, Inc. Class A	215	18,638
Murphy USA, Inc. (a)	195	13,428
Vitamin Shoppe, Inc. (a)	295	14,331
		90,553

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Description	Shares	Value

Lazard US Small Cap Equity Growth Portfolio (concluded)

Semiconductors & Components | 5.4%
Ambarella, Inc. (a)	115	$5,833
Integrated Device Technology, Inc. (a)	470	9,212
Monolithic Power Systems, Inc.	245	12,186
RF Micro Devices, Inc. (a)	840	13,935
Spansion, Inc. Class A (a)	385	13,175
		54,341
Technology | 6.7%
Imperva, Inc. (a)	410	20,266
Proofpoint, Inc. (a)	285	13,746
VeriFone Holdings, Inc. (a)	880	32,736
		66,748
Technology Hardware | 1.5%
Electronics For Imaging, Inc. (a)	340	14,562
Description	Shares	Value

Transportation | 2.0%
Knight Transportation, Inc.	295	$9,930
Swift Transportation Co. (a)	345	9,877
		19,807
Total Common Stocks (Identified cost $986,100)		985,839

Total Investments | 98.6% (Identified cost $986,100) (b)		$985,839

Cash and Other Assets in Excess of Liabilities | 1.4%		13,869

Net Assets | 100.0%		$999,708

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Description	Shares	Value

Lazard US Mid Cap Equity Portfolio

Common Stocks | 95.9%

Alcohol & Tobacco | 4.7%
Molson Coors Brewing Co., Class B	25,730	$1,917,400

Banking | 3.1%
Fifth Third Bancorp	61,300	1,248,988

Chemicals | 3.9%
Eastman Chemical Co.	20,725	1,572,198

Commercial Services | 10.9%
MDC Partners, Inc., Class A	103,800	2,358,336
NeuStar, Inc., Class A (a)	11,750	326,650
ServiceMaster Global Holdings, Inc.	64,660	1,730,948
		4,415,934
Energy Services | 4.0%
HollyFrontier Corp.	42,600	1,596,648

Financial Services | 7.1%
Intercontinental Exchange, Inc.	8,385	1,838,747
TAL International Group, Inc.	23,450	1,021,716
		2,860,463
Food & Beverages | 2.5%
Sysco Corp.	25,460	1,010,507

Insurance | 7.4%
The Hartford Financial Services Group, Inc.	29,325	1,222,559
Voya Financial, Inc.	41,200	1,746,056
		2,968,615
Leisure & Entertainment | 8.3%
Houghton Mifflin Harcourt Co. (a)	78,475	1,625,217
Orbitz Worldwide, Inc. (a)	208,800	1,718,424
		3,343,641
Manufacturing | 4.0%
Joy Global, Inc.	34,900	1,623,548
Description	Shares	Value

Medical Products | 2.1%
Natus Medical, Inc. (a)	23,500	$846,940

Pharmaceutical & Biotechnology | 3.2%
Zoetis, Inc.	29,975	1,289,824

Retail | 18.2%
Advance Auto Parts, Inc.	19,984	3,183,052
Dick’s Sporting Goods, Inc.	46,400	2,303,760
Kohl’s Corp.	30,675	1,872,402
		7,359,214
Semiconductors & Components | 9.9%
NXP Semiconductors NV (a)	30,875	2,358,850
Xerox Corp.	119,650	1,658,349
		4,017,199
Technology | 2.2%
Citrix Systems, Inc. (a)	13,650	870,870

Transportation | 4.4%
American Airlines Group, Inc.	19,925	1,068,578
XPO Logistics, Inc. (a)	17,175	702,114
		1,770,692
Total Common Stocks
(Identified cost $35,085,018)		38,712,681

Short-Term Investment | 4.1%
State Street Institutional Treasury Money Market Fund (Identified cost $1,671,038)	1,671,038	1,671,038

Total Investments | 100.0%
(Identified cost $36,756,056) (b)		$40,383,719

Cash and Other Assets in Excess of Liabilities | 0.0%		7,745

Net Assets | 100.0%		$40,391,464

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 95.1%

Aerospace & Defense | 0.8%
B/E Aerospace, Inc. (a)	25,185	$1,461,234

Automotive | 2.2%
Modine Manufacturing Co. (a)	153,211	2,083,670
Tenneco, Inc. (a)	29,135	1,649,332
		3,733,002
Banking | 11.2%
East West Bancorp, Inc.	76,865	2,975,444
Great Western Bancorp, Inc.	78,755	1,794,826
IBERIABANK Corp.	44,140	2,862,479
PacWest Bancorp	71,166	3,235,206
Signature Bank (a)	23,750	2,991,550
United Bankshares, Inc.	84,900	3,179,505
Wintrust Financial Corp.	50,768	2,373,912
		19,412,922
Chemicals | 2.2%
Koppers Holdings, Inc.	64,980	1,688,180
Tronox, Ltd., Class A	91,220	2,178,334
		3,866,514
Commercial Services | 7.7%
Applied Industrial Technologies, Inc.	37,905	1,728,089
Blackhawk Network Holdings, Inc. (a)	89,010	3,453,588
LifeLock, Inc. (a)	78,915	1,460,717
MDC Partners, Inc., Class A	110,045	2,500,222
On Assignment, Inc. (a)	69,920	2,320,645
ServiceMaster Global Holdings, Inc.	70,025	1,874,569
		13,337,830
Computer Software | 5.1%
Informatica Corp. (a)	69,135	2,636,463
j2 Global, Inc.	39,270	2,434,740
Red Hat, Inc. (a)	37,220	2,573,391
Rovi Corp. (a)	56,605	1,278,707
		8,923,301
Construction & Engineering | 2.3%
EMCOR Group, Inc.	51,045	2,270,992
Quanta Services, Inc. (a)	57,415	1,630,012
		3,901,004
Description	Shares	Value

Consumer Products | 0.9%
Fox Factory Holding Corp. (a)	87,200	$1,415,256
Hasbro, Inc.	3,100	170,469
		1,585,725
Electric | 0.8%
Pattern Energy Group, Inc.	58,075	1,432,129

Energy Exploration & Production | 1.2%
Memorial Resource Development Corp.	112,435	2,027,203

Energy Services | 0.9%
HollyFrontier Corp.	39,595	1,484,021

Financial Services | 6.1%
Air Lease Corp.	75,445	2,588,518
CBOE Holdings, Inc.	39,820	2,525,384
Cohen & Steers, Inc.	50,175	2,111,364
Springleaf Holdings, Inc. (a)	51,205	1,852,085
TAL International Group, Inc.	34,665	1,510,354
		10,587,705
Forest & Paper Products | 2.3%
KapStone Paper and Packaging Corp.	55,335	1,621,869
Schweitzer-Mauduit International, Inc.	55,335	2,340,670
		3,962,539
Gas Utilities | 1.7%
New Jersey Resources Corp.	49,390	3,022,668

Health Services | 3.7%
Brookdale Senior Living, Inc. (a)	78,635	2,883,545
Quintiles Transnational Holdings, Inc. (a)	59,815	3,521,309
		6,404,854
Housing | 0.7%
FMSA Holdings, Inc.	180,755	1,250,825

Insurance | 1.8%
Arch Capital Group, Ltd. (a)	52,015	3,074,086

Leisure & Entertainment | 4.8%
Bloomin’ Brands, Inc. (a)	70,085	1,735,305
Houghton Mifflin Harcourt Co. (a)	95,480	1,977,391
Hyatt Hotels Corp., Class A (a)	43,425	2,614,619
Orbitz Worldwide, Inc. (a)	250,870	2,064,660
		8,391,975

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Manufacturing | 12.0%
ACCO Brands Corp. (a)	41,445	$373,419
Actuant Corp., Class A	73,580	2,004,319
Advanced Drainage Systems, Inc.	78,850	1,811,973
Altra Industrial Motion Corp.	71,230	2,022,220
CIRCOR International, Inc.	18,045	1,087,753
Drew Industries, Inc. (a)	21,600	1,103,112
FLIR Systems, Inc.	80,320	2,595,139
Joy Global, Inc.	25,130	1,169,048
KLX, Inc. (a)	12,645	521,606
Littelfuse, Inc.	19,710	1,905,366
The Toro Co.	30,500	1,946,205
TriMas Corp. (a)	70,156	2,195,181
Woodward, Inc.	40,880	2,012,522
		20,747,863
Medical Products | 0.9%
Sirona Dental Systems, Inc. (a)	18,730	1,636,440

Metals & Glass Containers | 0.9%
Owens-Illinois, Inc. (a)	60,600	1,635,594

Pharmaceutical & Biotechnology | 3.4%
Aratana Therapeutics, Inc. (a)	80,821	1,440,230
Phibro Animal Health Corp., Class A	72,890	2,299,680
United Therapeutics Corp. (a)	16,520	2,139,175
		5,879,085
Real Estate | 7.9%
DCT Industrial Trust, Inc. REIT	65,928	2,350,992
Extra Space Storage, Inc. REIT	56,195	3,295,275
Jones Lang LaSalle, Inc.	17,675	2,650,013
Kilroy Realty Corp. REIT	42,485	2,934,439
LaSalle Hotel Properties REIT	63,280	2,560,942
		13,791,661
Retail | 6.3%
Advance Auto Parts, Inc.	15,995	2,547,684
Carter’s, Inc.	24,755	2,161,359
Chico’s FAS, Inc.	136,465	2,212,098
Dick’s Sporting Goods, Inc.	17,700	878,805
Iconix Brand Group, Inc. (a)	40,695	1,375,084
Steven Madden, Ltd. (a)	56,775	1,807,148
		10,982,178
Description	Shares	Value

Semiconductors & Components | 1.2%
Microsemi Corp. (a)	75,450	$2,141,271

Technology | 2.7%
BroadSoft, Inc. (a)	80,260	2,329,145
Vantiv, Inc., Class A (a)	67,335	2,284,003
		4,613,148
Technology Hardware | 1.3%
InterDigital, Inc.	41,910	2,217,039

Transportation | 2.1%
Alaska Air Group, Inc.	31,645	1,891,105
Echo Global Logistics, Inc. (a)	57,763	1,686,680
		3,577,785
Total Common Stocks
(Identified cost $143,820,568)		165,081,601

Description	Principal Amount (000)	Value

Repurchase Agreement | 2.8%
State Street Bank and Trust Co., 0.00%, 01/02/15 (Dated 12/31/14, collateralized by $3,545,000 United States Treasury Note, 8.00%, 11/15/21, with a value of $4,963,032) Proceeds of $4,859,000 (Identified cost $4,859,000)	$4,859	$4,859,000

Total Investments | 97.9%
(Identified cost $148,679,568) (b)		$169,940,601

Cash and Other Assets in Excess of Liabilities | 2.1%		3,652,004

Net Assets | 100.0%		$173,592,605

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 96.9%

Australia | 2.7%
Ansell, Ltd.	211,764	$3,865,828
Caltex Australia, Ltd.	156,969	4,343,722
James Hardie Industries PLC	334,886	3,565,801
		11,775,351
Austria | 0.7%
UNIQA Insurance Group AG	318,413	2,980,839

Belgium | 2.8%
Anheuser-Busch InBev NV	107,771	12,127,870

Brazil | 0.7%
Estacio Participacoes SA	324,300	2,869,952

Canada | 2.8%
MacDonald Dettwiler & Associates, Ltd.	74,200	6,064,116
Rogers Communications, Inc., Class B	161,500	6,279,011
		12,343,127
Denmark | 0.7%
Carlsberg A/S, Class B	41,254	3,203,605

Finland | 1.8%
Sampo Oyj, A Shares	170,835	8,010,384

France | 7.1%
Airbus Group NV	100,675	5,000,247
BNP Paribas SA	138,599	8,144,671
Cap Gemini SA	95,149	6,777,272
Valeo SA	52,209	6,503,010
Vinci SA	79,068	4,326,655
		30,751,855
Germany | 4.4%
Bayer AG	92,021	12,580,138
Bayerische Motoren Werke AG	35,552	3,861,083
RTL Group SA	28,136	2,673,743
		19,114,964
Greece | 0.8%
Hellenic Telecommunications
Organization SA (a)	109,028	1,189,805
Piraeus Bank SA (a)	2,107,757	2,318,853
		3,508,658
Description	Shares	Value

Ireland | 1.2%
Ryanair Holdings PLC Sponsored ADR (a)	73,300	$5,224,091

Israel | 3.0%
Teva Pharmaceutical Industries, Ltd.
Sponsored ADR	229,000	13,169,790

Italy | 2.2%
Atlantia SpA	268,524	6,236,895
Azimut Holding SpA	162,468	3,504,962
		9,741,857
Japan | 17.5%
AEON Financial Service Co., Ltd.	116,700	2,281,381
Asics Corp.	99,790	2,384,761
Daikin Industries, Ltd.	127,900	8,249,206
Daiwa House Industry Co., Ltd.	485,700	9,197,081
Don Quijote Holdings Co., Ltd.	138,100	9,432,785
Japan Tobacco, Inc.	166,800	4,580,008
KDDI Corp.	184,200	11,525,436
Makita Corp.	68,100	3,081,091
Seven & I Holdings Co., Ltd.	175,400	6,326,804
SoftBank Corp.	121,200	7,212,883
Sumitomo Mitsui Financial Group, Inc.	247,800	8,953,634
United Arrows, Ltd.	114,100	3,190,905
		76,415,975
Netherlands | 3.7%
Koninklijke KPN NV	1,285,228	4,052,043
NXP Semiconductors NV (a)	74,923	5,630,374
Wolters Kluwer NV	209,963	6,411,359
		16,093,776
Philippines | 1.1%
Alliance Global Group, Inc.	9,871,700	4,927,049

Spain | 2.2%
Mediaset Espana Comunicacion SA (a)	385,583	4,815,488
Red Electrica Corporacion SA	51,495	4,520,593
		9,336,081
Sweden | 3.8%
Assa Abloy AB, Class B	144,330	7,627,393
Swedbank AB, A Shares	366,293	9,114,450
		16,741,843
Switzerland | 7.7%
GAM Holding AG	177,578	3,193,777
Glencore PLC	1,397,251	6,431,193
Novartis AG	212,620	19,554,126
Swatch Group AG	9,538	4,235,229
		33,414,325

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Taiwan | 1.7%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	321,900	$7,204,122

Thailand | 0.8%
Krung Thai Bank Public Co. Ltd. (c)	5,243,800	3,618,063

Turkey | 1.0%
Turkcell Iletisim Hizmetleri AS (a)	693,092	4,232,561

United Kingdom | 26.5%
Anglo American PLC	228,316	4,224,291
British American Tobacco PLC	176,368	9,582,756
Direct Line Insurance Group PLC	1,087,008	4,902,754
Informa PLC	940,475	6,862,549
International Consolidated Airlines Group SA (a)	910,951	6,807,698
Lloyds Banking Group PLC (a)	9,023,055	10,655,021
Provident Financial PLC	116,969	4,452,022
Prudential PLC	534,324	12,295,948
Reed Elsevier PLC	493,083	8,389,020
Rexam PLC	1,162,646	8,173,744
Rolls-Royce Holdings PLC	241,567	3,254,165
Royal Dutch Shell PLC, A Shares	405,169	13,429,932
Shire PLC	98,216	6,949,102
Taylor Wimpey PLC	2,935,853	6,256,597
Unilever PLC	125,814	5,110,661
William Hill PLC	726,494	4,085,499
		115,431,759
Total Common Stocks
(Identified cost $407,238,157)		422,237,897
Description	Principal Amount (000)	Value

Repurchase Agreement | 2.4%
State Street Bank and Trust Co., 0.00%, 01/02/15 (Dated 12/31/14, collateralized by $7,640,000 United States Treasury Note, 8.00%, 11/15/21, with a value of $10,696,069) Proceeds of $10,483,000 (Identified cost $10,483,000)	$10,483	$10,483,000

Total Investments | 99.3%
(Identified cost $417,721,157) (b)		$432,720,897

Cash and Other Assets in Excess of Liabilities | 0.7%		3,116,862

Net Assets | 100.0%		$435,837,759

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Shares	Value

Lazard International Equity Concentrated Portfolio

Common Stocks | 95.6%

Belgium | 5.4%
Anheuser-Busch InBev NV	4,641	$522,269

Brazil | 6.7%
BB Seguridade Participacoes SA	22,400	268,889
Estacio Participacoes SA	42,500	376,112
		645,001
Canada | 3.8%
MacDonald Dettwiler & Associates, Ltd.	4,543	371,284

China | 5.2%
China Construction Bank Corp., Class H	347,000	281,529
China Shenhua Energy Co., Ltd., Class H	73,500	215,984
		497,513
France | 7.8%
BNP Paribas SA	5,852	343,889
Valeo SA	3,326	414,277
		758,166
Germany | 2.9%
Bayer AG	2,076	283,809

Greece | 1.8%
Piraeus Bank SA (a)	158,483	174,355

Israel | 5.3%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	8,943	514,312

Japan | 10.2%
Daikin Industries, Ltd.	3,100	199,942
KDDI Corp.	7,100	444,248
SoftBank Corp.	5,800	345,171
		989,361
Netherlands | 3.2%
Wolters Kluwer NV	10,193	311,250
Description	Shares	Value

Philippines | 3.2%
Alliance Global Group, Inc.	612,000	$305,454

Sweden | 4.3%
Swedbank AB, A Shares	16,590	412,808

Switzerland | 6.0%
Glencore PLC	55,967	257,602
Novartis AG	3,453	317,564
		575,166
Taiwan | 4.9%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	21,152	473,382

Turkey | 4.0%
Turkiye Garanti Bankasi AS	96,796	387,856

United Kingdom | 20.9%
Anglo American PLC	12,084	223,578
Ashtead Group PLC	20,849	368,594
International Consolidated Airlines Group SA (a)	66,694	498,416
Provident Financial PLC	8,696	330,983
Prudential PLC	12,563	289,102
Travis Perkins PLC	10,626	305,923
		2,016,596
Total Common Stocks
(Identified cost $9,321,701)		9,238,582

Short-Term Investment | 3.5%
State Street Institutional Treasury Money Market Fund (Identified cost $336,383)	336,383	336,383

Total Investments | 99.1%
(Identified cost $9,658,084) (b)		$9,574,965

Cash and Other Assets in Excess of Liabilities | 0.9%		87,163

Net Assets | 100.0%		$9,662,128

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 94.4%

Australia | 1.1%
BHP Billiton, Ltd.	7,227	$171,486

Belgium | 2.7%
Anheuser-Busch InBev NV	3,846	432,805

Bermuda | 1.1%
Signet Jewelers, Ltd.	1,332	172,451

Brazil | 5.3%
Ambev SA	25,200	156,643
BB Seguridade Participacoes SA	18,400	220,873
Cia de Saneamento Basico do Estado de Sao Paulo	20,300	127,733
Cielo SA	9,936	155,704
Estacio Participacoes SA	19,500	172,569
		833,522
China | 2.7%
Baidu, Inc. Sponsored ADR (a)	970	221,131
China Shenhua Energy Co., Ltd., Class H	72,000	211,576
		432,707
Denmark | 1.7%
Novo Nordisk A/S, Class B	6,250	264,448

Finland | 1.5%
Sampo Oyj, A Shares	4,971	233,088

France | 4.3%
Airbus Group NV	2,795	138,820
BNP Paribas SA	5,339	313,742
Valeo SA	1,843	229,559
		682,121
Germany | 3.4%
Bayer AG	2,966	405,480
Bayerische Motoren Werke AG	1,235	134,126
		539,606
Greece | 0.6%
Piraeus Bank SA (a)	86,050	94,668
Description	Shares	Value

Indonesia | 1.4%
PT Telekomunikasi Indonesia (Persero) Tbk
Sponsored ADR	5,019	$227,009

Ireland | 1.5%
Ryanair Holdings PLC Sponsored ADR (a)	3,400	242,318

Israel | 2.5%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	6,730	387,042

Italy | 2.1%
Atlantia SpA	7,508	174,385
Mediolanum SpA	24,328	154,333
		328,718
Japan | 15.4%
Daikin Industries, Ltd.	4,100	264,439
Daiwa House Industry Co., Ltd.	15,000	284,036
Japan Tobacco, Inc.	5,300	145,528
KDDI Corp.	5,200	325,365
Komatsu, Ltd.	6,400	141,885
Makita Corp.	4,300	194,548
Ryohin Keikaku Co., Ltd.	1,200	148,276
Seven & I Holdings Co., Ltd.	7,717	278,358
SoftBank Corp.	5,100	303,512
Sumitomo Mitsui Financial Group, Inc.	7,076	255,674
Sumitomo Mitsui Trust Holdings, Inc.	24,000	91,593
		2,433,214
Macau | 0.9%
Sands China, Ltd.	30,800	150,001

Netherlands | 1.8%
NXP Semiconductors NV (a)	1,901	142,858
Wolters Kluwer NV	4,585	140,006
		282,864
Philippines | 1.2%
Alliance Global Group, Inc.	364,500	181,925

Russia | 1.0%
Lenta, Ltd. GDR	7,483	50,578
Mobile TeleSystems OJSC Sponsored ADR	8,761	62,904
Sberbank of Russia (a)	57,430	51,994
		165,476

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

South Africa | 3.1%
Mediclinic International, Ltd.	22,917	$198,093
Mr Price Group, Ltd.	6,925	139,895
Nampak, Ltd.	39,239	147,645
		485,633
South Korea | 1.4%
Samsung Electronics Co., Ltd.	190	228,390

Spain | 0.9%
Red Electrica Corporacion SA	1,636	143,620

Sweden | 3.6%
Assa Abloy AB, Class B	5,139	271,580
Swedbank AB, A Shares	11,916	296,505
		568,085
Switzerland | 6.5%
Actelion, Ltd.	995	114,472
Cie Financiere Richemont SA	1,945	172,283
Novartis AG	6,828	627,954
Swatch Group AG	250	111,009
		1,025,718
Taiwan | 3.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	113,341	500,143

Thailand | 1.0%
Kasikornbank Public Co. Ltd.	21,700	150,782

Turkey | 2.8%
Koc Holding AS	23,630	124,814
Turkcell Iletisim Hizmetleri AS (a)	52,034	317,760
		442,574
Description	Shares	Value

United Kingdom | 19.7%
Anglo American PLC	5,264	$97,394
Ashtead Group PLC	11,178	197,618
Associated British Foods PLC	3,508	170,439
BG Group PLC	7,987	106,313
British American Tobacco PLC	6,094	331,111
Informa PLC	28,980	211,464
Lloyds Banking Group PLC (a)	260,305	307,386
Prudential PLC	18,777	432,099
Rexam PLC	28,769	202,255
Rolls-Royce Holdings PLC	15,270	205,703
Royal Dutch Shell PLC, A Shares	8,381	280,321
Shire PLC	3,015	213,321
Unilever PLC	3,873	157,324
Wolseley PLC	3,556	202,437
		3,115,185
Total Common Stocks
(Identified cost $15,361,698)		14,915,599

Short-Term Investment | 5.8%
State Street Institutional Treasury Money Market Fund (Identified cost $915,202)	915,202	915,202

Total Investments | 100.2%
(Identified cost $16,276,900) (b)		$15,830,801

Liabilities in Excess of Cash and Other Assets | (0.2)%		(34,272)

Net Assets | 100.0%		$15,796,529

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 95.6%

Australia | 8.5%
Amcor, Ltd.	12,992,570	$142,976,758
Ansell, Ltd.	5,159,528	94,189,033
Caltex Australia, Ltd.	4,023,850	111,349,915
Insurance Australia Group, Ltd.	7,769,904	39,392,707
James Hardie Industries PLC	5,981,285	63,687,567
		451,595,980
Austria | 1.0%
UNIQA Insurance Group AG	5,560,364	52,053,624

Belgium | 2.2%
Anheuser-Busch InBev NV	1,059,637	119,244,884

Bermuda | 1.1%
Signet Jewelers, Ltd.	447,083	57,882,954

Brazil | 2.0%
Cia de Saneamento Basico do Estado de Sao Paulo	5,739,400	36,113,835
Estacio Participacoes SA	6,998,700	61,936,276
LPS Brasil Consultoria de Imoveis SA	3,947,300	9,541,082
		107,591,193
Canada | 0.9%
Home Capital Group, Inc.	1,194,302	49,332,547

Denmark | 1.2%
Topdanmark A/S (a)	1,987,506	64,644,501

Finland | 3.5%
Sampo Oyj, A Shares	3,985,244	186,866,477

France | 1.9%
Valeo SA	809,632	100,845,542

Germany | 6.1%
Bayer AG	1,166,514	159,473,451
Fresenius SE & Co. KGaA	1,301,683	67,974,117
Symrise AG	1,551,238	94,073,156
		321,520,724
Description	Shares	Value

Greece | 1.8%
Hellenic Telecommunications Organization SA (a)	1,137,670	$12,415,208
OPAP SA	1,804,016	19,277,452
Piraeus Bank SA (a)	55,899,165	61,497,591
		93,190,251
Indonesia | 0.4%
PT Media Nusantara Citra Tbk	99,964,300	20,515,299

Ireland | 1.6%
Kerry Group PLC, Class A	1,247,121	86,046,488

Israel | 2.6%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	2,433,800	139,967,838

Italy | 1.3%
Azimut Holding SpA	3,198,743	69,007,264

Japan | 18.5%
AEON Financial Service Co., Ltd.	3,658,900	71,528,230
Asics Corp.	5,577,250	133,283,963
Daikin Industries, Ltd.	1,661,700	107,175,183
Daiwa House Industry Co., Ltd.	4,974,200	94,190,075
Don Quijote Holdings Co., Ltd.	2,504,900	171,094,734
Japan Tobacco, Inc.	1,801,600	49,468,484
KDDI Corp.	1,160,100	72,587,718
Makita Corp.	2,075,500	93,903,147
Ryohin Keikaku Co., Ltd.	558,900	69,059,643
SoftBank Corp.	1,964,600	116,917,738
		979,208,915
Macau | 0.9%
Sands China, Ltd.	9,987,200	48,639,416

Malaysia | 1.2%
Tenaga Nasional Berhad	15,813,900	62,320,615

Netherlands | 1.5%
Koninklijke KPN NV	24,738,648	77,995,538

Philippines | 2.3%
Alliance Global Group, Inc.	113,435,300	56,616,522
GT Capital Holdings, Inc.	2,797,325	64,268,954
		120,885,476

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

South Africa | 3.0%
Mediclinic International, Ltd.	8,352,135	$72,195,213
Nampak, Ltd.	22,822,341	85,873,672
		158,068,885
Spain | 1.4%
Mediaset Espana Comunicacion SA (a)	5,929,686	74,054,948

Sweden | 1.9%
Assa Abloy AB, Class B	1,885,547	99,645,313

Switzerland | 7.7%
Cie Financiere Richemont SA	834,706	73,936,028
GAM Holding AG	3,020,820	54,330,077
Novartis AG	2,085,088	191,760,296
Panalpina Welttransport Holding AG	365,119	49,020,050
Swatch Group AG	91,293	40,537,504
		409,583,955
Taiwan | 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	12,934,000	57,074,259

Thailand | 0.5%
Kasikornbank Public Co. Ltd.	4,099,600	28,485,958

Turkey | 0.6%
Turkiye Halk Bankasi AS	5,569,887	32,901,993
Description	Shares	Value

United Kingdom | 18.9%
Amec Foster Wheeler PLC	4,421,242	$57,865,092
Associated British Foods PLC	1,091,278	53,020,460
British American Tobacco PLC	2,696,576	146,515,409
Informa PLC	16,586,317	121,028,636
International Consolidated Airlines Group SA (a)	11,136,294	83,223,499
Lloyds Banking Group PLC (a)	138,357,796	163,382,059
Prudential PLC	5,795,973	133,377,841
Rexam PLC	13,947,489	98,054,956
Shire PLC	1,258,567	89,047,723
William Hill PLC	9,732,831	54,733,376
		1,000,249,051
Total Common Stocks
(Identified cost $4,803,372,383)		5,069,419,888

Short-Term Investment | 3.9%
State Street Institutional Treasury Money Market Fund (Identified cost $207,610,411)	207,610,411	207,610,411

Total Investments | 99.5%
(Identified cost $5,010,982,794) (b)		$5,277,030,299

Cash and Other Assets in Excess of Liabilities | 0.5%		24,466,203

Net Assets | 100.0%		$5,301,496,502

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 97.2%

Australia | 5.5%
Ansell, Ltd.	41,360	$755,042
iSelect, Ltd. (a)	539,187	562,621
James Hardie Industries PLC	37,867	403,200
Macquarie Atlas Roads Group	287,722	746,474
Pact Group Holdings, Ltd.	215,985	763,954
Super Retail Group, Ltd.	67,140	388,934
		3,620,225
Austria | 0.7%
UNIQA Insurance Group AG	49,832	466,505

Belgium | 3.2%
Arseus NV	17,768	746,538
Kinepolis Group NV	33,798	1,368,294
		2,114,832
Brazil | 0.8%
Grendene SA	93,500	537,775

Canada | 6.8%
Alaris Royalty Corp.	28,100	855,239
Altus Group, Ltd.	52,800	945,746
Entertainment One, Ltd.	155,049	775,069
Genworth MI Canada, Inc.	20,300	646,147
MacDonald Dettwiler & Associates, Ltd.	9,100	743,712
Sandvine Corp. (a)	198,100	557,572
		4,523,485
China | 0.7%
Greatview Aseptic Packaging Co., Ltd.	941,000	484,403

Denmark | 1.2%
Topdanmark A/S (a)	25,038	814,372

France | 4.0%
Gaztransport Et Technigaz SA	13,682	808,041
Ingenico Group SA	9,862	1,036,209
Plastic Omnium SA	29,537	802,162
		2,646,412
Description	Shares	Value

Germany | 8.1%
Aurelius AG	23,019	$876,415
CompuGroup Medical AG	36,072	868,568
CTS Eventim AG & Co. KGaA	31,153	925,913
Norma Group SE	18,166	866,848
SHW AG	18,891	842,932
Wirecard AG	21,915	966,671
		5,347,347
Hong Kong | 0.9%
Pacific Textiles Holdings, Ltd.	473,000	625,654

Ireland | 1.6%
Greencore Group PLC	233,508	1,033,476

Italy | 2.6%
Azimut Holding SpA	42,221	910,844
EI Towers SpA (a)	15,937	797,747
		1,708,591
Japan | 24.3%
Ai Holdings Corp.	35,400	625,021
Ain Pharmaciez, Inc.	34,200	976,946
Anritsu Corp.	97,100	675,961
Ariake Japan Co., Ltd.	36,300	884,119
Asics Corp.	34,400	822,084
Don Quijote Holdings Co., Ltd.	14,100	963,087
Doshisha Co., Ltd.	50,100	710,237
Iriso Electronics Co., Ltd.	12,500	665,782
JAFCO Co., Ltd.	22,200	759,618
Misumi Group, Inc.	28,200	926,296
Rinnai Corp.	9,300	626,236
Santen Pharmaceutical Co., Ltd.	15,990	855,719
Sawai Pharmaceutical Co., Ltd.	11,600	668,284
Ship Healthcare Holdings, Inc.	25,800	586,226
Suruga Bank, Ltd.	55,600	1,018,721
Temp Holdings Co., Ltd.	31,160	968,404
Topcon Corp.	30,800	656,643
United Arrows, Ltd.	18,700	522,962
USS Co., Ltd.	69,900	1,075,690
Yumeshin Holdings Co., Ltd.	77,100	465,918
Zuiko Corp.	15,600	675,209
		16,129,163
Malaysia | 0.7%
Berjaya Auto Berhad	465,000	437,969

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

Mexico | 0.9%
Credito Real SAB de CV	277,660	$594,324

Netherlands | 3.4%
Aalberts Industries NV	31,624	934,304
Frank’s International NV	34,500	573,735
IMCD Group NV	22,804	777,206
		2,285,245
Norway | 0.7%
SpareBank 1 SR Bank ASA	70,936	499,676

Singapore | 0.9%
XP Power, Ltd.	28,010	609,819

South Africa | 0.8%
Sun International, Ltd.	48,123	534,814

Sweden | 3.0%
Indutrade AB	14,269	567,073
Intrum Justitia AB	28,673	848,123
Inwido AB	65,628	567,633
		1,982,829
Switzerland | 2.1%
Cembra Money Bank AG	12,445	685,664
Kardex AG	14,646	681,230
		1,366,894
Taiwan | 3.4%
Chicony Electronics Co., Ltd.	202,000	561,105
Radiant Opto-Electronics Corp.	163,920	519,906
Sinmag Equipment Corp.	102,660	618,787
Zeng Hsing Industrial Co., Ltd.	111,000	555,779
		2,255,577
Turkey | 0.9%
Turkiye Sinai Kalkinma Bankasi AS	659,438	568,082

United Kingdom | 19.0%
Abcam PLC	73,780	534,291
APR Energy PLC	64,102	185,670
Description	Shares	Value

Ashtead Group PLC	56,910	$1,006,124
Card Factory PLC	163,981	718,389
Dignity PLC	30,066	894,325
Elementis PLC	197,736	800,231
Foxtons Group PLC	236,535	584,714
Hansteen Holdings PLC REIT	426,343	715,025
Hunting PLC	54,507	445,255
IG Group Holdings PLC	126,901	1,414,442
Markit, Ltd.	30,200	798,186
Provident Financial PLC	18,712	712,208
Rightmove PLC	23,544	819,685
RPC Group PLC	103,800	674,184
Telit Communications PLC (a)	211,001	788,363
Workspace Group PLC REIT	89,148	1,054,036
Zoopla Property Group PLC	141,992	431,567
		12,576,695
United States | 1.0%
Samsonite International SA	235,500	697,143

Total Common Stocks (Identified cost $55,256,407)		64,461,307

Preferred Stock | 1.0%

Brazil | 1.0%
Banco ABC Brasil SA (Identified cost $738,290)	131,251	666,483

Short-Term Investment | 1.6%
State Street Institutional Treasury Money Market Fund (Identified cost $1,077,218)	1,077,218	1,077,218

Total Investments | 99.8% (Identified cost $57,071,915) (b)		$66,205,008

Cash and Other Assets in Excess of Liabilities | 0.2%		118,000

Net Assets | 100.0%		$66,323,008

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Description	Shares	Value

Lazard Global Equity Select Portfolio

Common Stocks | 95.4%

Belgium | 2.8%
Anheuser-Busch InBev NV	3,157	$355,269

Brazil | 1.7%
Banco do Brasil SA	12,500	110,585
Cia Hering	6,869	52,305
Estacio Participacoes SA	5,900	52,213
		215,103
Canada | 0.5%
MacDonald Dettwiler & Associates, Ltd.	700	57,209

China | 1.0%
Baidu, Inc. Sponsored ADR (a)	575	131,083

Denmark | 2.0%
Novo Nordisk A/S, Class B	2,719	115,045
Topdanmark A/S (a)	4,233	137,680
		252,725
Finland | 1.1%
Sampo Oyj, A Shares	2,930	137,386

Germany | 3.9%
Continental AG	1,403	297,931
Symrise AG	3,016	182,902
		480,833
Greece | 0.6%
Piraeus Bank SA (a)	68,033	74,847

Israel | 0.7%
Teva Pharmaceutical Industries, Ltd.
Sponsored ADR	1,505	86,553

Japan | 6.3%
Daiwa House Industry Co., Ltd.	12,550	237,643
Mitsubishi Estate Co., Ltd.	6,035	127,727
Sumitomo Mitsui Financial Group, Inc.	8,300	299,900
Sumitomo Mitsui Trust Holdings, Inc.	30,145	115,045
		780,315
Netherlands | 2.1%
NXP Semiconductors NV (a)	3,490	266,636
Description	Shares	Value

Peru | 1.1%
Credicorp, Ltd.	853	$136,634

Philippines | 0.4%
Alliance Global Group, Inc.	94,411	47,121

Russia | 1.5%
Magnit OJSC Sponsored GDR	1,775	80,043
Mobile TeleSystems OJSC Sponsored ADR	5,431	38,994
Yandex NV Class A (a)	3,775	67,799
		186,836
Sweden | 2.1%
Assa Abloy AB, Class B	4,977	263,019

Switzerland | 3.5%
Novartis AG	3,297	303,217
Panalpina Welttransport Holding AG	1,016	136,406
		439,623
Taiwan | 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	10,045	224,807

Thailand | 1.0%
Kasikornbank Public Co. Ltd.	17,340	120,486

United Kingdom | 5.6%
International Consolidated Airlines
Group SA (a)	10,386	77,616
Lloyds Banking Group PLC (a)	89,117	105,235
Shire PLC	3,255	230,302
UBM PLC	8,380	62,545
Unilever PLC	5,590	227,070
		702,768
United States | 55.7%
American Express Co.	3,461	322,011
Apple, Inc.	4,611	508,962
AutoZone, Inc. (a)	209	129,394
Bristol-Myers Squibb Co.	2,660	157,020
Cisco Systems, Inc.	6,255	173,983
Citigroup, Inc.	7,074	382,774
CVS Health Corp.	1,540	148,317
Eastman Chemical Co.	1,393	105,673
Eaton Corp. PLC	1,969	133,813
EMC Corp.	3,987	118,573
EOG Resources, Inc.	1,195	110,024

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Shares	Value

Lazard Global Equity Select Portfolio (concluded)

Google, Inc., Class A (a)	417	$221,285
Google, Inc., Class C (a)	227	119,493
Halliburton Co.	1,510	59,388
Hasbro, Inc.	40	2,200
Honeywell International, Inc.	2,903	290,068
Intel Corp.	1,992	72,290
Intercontinental Exchange, Inc.	781	171,266
Joy Global, Inc.	2,049	95,320
MasterCard, Inc., Class A	2,615	225,308
McKesson Corp.	673	139,701
Microsoft Corp.	8,190	380,426
Molson Coors Brewing Co., Class B	1,129	84,133
Monsanto Co.	1,245	148,740
Qualcomm, Inc.	1,482	110,157
Quintiles Transnational Holdings, Inc. (a)	2,240	131,869
Red Hat, Inc. (a)	3,200	221,248
Rockwell Automation, Inc.	400	44,480
Ross Stores, Inc.	1,877	176,926
Schlumberger, Ltd.	2,236	190,977
The Charles Schwab Corp.	3,140	94,797
The Hartford Financial Services Group, Inc.	4,999	208,408
Thermo Fisher Scientific, Inc.	965	120,905
Description	Shares	Value

Tyco International PLC	3,365	$147,589
United Technologies Corp.	1,129	129,835
UnitedHealth Group, Inc.	1,737	175,593
Vertex Pharmaceuticals, Inc. (a)	1,355	160,974
Viacom, Inc., Class B	3,164	238,091
Visa, Inc., Class A	727	190,619
Xerox Corp.	10,615	147,124
Zoetis, Inc.	3,532	151,982
		6,941,736

Total Common Stocks (Identified cost $11,321,102)		11,900,989

Short-Term Investment | 4.2%
State Street Institutional Treasury Money Market Fund (Identified cost $518,234)	518,234	518,234

Total Investments | 99.6% (Identified cost $11,839,336) (b)		$12,419,223

Cash and Other Assets in Excess of Liabilities | 0.4%		48,478

Net Assets | 100.0%		$12,467,701

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Shares	Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 95.7%

Australia | 3.0%
Ansell, Ltd.	3,835	$70,009
Caltex Australia, Ltd.	5,323	147,301
		217,310
Belgium | 1.8%
Anheuser-Busch InBev NV	1,155	129,976

Brazil | 2.3%
Ambev SA	18,400	114,374
Estacio Participacoes SA	5,900	52,213
		166,587
Canada | 1.3%
MacDonald Dettwiler & Associates, Ltd.	1,185	96,846

Denmark | 1.4%
Topdanmark A/S (a)	3,134	101,935

Finland | 2.8%
Sampo Oyj, A Shares	4,373	205,048
Greece | 1.4%
Hellenic Telecommunications Organization SA (a)	1,893	20,658
Piraeus Bank SA (a)	75,011	82,524
		103,182
Indonesia | 0.8%
PT Media Nusantara Citra Tbk	295,700	60,685

Israel | 2.1%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	2,688	154,587

Japan | 7.4%
Asics Corp.	4,400	105,150
Daiwa House Industry Co., Ltd.	5,700	107,934
Don Quijote Holdings Co., Ltd.	1,146	78,276
Makita Corp.	2,350	106,323
SoftBank Corp.	2,380	141,639
		539,322
Description	Shares	Value

Macau | 0.6%
Sands China, Ltd.	8,600	$41,883

Netherlands | 1.0%
Koninklijke KPN NV	22,628	71,341

Philippines | 1.5%
Alliance Global Group, Inc.	218,800	109,205

South Africa | 6.0%
Mediclinic International, Ltd.	23,503	203,158
Nampak, Ltd.	36,796	138,453
Sun International, Ltd.	8,531	94,809
		436,420
Spain | 1.1%
Mediaset Espana Comunicacion SA (a)	6,147	76,769

Switzerland | 4.0%
Cie Financiere Richemont SA	1,048	92,829
Novartis AG	2,133	196,167
		288,996
Taiwan | 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	5,034	112,661

Turkey | 2.5%
Turkcell Iletisim Hizmetleri AS (a)	17,659	107,840
Turkiye Halk Bankasi AS	11,956	70,625
		178,465
United Kingdom | 12.9%
British American Tobacco PLC	2,691	146,213
Informa PLC	19,587	142,924
International Consolidated Airlines Group SA (a)	11,221	83,857
Lloyds Banking Group PLC (a)	105,041	124,039
Prudential PLC	5,299	121,942
Rexam PLC	10,411	73,192
Shire PLC	1,722	121,837
Spire Healthcare Group PLC	20,012	117,727
		931,731

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Shares	Value

Lazard Global Strategic Equity Portfolio (concluded)

United States | 40.2%
Advance Auto Parts, Inc.	1,919	$305,658
American Airlines Group, Inc.	1,342	71,971
American Express Co.	1,551	144,305
Ameriprise Financial, Inc.	571	75,515
Baxter International, Inc.	1,463	107,223
CareFusion Corp. (a)	1,264	75,006
Eastman Chemical Co.	921	69,867
EOG Resources, Inc.	764	70,341
Google, Inc., Class A (a)	464	246,226
Hasbro, Inc.	908	49,931
J.C. Penney Co., Inc. (a)	4,870	31,558
Kellogg Co.	1,417	92,729
MasterCard, Inc., Class A	2,250	193,860
McKesson Corp.	693	143,853
Molson Coors Brewing Co., Class B	2,057	153,288
Parker Hannifin Corp.	1,086	140,040
Sysco Corp.	3,804	150,981
The J.M. Smucker Co.	1,081	109,159
Description	Shares	Value

Tyco International PLC	2,456	$107,720
United Therapeutics Corp. (a)	932	120,685
Viacom, Inc., Class B	1,973	148,468
Visa, Inc., Class A	589	154,436
Xerox Corp.	10,670	147,886
		2,910,706

Total Common Stocks (Identified cost $6,902,416)		6,933,655

Short-Term Investment | 4.9%
State Street Institutional Treasury Money Market Fund (Identified cost $353,375)	353,375	353,375

Total Investments | 100.6% (Identified cost $7,255,791) (b)		$7,287,030

Liabilities in Excess of Cash and Other Assets | (0.6)%		(40,144)

Net Assets | 100.0%		$7,246,886

The accompanying notes are an integral part of these financial statements.

44  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2014

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Equity Concentrated	$287,838,342	$50,631,836	$1,439,739	$49,192,097
US Strategic Equity	121,293,224	22,026,110	1,583,258	20,442,852
US Small Cap Equity Growth	986,100	—	261	(261)
US Mid Cap Equity	36,801,744	4,353,263	771,288	3,581,975
US Small-Mid Cap Equity	148,719,247	25,235,975	4,014,621	21,221,354
International Equity	418,534,350	32,357,825	18,171,278	14,186,547
International Equity Concentrated	9,693,460	262,326	380,821	(118,495)
International Equity Select	16,547,903	754,189	1,471,291	(717,102)
International Strategic Equity	5,012,112,565	535,747,938	270,830,204	264,917,734
International Small Cap Equity	58,383,088	12,779,801	4,957,881	7,821,920
Global Equity Select Portfolio	11,851,016	1,067,022	498,815	568,207
Global Strategic Equity Portfolio	7,266,453	266,619	246,042	20,577

(c)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy — see Note 9.

Security Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
OJSC	—	Open Joint Stock Company
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard International Equity Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio

Agriculture	—%	—%	—%	—%	—%	1.2%	—%
Alcohol & Tobacco	6.8	5.4	6.7	5.9	—	3.5	7.5
Apparel & Textiles	—	—	—	—	0.9	—	—
Automotive	2.4	4.3	2.3	1.9	2.5	2.4	—
Banking	7.4	16.6	7.9	3.2	3.3	6.9	2.1
Chemicals	—	—	—	1.8	2.4	2.3	1.0
Commercial Services	—	3.2	2.3	0.2	13.3	1.2	1.5
Computer Software	—	—	1.4	—	0.7	6.4	—
Construction & Engineering	1.0	—	—	—	1.9	—	—
Consumer Products	1.7	—	3.0	3.9	2.0	—	3.4
Diversified	1.1	3.2	1.9	1.1	—	0.4	1.5
Electric	1.0	—	0.9	1.2	0.3	—	—
Energy Exploration & Production	—	—	—	—	—	0.9	1.0
Energy Integrated	4.1	2.2	3.8	2.1	0.7	—	2.0
Energy Services	—	—	—	1.1	0.9	2.0	—
Financial Services	5.5	7.2	3.2	6.8	12.6	12.0	9.6
Food & Beverages	—	—	1.1	2.6	2.9	—	4.9
Forest & Paper Products	1.9	—	2.2	6.2	2.9	—	2.9
Health Services	—	—	1.3	2.6	3.5	2.5	4.4
Household & Personal Products	1.2	—	1.0	—	0.8	1.8	—
Housing	4.4	—	1.8	3.0	0.6	1.9	1.5
Insurance	6.5	5.8	6.6	9.0	3.8	3.9	5.9
Leisure & Entertainment	8.2	7.1	4.3	7.5	2.9	2.8	8.5
Manufacturing	6.4	2.1	6.5	6.9	9.0	7.7	2.9
Medical Products	—	—	—	—	2.1	2.1	4.5
Metals & Mining	2.4	5.0	1.7	—	—	—	—
Pharmaceutical & Biotechnology	12.0	11.4	12.8	10.9	3.1	9.6	8.1
Real Estate	—	—	—	—	3.6	1.0	—
Retail	4.9	—	5.0	8.1	8.9	4.7	7.2
Semiconductors & Components	2.9	4.9	5.5	1.1	6.3	5.7	3.6
Technology	3.2	3.6	1.9	2.2	—	2.7	5.4
Technology Hardware	1.4	3.8	—	—	5.2	7.8	1.3
Telecommunications	6.3	4.6	5.9	3.1	—	0.3	2.8
Transportation	4.2	5.2	2.6	2.5	1.1	1.7	2.2
Water	—	—	0.8	0.7	—	—	—
Subtotal	96.9	95.6	94.4	95.6	98.2	95.4	95.7
Short-Term Investments	—	3.5	5.8	3.9	1.6	4.2	4.9
Repurchase Agreement	2.4	—	—	—	—	—	—
Total Investments	99.3%	99.1%	100.2%	99.5%	99.8%	99.6%	100.6%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

46  Annual Report

[This page intentionally left blank]

Annual Report  47

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2014	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$337,030,439	$141,736,076
Cash	—	—
Foreign currency	—	—
Receivables for:
Capital stock sold	2,317,763	125,380
Dividends and interest	447,436	188,073
Investments sold	—	189,253
Amount due from Investment Manager (Note 3)	—	—
Deferred offering costs (Note 2(g))	—	2,786
Total assets	339,795,638	142,241,568

LIABILITIES
Payables for:
Management fees	197,788	50,131
Accrued distribution fees	1,666	1,478
Accrued directors’ fees	34	17
Capital stock redeemed	64,103	220,743
Investments purchased	397,547	199,200
Other accrued expenses and payables	48,811	44,170
Total liabilities	709,949	515,739
Net assets	$339,085,689	$141,725,829

NET ASSETS
Paid in capital	$290,152,199	$121,215,561
Undistributed (distributions in excess of) net investment income (loss)	(9,957)	12,725
Accumulated net realized gain (loss)	(248,850)	(215,833)
Net unrealized appreciation (depreciation) on:
Investments	49,192,297	20,713,376
Foreign currency	—	—
Net assets	$339,085,689	$141,725,829

Institutional Shares
Net assets	$331,074,296	$119,941,313
Shares of capital stock outstanding*	24,685,845	9,645,978
Net asset value, offering and redemption price per share	$13.41	$12.43

Open Shares
Net assets	$8,011,393	$6,833,047
Shares of capital stock outstanding*	593,582	547,671
Net asset value, offering and redemption price per share	$13.50	$12.48

R6 Shares
Net assets	—	$14,951,469
Shares of capital stock outstanding*	—	1,202,892
Net asset value, offering and redemption price per share	—	$12.43
Cost of investments in securities	$287,838,142	$121,022,700
Cost of foreign currency	$—	$—

* $0.001 par value, 6,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Lazard US Small Cap Equity Growth Portfolio	Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Concentrated Portfolio

$985,839	$40,383,719	$169,940,601	$432,720,897	$9,574,965
—	—	302	829	—
—	—	—	10	876

1,000,000	31,486	435,135	2,654,718	74,999
—	37,877	304,668	438,541	623
—	—	4,039,989	2,764,991	—
19,676	—	—	—	8,457
73,129	—	—	—	48,889
2,078,644	40,453,082	174,720,695	438,579,986	9,708,809

—	16,870	180,872	281,386	—
—	7,367	3,178	12,382	104
—	5	43	34	—
—	271	9,565	1,459,249	—
996,307	—	882,658	900,851	—
82,629	37,105	51,774	88,325	46,577
1,078,936	61,618	1,128,090	2,742,227	46,681
$999,708	$40,391,464	$173,592,605	$435,837,759	$9,662,128

$999,969	$78,107,819	$148,580,888	$433,962,630	$9,903,481
—	39,003	98,446	4,194,963	(16,036)
—	(41,383,021)	3,652,238	(17,288,349)	(142,168)
(261)	3,627,663	21,261,033	14,999,740	(83,119)
—	—	—	(31,225)	(30)
$999,708	$40,391,464	$173,592,605	$435,837,759	$9,662,128

$949,718	$7,541,651	$157,742,083	$378,488,083	$9,102,845
95,000	399,731	11,226,207	22,354,987	955,107
$10.00	$18.87	$14.05	$16.93	$9.53

$49,990	$32,849,813	$15,850,522	$57,349,676	$559,283
5,000	1,770,896	1,185,030	3,359,468	58,704
$10.00	$18.55	$13.38	$17.07	$9.53

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
$986,100	$36,756,056	$148,679,568	$417,721,157	$9,658,084
$—	$—	$—	$10	$873

Annual Report  49

December 31, 2014	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$15,830,801	$5,277,030,299
Foreign currency	35	848,396
Receivables for:
Capital stock sold	159,123	26,870,847
Dividends and interest	23,941	6,814,615
Investments sold	1,981	5,663,042
Amount due from Investment Manager (Note 3)	956	—
Deferred offering costs (Note 2(g))	—	—
Total assets	16,016,837	5,317,227,199

LIABILITIES
Payables for:
Management fees	—	3,399,215
Accrued distribution fees	658	334,421
Accrued directors’ fees	3	560
Capital stock redeemed	21,392	11,277,306
Investments purchased	154,243	225,978
Other accrued expenses and payables	44,012	493,217
Total liabilities	220,308	15,730,697
Net assets	$15,796,529	$5,301,496,502

NET ASSETS
Paid in capital	$17,525,142	$5,055,830,600
Undistributed (distributions in excess of) net investment income (loss)	269,267	(884,376)
Accumulated net realized loss	(1,549,336)	(19,139,830)
Net unrealized appreciation (depreciation) on:
Investments	(446,099)	266,047,505
Foreign currency	(2,445)	(357,397)
Net assets	$15,796,529	$5,301,496,502

Institutional Shares
Net assets	$12,748,736	$3,727,390,793
Shares of capital stock outstanding*	1,379,602	271,757,135
Net asset value, offering and redemption price per share	$9.24	$13.72

Open Shares
Net assets	$3,047,793	$1,574,105,709
Shares of capital stock outstanding*	329,390	113,872,041
Net asset value, offering and redemption price per share	$9.25	$13.82

Cost of investments in securities	$16,276,900	$5,010,982,794
Cost of foreign currency	$35	$847,915

* $0.001 par value, 6,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Lazard	Lazard	Lazard
International Small Cap	Global Equity Select	Global Strategic
Equity Portfolio	Portfolio	Equity Portfolio

$66,205,008	$12,419,223	$7,287,030
397	—	545

226,739	48,863	—
99,881	9,055	5,160
—	27,833	11,112
—	29,198	12,711
—	284	46,783
66,532,025	12,534,456	7,363,341

38,766	—	—
4,219	62	22
10	2	—
117,077	16,826	—
199	11,239	68,198
48,746	38,626	48,235
209,017	66,755	116,455
$66,323,008	$12,467,701	$7,246,886

$121,570,675	$11,937,788	$7,255,904
(38,414)	(21,451)	(14,706)
(64,335,022)	(28,237)	(25,523)

9,133,093	579,887	31,239
(7,324)	(286)	(28)
$66,323,008	$12,467,701	$7,246,886

$46,328,917	$12,266,416	$7,111,579
4,628,708	1,188,968	715,249
$10.01	$10.32	$9.94

$19,994,091	$201,285	$135,307
1,993,264	19,499	13,609
$10.03	$10.32	$9.94

$57,071,915	$11,839,336	$7,255,791
$408	$—	$546

Annual Report  51

The Lazard Funds, Inc. Statements of Operations

	Lazard	Lazard
	US Equity	US Strategic Equity
For the Period Ended December 31, 2014	Concentrated Portfolio	Portfolio

Investment Income (Loss)
Income
Dividends	$4,410,105	$2,341,111
Interest	753	46
Total investment income*	4,410,858	2,341,157

Expenses
Management fees (Note 3)	1,929,719	908,862
Distribution fees (Open Shares)	8,224	19,060
Custodian fees	60,208	74,153
Shareholders’ services	27,003	37,805
Administration fees	105,136	75,961
Shareholders’ reports	10,427	12,046
Registration fees	54,431	33,884
Directors’ fees and expenses	7,609	3,612
Professional services	40,521	38,766
Amortization of offering costs (Note 2(g))	—	4,583
Organization expenses	—	1,138
Other†	9,087	7,029
Total gross expenses	2,252,365	1,216,899
Management fees waived and expenses reimbursed	(6,710)	(218,777)
Administration and shareholders’ services fees waived	—	(6,132)
Total net expenses	2,245,655	991,990
Net investment income (loss)	2,165,203	1,349,167

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	22,982,399	16,092,029
Foreign currency	—	—
Total net realized gain (loss) on investments and foreign currency	22,982,399	16,092,029
Net change in unrealized appreciation (depreciation) on:
Investments	24,622,937	1,285,334
Foreign currency	—	—
Total net change in unrealized appreciation (depreciation) on investments and foreign currency	24,622,937	1,285,334
Net realized and unrealized gain (loss) on investments and foreign currency	47,605,336	17,377,363
Net increase (decrease) in net assets resulting from operations	$49,770,539	$18,726,530
* Net of foreign withholding taxes of	$6,335	$—
† Includes interest on line of credit of	$—	$193

(a)	As the Portfolio commenced operations on December 31, 2014, it did not earn any income, nor incur any expense other than professional services during the period presented.

(b)	From the Portfolio’s commencement of operations on August 29, 2014.

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Lazard	Lazard	Lazard	Lazard	Lazard
US Small Cap Equity	US Mid Cap Equity	US Small-Mid Cap	International Equity	International Equity
Growth Portfolio (a)	Portfolio	Equity Portfolio	Portfolio	Concentrated Portfolio (b)

$—	$547,080	$3,215,423	$7,236,945	$12,744
—	16	—	58	17
—	547,096	3,215,423	7,237,003	12,761

—	295,105	2,337,362	2,247,320	15,315
—	78,894	37,110	133,773	390
—	51,546	101,209	165,640	24,215
—	27,250	29,282	35,172	11,353
—	57,871	112,331	109,930	17,841
—	20,410	13,951	19,797	20
—	32,620	37,244	61,868	609
—	938	8,778	8,164	47
9,500	39,090	41,033	44,835	35,163
—	—	—	—	24,244
—	—	—	—	4,033
—	5,901	11,572	8,915	458
9,500	609,625	2,729,872	2,835,414	133,688
(9,469)	(101,552)	—	—	(99,256)
—	—	—	—	(14,395)
31	508,073	2,729,872	2,835,414	20,037
(31)	39,023	485,551	4,401,589	(7,276)

—	2,328,882	76,194,228	8,617,777	(138,054)
—	—	—	(207,461)	(3,719)
—	2,328,882	76,194,228	8,410,316	(141,773)

(261)	2,659,937	(42,407,373)	(30,624,442)	(83,119)
—	—	—	(39,011)	(30)
(261)	2,659,937	(42,407,373)	(30,663,453)	(83,149)
(261)	4,988,819	33,786,855	(22,253,137)	(224,922)
$(292)	$5,027,842	$34,272,406	$(17,851,548)	$(232,198)
$—	$2,958	$14,718	$771,149	$1,628
$—	$194	$1,090	$—	$—

Annual Report  53

	Lazard	Lazard
	International Equity	International Strategic
For the Period Ended December 31, 2014	Select Portfolio	Equity Portfolio

Investment Income (Loss)
Income
Dividends	$536,690	$95,547,731
Interest	15	2,977
Total investment income*	536,705	95,550,708

Expenses
Management fees (Note 3)	170,785	33,672,636
Distribution fees (Open Shares)	8,075	3,291,969
Custodian fees	98,995	1,344,355
Shareholders’ services	26,886	976,677
Administration fees	54,020	598,970
Shareholders’ reports	7,925	424,528
Registration fees	29,615	221,728
Directors’ fees and expenses	567	123,710
Professional services	37,876	106,397
Amortization of offering costs (Note 2(g))	—	—
Organization expenses	—	—
Other†	6,579	71,272
Total gross expenses	441,323	40,832,242
Management fees waived and expenses reimbursed	(200,497)	—
Administration and shareholders’ services fees waived	—	—
Total net expenses	240,826	40,832,242
Net investment income (loss)	295,879	54,718,466

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	2,610,228	75,518,864
Foreign currency	(26,634)	(2,237,667)
Total net realized gain (loss) on investments and foreign currency	2,583,594	73,281,197
Net change in unrealized appreciation (depreciation) on:
Investments	(3,570,760)	(241,847,138)
Foreign currency	(2,966)	(446,857)
Total net change in unrealized appreciation (depreciation) on investments and foreign currency	(3,573,726)	(242,293,995)
Net realized and unrealized gain (loss) on investments and foreign currency	(990,132)	(169,012,798)
Net increase (decrease) in net assets resulting from operations	$(694,253)	$(114,294,332)
* Net of foreign withholding taxes of	$57,516	$8,110,178
† Includes interest on line of credit of	$1,455	$—

(a)	From the Portfolio’s commencement of operations on August 29, 2014.

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Lazard	Lazard	Lazard
International Small Cap	Global Equity Select	Global Strategic
Equity Portfolio	Portfolio	Equity Portfolio (a)

$1,607,519	$157,384	$18,511
28	9	17
1,607,547	157,393	18,528

531,695	76,803	15,393
51,276	457	83
109,900	93,491	24,870
28,581	29,040	11,359
64,180	51,808	17,863
11,113	4,340	1,385
30,491	24,217	610
1,988	244	65
38,667	42,478	35,163
—	106,343	23,199
—	—	4,034
6,264	4,346	458
874,155	433,567	134,482
(11,562)	(302,655)	(100,063)
—	(30,971)	(14,400)
862,593	99,941	20,019
744,954	57,452	(1,491)

5,515,318	(31,408)	(25,522)
(23,547)	(1,935)	(230)
5,491,771	(33,343)	(25,752)

(8,121,736)	576,744	31,239
(6,579)	(410)	(28)
(8,128,315)	576,334	31,211
(2,636,544)	542,991	5,459
$(1,891,590)	$600,443	$3,968
$159,379	$8,971	$1,288
$281	$172	$—

Annual Report  55

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Equity Concentrated Portfolio		Lazard US Strategic Equity Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,165,203	$2,345,216	$1,349,167	$1,275,781
Net realized gain on investments	22,982,399	29,171,119	16,092,029	15,343,960
Net change in unrealized appreciation (depreciation) on investments	24,622,937	17,668,016	1,285,334	9,731,533
Net increase (decrease) in net assets resulting from operations	49,770,539	49,184,351	18,726,530	26,351,274
Distributions to shareholders
From net investment income
Institutional Shares	(2,101,268)	(2,284,658)	(1,136,357)	(1,407,263)
Open Shares	(18,669)	(13,057)	(46,822)	(74,902)
R6 Shares	—	—	(146,879)	—
From net realized gains
Institutional Shares	(31,353,490)	(19,125,253)	(15,206,664)	(2,929,967)
Open Shares	(631,686)	(181,139)	(902,421)	(192,042)
R6 Shares	—	—	(1,895,325)	—
Net decrease in net assets resulting from distributions	(34,105,113)	(21,604,107)	(19,334,468)	(4,604,174)
Capital stock transactions
Net proceeds from sales
Institutional Shares	87,575,985	119,589,275	21,887,406	31,619,015
Open Shares	9,687,222	4,308,999	2,073,196	5,948,214
R6 Shares	—	—	16,841,957	—
Net proceeds from reinvestment of distributions
Institutional Shares	25,161,207	15,230,240	16,322,102	4,326,965
Open Shares	638,951	180,317	722,266	214,293
R6 Shares	—	—	2,042,204	—
Cost of shares redeemed
Institutional Shares	(25,786,587)	(55,107,495)	(34,132,392)	(15,093,331)
Open Shares	(4,516,085)	(3,193,058)	(3,791,036)	(8,517,223)
R6 Shares	—	—	(3,605,237)	—
Net increase (decrease) in net assets from capital stock transactions	92,760,693	81,008,278	18,360,466	18,497,933
Redemption fees (Note 2(i))
Institutional Shares	592	459	87	142
Open Shares	14	—	—	—
Net increase in net assets from redemption fees	606	459	87	142
Total increase (decrease) in net assets	108,426,725	108,588,981	17,752,615	40,245,175
Net assets at beginning of period	230,658,964	122,069,983	123,973,214	83,728,039
Net assets at end of period*	$339,085,689	$230,658,964	$141,725,829	$123,973,214
* Includes undistributed (distributions in excess of) net investment income (loss) of	$(9,957)	$(11,715)	$12,725	$—
(a) The Portfolio commenced operations on December 31, 2014.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	18,141,803	11,338,350	9,312,694	7,451,909
Shares sold	6,636,759	9,739,154	1,701,553	2,789,363
Shares issued to shareholders from reinvestment of distributions	1,879,748	1,227,254	1,296,958	351,870
Shares redeemed	(1,972,465)	(4,162,955)	(2,665,227)	(1,280,448)
Net increase (decrease)	6,544,042	6,803,453	333,284	1,860,785
Shares outstanding at end of period	24,685,845	18,141,803	9,645,978	9,312,694
Open Shares
Shares outstanding at beginning of period	172,050	64,143	610,440	828,181
Shares sold	703,552	345,072	162,079	488,099
Shares issued to shareholders from reinvestment of distributions	47,190	14,437	57,177	17,379
Shares redeemed	(329,210)	(251,602)	(282,025)	(723,219)
Net increase (decrease)	421,532	107,907	(62,769)	(217,741)
Shares outstanding at end of period	593,582	172,050	547,671	610,440
R6 Shares*
Shares outstanding at beginning of period			—
Shares sold			1,310,124
Shares issued to shareholders from reinvestment of distributions			162,340
Shares redeemed			(269,572)
Net increase			1,202,892
Shares outstanding at end of period			1,202,892

* The inception date for the Share class was May 19, 2014.

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Lazard US Small Cap
Equity Growth Portfolio	Lazard US Mid Cap Equity Portfolio		Lazard US Small-Mid Cap Equity Portfolio
Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2014 (a)	2014	2013	2014	2013

$(31)	$39,023	$166,862	$485,551	$159,503
—	2,328,882	16,729,461	76,194,228	52,614,411

(261)	2,659,937	(136,345)	(42,407,373)	48,010,929
(292)	5,027,842	16,759,978	34,272,406	100,784,843

—	(36,779)	(71,565)	(179,683)	(240,294)
—	(69,931)	(107,406)	—	(11,612)
—	—	—	—	—

—	—	—	(60,580,450)	(39,984,635)
—	—	—	(3,449,911)	(1,743,640)
—	—	—	—	—
—	(106,710)	(178,971)	(64,210,044)	(41,980,181)

950,000	1,371,752	1,958,798	13,693,718	10,080,594
50,000	8,080,253	4,834,306	4,685,761	3,168,805
—	—	—	—	—

—	34,113	61,917	58,099,903	39,918,663
—	67,500	103,233	3,395,032	1,720,581
—	—	—	—	—

—	(6,347,573)	(27,902,776)	(239,569,890)	(42,186,235)
—	(13,112,821)	(22,564,119)	(5,004,869)	(9,116,783)
—	—	—	—	—

1,000,000	(9,906,776)	(43,508,641)	(164,700,345)	3,585,625

—	2,980	5,813	309	155
—	472	651	50	842
—	3,452	6,464	359	997
999,708	(4,982,192)	(26,921,170)	(194,637,624)	62,391,284
—	45,373,656	72,294,826	368,230,229	305,838,945
$999,708	$40,391,464	$45,373,656	$173,592,605	$368,230,229

$—	$39,003	$106,690	$98,446	$—

—	705,811	2,461,019	22,132,447	21,804,765
95,000	74,618	139,534	881,663	644,554
—	2,028	4,230	4,033,281	2,532,936
—	(382,726)	(1,898,972)	(15,821,184)	(2,849,808)
95,000	(306,080)	(1,755,208)	(10,906,240)	327,682
95,000	399,731	705,811	11,226,207	22,132,447

—	2,063,556	3,358,349	951,721	1,237,189
5,000	468,958	340,607	304,719	212,424
—	4,076	7,159	247,429	113,139
—	(765,694)	(1,642,559)	(318,839)	(611,031)
5,000	(292,660)	(1,294,793)	233,309	(285,468)
5,000	1,770,896	2,063,556	1,185,030	951,721

Annual Report  57

			Lazard International
	Lazard International Equity Portfolio		Equity Concentrated Portfolio
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2014	2013	2014 (a)

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,401,589	$2,453,644	$(7,276)
Net realized gain (loss) on investments and foreign currency	8,410,316	7,599,559	(141,773)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(30,663,453)	24,751,149	(83,149)
Net increase (decrease) in net assets resulting from operations	(17,851,548)	34,804,352	(232,198)

Distributions to shareholders
From net investment income
Institutional Shares	(1,974,980)	(85,440)	(5,298)
Open Shares	(327,493	(19,238)	—
From net realized gains
Institutional Shares	—	—	(3,894)
Open Shares	—	—	(228)
Net decrease in net assets resulting from distributions	(2,302,473)	(104,678)	(9,420)

Capital stock transactions
Net proceeds from sales
Institutional Shares	263,655,606	68,935,302	9,454,619
Open Shares	38,101,824	19,759,582	584,263
Net proceeds from reinvestment of distributions
Institutional Shares	1,545,639	65,632	9,193
Open Shares	198,061	10,642	227
Cost of shares redeemed
Institutional Shares	(54,451,378)	(21,128,631)	(144,556)
Open Shares	(20,632,372)	(9,472,789)	—
Net increase (decrease) in net assets from capital stock transactions	228,417,380	58,169,738	9,903,746

Redemption fees (Note 2(i))
Institutional Shares	3,106	1,593	—
Open Shares	2,479	360	—
Net increase in net assets from redemption fees	5,585	1,953	—
Total increase (decrease) in net assets	208,268,944	92,871,365	9,662,128
Net assets at beginning of period	227,568,815	134,697,450	—
Net assets at end of period*	$435,837,759	$227,568,815	$9,662,128
* Includes undistributed (distributions in excess of) net investment income (loss) of	$4,194,963	$2,303,307	$(16,036)
(a) The Portfolio commenced operations on August 29, 2014.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	10,372,906	7,380,561	—
Shares sold	14,965,499	4,296,937	968,720
Shares issued to shareholders from reinvestment of distributions	87,671	4,074	950
Shares redeemed	(3,071,089)	(1,308,666)	(14,563)
Net increase (decrease)	11,982,081	2,992,345	955,107
Shares outstanding at end of period	22,354,987	10,372,906	955,107

Open Shares
Shares outstanding at beginning of period	2,353,781	1,713,621	—
Shares sold	2,139,525	1,218,460	58,680
Shares issued to shareholders from reinvestment of distributions	11,133	654	24
Shares redeemed	(1,144,971)	(578,954)	—
Net increase (decrease)	1,005,687	640,160	58,704
Shares outstanding at end of period	3,359,468	2,353,781	58,704

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Lazard International Equity Select Portfolio		Lazard International Strategic Equity Portfolio		Lazard International Small Cap Equity Portfolio
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2014	2013	2014	2013	2014	2013

$295,879	$211,954	$54,718,466	$19,943,838	$744,954	$652,354
2,583,594	262,423	73,281,197	129,960,469	5,491,771	11,845,709

(3,573,726)	1,893,907	(242,293,995)	323,682,385	(8,128,315)	3,644,151
(694,253)	2,368,284	(114,294,332)	473,586,692	(1,891,590)	16,142,214

(171,714)	(29,819)	(40,821,246)	(15,225,169)	(1,173,296)	(124,377)
(26,153)	(6,781)	(13,234,085)	(3,665,191)	(424,610)	(53,950)

—	—	(96,231,718)	(12,783,804)	—	—
—	—	(40,179,844)	(4,645,191)	—	—
(197,867)	(36,600)	(190,466,893)	(36,319,355)	(1,597,906)	(178,327)

12,551,546	10,476,940	1,871,953,512	1,297,418,651	5,512,283	11,104,859
281,695	580,812	1,073,366,684	559,094,341	5,540,791	2,656,728

152,169	26,558	121,459,960	23,504,798	1,167,228	123,461
25,938	6,511	47,953,478	7,112,344	402,060	52,095

(18,482,909)	(765,224)	(405,784,975)	(185,860,486)	(9,423,018)	(16,302,054)
(530,943)	(460,659)	(325,547,714)	(125,201,877)	(4,537,263)	(5,480,910)

(6,002,504)	9,864,938	2,383,400,945	1,576,067,771	(1,337,919)	(7,845,821)

35,028	499	30,455	32,289	2,318	—
7	—	28,268	10,305	1,263	266
35,035	499	58,723	42,594	3,581	266
(6,859,589)	12,197,121	2,078,698,443	2,013,377,702	(4,823,834)	8,118,332
22,656,118	10,458,997	3,222,798,059	1,209,420,357	71,146,842	63,028,510
$15,796,529	$22,656,118	$5,301,496,502	$3,222,798,059	$66,323,008	$71,146,842

$269,267	$197,889	$(884,376)	$(94,562)	$(38,414)	$649,765

1,969,195	889,319	162,756,915	76,287,527	4,886,987	5,583,338
1,296,315	1,161,787	128,369,831	98,516,379	520,710	1,135,839
15,448	2,971	8,639,512	1,652,995	110,743	13,204
(1,901,356)	(84,882)	(28,009,123)	(13,699,986)	(889,732)	(1,845,394)
(589,593)	1,079,876	109,000,220	86,469,388	(258,279)	(696,351)
1,379,602	1,969,195	271,757,135	162,756,915	4,628,708	4,886,987

351,946	337,112	59,609,458	26,753,257	1,859,232	2,163,219
28,856	64,670	73,161,164	41,717,662	528,968	292,353
2,628	725	3,380,097	496,337	38,038	5,554
(54,040)	(50,561)	(22,278,678)	(9,357,798)	(432,974)	(601,894)
(22,556)	14,834	54,262,583	32,856,201	134,032	(303,987)
329,390	351,946	113,872,041	59,609,458	1,993,264	1,859,232

Annual Report  59

	Lazard Global Equity Select Portfolio		Lazard Global Strategic Equity Portfolio
	Year Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2014	2013 (a)	2014 (b)

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,452	$—	$(1,491)
Net realized loss on investments and foreign currency	(33,343)	—	(25,752)
Net change in unrealized appreciation on investments and foreign currency	576,334	3,267	31,211
Net increase in net assets resulting from operations	600,443	3,267	3,968

Distributions to shareholders
From net investment income
Institutional Shares	(75,719)	—	(12,804)
Open Shares	(668)	—	(241)
From return of capital
Institutional Shares	—	—	(2,628)
Open Shares	—	—	(49)
Net decrease in net assets resulting from distributions	(76,387)	—	(15,722)

Capital stock transactions
Net proceeds from sales
Institutional Shares	11,974,387	1,900,000	7,114,369
Open Shares	189,852	100,000	136,100
Net proceeds from reinvestment of distributions
Institutional Shares	75,719	—	15,585
Open Shares	633	—	137
Cost of shares redeemed
Institutional Shares	(2,197,235)	—	(7,551)
Open Shares	(103,100)	—	—
Net increase in net assets from capital stock transactions	9,940,256	2,000,000	7,258,640

Redemption fees (Note 2(i))
Institutional Shares	122	—	—
Net increase in net assets from redemption fees	122	—	—
Total increase in net assets	10,464,434	2,003,267	7,246,886
Net assets at beginning of period	2,003,267	—	—
Net assets at end of period*	$12,467,701	$2,003,267	$7,246,886
* Includes undistributed (distributions in excess of) net investment income (loss) of	$(21,451)	$—	$(14,706)
(a) The Portfolio commenced operations on December 31, 2013.
(b) The Portfolio commenced operations on August 29, 2014.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	190,000	—	—
Shares sold	1,204,388	190,000	714,476
Shares issued to shareholders from reinvestment of distributions	7,246	—	1,554
Shares redeemed	(212,666)	—	(781)
Net increase	998,968	190,000	715,249
Shares outstanding at end of period	1,188,968	190,000	715,249

Open Shares
Shares outstanding at beginning of period	10,000	—	—
Shares sold	19,438	10,000	13,596
Shares issued to shareholders from reinvestment of distributions	61	—	13
Shares redeemed	(10,000)	—	—
Net increase	9,499	10,000	13,609
Shares outstanding at end of period	19,499	10,000	13,609

The accompanying notes are an integral part of these financial statements.

60  Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD US EQUITY CONCENTRATED PORTFOLIO
Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of year	$12.59	$10.71	$9.24	$9.56	$8.62
Income (loss) from investment operations:
Net investment income (a)	0.11	0.14	0.20	0.15	0.10
Net realized and unrealized gain (loss)	2.23	3.02	1.37	(0.30)	0.93

Total from investment operations	2.34	3.16	1.57	(0.15)	1.03
Less distributions from:
Net investment income	(0.09)	(0.14)	(0.10)	(0.17)	(0.09)
Net realized gains	(1.43)	(1.14)	—	—	—

Total distributions	(1.52)	(1.28)	(0.10)	(0.17)	(0.09)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$13.41	$12.59	$10.71	$9.24	$9.56

Total Return (c)	18.88%	29.59%	16.83%	-1.47%	12.00%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$331,074	$228,478	$121,379	$11,108	$13,066
Ratios to average net assets:
Net expenses	0.81%	0.85%	0.93%	0.75%	0.97%
Gross expenses	0.81%	0.85%	1.28%	2.27%	2.76%
Net investment income	0.79%	1.16%	1.94%	1.59%	1.19%
Portfolio turnover rate	63%	108%	116%	53%	53%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of year	$12.68	$10.77	$9.30	$9.61	$8.67
Income (loss) from investment operations:
Net investment income (a)	0.05	0.09	0.15	0.12	0.08
Net realized and unrealized gain (loss)	2.23	3.04	1.39	(0.29)	0.93

Total from investment operations	2.28	3.13	1.54	(0.17)	1.01
Less distributions from:
Net investment income	(0.03)	(0.08)	(0.07)	(0.14)	(0.07)
Net realized gains	(1.43)	(1.14)	—	—	—

Total distributions	(1.46)	(1.22)	(0.07)	(0.14)	(0.07)

Redemption fees	— (b)	—	— (b)	— (b)	—

Net asset value, end of year	$13.50	$12.68	$10.77	$9.30	$9.61

Total Return (c)	18.28%	29.21%	16.51%	-1.77%	11.62%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$8,011	$2,181	$691	$312	$294
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.19%	1.05%	1.27%
Gross expenses	1.46%	1.87%	4.84%	6.49%	7.28%
Net investment income	0.37%	0.74%	1.51%	1.30%	0.88%
Portfolio turnover rate	63%	108%	116%	53%	53%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  61

LAZARD US STRATEGIC EQUITY PORTFOLIO
Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of year	$12.49	$10.11	$9.03	$8.97	$8.02
Income from investment operations:
Net investment income (a)	0.14	0.14	0.14	0.12	0.07
Net realized and unrealized gain	1.73	2.72	1.17	0.02	0.97

Total from investment operations	1.87	2.86	1.31	0.14	1.04
Less distributions from:
Net investment income	(0.13)	(0.15)	(0.23)	(0.08)	(0.09)
Net realized gains	(1.80)	(0.33)	—	—	—

Total distributions	(1.93)	(0.48)	(0.23)	(0.08)	(0.09)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$12.43	$12.49	$10.11	$9.03	$8.97

Total Return (c)	15.04%	28.38%	14.56%	1.65%	13.13%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$119,941	$116,323	$75,327	$64,239	$71,207
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	1.01%
Gross expenses	0.90%	0.93%	0.99%	1.00%	1.06%
Net investment income	1.05%	1.21%	1.40%	1.29%	0.88%
Portfolio turnover rate	69%	71%	60%	48%	49%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of year	$12.53	$10.14	$9.04	$8.97	$8.02
Income from investment operations:
Net investment income (a)	0.10	0.11	0.11	0.09	0.05
Net realized and unrealized gain	1.74	2.73	1.16	0.03	0.97

Total from investment operations	1.84	2.84	1.27	0.12	1.02
Less distributions from:
Net investment income	(0.09)	(0.12)	(0.17)	(0.05)	(0.07)
Net realized gains	(1.80)	(0.33)	—	—	—

Total distributions	(1.89)	(0.45)	(0.17)	(0.05)	(0.07)

Redemption fees	—	—	—	—	— (b)

Net asset value, end of year	$12.48	$12.53	$10.14	$9.04	$8.97

Total Return (c)	14.77%	28.04%	14.10%	1.42%	12.79%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$6,833	$7,650	$8,401	$8,478	$10,024
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.31%
Gross expenses	1.31%	1.33%	1.37%	1.36%	1.44%
Net investment income	0.75%	0.95%	1.10%	0.99%	0.59%
Portfolio turnover rate	69%	71%	60%	48%	49%

The accompanying notes are an integral part of these financial statements.

62  Annual Report

For the
Selected data for a share of capital	Period 5/19/14*
stock outstanding throughout the period	to 12/31/14

R6 Shares
Net asset value, beginning of period	$12.81
Income from investment operations:
Net investment income (a)	0.09
Net realized and unrealized gain	1.47

Total from investment operations	1.56
Less distributions from:
Net investment income	(0.14)
Net realized gains	(1.80)

Total distributions	(1.94)

Net asset value, end of period	$12.43

Total Return (c)	12.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,951
Ratios to average assets (d):
Net expenses	0.70%
Gross expenses	1.06%
Net investment income	1.14%
Portfolio turnover rate	69%

*	The inception date for R6 Shares was May 19, 2014.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  63

LAZARD US SMALL CAP EQUITY GROWTH PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	Period ended 12/31/14*

Institutional Shares
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	—	(a)
Net realized and unrealized loss	—	(a)

Total from investment operations	—	(a)

Net asset value, end of period	$10.00

Total Return (b)	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$950
Ratios to average net assets (c):
Net expenses	1.10%
Gross expenses	346.85	%(d)
Net investment loss	-1.10%
Portfolio turnover rate	0%

Selected data for a share of capital stock outstanding throughout the period	Period ended 12/31/14*

Open Shares
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	—	(a)
Net realized and unrealized loss	—	(a)

Total from investment operations	—	(a)

Net asset value, end of period	$10.00

Total Return (b)	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$50
Ratios to average net assets (c):
Net expenses	1.40%
Gross expenses	346.82	%(d)
Net investment loss	-1.40%
Portfolio turnover rate	0%

*	The Portfolio commenced operations on December 31, 2014.
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Annualized for a period of less than one year.
(d)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

The accompanying notes are an integral part of these financial statements.

64  Annual Report

LAZARD US MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of year	$16.58	$12.52	$11.87	$12.61	$10.31
Income (loss) from investment operations:
Net investment income (a)	0.05	0.07	0.05	0.05	0.10
Net realized and unrealized gain (loss)	2.33	4.04	0.63	(0.75)	2.31

Total from investment operations	2.38	4.11	0.68	(0.70)	2.41
Less distributions from:
Net investment income	(0.09)	(0.05)	(0.03)	(0.04)	(0.11)

Total distributions	(0.09)	(0.05)	(0.03)	(0.04)	(0.11)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$18.87	$16.58	$12.52	$11.87	$12.61

Total Return (c)	14.35%	32.95%	5.76%	-5.58%	23.43%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$7,542	$11,706	$30,803	$91,740	$126,626
Ratios to average net assets:
Net expenses	1.05%	1.05%	0.98%	0.93%	0.91%
Gross expenses	1.45%	1.19%	0.98%	0.93%	0.91%
Net investment income	0.29%	0.46%	0.40%	0.37%	0.90%
Portfolio turnover rate	95%	133%	102%	83%	75%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of year	$16.32	$12.35	$11.72	$12.45	$10.18
Income (loss) from investment operations:
Net investment income (a)	0.01	0.02	0.03	0.01	0.07
Net realized and unrealized gain (loss)	2.26	4.00	0.61	(0.74)	2.28

Total from investment operations	2.27	4.02	0.64	(0.73)	2.35
Less distributions from:
Net investment income	(0.04)	(0.05)	(0.01)	— (b)	(0.08)

Total distributions	(0.04)	(0.05)	(0.01)	— (b)	(0.08)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$18.55	$16.32	$12.35	$11.72	$12.45

Total Return (c)	13.94%	32.59%	5.44%	-5.84%	23.09%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$32,850	$33,668	$41,492	$52,048	$69,551
Ratios to average net assets:
Net expenses	1.35%	1.35%	1.26%	1.19%	1.17%
Gross expenses	1.57%	1.43%	1.26%	1.19%	1.17%
Net investment income	0.05%	0.16%	0.21%	0.11%	0.66%
Portfolio turnover rate	95%	133%	102%	83%	75%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  65

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of year	$15.97	$13.29	$11.82	$14.55	$11.80
Income (loss) from investment operations:
Net investment income (a)	0.03	0.01	0.05	0.01	0.09
Net realized and unrealized gain (loss)	1.74	4.70	1.77	(1.45)	2.70

Total from investment operations	1.77	4.71	1.82	(1.44)	2.79
Less distributions from:
Net investment income	(0.01)	(0.01)	(0.02)	—	(0.04)
Net realized gains	(3.68)	(2.02)	(0.33)	(1.29)	—

Total distributions	(3.69)	(2.03)	(0.35)	(1.29)	(0.04)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$14.05	$15.97	$13.29	$11.82	$14.55

Total Return (c)	11.39%	35.81%	15.45%	-9.83%	23.67%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$157,742	$353,565	$289,855	$167,042	$238,901
Ratios to average net assets:
Net expenses	0.86%	0.86%	0.88%	0.90%	1.00%
Gross expenses	0.86%	0.86%	0.88%	0.90%	1.00%
Net investment income	0.17%	0.06%	0.41%	0.08%	0.68%
Portfolio turnover rate	91%	101%	92%	110%	114%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of year	$15.41	$12.92	$11.52	$14.26	$11.56
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.02)	(0.04)	— (b)	(0.03)	0.03
Net realized and unrealized gain (loss)	1.67	4.56	1.73	(1.42)	2.67

Total from investment operations	1.65	4.52	1.73	(1.45)	2.70
Less distributions from:
Net investment income	—	(0.01)	—	—	—
Net realized gains	(3.68)	(2.02)	(0.33)	(1.29)	—

Total distributions	(3.68)	(2.03)	(0.33)	(1.29)	—

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$13.38	$15.41	$12.92	$11.52	$14.26

Total Return (c)	11.01%	35.47%	14.97%	-10.09%	23.36%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$15,851	$14,665	$15,984	$20,039	$21,620
Ratios to average net assets:
Net expenses	1.20%	1.20%	1.21%	1.21%	1.34%
Gross expenses	1.20%	1.20%	1.21%	1.21%	1.34%
Net investment income (loss)	-0.15%	-0.27%	0.01%	-0.23%	0.21%
Portfolio turnover rate	91%	101%	92%	110%	114%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

66  Annual Report

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of year	$17.85	$14.78	$12.49	$13.81	$13.14
Income (loss) from investment operations:
Net investment income (a)	0.26	0.23	0.25	0.27	0.21
Net realized and unrealized gain (loss)	(1.02)	2.85	2.56	(1.25)	0.82

Total from investment operations	(0.76)	3.08	2.81	(0.98)	1.03
Less distributions from:
Net investment income	(0.16)	(0.01)	(0.52)	(0.34)	(0.36)

Total distributions	(0.16)	(0.01)	(0.52)	(0.34)	(0.36)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$16.93	$17.85	$14.78	$12.49	$13.81

Total Return (c)	-4.29%	20.84%	22.70%	-7.17%	8.04%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$378,488	$185,199	$109,088	$86,880	$127,485
Ratios to average net assets:
Net expenses	0.90%	0.95%	1.02%	1.03%	0.98%
Gross expenses	0.90%	0.95%	1.02%	1.03%	0.98%
Net investment income	1.46%	1.42%	1.85%	1.99%	1.63%
Portfolio turnover rate	36%	43%	48%	39%	53%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of year	$18.00	$14.94	$12.59	$13.91	$13.24
Income (loss) from investment operations:
Net investment income (a)	0.27	0.19	0.21	0.24	0.16
Net realized and unrealized gain (loss)	(1.09)	2.88	2.57	(1.26)	0.83

Total from investment operations	(0.82)	3.07	2.78	(1.02)	0.99
Less distributions from:
Net investment income	(0.11)	(0.01)	(0.43)	(0.30)	(0.32)

Total distributions	(0.11)	(0.01)	(0.43)	(0.30)	(0.32)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$17.07	$18.00	$14.94	$12.59	$13.91

Total Return (c)	-4.57%	20.55%	22.30%	-7.42%	7.65%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$57,350	$42,370	$25,610	$18,699	$28,670
Ratios to average net assets:
Net expenses	1.17%	1.23%	1.32%	1.33%	1.29%
Gross expenses	1.17%	1.23%	1.32%	1.33%	1.29%
Net investment income	1.49%	1.18%	1.49%	1.78%	1.25%
Portfolio turnover rate	36%	43%	48%	39%	53%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

Annual Report  67

LAZARD INTERNATIONAL EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 8/29/14* to 12/31/14

Institutional Shares
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss (a)	(0.01)
Net realized and unrealized loss	(0.45)

Total from investment operations	(0.46)
Less distributions from:
Net investment income	(0.01)
Net realized gains	— (b)

Total distributions	(0.01)

Net asset value, end of period	$9.53

Total Return (c)	-4.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,103
Ratios to average net assets (d):
Net expenses	1.15%
Gross expenses	7.40%
Net investment loss	-0.41%
Portfolio turnover rate	45%

Selected data for a share of capital stock outstanding throughout the period	For the Period 8/29/14* to 12/31/14

Open Shares
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss (a)	(0.02)
Net realized and unrealized loss	(0.45)

Total from investment operations	(0.47)
Less distributions from:
Net realized gains	— (b)

Total distributions	— (b)

Net asset value, end of period	$9.53

Total Return (c)	-4.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$559
Ratios to average net assets (d):
Net expenses	1.45%
Gross expenses	12.39%
Net investment loss	-0.55%
Portfolio turnover rate	45%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment loss has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

68  Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of year	$9.76	$8.51	$7.18	$7.99	$7.70
Income (loss) from investment operations:
Net investment income (a)	0.15	0.12	0.12	0.13	0.14
Net realized and unrealized gain (loss)	(0.58)	1.15	1.43	(0.70)	0.49

Total from investment operations	(0.43)	1.27	1.55	(0.57)	0.63
Less distributions from:
Net investment income	(0.11)	(0.02)	(0.22)	(0.24)	(0.34)

Total distributions	(0.11)	(0.02)	(0.22)	(0.24)	(0.34)

Redemption fees	0.02	— (b)	— (b)	— (b)	—

Net asset value, end of year	$9.24	$9.76	$8.51	$7.18	$7.99

Total Return (c)	-4.29%	14.93%	21.59%	-7.14%	8.49%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$12,749	$19,212	$7,571	$4,519	$3,614
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	2.10%	2.45%	4.17%	4.66%	5.08%
Net investment income	1.54%	1.33%	1.55%	1.72%	1.80%
Portfolio turnover rate	80%	36%	46%	55%	75%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of year	$9.79	$8.57	$7.20	$8.02	$7.72
Income (loss) from investment operations:
Net investment income (a)	0.11	0.10	0.12	0.11	0.12
Net realized and unrealized gain (loss)	(0.57)	1.14	1.42	(0.72)	0.49

Total from investment operations	(0.46)	1.24	1.54	(0.61)	0.61
Less distributions from:
Net investment income	(0.08)	(0.02)	(0.17)	(0.21)	(0.31)

Total distributions	(0.08)	(0.02)	(0.17)	(0.21)	(0.31)

Redemption fees	— (b)	—	— (b)	—	— (b)

Net asset value, end of year	$9.25	$9.79	$8.57	$7.20	$8.02

Total Return (c)	-4.76%	14.48%	21.23%	-7.41%	8.29%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,048	$3,444	$2,888	$2,463	$3,056
Ratios to average net assets:
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	2.70%	3.03%	4.77%	5.12%	5.31%
Net investment income	1.11%	1.08%	1.55%	1.43%	1.56%
Portfolio turnover rate	80%	36%	46%	55%	75%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  69

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of year	$14.46	$11.71	$9.46	$10.63	$9.41
Income (loss) from investment operations:
Net investment income (a)	0.19	0.14	0.15	0.16	0.13
Net realized and unrealized gain (loss)	(0.39)	2.79	2.21	(1.19)	1.22

Total from investment operations	(0.20)	2.93	2.36	(1.03)	1.35
Less distributions from:
Net investment income	(0.16)	(0.10)	(0.11)	(0.14)	(0.13)
Net realized gains	(0.38)	(0.08)	—	—	—

Total distributions	(0.54)	(0.18)	(0.11)	(0.14)	(0.13)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$13.72	$14.46	$11.71	$9.46	$10.63

Total Return (c)	-1.48%	25.02%	25.00%	-9.70%	14.43%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,727,391	$2,354,068	$893,610	$435,411	$356,098
Ratios to average net assets:
Net expenses	0.84%	0.86%	0.86%	0.88%	0.90%
Gross expenses	0.84%	0.86%	0.86%	0.88%	0.90%
Net investment income	1.28%	1.02%	1.45%	1.53%	1.30%
Portfolio turnover rate	33%	42%	52%	53%	55%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of year	$14.57	$11.80	$9.53	$10.68	$9.43
Income (loss) from investment operations:
Net investment income (a)	0.16	0.10	0.09	0.13	0.09
Net realized and unrealized gain (loss)	(0.41)	2.82	2.26	(1.20)	1.24

Total from investment operations	(0.25)	2.92	2.35	(1.07)	1.33
Less distributions from:
Net investment income	(0.12)	(0.07)	(0.08)	(0.08)	(0.08)
Net realized gains	(0.38)	(0.08)	—	—	—

Total distributions	(0.50)	(0.15)	(0.08)	(0.08)	(0.08)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$13.82	$14.57	$11.80	$9.53	$10.68

Total Return (c)	-1.78%	24.73%	24.74%	-10.01%	14.09%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,574,106	$868,730	$315,811	$63,280	$46,051
Ratios to average net assets:
Net expenses	1.09%	1.10%	1.13%	1.16%	1.20%
Gross expenses	1.09%	1.10%	1.13%	1.16%	1.20%
Net investment income	1.06%	0.78%	0.87%	1.26%	0.89%
Portfolio turnover rate	33%	42%	52%	53%	55%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

70  Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of year	$10.54	$8.12	$6.84	$8.12	$6.68
Income (loss) from investment operations:
Net investment income (a)	0.12	0.11	0.11	0.13	0.10
Net realized and unrealized gain (loss)	(0.40)	2.34	1.40	(1.27)	1.45

Total from investment operations	(0.28)	2.45	1.51	(1.14)	1.55
Less distributions from:
Net investment income	(0.25)	(0.03)	(0.23)	(0.14)	(0.11)

Total distributions	(0.25)	(0.03)	(0.23)	(0.14)	(0.11)

Redemption fees	— (b)	—	— (b)	— (b)	— (b)

Net asset value, end of year	$10.01	$10.54	$8.12	$6.84	$8.12

Total Return (c)	-2.77%	30.20%	22.28%	-14.11%	23.55%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$46,329	$51,508	$45,360	$38,879	$47,134
Ratios to average net assets:
Net expenses	1.13%	1.13%	1.13%	1.13%	1.13%
Gross expenses	1.15%	1.19%	1.18%	1.17%	1.21%
Net investment income	1.13%	1.15%	1.40%	1.65%	1.39%
Portfolio turnover rate	48%	58%	48%	28%	41%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of year	$10.56	$8.17	$6.86	$8.14	$6.70
Income (loss) from investment operations:
Net investment income (a)	0.09	0.08	0.08	0.10	0.08
Net realized and unrealized gain (loss)	(0.40)	2.34	1.41	(1.26)	1.45

Total from investment operations	(0.31)	2.42	1.49	(1.16)	1.53
Less distributions from:
Net investment income	(0.22)	(0.03)	(0.18)	(0.12)	(0.09)

Total distributions	(0.22)	(0.03)	(0.18)	(0.12)	(0.09)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$10.03	$10.56	$8.17	$6.86	$8.14

Total Return (c)	-3.05%	29.65%	21.96%	-14.36%	23.13%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$19,994	$19,639	$17,669	$17,744	$24,984
Ratios to average net assets:
Net expenses	1.43%	1.43%	1.43%	1.43%	1.43%
Gross expenses	1.44%	1.48%	1.48%	1.46%	1.49%
Net investment income	0.85%	0.85%	1.08%	1.34%	1.09%
Portfolio turnover rate	48%	58%	48%	28%	41%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  71

LAZARD GLOBAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Year Ended	Period Ended
stock outstanding throughout each period	12/31/14	12/31/13*

Institutional Shares
Net asset value, beginning of period	$10.02	$10.00
Income from investment operations:
Net investment income (a)	0.07	—
Net realized and unrealized gain	0.29	0.02

Total from investment operations	0.36	0.02
Less distributions from:
Net investment income	(0.06)	—

Total distributions	(0.06)	—

Redemption fees	— (b)	—

Net asset value, end of period	$10.32	$10.02

Total Return (c)	3.84%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,266	$1,903
Ratios to average net assets (d):
Net expenses	1.10%	0.00%
Gross expenses	4.62%	91.25	%(e)
Net investment income	0.64%	0.00%
Portfolio turnover rate	64%	0%

Selected data for a share of capital	Year Ended	Period Ended
stock outstanding throughout each period	12/31/14	12/31/13*

Open Shares
Net asset value, beginning of period	$10.01	$10.00
Income from investment operations:
Net investment income (a)	0.04	—
Net realized and unrealized gain	0.30	0.01

Total from investment operations	0.34	0.01
Less distributions from:
Net investment income	(0.03)	—

Total distributions	(0.03)	—

Net asset value, end of period	$10.32	$10.01

Total Return (c)	3.54%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$201	$100
Ratios to average net assets (d):
Net expenses	1.40%	0.00%
Gross expenses	13.34%	91.25	%(e)
Net investment income	0.35%	0.00%
Portfolio turnover rate	64%	0%

*	The Portfolio commenced operations on December 31, 2013.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

72  Annual Report

LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

For the
Selected data for a share of capital	Period 8/29/14*
stock outstanding throughout the period	to 12/31/14

Institutional Shares
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss (a)	— (b)
Net realized and unrealized loss	(0.04)

Total from investment operations	(0.04)
Less distributions from:
Net investment income	(0.02)
Return of capital	— (b)

Total distributions	(0.02)

Net asset value, end of period	$9.94

Total Return (c)	-0.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,112
Ratios to average net assets (d):
Net expenses	1.10%
Gross expenses	7.11%
Net investment loss	-0.08%
Portfolio turnover rate	24%

For the
Selected data for a share of capital	Period 8/29/14*
stock outstanding throughout the period	to 12/31/14

Open Shares
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss (a)	(0.01)
Net realized and unrealized loss	(0.04)

Total from investment operations	(0.05)
Less distributions from:
Net investment income	(0.01)
Return of capital	— (b)

Total distributions	(0.01)

Net asset value, end of period	$9.94

Total Return (c)	-0.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$135
Ratios to average net assets (d):
Net expenses	1.40%
Gross expenses	24.52%
Net investment loss	-0.32%
Portfolio turnover rate	24%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment loss has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  73

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2014

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of thirty-two no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio (commenced investment operations on December 31, 2014), Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Concentrated Portfolio (commenced investment operations on August 29, 2014), Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio (commenced investment operations on August 29, 2014), Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio (formerly, Lazard Emerging Markets Multi-Strategy Portfolio), Lazard Emerging Markets Debt Portfolio, Lazard Emerging Markets Income Portfolio (commenced investment operations on April 30, 2014), Lazard Explorer Total Return Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Fundamental Long/Short Portfolio (commenced investment operations on April 30, 2014), Lazard Enhanced Opportunities Portfolio (commenced investment operations on December 31, 2014), Lazard Master Alternatives Portfolio (commenced investment operations on December 31, 2014), Lazard Capital Allocator Opportunistic Strategies Portfolio, and Lazard Global Dynamic Multi Asset Portfolio (formerly, Lazard Multi-Asset Targeted Volatility Portfolio). All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, US Realty Equity, Global Realty Equity, Fundamental Long/Short and Enhanced Opportunities Portfolios, are operated as “diversified” funds, as defined in the Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of December 31, 2014. This report in-

cludes only the financial statements of US Equity Concentrated, US Strategic Equity, US Small Cap Equity Growth, US Mid Cap Equity, US Small-Mid Cap Equity, International Equity, International Equity Concentrated, International Equity Select, International Strategic Equity, International Small Cap Equity, Global Equity Select and Global Strategic Equity Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Share class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2014, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and only US Strategic Equity Portfolio had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Investments in money market funds are valued at the fund’s NAV. Repurchase agreements are valued at the principal amounts plus accrued interest.

74  Annual Report

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements under the terms of a Master Repurchase Agreement, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. Upon an event of default under the Master Repurchase Agreement, if the seller defaults, the affected Portfolio may retain the collateral in lieu of repayment. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the affected Portfolio may be delayed or limited.

At December 31, 2014, US Small-Mid Cap Equity and International Equity Portfolios had investments in repurchase agreements with a value of $4,859,000 and $10,483,000, respectively, as shown on the Portfolios of Investments. The value of the related collateral exceeded the value of the repurchase agreements at year end.

(d) Foreign Currency Translation—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign

Annual Report  75

currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2014, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017

US Mid Cap Equity	$—	$40,134,489
International Equity	—	10,129,297
International Equity Select	—	38,626
International Small Cap Equity	8,509,165	50,821,243

Portfolio	Amount	Expiring Year

International Equity	$5,103,235	2018
International Equity Select	1,173,332	2018
International Small Cap Equity	4,306,477	2018
Global Equity Select	16,557	N/A*
Global Strategic Equity	14,861	N/A**

* Non-Expiring; Long-Term

** Non-Expiring; Short-Term

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the following Portfolios elected to defer such losses as follows:

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

US Equity Concentrated	$(248,652)	$—
US Mid Cap Equity	(1,202,845)	—
International Equity	(1,708,827)	—
International Equity Concentrated	(135,093)	—
International Equity Select	(66,373)	—
International Strategic Equity	(18,010,059)	(889,975)
Global Equity Select	—	(2,560)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Portfolios’ 2014 tax returns.

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, redemptions in-kind, certain redemptions treated as distributions, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

US Equity Concentrated	$189	$(43,508)	$43,319
US Strategic Equity	—	(6,384)	6,384
US Small Cap Equity Growth	(31)	31	—
US Small-Mid Cap Equity	22,403,485	(207,422)	(22,196,063)
International Equity	—	(207,460)	207,460

76  Annual Report

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

International Equity Concentrated	$(265)	$(3,462)	$3,727
International Equity Select	—	(26,634)	26,634
International Strategic Equity	—	(1,452,949)	1,452,949
International Small Cap Equity	—	164,773	(164,773)
Global Equity Select	(2,590)	(2,516)	5,106
Global Strategic Equity	(2,736)	2,507	229

During the year ended December 31, 2014, US Small-Mid Cap Equity Portfolio processed in-kind redemptions to shareholders which resulted in $16,598,280 of net capital gain, which is attributable to the redeeming shareholders and not to the Portfolio, for tax purposes, and is included in realized gain (loss) on investments on its Statement of Changes in Net Assets.

The tax character of dividends and distributions paid during the years or periods ended December 31 were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2014	2013	2014	2013

US Equity Concentrated
Institutional	$16,978,231	$19,345,344	$16,723,801	$2,077,289
Open	203,062	163,877	200,019	17,597
US Strategic Equity
Institutional	3,273,439	1,329,294	12,839,701	2,921,741
Open	220,944	110,427	866,628	242,714
R6	433,480	N/A	1,700,276	N/A
US Mid Cap Equity
Institutional	20,898	74,720	—	—
Open	85,812	104,251	—	—
US Small-Mid Cap Equity
Institutional	19,797,580	17,518,115	41,352,923	22,505,790
Open	990,532	856,245	2,069,009	1,100,031
International Equity
Institutional	1,892,023	85,040	—	—
Open	410,450	19,638	—	—
	Ordinary Income			Long-Term Capital Gain
Portfolio	2014	2013		2014	2013

International Equity Concentrated
Institutional	$8,554	$	N/A	$—	$	N/A
Open	866		N/A	—		N/A
International Equity Select
Institutional	165,812		29,686	—		—
Open	32,055		6,914	—		—
International Strategic Equity
Institutional	37,713,092		13,963,754	97,128,519		12,883,513
Open	15,557,522		4,926,606	40,067,760		4,545,482
International Small Cap Equity
Institutional	1,135,805		124,472	—		—
Open	462,101		53,855	—		—
Global Equity Select
Institutional	74,840		—	—		—
Open	1,547		—	—		—
Global Strategic Equity*
Institutional	12,804		N/A	—		N/A
Open	241		N/A	—		N/A

* Global Strategic Equity Portfolio had return of capital distributions of $2,677 in 2014.

At December 31, 2014, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income/ Deferred Ordinary Losses	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) including Foreign Currency

US Equity Concentrated	$—	$(248,652)	$49,182,142
US Strategic Equity	67,416	—	20,442,852
US Small Cap Equity Growth	—	—	(261)
US Mid Cap Equity	39,003	(41,337,334)	3,581,976
US Small-Mid Cap Equity	880,671	2,909,693	21,221,353
International Equity	4,655,324	(16,941,359)	14,161,164
International Equity Concentrated	15,825	(135,093)	(122,085)
International Equity Select	269,040	(1,278,331)	(719,322)
International Strategic Equity	(889,975)	(18,010,059)	264,565,936

Annual Report  77

Portfolio	Undistributed Ordinary Income/ Deferred Ordinary Losses	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) including Foreign Currency

International Small Cap Equity	$574,421	$(63,636,885)	$7,814,797
Global Equity Select	(2,560)	(16,557)	549,030
Global Strategic Equity	—	(14,861)	5,843

(g) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Equity Concentrated	0.70%
US Strategic Equity	0.70
US Small Cap Equity Growth	0.90
US Mid Cap Equity	0.75
US Small-Mid Cap Equity	0.75
International Equity	0.75
International Equity Concentrated	0.90
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap Equity	0.75
Global Equity Select	0.85
Global Strategic Equity	0.85

The Investment Manager has voluntarily agreed, through April 30 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

US Equity Concentrated	0.95%	1.25%	N/A	2015	(a)
US Strategic Equity	0.75	1.05	0.70%	2015
US Small Cap Equity Growth	1.10	1.40	N/A	2016	(b)
US Mid Cap Equity	1.05	1.35	N/A	2015
US Small-Mid Cap Equity	1.15	1.45	N/A	2015
International Equity	1.05	1.35	N/A	2015
International Equity Concentrated	1.15	1.45	N/A	2016	(c)
International Equity Select	1.15	1.45	N/A	2024
International Strategic Equity	1.15	1.45	N/A	2015
International Small Cap Equity	1.13	1.43	N/A	2015
Global Equity Select	1.10	1.40	N/A	2015	(d)
Global Strategic Equity	1.10	1.40	N/A	2016	(c)

78  Annual Report

(a)	Agreement extends, for May 1, 2015 through April 30, 2024, at levels of 1.10% and 1.40%, respectively.
(b)	Agreement is through December 31, 2016.
(c)	Agreement is through August 29, 2016.
(d)	Agreement is through December 31, 2015.

During the year or period ended December 31, 2014, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Equity Concentrated	$—	$—	$6,710	$—
US Strategic Equity	171,697	—	20,049	—
US Small Cap Equity Growth	—	8,996	—	473
US Mid Cap Equity	30,458	—	71,094	—
International Equity Concentrated	13,913	72,933	1,402	11,008
International Equity Select	143,117	16,538	27,668	13,174
International Small Cap Equity	9,228	—	2,334	—
Global Equity Select	75,248	212,040	1,555	13,812
Global Strategic Equity	15,112	81,505	281	3,165

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

US Strategic Equity	$27,031	$—

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year or period ended December 31, 2014, State Street waived its fees as follows:

Portfolio	Amount

International Equity Concentrated	$6,250
Global Equity Select	18,750
Global Strategic Equity	6,250

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-

owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the year or period ended December 31, 2014, BFDS waived its fees as follows:

Portfolio	Amount

US Strategic Equity	$6,132
International Equity Concentrated	8,145
Global Equity Select	12,221
Global Strategic Equity	8,150

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. No additional compensation is provided in respect of committee meetings held in conjunction with a

Annual Report  79

meeting of the Board. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Funds based on relative net assets. Effective January 1, 2015, the compensation for Independent Directors is comprised of: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings, although per-meeting attendance fees will no longer be paid. Compensation is, generally, divided among the Lazard Funds and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”), based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year or period ended December 31, 2014 were as follows:

Portfolio	Purchases	Sales

US Equity Concentrated	$182,056,250	$157,379,216
US Strategic Equity	87,546,489	89,360,765
US Small Cap Equity Growth	986,100	—
US Mid Cap Equity	35,067,939	41,797,397
US Small-Mid Cap Equity	269,603,218	493,944,475
International Equity	331,197,867	103,038,234
International Equity Concentrated	11,704,598	2,244,844
International Equity Select	15,777,232	21,744,012
International Strategic Equity	3,551,700,779	1,399,977,714
International Small Cap Equity	33,565,794	34,521,427
Global Equity Select	15,333,220	5,490,820
Global Strategic Equity	8,207,891	1,279,952

For the year or period ended December 31, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2014, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Strategic Equity	$398,438	$1,180,000	1.09%	16
US Mid Cap Equity	912,857	1,620,000	1.09	7
US Small-Mid Cap Equity	9,000,000	12,500,000	1.09	4
International Equity Select	2,400,646	3,678,964	1.09	20
International Small Cap Equity	614,333	1,160,000	1.10	15
Global Equity Select	148,000	1,100,000	1.10	38

* For days borrowings were outstanding.

7. Non-US Securities Investment Risks

Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other

80  Annual Report

countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2014:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2014

US Equity Concentrated Portfolio
Common Stocks*	$279,073,535	$—	$—	$279,073,535
Short-Term Investment	57,956,904	—	—	57,956,904
Total	$337,030,439	$—	$—	$337,030,439
US Strategic Equity Portfolio
Common Stocks*	$138,021,639	$—	$—	$138,021,639
Short-Term Investment	3,714,437	—	—	3,714,437
Total	$141,736,076	$—	$—	$141,736,076
US Small Cap Equity Growth Portfolio
Common Stocks*	$985,839	$—	$—	$985,839
Total	$985,839	$—	$—	$985,839

Annual Report  81

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2014

US Mid Cap Equity Portfolio
Common Stocks*	$38,712,681	$—	$—	$38,712,681
Short-Term Investment	1,671,038	—	—	1,671,038
Total	$40,383,719	$—	$—	$40,383,719
US Small-Mid Cap Equity Portfolio
Common Stocks*	$165,081,601	$—	$—	$165,081,601
Repurchase Agreement	—	4,859,000	—	4,859,000
Total	$165,081,601	$4,859,000	$—	$169,940,601
International Equity Portfolio
Common Stocks*	$37,941,130	$384,296,767	$—	$422,237,897
Repurchase Agreement	—	10,483,000	—	10,483,000
Total	$37,941,130	$394,779,767	$—	$432,720,897
International Equity Concentrated Portfolio
Common Stocks*	$1,358,978	$7,879,604	$—	$9,238,582
Short-Term Investment	336,383	—	—	336,383
Total	$1,695,361	$7,879,604	$—	$9,574,965
International Equity Select Portfolio
Common Stocks*
China	$221,131	$211,576	$—	$432,707
Russia	62,904	102,572	—	165,476
Other	856,369	13,461,047	—	14,317,416
Short-Term Investment	915,202	—	—	915,202
Total	$2,055,606	$13,775,195	$—	$15,830,801
International Strategic Equity Portfolio
Common Stocks*	$189,300,385	$4,880,119,503	$—	$5,069,419,888
Short-Term Investment	207,610,411	—	—	207,610,411
Total	$396,910,796	$4,880,119,503	$—	$5,277,030,299
International Small Cap Equity Portfolio
Common Stocks*
Canada	$3,748,416	$775,069	$—	$4,523,485
Netherlands	573,735	1,711,510	—	2,285,245
United Kingdom	798,186	11,778,509	—	12,576,695
Other	594,324	44,481,558	—	45,075,882
Preferred Stock*	—	666,483	—	666,483
Short-Term Investment	1,077,218	—	—	1,077,218
Total	$6,791,879	$59,413,129	$—	$66,205,008
Global Equity Select Portfolio
Common Stocks*
Russia	$106,793	$80,043	$—	$186,836
Other	7,844,658	3,869,495	—	11,714,153
Short-Term Investment	518,234	—	—	518,234
Total	$8,469,685	$3,949,538	$—	$12,419,223
Global Strategic Equity Portfolio
Common Stocks*	$3,274,800	$3,658,855	$—	$6,933,655
Short-Term Investment	353,375	—	—	353,375
Total	$3,628,175	$3,658,855	$—	$7,287,030

* Please refer to Portfolios of Investments (page 24 through 44) and Notes to Portfolios of Investments (page 46) for portfolio holdings by country and industry.

82  Annual Report

The common stock (see footnote (c) in the Notes to Portfolios of Investments) included in Level 2 was valued based on reference to a similar security from the same issuer which was trading on an active market.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than the security described in footnote (c) in the Notes to Portfolios of Investments) in the International Equity, International Equity Concentrated, International Equity Select, International Strategic Equity, International Small Cap Equity, Global Equity Select and Global Strategic Equity Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

At December 31, 2014, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

International Equity	$159,496,053
International Equity Select	15,532,083
International Strategic Equity	2,344,421,660
International Small Cap Equity	43,580,700
Global Equity Select	92,675

There were no other transfers into or out of Levels 1, 2 or 3 during the year or period ended December 31, 2014.

For further information regarding security characteristics see Portfolios of Investments.

10. Change of Independent Registered Public Accounting Firm

On February 26, 2014, Deloitte & Touche LLP (“Deloitte”) was selected as the Fund’s independent registered public accounting firm for the 2014 fiscal year. The decision to change accountants was recommended and approved by the

Audit Committee and approved by a majority of the Fund’s Board, including a majority of the Independent Directors. The predecessor independent registered public accounting firm’s reports on the Fund’s financial statements for each of the years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through February 28, 2014, the date of the predecessor independent registered public accounting firm’s report on the Fund’s financial statements for the year ended December 31, 2013, there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

11. Accounting Standards Update

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. This ASU requires repurchase-to-maturity transactions to be accounted as secured borrowings, as if the transferor retains effective control of the transferred assets, and new disclosure requirements. This ASU is effective for interim and annual periods in the fiscal years that begin after December 15, 2014. The Investment Manager does not expect that the adoption of this standard will have a material impact on the financial statements.

12. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

Annual Report  83

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Lazard Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio and Lazard Global Strategic Equity Portfolio (collectively the “Portfolios”), twelve of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2014, and the related statements of operations and changes in net assets and financial highlights for period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For those portfolios that commenced operations prior to 2014, the financial statements for the year ended December 31, 2013 were audited by other auditors whose reports, dated February 28, 2014, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. Where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio and Lazard Global Strategic Equity Portfolio of The Lazard Funds, Inc. as of December 31, 2014, the results of their operations, changes in their net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 28, 2015

84  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012) Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (69)	Director (August 1995)

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (62 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director (April 2014)

New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Richard Reiss, Jr. (70)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
(May 1991)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (54)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Annual Report  85

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2015, 38 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Chief Compliance Officer and Director of the Investment Manager (since September 2014) Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (39)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

86  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2014

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2014:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Lazard US Equity Concentrated	25.48%
Lazard US Strategic Equity	100.00
Lazard US Small Cap Equity Growth	—
Lazard US Mid Cap Equity	100.00
Lazard US Small-Mid Cap Equity	11.97
Lazard International Equity	100.00
Lazard International Equity Concentrated	100.00
Lazard International Equity Select	100.00
Lazard International Strategic Equity	100.00
Lazard International Small Cap Equity	73.68
Lazard Global Equity Select	100.00
Lazard Global Strategic Equity	100.00

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Lazard US Equity Concentrated	22.55%
Lazard US Strategic Equity	49.37
Lazard US Small Cap Equity Growth	—
Lazard US Mid Cap Equity	100.00
Lazard US Small-Mid Cap Equity	10.54
Lazard International Equity	—
Lazard International Equity Concentrated	—
Lazard International Equity Select	—
Lazard International Strategic Equity	—
Lazard International Small Cap Equity	—
Lazard Global Equity Select	89.25
Lazard Global Strategic Equity	67.56

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by call-

ing (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard US Small Cap Equity Growth Portfolio

At a meeting of the Board held on August 6, 2014, the Board considered the approval of the Management Agreement between the Fund, on behalf of Lazard US Small Cap Equity Growth Portfolio (the “New Portfolio”), and the Investment Manager (the “New Portfolio Management Agreement”). The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

The Board previously had received and discussed information addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 34 active funds comprised approximately $28 billion of the approximately $205 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2014); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the New Portfolio from a member of the New Portfolio’s proposed portfolio management team, including the

Annual Report  87

strategies to be employed for the New Portfolio and the New Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $25 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Strategic Insight, an independent provider of investment company data.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the New Portfolio and the comparisons provided by Strategic Insight, which compared the management fee and expense ratios for the New Portfolio to groups1 of comparison funds (“Groups”) and broader Morningstar categories (“Categories”), and the Directors noted the methodology and assumptions used by Strategic Insight, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed contractual management fee for the New Portfolio was approximately at or slightly below the Group medians and slightly above the Category medians. The estimated expense ratios for the New Portfolio were at the Group medians and slightly above the Category medians. There were no client accounts managed by the Investment Manager with investment objectives, policies and strategies similar to those of the New Portfolio.

Performance. Since the New Portfolio had not yet commenced operations and, since there were no client accounts managed by the Investment Manager with investment objectives, policies and strategies similar to those of the New Portfolio, there was no performance presented for the Directors to consider.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the New Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the New Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse the New Portfolio for at least two years following the New Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the New Portfolio Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolio. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the New Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business

1	The New Portfolio has two comparison groups, corresponding to Open and Institutional Shares.

88  Annual Report

decision with respect to the approval of the New Portfolio Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the New Portfolio Management Agreement:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $205 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.
•	The Board concluded that the New Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined to approve the New Portfolio Management Agreement.

Annual Report  89

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS020

Lazard Funds Annual Report

December 31, 2014

Fixed Income Funds

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

Lazard Global Fixed Income Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

6	Performance Overviews

9	Information About Your Portfolio’s Expenses

11	Portfolio Holdings Presented by Credit Rating

12	Portfolios of Investments

12	Lazard US Corporate Income Portfolio

16	Lazard US Short Duration Fixed Income Portfolio

19	Lazard Global Fixed Income Portfolio

24	Notes to Portfolios of Investments

26	Statements of Assets and Liabilities

27	Statements of Operations

28	Statements of Changes in Net Assets

30	Financial Highlights

33	Notes to Financial Statements

42	Report of Independent Registered Public Accounting Firm

43	Board of Directors and Officers Information

45	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2014, global equity markets were supported by low interest rates and declining bond yields but their overall gains were tempered by growth concerns and currency volatility. US stocks gained steadily over the year despite the discontinuation of US quantitative easing in October. International equity markets rose slightly in local currency terms but, for US dollar-based investors, returns were negative due to the dollar’s broad strength. Political and economic instability in Ukraine, Russia, and Greece, along with the effects of weaker commodity prices, held back returns in emerging markets. On the other hand, progress on structural reforms could unlock pent-up potential in countries such as India, Indonesia, and China.

Globally, fixed income markets rallied as interest rates in many countries trended lower for most of 2014. In the emerging markets, US dollar-denominated debt outperformed local currency debt for a fourth consecutive year. Meanwhile, the decline in the price of oil led to significant underperformance in the debt of countries that are heavily dependent on oil exports. In general, lower oil prices should be economically favorable for many countries as it can boost consumer spending and strengthen national finances.

At Lazard Asset Management LLC, we remain focused on active management and are committed to leveraging our strengths in pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, achieve your financial goals. Over the years, we understand that your investment preferences may change as markets evolve and as asset classes mature. With this in mind, we launched seven new mutual funds in 2014 across the alternatives, equity, and currency asset classes. We believe these funds may offer our clients’ new avenues of return. As always, we appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

US Corporate Income

After a fairly strong start to the first half of the year, high-yield market returns lagged other US fixed-income sectors such as investment grade corporates and Treasury bonds, for 2014. This occurred despite the growing US economy, lower intermediate Treasury bond yields, and strong equity market returns. Although high yield returns were modestly positive, for the first time in three years the high-yield sector failed to earn its coupon. The BofA Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index (the “Cash Pay Index”) returned 3.7% for the year, underperforming the Barclays US Aggregate Bond® Index that returned 5.8%, and the investment-grade corporate sector that returned about 7.5%. Equities materially outperformed, with the S&P 500® Index returning 13.7%.

High yield market spreads widened by about 100 basis points (bps) during the year to 492 bps. The BB sector widened 55 bps to 332 bps and the CCC sector widened materially by 204 bps to 935 bps. Intermediate Treasury yields (5 to 7 year) decreased slightly during the year ending at 1.82%. For the year, high-yield mutual fund market flows were negative, and totaled about $20.6 billion. This compares to negative $4.7 billion for 2013. New high yield bond issuance in the US market was $356 billion for the year versus $399 billion in 2013, which was a record high. The domestic high yield market capitalization is now approximately $1.34 trillion, an all-time high. The Standard & Poor’s US speculative-grade trailing 12-month issuer default rate was 1.5% as of December 31, 2014, down from 2.1% in December 2013.

US Short Duration Fixed Income

We believe that the unresolved issues we have been highlighting throughout 2014, namely US Federal Reserve policy, geopolitical forces, and liquidity constraints, will be the primary drivers of US fixed income market returns in 2015. While the last quarter of 2014 gave us a glimpse of the potential effects of these drivers, we believe that the full force of these unresolved issues has yet to be materially experienced.

We believe the market is underestimating the Fed’s resolve to raise short-term rates away from its current zero-interest-rate policy. As we concluded last year with the end of quantitative easing (QE) in the United States, it is our viewpoint that the current short-rate environment has become unsustainable without increasing the risks of material financial dislocations. As such, we believe that the Fed has already begun to prepare for a rise in short rates and will face that rise in the coming year with the same resolve that it applied to ending QE. As with the end of QE, we do not view a rise in short rates as a tightening in policy—we view it as a natural return to normalcy after a prolonged period of emergency measures—and we believe that the rise to normalcy in short-term rates will be a gradual one.

The need for a change in current policy is compelling as short-term interest rates are at levels not experienced since the Great Depression, while today’s economic conditions are radically different. We view the current economic environment in the United States as sufficiently positive to lead to a revival of “animal spirits.” The history of trying to run an extended zero-rate policy has serious consequences when animal spirits return to the economy, which are two-fold. First, low interest rates can lead to irrational asset lending under exuberant conditions and subsequent price bubbles. Second, the size of the monetary base represents a latent inflation risk if credit conditions ease and lending accelerates to pre-crisis levels. Of the two, the risk of asset-price bubbles is the most worrisome in our opinion. In the event of a future bubble burst, the Fed would likely need to respond with standard accommodative policy given the size of its balance sheet. However, in our view, with policy still near to zero-interest-rate levels, the Fed is out of weapons to counteract such an event.

We believe that geopolitical risks will continue to accrue to the benefit of the US consumer and US—centric industries further decoupling the US economy from the rest of the world. Thus, we expect the globally induced demand for long-dated US government bonds to be transient given the continued decoupling. We believe that US macroeconomic growth combined with a rise in short rates will lead to higher US long-term rates. Based on both relative security-specific valuations and the divergence in global growth, we remained materially concentrated in US-centric issuers and underweight Treasuries during 2014.

Liquidity in the market has been compromised by the regulatory-induced elimination of proprietary trading desks. Without their participation, we believe that the securities that have been oversubscribed by investors on a tactical basis (namely, short to intermediate US government securities for interest rate safety, and extremely high yielding US dollar-denominated securities for income) are subject to large price dislocations, as valuations have drifted far from where strategic end-buyers of those securities have historically been willing to absorb them. This re-pricing risk is

Annual Report  3

most acute in areas of the market where both interest rate safety and income concerns converge, such as short duration funds and floating-rate levered loans. Based on our observations of market liquidity, we continue to avoid securities that we find to be tactically over-subscribed. We remain focused on securities that we believe have natural liquidity and sponsorship from traditional strategic end buyers.

Global Fixed Income

Interest rates in many core countries trended modestly lower for most of 2014, leading to a fairly broad-based year-end rally. The continued sell-off in oil prices drove inflation expectations lower, as did weaker economic data outside of the United States. The outcome of the Federal Open Market Committee meeting on October 29 not only confirmed a highly anticipated end to QE in the United States, but was also more hawkish than many spectators anticipated as central bankers cited improvement in job markets. Furthermore, third-quarter US GDP expanded at a better-than-expected annualized rate of 5% as a result of big gains in consumer spending and business investment. Nevertheless, the yield on the bellwether 10-year US Treasury note closed out the year at 2.17%, near recent lows. Similar in terms of direction, although for different reasons, the yield on the 10-year Japanese government bond ended the year at a new low of 0.32%, which was driven by a disappointing 0.5% contraction in Japan’s third-quarter GDP. Overall, a significant portion of the total 2014 bond rally for core markets globally took place in the fourth quarter, with pronounced yield curve flattening as longer-maturity bond movements reflected the potential disinflationary impact of lower energy costs, especially as Organization of Petroleum Exporting Companies decided not to cut oil production at its meeting on November 27, 2014.

Additional rhetoric from European Central Bank (ECB) President Mario Draghi continued to add to market expectations that sovereign bond purchases will be part of future efforts to expand Europe’s balance sheet. Yields on German 10-year bunds traded as low as 0.54%, and were clearly part of the “sub-1% club,” but we believe may represent better value than shorter-maturity German bonds and bills that trade at negative rates. We remain skeptical about the benefit of potential ECB sovereign bond purchases and are concerned about contentious elections in Greece and Italy in early 2015. In terms of emerging markets, significant capital outflows combined with deteriorating fundamentals have punished bonds of countries such as Russia and Brazil, while bonds of other higher-quality developing countries, such as Poland and Mexico, have performed better.

Investment-grade credit sectors registered strong returns for the year, while the energy sector was under significant pressure, which had negative implications for the high yield market, which includes approximately 16% of energy-related issues. As a result, global investment-grade bond indices outperformed high yield indices by over 500 bps in 2014 (granted the mismatch in duration also explains some of the index performance differential). Overall, high yield issuance since the end of the credit crisis in 2009 has been robust, and companies have had little problem meeting their obligations as they refinanced debt and pushed out maturities by issuing over $2.3 trillion worth of junk bonds cumulatively on a global basis. Some investors, however, fear a pickup in defaults for higher-risk companies (1) in areas of slow growth, (2) in situations where companies may have asset/liability mismatches related to currency exposure, or (3) if interest rates rise further than anticipated in the years ahead. Technical and liquidity factors are a key consideration across various sectors, and we are directly engaged with these market dynamics as we make ongoing adjustments to the Portfolio.

In contrast to generic US dollar weakness in the first half of the year, the main currency theme throughout the second half was a stronger US dollar, which we believe was a reflection of better US growth prospects compared to weaker domestic fundamentals in other countries. By year-end, the euro and Japanese yen both weakened by 12% relative to the US dollar, with the Russian ruble off by a massive 46%.

Lazard US Corporate Income Portfolio

For the year ended December 31, 2014, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of 3.31%, while Open Shares posted a total return of 3.01%, as compared with the 3.69% return for the Cash Pay Index.

The Portfolio underperformed in 2014 primarily due to its shorter maturity structure relative to the Cash Pay Index. Longer maturity assets posted the best returns. When interest rates fall, longer maturity securities generally move the most in price and outperform. The Portfolio’s effective duration is approximately 4.1 years as compared to the Cash Pay Index duration of 4.7 years. The Portfolio is shorter in maturity by design in an effort to protect against rising interest rates. Performance was helped by an underweight position in

4  Annual Report

energy. To a lesser extent, overweight positions in the media, consumer goods, and transportation sectors also aided performance. Performance was hurt by underweight holdings in the banking and telecommunications sectors. Overweight positions in the leisure and automotive sectors also detracted from performance. Throughout the market volatility of the past several years, we have sought to maintain our credit discipline. As of December 31, 2014, approximately 69% of the holdings by market value were rated BB- or better by Standard & Poor’s and 85% were rated B+ or better.

Lazard US Short Duration Fixed Income Portfolio

For the year ended December 31, 2014, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of 0.49%, while Open Shares posted a total return of 0.38%, as compared with the 0.62% return for the BofA Merrill Lynch 1-3 Year US Treasury® Index.

The Portfolio lagged the BofA Merrill Lynch 1-3 Year US Treasury Index for the year. Performance was helped by the outperformance of US Agency hybrid mortgage-backed securities (MBS) and US financial corporates. In contrast, overweight exposure to underperforming shorter-maturity US Treasuries detracted from performance for the period.

At the end of 2014, the Portfolio’s duration positioning was shorter based on valuations. We believe that accommodative Fed policy warrants continued bias toward curve steepening. The Portfolio was also overweight US municipals and US corporates, and as a result, we have pared our exposure to US

Agency MBS and are significantly underweight in US Treasury and Agency debt. We continue to find opportunities we believe will allow the Portfolio to capture excess yield premiums relative to convexity in the pricing of specific MBS and municipal securities.

Lazard Global Fixed Income Portfolio

For the year ended December 31, 2014, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of 0.08%, while Open Shares posted a total return of -0.22%, as compared with the 0.59% return for the Barclays Capital Global Aggregate Bond® Index.

The Portfolio’s performance was helped by positive country allocations, notably through overweight exposures to a variety of government bond markets, including those of the United Kingdom, Ireland, Mexico, the Czech Republic, Poland, and Israel. Sector selection was also additive as a result of overweight positions in high quality sovereign external debt and emerging markets external debt. Additionally, returns were helped by active currency positioning, primarily by overweighting the US dollar relative to the euro and Japanese yen. The Portfolio’s defensive duration in the United States, core Europe, and Japan detracted from performance, along with its avoidance of Spanish and Italian government bonds.

The portfolio management team utilizes forward currency contracts, both opportunistically and defensively, for hedging purposes. For the full year 2014, the use of forward currency contracts did not have a material impact on the Portfolio.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

Annual Report  5

The Lazard Funds, Inc. Performance Overviews

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio and Cash Pay Index*

Average Annual Total Returns*

Years Ended December 31, 2014

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	3.31%	7.63%	6.29%
Open Shares**	3.01%	7.27%	6.00%
Cash Pay Index	3.69%	8.68%	6.54%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. High Yield Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Corporate Income Portfolio and changed its policy with respect to the investment of 80% of its assets and certain related policies. The Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-government issuers similar to corporations, which securities are tied economically to the US.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Cash Pay Index is the BofA Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index which is constructed to mirror the BB-B Non Distressed sector of the public high yield corporate debt market and is a subset of the BofA Merrill Lynch High Yield Cash Pay® Index. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

6  Annual Report

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and BofA Merrill Lynch 1-3 Year US Treasury® Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	One	Since
	Year	Inception†
Institutional Shares**	0.49%	1.56%
Open Shares**	0.38%	1.31%
BofA Merrill Lynch 1-3 Year US Treasury Index	0.62%	0.75%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Municipal Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Short Duration Fixed Income Portfolio and changed its investment objective and investment strategy and policies (including the policy with respect to the investment of 80% of its assets). The Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed securities.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The BofA Merrill Lynch 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US Government having a maturity of at least one year and less than three years. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

Annual Report  7

Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Barclays Capital Global Aggregate Bond® Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	One	Since
	Year	Inception†
Institutional Shares**	0.08%	-0.32%
Open Shares**	-0.22%	-0.62%
Barclays Capital Global Aggregate Bond Index	0.59%	0.48%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 30, 2012.

8  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2014 through December 31, 2014 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio During Period 7/1/14 - 12/31/14

US Corporate Income
Institutional Shares
Actual	$1,000.00	$993.80	$2.76	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$990.50	$4.26	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$1,001.10	$2.02	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Open Shares
Actual	$1,000.00	$999.60	$3.53	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%

Annual Report  9

Portfolio	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio During Period 7/1/14 - 12/31/14

Global Fixed Income
Institutional Shares
Actual	$1,000.00	$955.40	$3.94	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Open Shares
Actual	$1,000.00	$954.00	$5.42	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

10  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating December 31, 2014

S&P Credit Rating*	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

AAA	—%	0.5%	17.3%
AA+	—	55.1	6.6
AA	—	—	3.7
AA-	—	0.9	9.7
A+	—	5.8	4.7
A	—	4.3	9.4
A-	—	14.5	11.5
BBB+	—	2.8	3.1
BBB	2.2	7.4	6.3
BBB-	3.7	4.0	2.4
BB+	10.1	—	1.5
BB	21.3	—	0.5
BB-	28.3	—	1.9
B+	15.4	—	—
B	8.3	—	—
B-	5.3	—	—
CCC+	0.7	—	—
NR	—	—	2.9
NA	0.8	—	17.4
Short-Term Investments	3.9	4.7	1.1
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  11

The Lazard Funds, Inc. Portfolios of Investments December 31, 2014

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 94.8%

Aerospace & Defense | 2.4%
Bombardier, Inc.,
7.750%, 03/15/20 (a)	$1,600	$1,736,000
KLX, Inc.,
5.875%, 12/01/22 (a)	1,400	1,414,000
Triumph Group, Inc.,
4.875%, 04/01/21	1,400	1,382,500
		4,532,500
Apparel & Textiles | 0.7%
Levi Strauss & Co.,
7.625%, 05/15/20	1,300	1,365,000

Automotive | 2.5%
Chrysler Group LLC,
8.250%, 06/15/21	1,400	1,550,500
Schaeffler Finance BV:
7.750%, 02/15/17 (a)	250	273,750
4.750%, 05/15/21 (a)	1,000	1,000,000
The Goodyear Tire & Rubber Co.,
8.250%, 08/15/20	1,775	1,881,500
		4,705,750
Building Materials | 1.4%
Masco Corp.,
6.125%, 10/03/16	1,500	1,590,750
USG Corp.,
9.750%, 01/15/18	675	769,500
Vulcan Materials Co.,
6.500%, 12/01/16	215	228,975
		2,589,225
Cable Television | 5.6%
Cablevision Systems Corp.,
7.750%, 04/15/18	1,500	1,650,000
CCO Holdings LLC,
5.250%, 03/15/21	1,950	1,964,625
Cequel Communications Holdings I LLC,
6.375%, 09/15/20 (a)	1,800	1,863,000
DISH DBS Corp.,
5.125%, 05/01/20	1,600	1,612,000
Unitymedia Hessen GmbH & Co. KG,
7.500%, 03/15/19 (a)	1,400	1,470,000
Virgin Media Secured Finance PLC,
5.375%, 04/15/21 (a)	1,810	1,868,825
		10,428,450
Description	Principal Amount (000)	Value

Chemicals | 4.3%
Chemtura Corp.,
5.750%, 07/15/21	$1,400	$1,365,000
Eagle Spinco, Inc.,
4.625%, 02/15/21	1,400	1,326,500
Huntsman International LLC,
4.875%, 11/15/20	1,600	1,588,000
Ineos Finance PLC,
7.500%, 05/01/20 (a)	1,400	1,470,000
Mosaic Global Holdings, Inc.,
7.300%, 01/15/28	775	927,277
Tronox Finance LLC,
6.375%, 08/15/20	1,400	1,403,500
		8,080,277
Communications Equipment | 0.8%
CommScope, Inc.,
5.000%, 06/15/21 (a)	1,500	1,477,500

Computer Services | 2.9%
Activision Blizzard, Inc.,
5.625%, 09/15/21 (a)	1,400	1,470,000
First Data Corp.:
8.875%, 08/15/20 (a)	850	911,625
6.750%, 11/01/20 (a)	260	277,550
iGATE Corp.,
4.750%, 04/15/19	1,500	1,500,000
Nuance Communications, Inc.,
5.375%, 08/15/20 (a)	1,373	1,376,433
		5,535,608
Consumer Products | 0.7%
First Quality Finance Co., Inc.,
4.625%, 05/15/21 (a)	1,500	1,372,500

Diversified | 1.6%
Amsted Industries, Inc.,
5.000%, 03/15/22 (a)	1,700	1,670,250
Griffon Corp.,
5.250%, 03/01/22	1,400	1,310,750
		2,981,000
Electric Generation | 1.6%
AES Corp.:
8.000%, 10/15/17	180	202,050
7.375%, 07/01/21	1,095	1,237,350
Calpine Corp.,
6.000%, 01/15/22 (a)	1,500	1,597,500
		3,036,900

The accompanying notes are an integral part of these financial statements.

12  Annual Report

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)

Electronics | 0.7%
Amkor Technologies, Inc.,
6.625%, 06/01/21	$1,400	$1,386,000

Energy Exploration & Production | 2.9%
California Resources Corp.,
5.500%, 09/15/21 (a)	1,500	1,282,500
Chesapeake Energy Corp.,
5.375%, 06/15/21	1,450	1,449,094
Denbury Resources, Inc.,
5.500%, 05/01/22	1,400	1,281,000
Linn Energy LLC,
6.500%, 05/15/19	1,750	1,496,250
		5,508,844
Energy Services | 1.5%
Cie Generale de Geophysique-Veritas,
7.750%, 05/15/17	596	512,560
Hornbeck Offshore Services, Inc.,
5.000%, 03/01/21	1,600	1,312,000
PBF Holding Co. LLC,
8.250%, 02/15/20	900	904,500
		2,729,060
Environmental | 0.9%
Clean Harbors, Inc.,
5.250%, 08/01/20	1,750	1,758,750

Financial Services | 2.5%
Aircastle, Ltd.,
5.125%, 03/15/21	1,500	1,500,000
Icahn Enterprises LP,
6.000%, 08/01/20	1,500	1,545,300
International Lease Finance Corp.:
8.625%, 09/15/15	500	521,250
5.750%, 05/15/16	500	518,750
8.750%, 03/15/17	500	553,750
		4,639,050
Food & Beverages | 3.9%
B&G Foods, Inc.,
4.625%, 06/01/21	1,500	1,464,150
Constellation Brands, Inc.,
7.250%, 05/15/17	950	1,049,750
HJ Heinz Co.,
4.250%, 10/15/20	1,600	1,616,000
Description	Principal Amount (000)	Value

Post Holdings, Inc.,
7.375%, 02/15/22	$1,650	$1,650,000
TreeHouse Foods, Inc.,
4.875%, 03/15/22	1,500	1,518,750
		7,298,650
Forest & Paper Products | 1.8%
Cascades, Inc.,
5.500%, 07/15/22 (a)	1,500	1,492,500
Smurfit Kappa Acquisitions,
4.875%, 09/15/18 (a)	1,050	1,086,750
Smurfit Kappa Treasury Funding, Ltd.,
7.500%, 11/20/25	750	879,375
		3,458,625
Gaming | 3.8%
Boyd Gaming Corp.,
9.125%, 12/01/18	1,350	1,383,750
GLP Capital LP,
4.875%, 11/01/20	1,500	1,518,750
MGM Resorts International,
6.625%, 12/15/21	1,000	1,050,000
Pinnacle Entertainment, Inc.,
6.375%, 08/01/21	1,250	1,287,500
Scientific Games Corp.,
8.125%, 09/15/18	350	297,500
Scientific Games International, Inc.,
6.250%, 09/01/20	750	525,000
Wynn Las Vegas LLC,
7.750%, 08/15/20	1,050	1,118,491
		7,180,991
Gas Distribution | 5.7%
AmeriGas Finance LLC,
6.750%, 05/20/20	1,525	1,570,750
Energy Transfer Equity LP,
7.500%, 10/15/20	1,250	1,387,500
Ferrellgas Partners LP:
8.625%, 06/15/20	520	521,300
6.500%, 05/01/21	500	487,500
Kinder Morgan, Inc.:
7.000%, 06/15/17	650	716,625
5.000%, 02/15/21 (a)	1,275	1,326,451
Regency Energy Partners LP,
5.750%, 09/01/20	1,300	1,303,250
Rockies Express Pipeline LLC,
6.850%, 07/15/18 (a)	1,450	1,493,500
Suburban Propane Partners LP,
7.375%, 08/01/21	1,531	1,603,723

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)

Tesoro Logistics LP,
6.125%, 10/15/21	$370	$369,075
		10,779,674
Health Services | 6.3%
Biomet, Inc.,
6.500%, 08/01/20	1,750	1,872,500
Community Health Systems, Inc.,
8.000%, 11/15/19	1,400	1,494,500
Fresenius Medical Care US Finance II, Inc.,
5.625%, 07/31/19 (a)	1,097	1,171,048
Fresenius US Finance II, Inc.,
9.000%, 07/15/15 (a)	525	540,750
Grifols Worldwide Operations, Ltd.,
5.250%, 04/01/22 (a)	1,475	1,508,482
HCA, Inc.,
6.500%, 02/15/20	1,600	1,792,800
LifePoint Hospitals, Inc.,
5.500%, 12/01/21	1,400	1,431,500
Tenet Healthcare Corp.:
4.750%, 06/01/20	700	710,500
4.375%, 10/01/21	1,250	1,240,625
		11,762,705
Leisure & Entertainment | 3.4%
ACCO Brands Corp.,
6.750%, 04/30/20	1,750	1,831,375
Cedar Fair LP,
5.250%, 03/15/21	1,675	1,683,375
Regal Entertainment Group,
5.750%, 03/15/22	1,450	1,384,750
Six Flags Entertainment Corp.,
5.250%, 01/15/21 (a)	1,400	1,400,000
		6,299,500
Machinery | 1.5%
Terex Corp.,
6.500%, 04/01/20	1,600	1,656,000
The Manitowoc Co., Inc.,
8.500%, 11/01/20	1,000	1,080,000
		2,736,000
Media | 8.3%
AMC Networks, Inc.,
4.750%, 12/15/22	1,500	1,455,000
CBS Outdoor Americas Capital, Inc.,
5.250%, 02/15/22 (a)	1,500	1,511,250
Clear Channel Worldwide Holdings, Inc.,
6.500%, 11/15/22	1,750	1,802,500
Description	Principal Amount (000)	Value

Lamar Media Corp.,
5.875%, 02/01/22	$1,685	$1,748,187
LIN Television Corp.,
8.375%, 04/15/18	1,400	1,459,500
Nielsen Finance LLC,
5.000%, 04/15/22 (a)	1,800	1,809,000
Sinclair Television Group, Inc.,
5.375%, 04/01/21	1,900	1,885,750
Sirius XM Radio, Inc.,
5.750%, 08/01/21 (a)	1,500	1,533,750
Starz LLC,
5.000%, 09/15/19	725	730,438
WMG Acquisition Corp.,
6.000%, 01/15/21 (a)	1,620	1,620,000
		15,555,375
Metals & Mining | 1.1%
Calcipar SA,
6.875%, 05/01/18 (a)	1,350	1,356,750
First Quantum Minerals, Ltd.,
6.750%, 02/15/20 (a)	862	780,110
		2,136,860
Packaging | 2.5%
Reynolds Group Issuer, Inc.,
5.750%, 10/15/20	1,500	1,537,500
Sealed Air Corp.,
4.875%, 12/01/22 (a)	1,700	1,687,250
Silgan Holdings, Inc.,
5.000%, 04/01/20	1,475	1,497,125
		4,721,875
Pharmaceutical & Biotechnology | 1.2%
Mylan, Inc.,
7.875%, 07/15/20 (a)	650	692,377
Valeant Pharmaceuticals International,
6.375%, 10/15/20 (a)	1,500	1,567,500
		2,259,877
Printing & Publishing | 2.9%
Gannett Co., Inc.,
7.125%, 09/01/18	1,676	1,730,470
R.R. Donnelley & Sons Co.,
7.250%, 05/15/18	1,016	1,122,680
The McClatchy Co.,
9.000%, 12/15/22	1,100	1,197,625
Time, Inc.,
5.750%, 04/15/22 (a)	1,425	1,378,688
		5,429,463

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (concluded)

Real Estate | 1.6%
CNL Lifestyle Properties, Inc.,
7.250%, 04/15/19	$1,600	$1,624,000
DuPont Fabros Technology LP,
5.875%, 09/15/21	1,400	1,426,250
		3,050,250
Retail | 0.8%
Netflix, Inc.,
5.375%, 02/01/21	1,450	1,508,000

Steel-Producers | 2.6%
ArcelorMittal SA,
6.000%, 03/01/21	1,400	1,456,000
Steel Dynamics, Inc.,
6.125%, 08/15/19	1,800	1,890,000
United States Steel Corp.,
6.050%, 06/01/17	1,475	1,534,000
		4,880,000
Support Services | 3.5%
Algeco Scotsman Global Finance PLC,
8.500%, 10/15/18 (a)	1,250	1,206,250
Audatex North America, Inc.,
6.000%, 06/15/21 (a)	1,400	1,442,000
Avis Budget Car Finance, Inc.,
5.125%, 06/01/22 (a)	1,600	1,616,000
The ADT Corp.,
6.250%, 10/15/21	1,400	1,438,500
United Rentals North America, Inc.,
7.375%, 05/15/20	750	810,000
		6,512,750
Technology Hardware | 1.6%
Denali Borrower Finance Corp.,
5.625%, 10/15/20 (a)	1,400	1,456,700
NCR Corp.,
4.625%, 02/15/21	1,568	1,520,960
		2,977,660
Telecommunications | 7.7%
CenturyLink, Inc.,
5.625%, 04/01/20	1,800	1,867,500
Description	Principal Amount (000)	Value

Equinix, Inc.,
4.875%, 04/01/20	$1,872	$1,862,640
Frontier Communications Corp.,
8.125%, 10/01/18	1,500	1,683,750
GCI, Inc.,
8.625%, 11/15/19	1,000	1,048,750
Intelsat Jackson Holdings, Ltd.,
7.250%, 04/01/19	1,300	1,356,875
SBA Telecommunications, Inc.,
5.750%, 07/15/20	1,500	1,526,700
Sprint Capital Corp.,
6.900%, 05/01/19	1,475	1,504,500
T-Mobile USA, Inc.,
6.250%, 04/01/21	1,850	1,893,475
Windstream Corp.,
8.125%, 09/01/18	1,575	1,634,062
		14,378,252
Transportation | 1.6%
Hapag-Lloyd AG,
9.750%, 10/15/17 (a)	1,075	1,091,125
Teekay Corp.,
8.500%, 01/15/20	1,725	1,918,545
		3,009,670
Total Corporate Bonds
(Identified cost $176,736,284)		178,062,591

Description	Shares	Value

Short-Term Investment | 3.8%
State Street Institutional Treasury Money Market Fund
(Identified cost $7,136,427)	7,136,427	$7,136,427

Total Investments | 98.6%
(Identified cost $183,872,711) (b)		$185,199,018

Cash and Other Assets in Excess of Liabilities | 1.4%		2,571,193

Net Assets | 100.0%		$187,770,211

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Principal Amount (000)	Value

Lazard US Short Duration Fixed Income Portfolio

Corporate Bonds | 34.1%

Banking | 5.2%
Bank of America Corp.:
3.700%, 09/01/15	$2,310	$2,350,309
1.500%, 10/09/15	825	828,383
3.625%, 03/17/16	700	719,667
Wells Fargo & Co.,
1.500%, 07/01/15	2,075	2,086,141
		5,984,500
Cable Television | 2.4%
DIRECTV Holdings LLC,
3.500%, 03/01/16	2,700	2,770,427

Chemicals | 2.0%
Albemarle Corp.,
5.100%, 02/01/15	2,300	2,307,176

Financial Services | 19.1%
Bear Stearns Cos., LLC,
5.300%, 10/30/15	225	233,247
Citigroup, Inc.:
4.750%, 05/19/15	1,568	1,591,114
2.250%, 08/07/15	1,600	1,613,675
4.587%, 12/15/15	625	645,824
Ford Motor Credit Co. LLC,
8.000%, 12/15/16	2,030	2,271,878
JPMorgan Chase & Co.:
3.400%, 06/24/15	2,666	2,700,506
1.100%, 10/15/15	975	976,753
2.600%, 01/15/16	400	406,856
Morgan Stanley:
6.000%, 04/28/15	3,645	3,703,991
5.375%, 10/15/15	1,100	1,137,774
The Goldman Sachs Group, Inc.:
3.300%, 05/03/15	2,045	2,061,603
3.700%, 08/01/15	1,760	1,788,405
1.600%, 11/23/15	50	50,262
Western Union Co.,
5.930%, 10/01/16	2,526	2,712,131
		21,894,019
Description	Principal Amount (000)	Value

Media | 1.9%
Viacom, Inc.,
1.250%, 02/27/15	$2,200	$2,201,951

Retail | 3.1%
CVS Health Corp.,
3.250%, 05/18/15	2,736	2,762,356
Kroger Co.,
4.950%, 01/15/15	775	775,911
		3,538,267
Transportation | 0.4%
CSX Corp.,
6.250%, 04/01/15	444	449,984

Total Corporate Bonds (Identified cost $39,205,924)		39,146,324

Municipal Bonds | 7.1%

California | 1.6%
California State Taxable Various Purpose:
1.050%, 02/01/16	1,175	1,181,039
5.500%, 03/01/16	575	607,350
		1,788,389
District Of Columbia | 0.4%
District of Columbia Revenue National Public Radio Series A,
5.000%, 04/01/43 (Pre-Refunded to 04/01/15 @ $100) (c)	500	505,735

Illinois | 0.5%
Railsplitter Illinois Tobacco Settlement Authority,
4.125%, 06/01/16	500	523,500

Kentucky | 2.4%
Kentucky State Asset Liability Commission General Funding Revenue,
3.165%, 04/01/18	2,668	2,744,966

Maryland | 0.4%
Washington Maryland Suburban Sanitary District Sewer Disposal,
5.000%, 06/01/20 (Pre-Refunded to 06/01/15 @ $100) (c)	500	509,820

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Principal Amount (000)	Value

Lazard US Short Duration Fixed Income Portfolio (continued)

Massachusetts | 0.9%
Massachusetts State Construction Loan Series A,
5.000%, 03/01/17 (Pre-Refunded to 03/01/15 @ $100) (c)	$500	$503,710
Massachusetts State School Building Authority Sales Tax Revenue Series A,
5.000%, 08/15/17 (Pre-Refunded to 08/15/15 @ $100) (c)	500	514,675
		1,018,385
Michigan | 0.5%
Michigan State Hospital Finance Authority Series A Trinity Health,
5.250%, 12/01/15	500	522,855

Virginia | 0.4%
Richmond VA Public Improvement Series A,
5.000%, 07/15/17 (Pre-Refunded to 07/15/15 @ $100) (c)	500	512,665

Total Municipal Bonds (Identified cost $8,123,824)		8,126,315

US Government Securities | 46.0%
Federal Home Loan Mortgage Corp.:
Pool# 1B4676, 3.785%, 05/01/40	990	1,048,564
Pool# 1B8709, 1.992%, 08/01/34	2,319	2,441,137
Pool# 1H2577, 2.375%, 09/01/35	1,505	1,611,578
Pool# 1Q1531, 2.329%, 04/01/38	1,178	1,256,413
Pool# 848138, 2.421%, 07/01/38	1,239	1,330,286
Pool# 848514, 2.516%, 03/01/32	2,513	2,695,729
Pool# 848517, 2.384%, 12/01/34	1,874	1,996,259
Pool# 849414, 2.385%, 07/01/35	2,404	2,568,130
Pool# G11720, 4.500%, 08/01/20	470	501,676
Pool# G13867, 5.000%, 06/01/25	577	630,479
Series 2628, Class QN, 3.750%, 06/15/32	1,353	1,402,251
Series 2976, Class LF, 0.501%, 05/15/35	1,601	1,607,769
Series 3153, Class FJ, 0.541%, 05/15/36	1,056	1,061,166
Series 3725, Class A, 3.500%, 09/15/24	452	468,463
Description	Principal Amount (000)	Value

Federal National Mortgage Association:
Pool# 725296, 2.231%, 03/01/34	$1,065	$1,128,783
Pool# 725429, 5.000%, 05/01/19	678	728,003
Pool# 834928, 1.940%, 07/01/35	1,627	1,722,304
Pool# 889735, 5.500%, 07/01/23	576	633,020
Pool# 889828, 5.000%, 10/01/19	450	483,532
Pool# 963058, 4.894%, 05/01/38	1,023	1,092,793
Pool# 995609, 2.363%, 04/01/35	1,236	1,323,334
Pool# AD0278, 4.269%, 09/01/39	342	366,765
Pool# AD0701, 2.137%, 02/01/37	1,451	1,546,794
Pool# AE0149, 2.326%, 12/01/36	1,219	1,300,315
Pool# AE0315, 4.500%, 02/01/21	175	184,190
Pool# AE0887, 3.260%, 09/01/40	559	595,778
Pool# AL0345, 2.351%, 11/01/35	1,176	1,251,596
Pool# AL3232, 2.820%, 02/01/40	566	598,200
Pool# AL3260, 2.239%, 07/01/38	734	784,771
Pool# AL3739, 2.299%, 07/01/38	412	438,147
Pool# AL3746, 2.318%, 01/01/37	1,375	1,469,524
Pool# AL3941, 6.000%, 03/01/24	875	946,728
Pool# AL4118, 2.274%, 05/01/35	912	978,657
Pool# AL4545, 2.313%, 05/01/39	1,197	1,276,359
Pool# AL4660, 3.230%, 11/01/41	1,226	1,301,259
Pool# AL5574, 2.317%, 12/01/40	1,807	1,931,097
Pool# AL5642, 2.344%, 05/01/39	2,514	2,684,680
Series 2005-45, Class XA,
0.510%, 06/25/35	1,840	1,849,321
Series 2006-101, Class FA,
0.590%, 10/25/36	2,148	2,162,233
Series 2007-85, Class FL,
0.710%, 09/25/37	1,054	1,065,255
Series 2009-70, Class NL,
3.000%, 08/25/19	2,186	2,248,993

Total US Government Securities (Identified cost $52,487,992)		52,712,331

US Treasury Securities | 7.3%
US Treasury Notes:
1.375%, 11/30/15	1,780	1,797,800
2.125%, 12/31/15	6,500	6,618,319

Total US Treasury Securities (Identified cost $8,423,161)		8,416,119

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Shares	Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

Short-Term Investment | 4.7%
State Street Institutional Treasury Money Market Fund (Identified cost $5,404,589)	5,404,589	$5,404,589
Description	Value

Total Investments | 99.2% (Identified cost $113,645,490) (b)	$113,805,678

Cash and Other Assets in Excess of Liabilities | 0.8%	935,739

Net Assets | 100.0%	$114,741,417

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 34.1%

Australia | 2.3%
Mercedes-Benz Australia/Pacific Property, Ltd.,
4.500%, 05/18/15	AUD	80	$65,608
Telstra Corp., Ltd.,
4.000%, 11/15/17	AUD	70	58,860
Toyota Finance Australia, Ltd.,
4.250%, 05/15/19	AUD	35	29,779
			154,247
Canada | 4.3%
Shaw Communications, Inc.,
5.650%, 10/01/19	CAD	65	63,311
Suncor Energy, Inc.,
6.100%, 06/01/18	USD	40	44,868
The Bank of Nova Scotia,
2.125%, 09/11/19	USD	80	80,173
The Toronto-Dominion Bank:
1.824%, 04/03/17	CAD	65	56,048
2.250%, 11/05/19	USD	35	35,070
			279,470
Chile | 1.6%
Codelco, Inc.,
3.750%, 11/04/20	USD	100	102,332

France | 0.8%
Orange SA,
5.375%, 07/08/19	USD	50	56,136

Italy | 1.2%
Atlantia SpA,
4.375%, 09/16/25	EUR	50	77,137

Luxembourg | 1.1%
ArcelorMittal SA,
5.000%, 02/25/17	USD	30	31,200
HeidelbergCement Finance Luxembourg SA,
3.250%, 10/21/21	EUR	30	39,750
			70,950
Description	Security Currency	Principal Amount (000)	Value

Netherlands | 3.7%
BMW Finance NV,
3.375%, 12/14/18	GBP	50	$83,467
Volkswagen International Finance NV,
2.150%, 05/23/16	CNY	1,000	157,838
			241,305
United Kingdom | 9.2%
Abbey National Treasury Services PLC,
5.125%, 04/14/21	GBP	100	185,141
BG Energy Capital PLC,
5.125%, 12/01/25	GBP	50	92,013
Centrica PLC,
7.000%, 09/19/18	GBP	50	92,488
GKN Holdings PLC,
6.750%, 10/28/19	GBP	30	55,609
Rolls-Royce PLC,
6.750%, 04/30/19	GBP	50	93,871
SSE PLC,
5.000%, 10/01/18	GBP	50	87,207
			606,329
United States | 9.9%
AES Corp.,
7.750%, 10/15/15	USD	9	9,383
Constellation Brands, Inc.,
7.250%, 05/15/17	USD	40	44,200
Fresenius US Finance II, Inc.,
9.000%, 07/15/15	USD	20	20,600
General Electric Capital Corp.,
5.500%, 02/01/17	NZD	75	59,983
HCA, Inc.,
6.500%, 02/15/20	USD	30	33,615
JPMorgan Chase & Co.,
3.875%, 09/10/24	USD	100	100,085
Morgan Stanley,
2.500%, 01/24/19	USD	75	75,068
Nestle Holdings, Inc.:
2.500%, 07/10/17	NOK	200	27,679
2.750%, 04/15/20	NOK	340	48,403
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	75	58,728
3.625%, 01/22/23	USD	45	45,568
Valero Energy Corp.,
6.125%, 02/01/20	USD	45	51,035
Wynn Las Vegas LLC,
7.750%, 08/15/20	USD	35	37,283

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

Yum! Brands, Inc.,
3.750%, 11/01/21	USD	35	$35,863
			647,493
Total Corporate Bonds (Identified cost $2,297,739)			2,235,399

Foreign Government Obligations | 50.0%

Australia | 3.6%
Queensland Treasury Corp.,
5.500%, 06/21/21	AUD	125	118,610
Western Australian Treasury Corp.,
3.000%, 06/08/16	AUD	145	119,316
			237,926
Bahamas | 0.6%
Commonwealth of Bahamas,
6.950%, 11/20/29	USD	35	41,037

Belgium | 3.0%
Belgium Kingdom,
4.250%, 09/28/22	EUR	125	193,535

Bermuda | 1.7%
Government of Bermuda,
5.603%, 07/20/20	USD	100	109,500

Canada | 6.8%
Province of Alberta,
4.000%, 12/01/19	CAD	70	66,706
Province of British Columbia,
3.700%, 12/18/20	CAD	65	61,593
Province of Ontario:
6.250%, 06/16/15	NZD	75	59,074
2.850%, 06/02/23	CAD	150	132,903
Province of Quebec,
3.500%, 07/29/20	USD	120	128,413
			448,689
Colombia | 2.1%
Republic of Colombia:
12.000%, 10/22/15	COP	68,000	30,117
7.375%, 01/27/17	USD	100	110,750
			140,867
Description	Security Currency	Principal Amount (000)	Value

Czech Republic | 1.0%
Czech Republic,
2.500%, 08/25/28	CZK	1,340	$68,117

France | 2.9%
Government of France,
4.250%, 10/25/23	EUR	120	190,214

Ireland | 3.6%
Irish Treasury:
3.400%, 03/18/24	EUR	90	129,034
2.400%, 05/15/30	EUR	80	104,155
			233,189
Malaysia | 2.5%
Malaysia Government Bonds:
3.394%, 03/15/17	MYR	380	108,083
3.654%, 10/31/19	MYR	190	53,919
			162,002
Mexico | 3.6%
Mexican Bonos:
4.750%, 06/14/18	MXN	1,550	104,824
6.500%, 06/09/22	MXN	860	61,116
United Mexican States,
6.750%, 02/06/24	GBP	35	67,098
			233,038
New Zealand | 2.2%
Auckland Council,
4.620%, 03/29/16	NZD	100	78,571
New Zealand Government Bond,
3.000%, 04/15/20	NZD	90	68,190
			146,761
Norway | 3.5%
Norwegian Government Bond,
4.500%, 05/22/19	NOK	530	81,773
Oslo Kommune,
3.550%, 02/12/21	NOK	1,000	148,514
			230,287
Peru | 2.0%
Peru Government International Bond,
5.700%, 08/12/24	PEN	393	131,593
Philippines | 2.1%
Republic of Philippines,
4.950%, 01/15/21	PHP	6,000	139,161

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

Poland | 1.3%
Republic of Poland,
3.000%, 03/17/23	USD	83	$82,656

Qatar | 1.7%
State of Qatar,
5.250%, 01/20/20	USD	100	112,250

Sweden | 1.0%
Svensk Exportkredit AB,
1.875%, 12/21/18	GBP	40	63,750

United Kingdom | 3.1%
United Kingdom Gilt,
2.250%, 09/07/23	GBP	55	89,821
United Kingdom Treasury,
1.750%, 07/22/19	GBP	70	111,900
			201,721
Vietnam | 1.7%
Socialist Republic of Vietnam,
6.750%, 01/29/20	USD	100	112,255

Total Foreign Government Obligations (Identified cost $3,417,516)			3,278,548

Quasi Government Bonds | 5.4%

Canada | 3.9%
Canada Housing Trust No. 1,
1.950%, 06/15/19	CAD	115	100,560
Hydro-Quebec,
9.625%, 07/15/22	CAD	70	90,269
Ontario Electricity Financial Corp.,
10.125%, 10/15/21	CAD	50	64,386
			255,215
Germany | 1.5%
KfW,
2.875%, 10/12/16	NOK	560	77,446
Landeskreditbank Baden-Wuerttemberg Foerderbank,
3.000%, 05/22/17	NOK	130	18,147
			95,593
Total Quasi Government Bonds (Identified cost $393,222)			350,808

Description	Security Currency	Principal Amount (000)	Value

Supranationals | 4.5%

Corporacion Andina de Fomento,
4.375%, 06/15/22	USD	85	$91,363
Inter-American Development Bank,
6.000%, 12/15/17	NZD	45	37,040
International Bank for Reconstruction & Development:
2.375%, 09/26/16	CNY	700	111,993
1.375%, 06/23/19	SEK	420	55,834

Total Supranationals (Identified cost $304,962)			296,230

US Municipal Bonds | 3.5%

Alaska | 1.4%
Alaska State Qualified School Construction Bond,
5.342%, 08/01/27	USD	75	90,062

Texas | 2.1%
Texas State Build America Bond Series A,
4.123%, 04/01/25	USD	50	55,074
University of Texas Build America Bond Series B,
6.276%, 08/15/41	USD	70	80,959
			136,033
Total US Municipal Bonds (Identified cost $223,935)			226,095

Description	Shares	Value

Short-Term Investment | 1.1%
State Street Institutional Treasury Money Market Fund (Identified cost $73,901)	73,901	$73,901

Total Investments | 98.6% (Identified cost $6,711,275) (b), (d)		$6,460,981

Cash and Other Assets in Excess of Liabilities | 1.4%		92,183

Net Assets | 100.0%		$6,553,164

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Lazard Global Fixed Income Portfolio (continued)

Forward Currency Contracts open at December 31, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
CAD	RBC	02/23/15	76,300	$65,425	$65,598	$173	$—
COP	CIT	01/30/15	4,818,316	1,988	2,026	38	—
DKK	CSF	02/23/15	99,403	16,676	16,159	—	517
EUR	CIT	02/23/15	59,085	73,254	71,530	—	1,724
EUR	CIT	02/23/15	95,462	120,000	115,568	—	4,432
EUR	CIT	02/23/15	680,301	846,047	823,589	—	22,458
GBP	CIT	02/23/15	49,248	77,203	76,727	—	476
GBP	HSB	02/23/15	34,302	54,000	53,442	—	558
ILS	BNP	02/23/15	171,985	43,845	44,097	252	—
INR	HSB	01/20/15	1,543,360	24,761	24,373	—	388
INR	JPM	01/20/15	2,012,304	32,285	31,779	—	506
JPY	CIT	02/23/15	12,469,798	103,000	104,148	1,148	—
JPY	CIT	02/23/15	14,007,428	117,400	116,991	—	409
JPY	CIT	02/23/15	101,010,487	873,679	843,644	—	30,035
JPY	HSB	02/23/15	9,665,670	83,573	80,729	—	2,844
JPY	HSB	02/23/15	20,342,023	169,000	169,898	898	—
KRW	HSB	03/03/15	34,889,150	31,470	31,655	185	—
SGD	SSB	02/23/15	10,697	8,285	8,068	—	217
Total Forward Currency Purchase Contracts				$2,741,891	$2,680,021	$2,694	$64,564
Forward Currency Sale Contracts
AUD	CAN	02/23/15	43,047	$37,295	$35,018	$2,277	$—
AUD	CAN	02/23/15	87,574	75,874	71,241	4,633	—
AUD	CAN	02/23/15	212,460	184,075	172,835	11,240	—
CAD	CIT	02/23/15	258,138	226,695	221,933	4,762	—
CAD	RBC	02/23/15	354,021	310,830	304,368	6,462	—
COP	CIT	01/30/15	78,533,132	37,558	33,028	4,530	—
CZK	CIT	02/23/15	553,357	24,893	24,187	706	—
CZK	HSB	02/23/15	623,434	28,026	27,251	775	—
CZK	JPM	02/23/15	11,550	519	505	14	—
EUR	CIT	02/23/15	33,103	41,000	40,075	925	—
EUR	CIT	02/23/15	85,018	105,218	102,925	2,293	—
GBP	CIT	02/23/15	8,416	13,200	13,113	87	—
GBP	CIT	02/23/15	182,514	287,035	284,357	2,678	—
GBP	HSB	02/23/15	272,380	428,366	424,366	4,000	—
ILS	BNP	02/23/15	171,985	45,027	44,097	930	—
INR	HSB	01/20/15	1,543,360	24,183	24,373	—	190
INR	JPM	01/20/15	2,012,304	31,550	31,778	—	228
JPY	CIT	02/23/15	5,360,463	45,000	44,771	229	—
JPY	CIT	02/23/15	14,028,493	117,300	117,167	133	—
JPY	HSB	02/23/15	17,403,648	146,200	145,356	844	—
MXN	HSB	02/23/15	2,039,540	150,009	137,814	12,195	—
MXN	JPM	02/23/15	217,248	15,976	14,680	1,296	—
MYR	SCB	03/09/15	350,386	99,442	99,686	—	244
NOK	HSB	02/23/15	2,905,426	426,204	389,287	36,917	—

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Lazard Global Fixed Income Portfolio (concluded)

Forward Currency Contracts open at December 31, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
NZD	BRC	02/23/15	89,801	$70,338	$69,721	$617	$—
NZD	CAN	02/23/15	74,894	58,174	58,147	27	—
NZD	CAN	02/23/15	252,200	197,571	195,804	1,767	—
PEN	CIT	01/30/15	60,581	20,432	20,204	228	—
PEN	CIT	01/30/15	162,186	55,053	54,090	963	—
PHP	HSB	03/23/15	6,167,685	137,273	137,392	—	119
SEK	CIT	02/23/15	159,504	21,497	20,464	1,033	—
Total Forward Currency Sale Contracts				$3,461,813	$3,360,033	102,561	781
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$105,255	$65,345

The accompanying notes are an integral part of these financial statements.

Annual Report  23

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2014

(a)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers”. At December 31, 2014, these securities amounted to 28.4% of net assets of US Corporate Income Portfolio, and are considered to be liquid.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Corporate Income	$183,872,711	$4,090,531	$2,764,224	$1,326,307
US Short Duration Fixed Income	113,645,490	300,965	140,777	160,188
Global Fixed Income	6,713,024	25,267	277,310	(252,043)

(c)	Security collateralized by an amount sufficient to pay principal and interest.

(d)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Currency Abbreviations:
AUD	— Australian Dollar	KRW	— South Korean Won
CAD	— Canadian Dollar	MXN	— Mexican New Peso
CNY	— Chinese Renminbi	MYR	— Malaysian Ringgit
COP	— Colombian Peso	NOK	— Norwegian Krone
CZK	— Czech Koruna	NZD	— New Zealand Dollar
DKK	— Danish Krone	PEN	— Peruvian Nuevo Sol
EUR	— Euro	PHP	— Philippine Peso
GBP	— British Pound Sterling	SEK	— Swedish Krona
ILS	— Israeli Shekel	SGD	— Singapore Dollar
INR	— Indian Rupee	USD	— United States Dollar
JPY	— Japanese Yen

Counterparty Abbreviations:
BNP	— BNP Paribas SA	HSB	— HSBC Bank USA NA
BRC	— Barclays Bank PLC	JPM	— JPMorgan Chase Bank NA
CAN	— Canadian Imperial Bank of Commerce	RBC	— Royal Bank of Canada
CIT	— Citibank NA	SCB	— Standard Chartered Bank
CSF	— Credit Suisse International	SSB	— State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry*	Lazard Global Fixed Income Portfolio

Aerospace & Defense	1.4%
Automotive	6.0
Banking	6.9
Building Materials	0.6
Cable Television	1.0
Electric	3.8
Energy Exploration & Production	1.4
Energy Integrated	0.8
Energy Services	0.7
Financial Services	6.7
Food & Beverages	1.8
Gaming	0.6
Gas Utilities	1.4
Health Services	0.8
Leisure & Entertainment	0.6
Metals & Mining	2.0
Telecommunications	1.8
Transportation	1.2
Subtotal	39.5
Foreign Government Obligations	50.0
Supranationals	4.5
US Municipal Bonds	3.5
Short-Term Investment	1.1
Total Investments	98.6%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  25

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2014	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

ASSETS
Investments in securities, at value	$185,199,018	$113,805,678	$6,460,981
Foreign currency	—	—	1,661
Receivables for:
Interest	2,824,518	705,705	81,537
Capital stock sold	19,154	324,999	—
Amount due from Investment Manager (Note 3)	—	—	11,099
Gross unrealized appreciation on forward currency contracts	—	—	105,255
Total assets	188,042,690	114,836,382	6,660,533

LIABILITIES
Payables for:
Management fees	59,547	14,011	—
Accrued distribution fees	417	13	16
Accrued directors’ fees	25	10	1
Capital stock redeemed	121,054	21,156	4,943
Dividends	30,973	14,784	4
Gross unrealized depreciation on forward currency contracts	—	—	65,345
Other accrued expenses and payables	60,463	44,991	37,060
Total liabilities	272,479	94,965	107,369
Net assets	$187,770,211	$114,741,417	$6,553,164

NET ASSETS
Paid in capital	$189,750,795	$114,815,932	$6,816,904
Distributions in excess of net investment income	(30,973)	(130,213)	(47,398)
Accumulated net realized loss	(3,275,918)	(104,490)	(3,131)
Net unrealized appreciation (depreciation) on:
Investments	1,326,307	160,188	(250,294)
Foreign currency and forward currency contracts	—	—	37,083
Net assets	$187,770,211	$114,741,417	$6,553,164

Institutional Shares
Net assets	$185,959,465	$114,705,022	$6,496,889
Shares of capital stock outstanding*	37,885,592	11,477,378	698,777
Net asset value, offering and redemption price per share	$4.91	$9.99	$9.30

Open Shares
Net assets	$1,810,746	$36,395	$56,275
Shares of capital stock outstanding*	367,106	3,637	6,051
Net asset value, offering and redemption price per share	$4.93	$10.01	$9.30

Cost of investments in securities	$183,872,711	$113,645,490	$6,711,275
Cost of foreign currency	$—	$—	$1,686

* $0.001 par value, 6,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

26  Annual Report

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2014	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

Investment Income
Income
Interest*	$11,124,248	$1,181,920	$185,497

Expenses
Management fees (Note 3)	1,049,293	232,170	30,108
Administration fees	88,158	68,575	52,206
Custodian fees	76,187	53,839	65,037
Professional services	44,038	48,605	40,140
Registration fees	34,534	40,271	30,347
Shareholders’ services	27,395	26,869	26,290
Shareholders’ reports	41,977	15,244	11,489
Directors’ fees and expenses	5,345	2,557	168
Distribution fees (Open Shares)	5,536	195	195
Other†	8,429	6,004	4,915
Total gross expenses	1,380,892	494,329	260,895
Management fees waived and expenses reimbursed	(324,936)	(122,625)	(193,739)
Administration fees waived	—	—	(18,750)
Total net expenses	1,055,956	371,704	48,406
Net investment income	10,068,292	810,216	137,091

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	2,785,980	(373,550)	66,365
Foreign currency and forward currency contracts	—	—	(122,285)
Total net realized gain (loss) on investments, foreign currency and forward currency contracts	2,785,980	(373,550)	(55,920)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,840,555)	(5,086)	(188,547)
Foreign currency and forward currency contracts	—	—	69,279
Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(6,840,555)	(5,086)	(119,268)
Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(4,054,575)	(378,636)	(175,188)
Net increase (decrease) in net assets resulting from operations	$6,013,717	$431,580	$(38,097)
* Net of foreign withholding taxes of	$—	$—	$1,567
† Includes interest on line of credit of	$500	$—	$81

The accompanying notes are an integral part of these financial statements.

Annual Report  27

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Corporate Income Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets
Operations
Net investment income	$10,068,292	$10,969,988
Net realized gain (loss) on investments, foreign currency and forward currency contracts	2,785,980	1,542,878
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(6,840,555)	(1,920,858)
Net increase (decrease) in net assets resulting from operations	6,013,717	10,592,008

Distributions to shareholders
From net investment income
Institutional Shares	(9,957,360)	(10,798,604)
Open Shares	(110,932)	(171,384)
From net realized gains
Institutional Shares	—	—
Open Shares	—	—
From return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(10,068,292)	(10,969,988)

Capital stock transactions
Net proceeds from sales
Institutional Shares	43,782,111	34,204,684
Open Shares	893,566	703,233
Net proceeds from reinvestment of distributions
Institutional Shares	9,590,665	9,819,017
Open Shares	83,595	137,208
Cost of shares redeemed
Institutional Shares	(38,550,105)	(51,250,191)
Open Shares	(1,749,305)	(2,459,966)
Net increase (decrease) in net assets from capital stock transactions	14,050,527	(8,846,015)

Redemption fees (Note 2(g))
Institutional Shares	230	732
Open Shares	—	—
Net increase in net assets from redemption fees	230	732
Total increase (decrease) in net assets	9,996,182	(9,223,263)
Net assets at beginning of year	177,774,029	186,997,292
Net assets at end of year*	$187,770,211	$177,774,029
* Includes distributions in excess of net investment income of	$(30,973)	$(33,853)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	34,990,674	36,441,591
Shares sold	8,712,871	6,823,132
Shares issued to shareholders from reinvestment of distributions	1,914,270	1,961,687
Shares redeemed	(7,732,223)	(10,235,736)
Net increase (decrease)	2,894,918	(1,450,917)
Shares outstanding at end of year	37,885,592	34,990,674

Open Shares
Shares outstanding at beginning of year	520,621	842,613
Shares sold	176,995	139,453
Shares issued to shareholders from reinvestment of distributions	16,577	27,243
Shares redeemed	(347,087)	(488,688)
Net increase (decrease)	(153,515)	(321,992)
Shares outstanding at end of year	367,106	520,621

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Lazard US Short Duration Fixed Income Portfolio		Lazard Global Fixed Income Portfolio
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$810,216	$364,660	$137,091	$129,697
(373,550)	(247,754)	(55,920)	(221,082)

(5,086)	(58,328)	(119,268)	(145,526)
431,580	58,578	(38,097)	(236,911)

(444,786)	(363,417)	(103,110)	—
(373)	(1,243)	(1,346)	—

—	(145,399)	—	(6,049)
—	(1,132)	—	(54)

(365,461)	—	(32,214)	(122,444)
(307)	—	(421)	(1,085)
(810,927)	(511,191)	(137,091)	(129,632)

58,139,157	60,022,280	3,151,289	2,134,814
9,999	526,200	22,418	3,658

684,703	409,379	135,496	127,668
421	2,368	1,530	1,139

(11,824,848)	(11,620,537)	(2,138,901)	(1,190,893)
(302,038)	(204,084)	(22,096)	—
46,707,394	49,135,606	1,149,736	1,076,386

—	3	—	2
—	—	30	—
—	3	30	2
46,328,047	48,682,996	974,578	709,845
68,413,370	19,730,374	5,578,586	4,868,741
$114,741,417	$68,413,370	$6,553,164	$5,578,586
$(130,213)	$(96,446)	$(47,398)	$(22,169)

6,787,754	1,913,691	580,570	473,673
5,801,329	5,968,576	326,904	216,183
68,339	40,621	14,115	13,253
(1,180,044)	(1,135,134)	(222,812)	(122,539)
4,689,624	4,874,063	118,207	106,897
11,477,378	6,787,754	698,777	580,570

32,684	405	5,931	5,426
996	52,360	2,345	387
42	236	159	118
(30,085)	(20,317)	(2,384)	—
(29,047)	32,279	120	505
3,637	32,684	6,051	5,931

Semi-Annual Report  29

The Lazard Funds, Inc. Financial Highlights

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of year	$5.01	$5.01	$4.78	$4.88	$4.70
Income (loss) from investment operations:
Net investment income (a)	0.26	0.30	0.33	0.35	0.35
Net realized and unrealized gain (loss)	(0.09)	— (b)	0.23	(0.10)	0.18

Total from investment operations	0.17	0.30	0.56	0.25	0.53
Less distributions from:
Net investment income	(0.27)	(0.30)	(0.33)	(0.35)	(0.35)

Total distributions	(0.27)	(0.30)	(0.33)	(0.35)	(0.35)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$4.91	$5.01	$5.01	$4.78	$4.88

Total Return (c)	3.31%	6.17%	12.02%	5.17%	11.78%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$185,959	$175,154	$182,749	$151,278	$112,427
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.71%	0.73%	0.71%	0.73%	0.80%
Net investment income	5.28%	6.00%	6.67%	7.13%	7.38%
Portfolio turnover rate	28%	22%	26%	27%	25%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of year	$5.03	$5.04	$4.80	$4.90	$4.73
Income (loss) from investment operations:
Net investment income (a)	0.25	0.29	0.32	0.33	0.34
Net realized and unrealized gain (loss)	(0.10)	(0.01)	0.24	(0.10)	0.17

Total from investment operations	0.15	0.28	0.56	0.23	0.51
Less distributions from:
Net investment income	(0.25)	(0.29)	(0.32)	(0.33)	(0.34)

Total distributions	(0.25)	(0.29)	(0.32)	(0.33)	(0.34)

Redemption fees	—	—	— (b)	— (b)	— (b)

Net asset value, end of year	$4.93	$5.03	$5.04	$4.80	$4.90

Total Return (c)	3.01%	5.64%	11.89%	4.89%	11.19%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,811	$2,620	$4,249	$11,602	$26,266
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.55%	1.41%	1.24%	1.08%	1.13%
Net investment income	5.00%	5.69%	6.37%	6.72%	7.05%
Portfolio turnover rate	28%	22%	26%	27%	25%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

30  Annual Report

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

				For the Period
Selected data for a share of capital	Year Ended			2/28/11* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$10.03	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.09	0.11	0.14	0.17
Net realized and unrealized gain (loss)	(0.04)	(0.25)	0.12	0.27

Total from investment operations	0.05	(0.14)	0.26	0.44
Less distributions from:
Net investment income	(0.05)	(0.11)	(0.14)	(0.17)
Net realized gains	—	(0.03)	(0.04)	(0.04)
Return of capital	(0.04)	—	—	—

Total distributions	(0.09)	(0.14)	(0.18)	(0.21)

Redemption fees	—	— (b)	— (b)	— (b)

Net asset value, end of period	$9.99	$10.03	$10.31	$10.23

Total Return (c)	0.49%	-1.39%	2.54%	4.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114,705	$68,086	$19,726	$11,594
Ratios to average net assets (d):
Net expenses	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.52%	0.90%	1.41%	3.09%
Net investment income	0.87%	1.06%	1.34%	1.97%
Portfolio turnover rate	46%	161%	77%	60%

				For the Period
Selected data for a share of capital	Year Ended			2/28/11* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$10.03	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.06	0.06	0.14	0.14
Net realized and unrealized gain (loss)	(0.02)	(0.23)	0.09	0.28

Total from investment operations	0.04	(0.17)	0.23	0.42
Less distributions from:
Net investment income	(0.02)	(0.08)	(0.11)	(0.15)
Net realized gains	—	(0.03)	(0.04)	(0.04)
Return of capital	(0.04)	—	—	—

Total distributions	(0.06)	(0.11)	(0.15)	(0.19)

Net asset value, end of period	$10.01	$10.03	$10.31	$10.23

Total Return (c)	0.38%	-1.70%	2.24%	4.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$36	$328	$4	$103
Ratios to average net assets (d):
Net expenses	0.70%	0.70%	0.70%	0.70%
Gross expenses	17.62%	8.10%	38.11%	18.49%
Net investment income	0.60%	0.65%	1.32%	1.69%
Portfolio turnover rate	46%	161%	77%	60%

*	The Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  31

LAZARD GLOBAL FIXED INCOME PORTFOLIO

			For the Period
Selected data for a share of capital	Year Ended		3/30/12* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.22	0.23	0.17
Net realized and unrealized gain (loss)	(0.21)	(0.65)	0.16

Total from investment operations	0.01	(0.42)	0.33
Less distributions from:
Net investment income	(0.17)	—	(0.07)
Net realized gains	—	(0.01)	—
Return of capital	(0.05)	(0.22)	(0.10)

Total distributions	(0.22)	(0.23)	(0.17)

Redemption fees	—	— (b)	—

Net asset value, end of period	$9.30	$9.51	$10.16

Total Return (c)	0.08%	-4.13%	3.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,497	$5,522	$4,814
Ratios to average net assets (d):
Net expenses	0.80%	0.80%	0.80%
Gross expenses	4.12%	4.94%	8.81%
Net investment income	2.28%	2.38%	2.24%
Portfolio turnover rate	78%	66%	47%

			For the Period
Selected data for a share of capital	Year Ended		3/30/12* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.19	0.20	0.15
Net realized and unrealized gain (loss)	(0.21)	(0.65)	0.16

Total from investment operations	(0.02)	(0.45)	0.31
Less distributions from:
Net investment income	(0.14)	—	(0.06)
Net realized gains	—	(0.01)	—
Return of capital	(0.05)	(0.19)	(0.09)

Total distributions	(0.19)	(0.20)	(0.15)

Redemption fees	— (b)	—	—

Net asset value, end of period	$9.30	$9.51	$10.16

Total Return (c)	-0.22%	-4.41%	3.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$56	$56	$55
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	1.10%
Gross expenses	20.84%	28.86%	26.46%
Net investment income	2.01%	2.09%	2.02%
Portfolio turnover rate	78%	66%	47%

*	The Portfolio commenced operations on March 30, 2012.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

32  Annual Report

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2014

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of thirty-two no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio (commenced investment operations on December 31, 2014), Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Concentrated Portfolio (commenced investment operations on August 29, 2014), Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio (commenced investment operations on August 29, 2014), Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio (formerly, Lazard Emerging Markets Multi-Strategy Portfolio), Lazard Emerging Markets Debt Portfolio, Lazard Emerging Markets Income Portfolio (commenced investment operations on April 30, 2014), Lazard Explorer Total Return Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Fundamental Long/Short Portfolio (commenced investment operations on April 30, 2014), Lazard Enhanced Opportunities Portfolio (commenced investment operations on December 31, 2014), Lazard Master Alternatives Portfolio (commenced investment operations on December 31, 2014), Lazard Capital Allocator Opportunistic Strategies Portfolio, and Lazard Global Dynamic Multi Asset Portfolio (formerly, Lazard Multi-Asset Targeted Volatility Portfolio). All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, US Realty Equity, Global Realty Equity, Fundamental Long/Short and Enhanced Opportunities Portfolios, are operated as “diversified” funds, as defined in the Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of December 31, 2014. This report includes only the financial statements of US Corporate Income, US Short Duration Fixed Income and Global Fixed Income Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Share class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2014, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and only US Strategic Equity Portfolio had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange is open for business. Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Annual Report  33

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

34  Annual Report

During the year ended December 31, 2014, only Global Fixed Income Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2014, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Amount	Expiring Year

US Corporate Income	$3,275,918	2017
US Short Duration Fixed Income	104,490	N/A*

*	Non-Expiring; Short-Term

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the following Portfolios elected to defer such losses as follows:

Portfolio	Past October Capital Loss Deferral	Late Year Ordinary Loss Deferral

US Short Duration Fixed Income	$—	$79,919
Global Fixed Income	1,384	—

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Portfolios’ 2014 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare dividends from net investment income daily and to pay such dividends monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed income transactions, wash sales, consent fee income and paydown gain/loss. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss

US Corporate Income	$(15,380)	$2,880	$12,500
US Short Duration Fixed Income	(365,768)	(33,056)	398,824
Global Fixed Income	(32,635)	(25,229)	57,864

The tax character of dividends and distributions paid during the years ended December 31 were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2014	2013	2014	2013

US Corporate Income
Institutional	$9,951,098	$10,790,080	$—	$—
Open	117,194	179,908	—	—
US Short Duration Fixed Income*
Institutional	444,786	443,969	—	64,409
Open	373	2,455	—	358
Global Fixed Income**
Institutional	72,111	—	30,998	6,043
Open	942	—	405	60

*	US Short Duration Fixed Income Portfolio had return of capital distributions of $365,768 in 2014.
**	Global Fixed Income Portfolio had return of capital distributions of $32,635 and $123,529 in 2014 and 2013, respectively.

Annual Report  35

At December 31, 2014, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income/ Deferred Ordinary Losses	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) including Foreign Currency

US Corporate Income	$—	$(3,275,918)	$1,295,334
US Short Duration Fixed Income	(79,919)	(104,490)	109,894
Global Fixed Income	—	(1,384)	(262,356)

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Redemption Fee—The Portfolios, other than US Short Duration Fixed Income Portfolio, may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objec-

tive and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Corporate Income	0.55%
US Short Duration Fixed Income	0.25
Global Fixed Income	0.50

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through April 30, 2015 if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

US Corporate Income	0.55%	0.85%
US Short Duration Fixed Income	0.40	0.70
Global Fixed Income	0.80	1.10

During the year ended December 31, 2014, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Corporate Income	$309,402	$—	$12,214	$3,320
US Short Duration Fixed Income	109,451	—	195	12,979
Global Fixed Income	29,720	148,938	388	14,693

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year ended December 31, 2014, State Street waived $18,750 of its fee for Global Fixed Income Portfolio.

36   Annual Report

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Funds based on relative net assets. Effective January 1, 2015, the compensation for Independent Directors is comprised of: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings, although permeeting attendance fees will no longer be paid. Compensation is, generally, divided among the Lazard Funds and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”), based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

Portfolio	Purchases	Sales

US Corporate Income	$65,717,105	$50,955,836
US Short Duration Fixed Income	32,374,955	7,709,196
Global Fixed Income	5,751,558	4,569,513

	US Government Securities
Portfolio	Purchases	Sales

US Short Duration Fixed Income	$32,039,821	$20,842,168

For the year ended December 31, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2014, the Portfolios had borrowings under the Agreement as follows:

Annual Report  37

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Corporate Income	$1,816,667	$2,600,000	1.10%	9
Global Fixed Income	116,565	320,000	1.09	23

*	For days borrowings were outstanding.

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(b) Fixed-Income and Debt Securities Risk—While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed-income securities with longer maturities or effective durations. Other risk factors could have an effect on the Portfolios’ performance, including: if an issuer fails to make timely interest or principal payments (known as credit risk); if there is a decline, or a perceived decline, in the credit quality of a fixed-income security (or any guarantor of payment on such security) the security’s value could fall, potentially lowering the Portfolios’ share price; during unusual market conditions, the Portfolios may not be able to sell certain securities at the time and price it would like. Any investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher rated investments. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative.

(c) Mortgage-Related Securities Risk—US Short Duration Fixed Income Portfolio’s assets may invest in mortgage-related securities. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the

38  Annual Report

date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2014:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2014

US Corporate Income Portfolio
Corporate Bonds*	$—	$178,062,591	$—	$178,062,591
Short-Term Investment	7,136,427	—	—	7,136,427
Total	$7,136,427	$178,062,591	$—	$185,199,018

US Short Duration Fixed Income Portfolio
Corporate Bonds*	$—	$39,146,324	$—	$39,146,324
Municipal Bonds	—	8,126,315	—	8,126,315
US Government Securities	—	52,712,331	—	52,712,331
US Treasury Securities	—	8,416,119	—	8,416,119
Short-Term Investment	5,404,589	—	—	5,404,589
Total	$5,404,589	$108,401,089	$—	$113,805,678

Global Fixed Income Portfolio
Assets:
Corporate Bonds*	$—	$2,235,399	$—	$2,235,399
Foreign Government Obligations*	—	3,278,548	—	3,278,548
Quasi Government Bonds*	—	350,808	—	350,808
Supranationals	—	296,230	—	296,230
US Municipal Bonds	—	226,095	—	226,095
Short-Term Investment	73,901	—	—	73,901
Other Financial Instruments**
Forward Currency Contracts	—	105,255	—	105,255
Total	$73,901	$6,492,335	$—	$6,566,236

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(65,345)	$—	$(65,345)

*	Please refer to Portfolios of Investments (page 12 through 21) and Notes to Portfolios of Investments (page 25) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Annual Report  39

A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2, or 3 during the year ended December 31, 2014.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Fixed Income Portfolio

During the year ended December 31, 2014, the notional amounts of purchases and sales of forward currency contracts were $21,847,448 and $22,102,902, respectively, with average notional exposure of approximately $5,100,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2014:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$105,255
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$65,345

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(117,579)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$73,350

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

During the year ended December 31, 2014, US Corporate income and US Short Duration Fixed Income Portfolios did not trade in derivatives.

As of December 31, 2014, Global Fixed Income Portfolio holds derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2014:

Global Fixed Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$105,255	$ —	$105,255

40  Annual Report

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Barclays Bank PLC	$617	$—	$—	$617
BNP Paribas SA	1,182	—	—	1,182
Canadian Imperial Bank of Commerce	19,943	—	—	19,943
Citibank NA	19,753	(19,753)	—	—
HSBC Bank USA NA	55,815	(4,099)	—	51,716
JPMorgan Chase Bank NA	1,310	(734)	—	576
Royal Bank of Canada	6,635	—	—	6,635
Total	$105,255	$(24,586)	$—	$80,669

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$65,345	$—	$65,345

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Citibank NA	$59,533	$(19,753)	$—	$39,780
Credit Suisse International	517	—	—	517
HSBC Bank USA NA	4,099	(4,099)	—	—
JPMorgan Chase Bank NA	734	(734)	—	—
Standard Chartered Bank	244	—	—	244
State Street Bank and Trust Co.	218	—	—	218
Total	$65,345	$(24,586)	$—	$40,759

11. Change of Independent Registered Public Accounting Firm

On February 26, 2014, Deloitte & Touche LLP (“Deloitte”) was selected as the Fund’s independent registered public accounting firm for the 2014 fiscal year. The decision to change accountants was recommended and approved by the Audit Committee and approved by a majority of the Fund’s Board, including a majority of the Independent Directors. The predecessor independent registered public accounting firm’s reports on the Fund’s financial statements for each of the years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through February 28, 2014, the date of the predecessor independent registered public accounting firm’s report on the Fund’s financial state-

ments for the year ended December 31, 2013, there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

12. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

Annual Report  41

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Lazard Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio and Lazard Global Fixed Income Portfolio (collectively the “Portfolios”), three of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Portfolios for the year ended December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. Where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio and Lazard Global Fixed Income Portfolio of The Lazard Funds, Inc. as of December 31, 2014, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2015

42  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (69)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (62 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Richard Reiss, Jr. (70)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (54)	Director	Investment Manager, Chief Executive Officer (2004 – present)
(July 2005)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Annual Report  43

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2015, 38 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Chief Compliance Officer and Director of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (39)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

44  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information
Year Ended December 31, 2014

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2014:

Of the dividends paid by the Portfolios, none are qualified dividend income.

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report  45

NOTES

NOTES

NOTES

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS026

Lazard Funds Annual Report

December 31, 2014

Real Asset Funds

Lazard Global Listed Infrastructure Portfolio

Lazard US Realty Income Portfolio

Lazard US Realty Equity Portfolio

Lazard Global Realty Equity Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

7	Performance Overviews

11	Information About Your Portfolio’s Expenses

13	Portfolio Holdings Presented by Sector

14	Portfolios of Investments

14	Lazard Global Listed Infrastructure Portfolio

16	Lazard US Realty Income Portfolio

17	Lazard US Realty Equity Portfolio

18	Lazard Global Realty Equity Portfolio

20	Notes to Portfolios of Investments

22	Statements of Assets and Liabilities

24	Statements of Operations

26	Statements of Changes in Net Assets

28	Financial Highlights

32	Notes to Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Board of Directors and Officers Information

46	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2014, global equity markets were supported by low interest rates and declining bond yields but their overall gains were tempered by growth concerns and currency volatility. US stocks gained steadily over the year despite the discontinuation of US quantitative easing in October. International equity markets rose slightly in local currency terms but, for US dollar-based investors, returns were negative due to the dollar’s broad strength. Political and economic instability in Ukraine, Russia, and Greece, along with the effects of weaker commodity prices, held back returns in emerging markets. On the other hand, progress on structural reforms could unlock pent-up potential in countries such as India, Indonesia, and China.

Globally, fixed income markets rallied as interest rates in many countries trended lower for most of 2014. In the emerging markets, US dollar-denominated debt outperformed local currency debt for a fourth consecutive year. Meanwhile, the decline in the price of oil led to significant underperformance in the debt of countries that are heavily dependent on oil exports. In general, lower oil prices should be economically favorable for many countries as it can boost consumer spending and strengthen national finances.

At Lazard Asset Management LLC, we remain focused on active management and are committed to leveraging our strengths in pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, achieve your financial goals. Over the years, we understand that your investment preferences may change as markets evolve and as asset classes mature. With this in mind, we launched seven new mutual funds in 2014 across the alternatives, equity, and currency asset classes. We believe these funds may offer our clients’ new avenues of return. As always, we appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

Global Listed Infrastructure

Low interest rates and falling bond yields supported equity markets in 2014, but gains were tempered by concerns over global growth. The US market gained ground steadily higher over the year and generally volatility remained low. The US Federal Reserve progressively reduced its asset purchases and ended the program in October. Low interest rates and modestly improving economic outlook has traditionally proven to be a positive environment for infrastructure stocks and 2014 proved no different.

The European Central Bank (ECB) cut interest rates twice, leaving the official deposit facility in negative territory as the central bank sought to fend off the threat of deflation. In November, ECB President Mario Draghi reinforced the bank’s intention to bring inflation up towards its target level and to expand the bank’s balance sheet by embarking on a program to buy asset-backed securities. Japanese Prime Minister Shinzo Abe raised the sales tax rate from 5% to 8% in April and secured a supermajority of the lower house following a snap general election.

Real Estate Securities

Global property stocks (represented by the FTSE EPRA/NAREIT Global® Index) returned 13.91% during 2014, outperforming global equities (represented by the MSCI All Country World® Index). The year was also marked by meaningful performance differences among regions due to varying outlooks for economic growth, interest rates, and real estate fundamentals. Developed markets outperformed emerging markets during the year due to investor concerns around a rise in interest rates and a decline in the price of oil impacting the latter. Among major countries representing at least 3% of the FTSE EPRA/NAREIT Global Index, property companies in the United States and Australia were leading performers. Using the same size criteria, property companies in Japan and China were the worst relative performers.

On a country basis, in 2014 we remained most positive on and overweight in the United States. We believe the country presents a scenario of attractive company valuations supported by healthy underlying real estate fundamentals, an improving economic outlook, and a strong bid for real estate in the private markets. While we expect limited new supply and modestly rising interest rates, we expect continually improving user demand to drive favorable levels of rental, earnings, and dividend growth in the region. We are cautious about Canada and Australia due to the effect of declining commodity prices on their economies, and currently stretched valuations for property companies.

Due to supply constraints and compelling valuations, during 2014, the Portfolio was overweight in Hong Kong; however we remain wary of the potential geopolitical risks and a slowdown in Chinese consumer spending. The Portfolio was underweight in China as we believe the elevated levels of supply across a majority of the sub markets warrants a significant level of valuation correction in that part of the world. We have a neutral view of Japan, where we see positive earnings growth in Japanese developers and the positive macro benefit from the Bank of Japan’s policy, which are offset by premium valuations relative to underlying net asset value.

In Europe the Portfolio was modestly underweight in 2014 due to deflation risks and a slowdown in growth across a majority of the markets there. Within the region the Portfolio maintained preferred overweight positions in London-centric UK property companies, and regional French retail real estate investment trusts (REITs) due to compelling valuations and a stronger growth outlook.

Our view of emerging markets is “opportunistically” positive for 2015. We maintain significant overweights across Mexico, Brazil, and the United Arab Emirates. While a sustained decline in the price of oil poses a significant risk to the economies of all three countries, our bottom-up analysis of the regions’ property companies reveals stocks (that we have invested in) trading at compelling long-term discounted valuations. We have reduced our exposure to South East Asia property and expect to remain underweight the region due to what we perceive as the clear divergence in future growth prospects, heightened fiscal and monetary risks, currency weakness, and political uncertainty.

Lazard Global Listed Infrastructure Portfolio

For the year ended December 31, 2014, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 17.95%, while Open Shares posted a total return of 17.61%, as compared with the 20.55% return for the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged) and 4.94% return for the MSCI World® Index.

Annual Report  3

The three biggest contributors to performance for the year were a US railroad, CSX; a Japanese gas company, Tokyo Gas; and an Italian toll road company, Atlantia.

CSX had strong share price performance over the past twelve months. However, CSX started 2014 with very poor operational performance, due to one of the harshest winters on record (first-quarter operating metrics were very poor and costs rose significantly). Since then, CSX consistently benefited from strong freight volumes and the effects of operating leverage and cost control. Looking ahead, CSX intends to significantly improve the productivity and efficiency of its network, improving customer service levels and driving its cost base structurally lower. The US Class I railroads enjoy high barriers to entry and retain a high proportion of captive customers.

Tokyo Gas and Osaka Gas are the tale of two contrasting strategic choices with the former a top contributor during the year and the latter a top detractor. Over the last twelve months, the market appreciation of the Tokyo Gas share price confirms our view that the ability of the company to tap latent demand for natural gas should enable it to reinvest at attractive returns. Besides, we think that its strong balance sheet leaves plenty of room for management to both invest in the business and align shareholder remuneration to international peers, from the current circa 25% dividend payout ratio. Further, the company benefited from the overall rebound in Japanese equities as a result of an even more aggressive monetary policy announced by the Bank of Japan. The Osaka Gas share price suffered from the strategic diversification that led management to invest in the water purification business and take excessive exploration risk in US shale gas, offsetting a strong underlying industry trend in the Japanese energy market. Osaka Gas was sold during the year.

Atlantia performed well in 2014, as Italy normalized as an investment destination, and the fundamentals of operations improved. Indeed, traffic is now growing slightly, despite Italy moving back into recession over the summer. Our holding of Atlantia shares is based on highly conservative prospects of traffic increase, where we do not expect the 2007 peak to be reached within the concession period ending 2038. We think that the group should exhibit a meaningful free cash flow turnaround in the motorway business while the Rome airports’ prospects for expansion invest-

ment and retail performance alignment to European peers remain undiscovered by the market.

Transurban (TCL) performed strongly over the year following numerous positive company announcements including the acquisition of Queensland Motorways, progressing through the final planning approval stage on the NorthConnex project in Sydney, the completion of M5 West widening project in Sydney, the opening of 95 Express Lanes Project in Northern Virginia and the completion of the M2 upgrade project in Sydney. Reinforcement of the strategy was demonstrated by the headline financial results for the 2014 financial year, which included increases across key earnings metrics for the business. In particular, average daily traffic across the Australian networks increased 6%, proportional toll revenue rose 12.6% to $1.1 billion and proportional earnings before interest, taxes, depreciation and amortization increased 12.8% to A$934 million. This contributed to growth in free cash, which rose 29% to A$572 million compared to the previous financial year. Intra-urban toll roads are considered highly defensive investments because they are largely monopoly-like assets that individuals regularly use despite their financial circumstances, and toll increases of inflation or greater across all of TCL’s seventeen toll road assets. A focus on infrastructure by Australian governments at the national and state level means there should be plenty of new business opportunities and we believe TCL has demonstrated an ability to add value to their existing toll road concessions through both expansion projects and new projects most notably the upcoming NorthConnex project in northwestern Sydney. We believe dividends per share growth will continue at varying levels for the remainder of the decade.

Vinci performed poorly in 2014 despite a strong first half. The company’s services operations suffered from the lack of economic reform and recovery in France. Moreover, the main reason for the share price decline was the emergence of regulatory risk, as French Environment Minister Segolene Royal continued public declarations hostile to the motorway sector. In addition, the motorway companies have just been given the go-ahead by the European Union to join the French government’s large investment programs as part of the stimulus plan, of which Vinci’s share is approximately €3.6 billion. These investments are now at risk, as we believe the company would only deploy such capital in a more conducive political environment. The government decided ultimately not to exercise its option to buy back the conces-

4  Annual Report

sion contracts at the end of 2015 (a period of notice of one year is required) and have set up a working group to consult on potential measures to help the purchasing power of drivers. Given the contractual nature of the concessions, we believe that any change will be bilateral and net present value neutral.

The Portfolio is passively hedged to the US dollar (using currency forward contracts) in an effort to minimize the impact of currency movements of a stock against the investor’s local currency. Currency forward contracts contributed positively to performance.

Lazard US Realty Income Portfolio

For the year ended December 31, 2014, the Lazard US Realty Income Portfolio’s Institutional Shares posted a total return of 21.54%, while Open Shares posted a total return of 21.35% as compared with the 24.31% blended index return for the 50% FTSE NAREIT All Equity REITs® Index/50% Wells Fargo Hybrid and Preferred Securities REIT® Index (the “Hybrid Index”).

On average during the year, the Portfolio was invested as follows: 70.2% in common securities and 26.1% in preferred securities, with the remainder in cash and bonds.

With REIT common stocks outperforming preferred stocks for the year, the Portfolio’s investment allocation benefited performance relative to the benchmark. However, stock selection detracted from relative performance. On a weighted average basis, the Portfolio’s preferred stock holdings outperformed their benchmark but its common stock holdings lagged their index.

In terms of relative performance, the Portfolio was helped by an overweight position in Sun Communities, a manufactured-home REIT, which completed a large, accretive acquisition during the year. Also helping the Portfolio was an overweight position in Digital Realty Trust, a data center REIT, which restored management’s credibility with investors, and produced solid leasing results and earnings guidance; and an overweight position in Glimcher Realty Trust, a mall REIT, which was acquired for a substantial premium. Through a proposed merger with Washington Prime Group (WPG), Glimcher Realty Trust was able to close the large discount to underlying asset value embedded in its share price. We exited the position in the second half of the year.

An overweight position in Campus Crest Communities, a student housing REIT, detracted value as the company’s management team was removed in the midst of poorly advised acquisitions and weak operational infrastructure. Other detractors from relative performance included an overweight position in American Realty Capital Properties (ARCP), a triple-net REIT, which hurt performance as it was mired in accounting and management turmoil during the fourth quarter. We remain overweight ARCP due to its high quality asset base, attractive valuation, and potential for a near-term catalyst to realize value. An overweight position in Mack-Cali Realty, an office REIT, hurt performance as it reduced its dividend amid deteriorating earnings resulting from weak conditions in its core markets.

Lazard US Realty Equity Portfolio

For the year ended December 31, 2014, the Lazard US Realty Equity Portfolio’s Institutional Shares posted a total return of 25.70%, while Open Shares posted a total return of 25.33%, as compared with the 28.03% return for the FTSE NAREIT All Equity REITs Index.

Stock selection contributed positively to relative performance but was overshadowed by negative attribution from subsector allocation.

In terms of relative performance, the Portfolio benefited from an overweight position in Glimcher Realty Trust, a mall REIT, which was acquired at a substantial premium. Through a proposed merger with WPG, Glimcher Realty Trust was able to close the large discount to underlying asset value embedded in its share price. We exited our position in Glimcher Realty Trust in the second half of the year. Also helping the Portfolio was an overweight position in Apartment Investment & Management (Aimco), an apartment REIT, which benefited from very strong apartment supply-demand fundamentals which allowed the company to deliver better-than-expected organic growth; and an overweight position in Essex Property Trust, another apartment REIT, which benefited from even stronger apartment fundamentals within its West Coast markets.

An overweight position in ARCP, a triple-net REIT, hurt performance, as the company was mired in accounting and management turmoil during the fourth quarter. However, we remain overweight ARCP due to its high quality asset base, attractive valuation, and potential for a near-term cata-

Annual Report  5

lyst to realize value. Other detractors from performance included an underweight position in Health Care REIT, which outperformed the broader REIT market along with many of its health care peers; and an overweight position in Realogy Holdings, a residential housing brokerage, which underperformed as the velocity of the US housing recovery fell short of market expectations.

When specific market conditions exist that we feel make the strategy particularly susceptible to loss of principal, we will attempt to hedge the Portfolio using derivatives. In the overwhelming number of cases, such derivatives will be put options on an exchange-traded fund that closely tracks our benchmark. During the first half of 2014, we purchased one put position to protect the Portfolio from losses and also employed a straddle when increased volatility appeared imminent. The Portfolio benefited modestly from the positions.

Lazard Global Realty Equity Portfolio

For the year ended December 31, 2014, the Lazard Global Realty Equity Portfolio’s Institutional Shares posted a total return of 10.35%, while Open Shares posted a total return of 10.05%, as compared with the 13.91% return for the FTSE EPRA/NAREIT Global Index.

Country allocation and stock selection were detractors from relative performance, outweighing positive attribution from currency.

In terms of relative performance, an overweight position in Glimcher Realty Trust, a US mall REIT, helped performance, as it was acquired at a substantial premium. Through a proposed merger with WPG, Glimcher Realty Trust was able to close the large discount to underlying asset value embedded in its share price. We exited our position in Glim-cher Realty Trust during the second half of the year. Also helping the Portfolio was an overweight position in Aimco, an apartment REIT, which benefited from very strong apartment supply-demand fundamentals which allowed the company to deliver better-than-expected organic growth; and an overweight position to Hulic REIT, a diversified Japanese REIT with a strong sponsor and a unique portfolio of office, retail, and nursing homes, the company listed at a discount to the J-REIT market.

An overweight position in ARCP, a triple-net REIT, hurt performance, as the company was mired in accounting and management turmoil during the fourth quarter. Other detractors from performance included an overweight position in NTT Urban Development, a Japanese developer, which underperformed owning to a downward revision of its medium-term profit outlook due to lower asset and condominium sales; and an overweight position in Sumitomo Realty & Development, a Japanese developer, which despite meeting earning targets, underperformed as condominium development margins are expected to come under pressure from the consumption tax and rising construction costs. We exited our position in the company during the second half of the year.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager’), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

6  Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, UBS Global 50/50 Infrastructure & Utilities® Index (Hedged) and MSCI World® Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	17.95%	13.09%	13.08%
Open Shares**	17.61%	12.71%	12.70%
UBS Global 50/50 Infrastructure & Utilities Index (Hedged)	20.55%	10.91%	10.91%
MSCI World Index	4.94%	10.20%	10.20%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The UBS Global 50/50 Infrastructure & Utilities Index (Hedged) tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

Annual Report  7

Lazard US Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Income Portfolio, FTSE NAREIT All Equity REITs® Index, Wells Fargo Hybrid and Preferred Securities REIT® Index, Hybrid Index and S&P 500® Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
US Realty Income Portfolio**	21.54%	17.29%		21.35%	15.14%	13.10%
FTSE NAREIT All Equity REITs Index	28.03%	19.46%		28.03%	16.91%	8.82%
Wells Fargo Hybrid and Preferred Securities REIT Index	20.37%	8.83%		20.37%	11.32%	12.84%
Hybrid Index	24.31%	14.27%		24.31%	14.36%	11.44%
S&P 500 Index	13.68%	22.56%		13.68%	15.45%	10.02%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The Wells Fargo Hybrid and Preferred Securities REIT Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market. The Hybrid Index is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index. The S&P 500 Index is a market capitalized-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was July 30, 2008.

8  Annual Report

Lazard US Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Equity Portfolio and FTSE NAREIT All Equity REITs Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
US Realty Equity Portfolio**	25.70%	21.08%		25.33%	17.99%	24.06%
FTSE NAREIT All Equity REITs Index	28.03%	19.50%		28.03%	16.91%	18.69%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

Annual Report  9

Lazard Global Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard Global Realty Equity Portfolio, FTSE EPRA/NAREIT Global® Index and FTSE EPRA/NAREIT Global ex-US/FTSE EPRA/NAREIT Global Linked Index (the “Global Realty Linked Index”)*

Average Annual Total Returns*

Periods Ended December 31, 2014

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
Global Realty Equity Portfolio**	10.35%	15.86%		10.05%	7.31%	17.93%
FTSE EPRA/NAREIT Global Index	13.91%	15.12%		13.91%	10.20%	14.71%
Global Realty Linked Index	13.92%	15.91%		13.92%	8.83%	14.66%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard International Realty Equity Portfolio. As of August 15, 2013, the Portfolio changed its name to Lazard Global Realty Equity Portfolio and adopted its current investment strategies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Global Realty Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the FTSE EPRA/NAREIT Global ex-US® Index for all periods through August 14, 2013 and the FTSE EPRA/NAREIT Global Index for all periods thereafter. Both the FTSE EPRA/NAREIT Global Index and the FTSE EPRA/NAREIT Global ex-US Index are free-float adjusted market capitalization indices that are designed to measure the performance of REITs in both developed and emerging markets. The FTSE EPRA/NAREIT Global ex-US Index excludes those REITs listed or incorporated in the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

10  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2014 through December 31, 2014 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio During Period 7/1/14 - 12/31/14

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,034.60	$5.03	0.98%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99	0.98%
Open Shares
Actual	$1,000.00	$1,033.20	$6.71	1.31%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.67	1.31%

US Realty Income
Institutional Shares
Actual	$1,000.00	$1,044.50	$4.90	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Open Shares
Actual	$1,000.00	$1,043.90	$6.34	1.23%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.26	1.23%

Annual Report  11

Portfolio	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio During Period 7/1/14 - 12/31/14

US Realty Equity
Institutional Shares
Actual	$1,000.00	$1,084.10	$5.52	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$1,082.60	$7.09	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%

Global Realty Equity
Institutional Shares
Actual	$1,000.00	$995.00	$5.53	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Open Shares
Actual	$1,000.00	$994.00	$7.04	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

12  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2014

Sector*	Lazard Global Listed Infrastructure Portfolio	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio	Lazard Global Realty Equity Portfolio

Consumer Discretionary	9.6%	—%	3.6%	3.2%
Financials	0.6	97.4	95.2	96.6
Industrials	42.0	—	—	—
Materials	—	0.7	—	—
Utilities	44.1	—	—	—
Short-Term Investments	3.7	1.9	1.2	0.2
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  13

The Lazard Funds, Inc. Portfolios of Investments December 31, 2014

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 93.9%

Australia | 14.7%
AusNet Services	27,624,975	$29,843,561
DUET Group	32,661,548	64,127,069
Macquarie Atlas Roads Group	7,693,472	19,960,154
Spark Infrastructure Group	22,668,409	39,236,451
Transurban Group	10,081,081	70,472,270
		223,639,505
Austria | 0.5%
Flughafen Wien AG	84,870	7,991,732

France | 15.0%
Aeroports de Paris	292,868	35,497,713
Eutelsat Communications SA	2,204,927	71,279,527
Vinci SA	2,211,019	120,988,472
		227,765,712
Germany | 2.4%
Fraport AG	624,700	36,190,449

Italy | 23.0%
ASTM SpA	834,619	9,634,084
Atlantia SpA	5,055,672	117,425,992
Hera SpA	13,687,503	32,208,708
Snam SpA	20,616,947	101,705,984
Societa Iniziative Autostradali e Servizi SpA	1,980,147	19,066,133
Terna SpA	15,283,675	69,236,521
		349,277,422
Japan | 6.5%
Toho Gas Co., Ltd.	5,296,350	25,955,432
Tokyo Gas Co., Ltd.	13,487,700	72,781,826
		98,737,258
Luxembourg | 4.7%
SES SA	1,979,763	71,016,206

South Korea | 0.6%
Macquarie Korea Infrastructure Fund	1,435,773	8,951,461
Description	Shares	Value

Spain | 0.3%
Abertis Infraestructuras SA	194,283	$3,838,257

Switzerland | 2.0%
Flughafen Zuerich AG	46,403	31,106,160

United Kingdom | 4.1%
Pennon Group PLC	4,330,911	62,034,101

United States | 20.1%
Ameren Corp.	1,095,000	50,512,350
California Water Service Group	567,072	13,955,642
CSX Corp.	2,015,059	73,005,588
Great Plains Energy, Inc.	660,000	18,750,600
Norfolk Southern Corp.	699,837	76,709,133
PG&E Corp.	1,243,099	66,182,591
SJW Corp.	175,269	5,629,640
		304,745,544
Total Common Stocks (Identified cost $1,404,125,460)		1,425,293,807

Short-Term Investment | 3.6%
State Street Institutional Treasury Money Market Fund (Identified cost $54,796,965)	54,796,965	54,796,965

Total Investments | 97.5% (Identified cost $1,458,922,425) (a), (b)		$1,480,090,772

Cash and Other Assets in Excess of Liabilities | 2.5%		38,025,926

Net Assets | 100.0%		$1,518,116,698

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at December 31, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contract
KRW	HSB	03/27/15	562,512,130	$510,864	$509,870	$—	$994

Forward Currency Sale Contracts
AUD	BNP	03/27/15	36,061,821	$29,202,214	$29,268,573	$—	$66,359
AUD	CAN	03/27/15	21,544,869	17,444,880	17,486,293	—	41,413
AUD	CIT	03/27/15	45,187,929	36,600,324	36,675,524	—	75,200
AUD	CSF	03/27/15	70,997,329	57,482,278	57,623,006	—	140,728
AUD	HSB	03/27/15	46,567,933	37,719,094	37,795,566	—	76,472
AUD	RBC	03/27/15	34,687,532	28,095,341	28,153,170	—	57,829
AUD	SSB	03/27/15	24,704,672	19,962,264	20,050,859	—	88,595
CHF	BNP	03/27/15	2,734,147	2,829,293	2,754,307	74,986	—
CHF	BRC	03/27/15	2,543,814	2,632,312	2,562,570	69,742	—
CHF	CAN	03/27/15	4,572,020	4,731,960	4,605,731	126,229	—
CHF	CSF	03/27/15	17,122,906	17,718,239	17,249,159	469,080	—
CHF	RBC	03/27/15	2,723,357	2,817,810	2,743,437	74,373	—
EUR	BNP	03/27/15	54,247,374	67,337,265	65,690,324	1,646,941	—
EUR	CAN	03/27/15	127,183,421	158,012,682	154,011,514	4,001,168	—
EUR	CIT	03/27/15	52,980,050	65,751,951	64,155,671	1,596,280	—
EUR	CSF	03/27/15	35,190,736	43,667,129	42,613,876	1,053,253	—
EUR	HSB	03/27/15	60,328,808	74,886,149	73,054,577	1,831,572	—
EUR	MEL	03/27/15	110,910,038	136,302,891	134,305,420	1,997,471	—
EUR	RBC	03/27/15	132,158,023	164,193,129	160,035,460	4,157,669	—
GBP	BRC	03/27/15	19,092,455	29,858,308	29,738,109	120,199	—
GBP	CAN	03/27/15	1,290,583	2,018,214	2,010,192	8,022	—
GBP	CIT	03/27/15	4,486,232	7,002,685	6,987,685	15,000	—
GBP	HSB	03/27/15	4,564,871	7,138,134	7,110,171	27,963	—
GBP	JPM	03/27/15	1,929,593	2,995,519	3,005,503	—	9,984
GBP	RBC	03/27/15	8,318,831	13,013,979	12,957,281	56,698	—
JPY	BNP	03/27/15	1,103,534,767	9,269,429	9,219,862	49,567	—
JPY	BNP	03/27/15	1,511,347,322	12,694,957	12,627,073	67,884	—
JPY	CAN	03/27/15	1,154,149,268	9,693,846	9,642,739	51,107	—
JPY	CIT	03/27/15	1,029,992,274	8,595,733	8,605,426	—	9,693
JPY	CIT	03/27/15	1,251,043,402	10,513,853	10,452,274	61,579	—
JPY	CSF	03/27/15	2,341,438,594	19,668,352	19,562,357	105,995	—
JPY	HSB	03/27/15	1,839,420,513	15,451,992	15,368,074	83,918	—
JPY	MEL	03/27/15	1,817,432,020	15,267,342	15,184,363	82,979	—
KRW	CAN	03/27/15	1,321,089,591	1,200,991	1,197,456	3,535	—
KRW	CAN	03/27/15	3,661,199,722	3,328,363	3,318,568	9,795	—
KRW	CSF	03/27/15	665,285,396	605,080	603,025	2,055	—
KRW	HSB	03/27/15	967,659,087	879,051	877,101	1,950	—
KRW	HSB	03/27/15	2,487,267,081	2,259,508	2,254,497	5,011	—
KRW	RBC	03/27/15	1,410,623,131	1,280,860	1,278,611	2,249	—
Total Forward Currency Sale Contracts				$1,140,123,401	$1,122,835,404	17,854,270	566,273
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$17,854,270	$567,267

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Shares	Value

Lazard US Realty Income Portfolio

Common Stocks | 8.8%

Real Estate | 8.8%
Colony Financial, Inc.	279,943	$6,668,243
Starwood Property Trust, Inc.	300,300	6,978,972

Total Common Stocks (Identified cost $12,942,739)		13,647,215

Preferred Stocks | 19.6%

Real Estate | 19.6%
CBL & Associates Properties, Inc.,
Series E, 6.625%	59,627	1,497,830
DDR Corp.:
Series K, 6.250%	66,000	1,651,320
Series J, 6.500%	47,900	1,220,013
EPR Properties,
Series F, 6.625%	13,769	346,979
General Growth Properties, Inc.,
Series A, 6.375%	237,138	5,942,678
Kilroy Realty Corp.,
Series H, 6.375%	17,700	442,500
Kimco Realty Corp.:
Series J, 5.500%	69,900	1,670,610
Series K, 5.625%	30,700	741,405
LaSalle Hotel Properties,
Series I, 6.375%	91,700	2,315,333
National Retail Properties, Inc.,
Series E, 5.700%	30,800	746,900
Pebblebrook Hotel Trust,
Series C, 6.500%	177,339	4,486,677
PS Business Parks, Inc.,
Series U, 5.750%	90,900	2,157,057
Public Storage,
Series X, 5.200%	32,700	755,370
Regency Centers Corp.,
Series 7, 6.000%	31,481	779,470
Taubman Centers, Inc.,
Series K, 6.250%	109,771	2,743,177
Vornado Realty Trust,
Series K, 5.700%	102,064	2,455,660
Description	Shares	Value

Weingarten Realty Investors,
Series F, 6.500%	14,052	$356,499

Total Preferred Stocks (Identified cost $30,231,419)		30,309,478

Real Estate Investment Trusts | 69.8%
American Realty Capital Properties, Inc.	747,713	7,475,571
Apollo Commercial Real Estate Finance, Inc.	233,271	3,816,314
BioMed Realty Trust, Inc.	262,830	5,661,358
Blackstone Mortgage Trust, Inc., Class A	122,000	3,555,080
Campus Crest Communities, Inc.	839,590	6,137,403
CBL & Associates Properties, Inc.	201,000	3,903,420
Columbia Property Trust, Inc.	153,600	3,893,760
Digital Realty Trust, Inc., Series G	147,200	7,578,048
Dynex Capital, Inc.	514,020	4,240,665
EPR Properties	105,262	6,066,249
Excel Trust, Inc.	218,500	2,925,715
First Potomac Realty Trust	361,526	4,468,461
HCP, Inc.	159,500	7,022,785
Home Properties, Inc.	27,000	1,771,200
Mack-Cali Realty Corp.	299,314	5,704,925
Medical Properties Trust, Inc.	418,700	5,769,686
Plum Creek Timber Co., Inc.	49,500	2,118,105
Spirit Realty Capital, Inc.	132,200	1,571,858
STAG Industrial, Inc.	211,000	5,169,500
Sun Communities, Inc.	72,283	4,370,230
Ventas, Inc.	22,400	1,606,080
Washington Prime Group, Inc.	449,165	7,734,621
WP Carey, Inc.	77,369	5,423,567

Total Real Estate Investment Trusts (Identified cost $110,830,596)		107,984,601

Short-Term Investment | 1.9%
State Street Institutional Treasury Money Market Fund (Identified cost $2,904,095)	2,904,095	2,904,095

Total Investments | 100.1% (Identified cost $156,908,849) (a)		$154,845,389

Liabilities in Excess of Cash and Other Assets | (0.1)%		(121,133)

Net Assets | 100.0%		$154,724,256

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Shares	Value

Lazard US Realty Equity Portfolio

Common Stocks | 8.2%

Commercial Services | 2.8%
Realogy Holdings Corp. (c)	68,513	$3,048,143

Leisure & Entertainment | 3.5%
Starwood Hotels & Resorts Worldwide, Inc.	48,477	3,930,031

Real Estate | 1.9%
CBRE Group, Inc., Class A (c)	31,700	1,085,725
Farmland Partners, Inc.	98,472	1,025,094

Total Common Stocks (Identified cost $8,793,387)		9,088,993

Real Estate Investment Trusts | 89.8%
Acadia Realty Trust	51,525	1,650,346
American Homes 4 Rent, Class A	237,585	4,046,073
American Realty Capital Properties, Inc.	436,504	3,950,361
American Tower Corp.	60,289	5,959,568
Apartment Investment & Management Co., Class A	126,500	4,699,475
AvalonBay Communities, Inc.	28,795	4,704,815
Boston Properties, Inc.	19,925	2,564,148
Crown Castle International Corp.	39,722	3,126,121
DDR Corp.	233,342	4,284,159
Digital Realty Trust, Inc.	17,984	1,192,339
Education Realty Trust, Inc.	34,398	1,258,623
Equity Lifestyle Properties, Inc.	32,547	1,677,798
Essex Property Trust, Inc.	22,046	4,554,704
Extra Space Storage, Inc.	31,194	1,829,216
First Potomac Realty Trust	180,356	2,229,200
Description	Shares	Value

HCP, Inc.	94,400	$4,156,432
Kilroy Realty Corp.	31,270	2,159,819
Parkway Properties, Inc.	111,032	2,041,879
Pebblebrook Hotel Trust	33,043	1,507,752
Prologis, Inc.	78,868	3,393,690
Public Storage	22,031	4,072,430
Retail Opportunity Investments Corp.	161,106	2,704,970
Rexford Industrial Realty, Inc.	194,199	3,050,866
Simon Property Group, Inc.	53,735	9,785,681
SL Green Realty Corp.	13,737	1,634,978
Sovran Self Storage, Inc.	14,400	1,255,968
Strategic Hotels & Resorts, Inc. (c)	82,200	1,087,506
Sunstone Hotel Investors, Inc.	120,996	1,997,644
Ventas, Inc.	55,952	4,011,758
Vornado Realty Trust	12,158	1,431,118
Washington Prime Group, Inc.	228,900	3,941,658
Weyerhaeuser Co.	97,834	3,511,262

Total Real Estate Investment Trusts (Identified cost $87,245,206)		99,472,357

Short-Term Investment | 1.2%
State Street Institutional Treasury Money Market Fund (Identified cost $1,282,479)	1,282,479	1,282,479

Total Investments | 99.2% (Identified cost $97,321,072) (a)		$109,843,829

Cash and Other Assets in Excess of Liabilities | 0.8%		859,067

Net Assets | 100.0%		$110,702,896

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Shares	Value

Lazard Global Realty Equity Portfolio

Common Stocks | 33.0%

Australia | 2.4%
Charter Hall Group	17,393	$63,803
Goodman Group	21,543	99,312
		163,115
Brazil | 2.3%
Aliansce Shopping Centers SA	9,700	59,274
BR Properties SA	11,600	44,260
Sonae Sierra Brasil SA	8,900	54,923
		158,457
Germany | 1.6%
Deutsche Annington Immobilien SE	3,129	106,434

Hong Kong | 6.5%
Cheung Kong Holdings, Ltd.	6,000	100,271
Hang Lung Properties, Ltd.	10,000	27,869
Hongkong Land Holdings, Ltd.	15,000	100,960
Hysan Development Co., Ltd.	10,000	44,434
The Wharf Holdings, Ltd.	23,825	171,093
		444,627
India | 0.8%
DLF, Ltd.	24,522	52,807

Japan | 6.0%
Hulic Co., Ltd.	7,400	73,566
Mitsubishi Estate Co., Ltd.	5,000	105,822
Mitsui Fudosan Co., Ltd.	6,000	161,373
NTT Urban Development Corp.	6,600	66,207
		406,968
Mexico | 1.0%
Corp Inmobiliaria Vesta SAB de CV	34,500	68,515

Philippines | 3.1%
Ayala Land, Inc.	110,065	82,464
SM Prime Holdings, Inc.	344,400	130,576
		213,040
United Arab Emirates | 1.7%
Emaar Properties PJSC	60,100	115,306

United Kingdom | 1.7%
Capital & Counties Properties PLC	19,908	112,297
Description	Shares	Value

United States | 5.9%
CBRE Group, Inc., Class A (c)	1,976	$67,678
Realogy Holdings Corp. (c)	2,682	119,322
Starwood Hotels & Resorts Worldwide, Inc.	2,620	212,404
		399,404
Total Common Stocks (Identified cost $2,419,576)		2,240,970

Real Estate Investment Trusts | 66.4%

Australia | 2.0%
Westfield Corp.	18,563	135,718

Canada | 1.6%
Allied Properties Real Estate Investment Trust	1,450	46,727
Boardwalk Real Estate Investment Trust	1,196	63,352
		110,079
France | 4.4%
Gecina SA	680	85,108
Klepierre	2,440	105,099
Unibail-Rodamco SE	431	110,158
		300,365
Hong Kong | 3.0%
The Link REIT	32,019	199,667

Italy | 1.1%
Beni Stabili SpA	103,021	72,348

Japan | 4.2%
Hulic Reit, Inc.	63	95,259
Japan Logistics Fund, Inc.	17	38,103
Japan Real Estate Investment Corp.	10	48,126
Nippon Accommodations Fund, Inc.	12	47,350
Premier Investment Corp.	12	58,964
		287,802
Mexico | 0.5%
Fibra Uno Administracion SA de CV	10,800	31,843

Singapore | 1.9%
Ascendas Real Estate Investment Trust	39,000	70,007
Frasers Centrepoint Trust	43,925	62,801
		132,808
United Kingdom | 4.9%
Big Yellow Group PLC	13,526	127,567
Great Portland Estates PLC	9,991	114,184
Workspace Group PLC	7,514	88,841
		330,592

The accompanying notes are an integral part of these financial statements.

18   Annual Report

Description	Shares	Value

Lazard Global Realty Equity Portfolio (concluded)

United States | 42.8%
American Homes 4 Rent, Class A	12,058	$205,348
American Realty Capital Properties, Inc.	20,771	187,978
American Tower Corp.	682	67,416
Apartment Investment & Management Co., Class A	3,996	148,451
Boston Properties, Inc.	797	102,566
DDR Corp.	8,493	155,931
Digital Realty Trust, Inc.	1,675	111,053
Equity Lifestyle Properties, Inc.	2,264	116,709
Essex Property Trust, Inc.	852	176,023
Kilroy Realty Corp.	1,626	112,308
Pebblebrook Hotel Trust	2,061	94,043
Prologis, Inc.	3,171	136,448
Public Storage	1,158	214,056
Retail Opportunity Investments Corp.	6,477	108,749
Rexford Industrial Realty, Inc.	9,557	150,140
Simon Property Group, Inc.	2,042	371,869
Description	Shares	Value

SL Green Realty Corp.	703	$83,671
Strategic Hotels & Resorts, Inc. (c)	5,138	67,976
Ventas, Inc.	1,433	102,746
Washington Prime Group, Inc.	11,376	195,895
		2,909,376
Total Real Estate Investment Trusts (Identified cost $4,129,241)		4,510,598

Short-Term Investment | 0.2%
State Street Institutional Treasury Money Market Fund (Identified cost $16,508)	16,508	16,508

Total Investments | 99.6% (Identified cost $6,565,325) (a)		$6,768,076

Cash and Other Assets in Excess of Liabilities | 0.4%		26,736

Net Assets | 100.0%		$6,794,812

The accompanying notes are an integral part of these financial statements.

Annual Report  19

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2014

(a)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

		Aggregate Gross	Aggregate Gross	Net Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

Global Listed Infrastructure	$1,466,128,255	$75,983,433	$62,020,916	$13,962,517
US Realty Income	156,908,849	5,685,517	7,748,977	(2,063,460)
US Realty Equity	97,565,749	14,196,052	1,917,972	12,278,080
Global Realty Equity	6,659,741	427,704	319,369	108,335

(b)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(c)	Non-income producing security.

Security Abbreviations:
REIT	— Real Estate Investment Trust	PJSC	— Public Joint Stock Company

Currency Abbreviations:
AUD	— Australian Dollar	GBP	— British Pound Sterling
CHF	— Swiss Franc	JPY	— Japanese Yen
EUR	— Euro	KRW	— South Korean Won

Counterparty Abbreviations:
BNP	— BNP Paribas SA	HSB	— HSBC Bank USA NA
BRC	— Barclays Bank PLC	JPM	— JPMorgan Chase Bank NA
CAN	— Canadian Imperial Bank of Commerce	MEL	— The Bank of New York Mellon Corp.
CIT	— Citibank NA	RBC	— Royal Bank of Canada
CSF	— Credit Suisse International	SSB	— State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

	Lazard	Lazard
	Global Listed	Global Realty
	Infrastructure	Equity
Industry*	Portfolio	Portfolio

Cable Television	9.4%	—%
Commercial Services	—	1.8
Construction & Engineering	8.0	—
Electric	24.4	—
Gas Utilities	13.2	—
Leisure & Entertainment	—	3.1
Real Estate	—	94.5
Transportation	33.5	—
Water	5.4	—
Subtotal	93.9	99.4
Short-Term Investments	3.6	0.2
Total Investments	97.5%	99.6%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report   21

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2014	Lazard Global Listed Infrastructure Portfolio	Lazard US Realty Income Portfolio

ASSETS
Investments in securities, at value	$1,480,090,772	$154,845,389
Foreign currency	9	—
Receivables for:
Capital stock sold	12,871,136	1,070,359
Investments sold	8,782,433	—
Dividends and interest	3,417,293	1,458,022
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on forward currency contracts	17,854,270	—
Total assets	1,523,015,913	157,373,770

LIABILITIES
Payables for:
Management fees	1,193,678	98,453
Accrued distribution fees	29,798	18,630
Accrued directors’ fees	148	18
Investments purchased	1,489,128	2,345,877
Capital stock redeemed	1,412,144	130,481
Gross unrealized depreciation on forward currency contracts	567,267	—
Line of credit outstanding	—	—
Other accrued expenses and payables	207,052	56,055
Total liabilities	4,899,215	2,649,514
Net assets	$1,518,116,698	$154,724,256

NET ASSETS
Paid in capital	$1,448,826,847	$154,387,708
Undistributed net investment income	22,762,213	—
Accumulated net realized gain (loss)	8,128,953	2,400,008
Net unrealized appreciation (depreciation) on:
Investments	21,168,347	(2,063,460)
Foreign currency and forward currency contracts	17,230,338	—
Net assets	$1,518,116,698	$154,724,256

Institutional Shares
Net assets	$1,372,215,643	$66,942,277
Shares of capital stock outstanding*	99,989,007	7,953,633
Net asset value, offering and redemption price per share	$13.72	$8.42

Open Shares
Net assets	$145,901,055	$87,781,979
Shares of capital stock outstanding*	10,615,342	10,454,927
Net asset value, offering and redemption price per share	$13.74	$8.40

Cost of investments in securities	$1,458,922,425	$156,908,849
Cost of foreign currency	$9	$—

* $0.001 par value, 6,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Lazard US Realty Equity Portfolio	Lazard Global Realty Equity Portfolio

$109,843,829	$6,768,076
—	504

665,755	—
—	62,482
382,184	22,489
—	13,446
—	—
110,891,768	6,866,997

59,737	—
18,751	441
10	1
—	—
57,910	874
—	—
—	30,000
52,464	40,869
188,872	72,185
$110,702,896	$6,794,812

$97,783,556	$6,578,776
44,105	20,639
352,478	(7,064)

12,522,757	202,751
—	(290)
$110,702,896	$6,794,812

$21,806,209	$4,778,711
1,106,356	314,965
$19.71	$15.17

$88,896,687	$2,016,101
4,494,866	133,021
$19.78	$15.16

$97,321,072	$6,565,325
$—	$502

Annual Report  23

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2014	Lazard Global Listed Infrastructure Portfolio	Lazard US Realty Income Portfolio

Investment Income
Income
Dividends	$40,324,562	$6,181,651
Interest	1,317	25
Total investment income*	40,325,879	6,181,676

Expenses
Management fees (Note 3)	10,905,295	1,041,790
Custodian fees	292,096	47,206
Administration fees	267,108	77,782
Distribution fees (Open Shares)	238,649	204,833
Registration fees	175,893	46,211
Shareholders’ services	73,547	58,968
Shareholders’ reports	73,458	36,192
Professional services	62,270	38,186
Directors’ fees and expenses	33,121	3,861
Other†	21,035	8,921
Total gross expenses	12,142,472	1,563,950
Management fees waived and expenses reimbursed	—	—
Administration fees waived	—	—
Total net expenses	12,142,472	1,563,950
Net investment income	28,183,407	4,617,726

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts and Options
Net realized gain (loss) on:
Investments**	89,518,065	7,759,876
Foreign currency and forward currency contracts	90,548,334	—
Purchased options	—	—
Total net realized gain on investments, foreign currency, forward currency contracts and options	180,066,399	7,759,876
Net change in unrealized appreciation (depreciation) on:
Investments	(44,074,689)	12,661,157
Foreign currency and forward currency contracts	19,577,653	—
Purchased options	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts and options	(24,497,036)	12,661,157
Net realized and unrealized gain on investments, foreign currency, forward currency contracts and options	155,569,363	20,421,033
Net increase in net assets resulting from operations	$183,752,770	$25,038,759
* Net of foreign withholding taxes of	$5,217,552	$—
**Net of foreign capital gains taxes of	$—	$—
† Includes interest on line of credit of	$—	$1,207

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Lazard US Realty Equity Portfolio	Lazard Global Realty Equity Portfolio

$2,017,742	$262,814
31	1
2,017,773	262,815

676,430	72,574
47,643	70,655
66,912	52,656
180,242	7,785
41,046	30,673
83,006	28,954
28,726	23,414
37,333	36,184
2,330	232
6,837	5,018
1,170,505	328,145
(66,720)	(206,771)
—	(18,750)
1,103,785	102,624
913,988	160,191

2,272,434	734,176
—	(2,054)
39,164	—
2,311,598	732,122

15,361,762	59,499
—	(526)
29,595	—

15,391,357	58,973

17,702,955	791,095
$18,616,943	$951,286
$—	$13,386
$—	$71
$245	$116

Annual Report  25

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Global Listed Infrastructure Portfolio		Lazard US Realty Income Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets
Operations
Net investment income	$28,183,407	$12,304,735	$4,617,726	$7,701,746
Net realized gain on investments, foreign currency, forward currency contracts and options	180,066,399	22,632,285	7,759,876	13,703,073
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts and options	(24,497,036)	57,478,248	12,661,157	(21,754,968)
Net increase (decrease) in net assets resulting from operations	183,752,770	92,415,268	25,038,759	(350,149)

Distributions to shareholders
From net investment income
Institutional Shares	(93,499,882)	(11,132,365)	(2,171,258)	(2,107,432)
Open Shares	(8,651,001)	(618,857)	(3,053,369)	(3,536,093)
From net realized gains
Institutional Shares	(68,480,736)	(17,822,542)	(2,229,967)	(6,465,318)
Open Shares	(6,840,627)	(1,133,716)	(2,904,898)	(8,465,688)
From return of capital
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(177,472,246)	(30,707,480)	(10,359,492)	(20,574,531)

Capital stock transactions
Net proceeds from sales
Institutional Shares	823,544,885	634,839,540	30,642,647	42,701,987
Open Shares	139,281,785	29,997,173	54,138,803	121,300,948
Net proceeds from reinvestment of distributions
Institutional Shares	124,923,577	19,887,096	3,985,440	7,944,138
Open Shares	14,800,994	1,649,076	5,696,540	11,491,478
Cost of shares redeemed
Institutional Shares	(226,235,857)	(196,894,697)	(21,092,217)	(47,910,867)
Open Shares	(46,719,020)	(6,801,074)	(47,389,819)	(107,986,190)
Net increase (decrease) in net assets from capital stock transactions	829,596,364	482,677,114	25,981,394	27,541,494

Redemption fees (Note 2(h))
Institutional Shares	3,195	6,934	2,416	2,700
Open Shares	14,627	2,938	5,771	18,372
Net increase in net assets from redemption fees	17,822	9,872	8,187	21,072
Total increase (decrease) in net assets	835,894,710	544,394,774	40,668,848	6,637,886
Net assets at beginning of year	682,221,988	137,827,214	114,055,408	107,417,522
Net assets at end of year*	$1,518,116,698	$682,221,988	$154,724,256	$114,055,408
* Includes undistributed (distributions in excess of) net investment income of	$22,762,213	$4,893,045	$—	$—

Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of year	48,827,881	11,419,125	6,343,004	6,073,485
Shares sold	58,107,173	51,937,910	3,713,599	4,657,361
Shares issued to shareholders from reinvestment of distributions	9,008,859	1,546,421	479,580	1,022,521
Shares redeemed	(15,954,906)	(16,075,575)	(2,582,550)	(5,410,363)
Net increase (decrease)	51,161,126	37,408,756	1,610,629	269,519
Shares outstanding at end of year	99,989,007	48,827,881	7,953,633	6,343,004

Open Shares
Shares outstanding at beginning of year	3,125,100	1,159,035	8,991,883	6,474,598
Shares sold	9,679,786	2,376,299	6,536,633	13,171,196
Shares issued to shareholders from reinvestment of distributions	1,066,135	128,456	686,872	1,467,505
Shares redeemed	(3,255,679)	(538,690)	(5,760,461)	(12,121,416)
Net increase (decrease)	7,490,242	1,966,065	1,463,044	2,517,285
Shares outstanding at end of year	10,615,342	3,125,100	10,454,927	8,991,883

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Lazard US Realty Equity Portfolio		Lazard Global Realty Equity Portfolio
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$913,988	$1,628,515	$160,191	$100,990

2,311,598	4,359,190	732,122	793,854

15,391,357	(5,477,119)	58,973	(769,313)
18,616,943	510,586	951,286	125,531

(216,488)	(112,274)	(170,402)	(111,909)
(653,395)	(739,462)	(68,132)	(61,907)

(281,022)	(633,914)	(375,865)	(199,993)
(1,162,212)	(5,041,557)	(163,613)	(135,853)

—	—	—	(32,900)
—	—	—	(22,116)
(2,313,117)	(6,527,207)	(778,012)	(564,678)

14,479,016	6,127,319	1,487,809	4,925,553
48,165,637	48,927,295	1,461,456	1,086,728

496,372	744,504	546,267	344,801
1,678,762	5,519,188	218,688	209,328

(3,168,079)	(957,742)	(2,563,689)	(2,530,692)
(35,924,926)	(53,866,480)	(2,213,583)	(918,254)

25,726,782	6,494,084	(1,063,052)	3,117,464

11	—	—	—
4,818	8,612	—	31
4,829	8,612	—	31
42,035,437	486,075	(889,778)	2,678,348
68,667,459	68,181,384	7,684,590	5,006,242
$110,702,896	$68,667,459	$6,794,812	$7,684,590

$44,105	$—	$20,639	$(95,276)

488,840	160,617	343,325	164,688
769,862	335,532	85,002	303,046
24,881	46,396	35,657	22,413
(177,227)	(53,705)	(149,019)	(146,822)
617,516	328,223	(28,360)	178,637
1,106,356	488,840	314,965	343,325

3,776,638	3,747,565	152,733	130,199
2,599,349	2,682,699	94,693	63,297
83,854	342,619	14,293	13,430
(1,964,975)	(2,996,245)	(128,698)	(54,193)
718,228	29,073	(19,712)	22,534
4,494,866	3,776,638	133,021	152,733

Annual Report  27

The Lazard Funds, Inc. Financial Highlights

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of year	$13.13	$10.96	$9.78	$10.31	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.34	0.35	0.31	0.33	0.30
Net realized and unrealized gain (loss)	2.01	2.53	1.43	(0.48)	0.34

Total from investment operations	2.35	2.88	1.74	(0.15)	0.64
Less distributions from:
Net investment income	(1.04)	(0.33)	(0.35)	(0.15)	(0.23)
Net realized gains	(0.72)	(0.38)	(0.21)	(0.23)	(0.10)

Total distributions	(1.76)	(0.71)	(0.56)	(0.38)	(0.33)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$13.72	$13.13	$10.96	$9.78	$10.31

Total Return (c)	17.95%	26.56%	18.05%	-1.55%	6.63%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,372,216	$641,127	$125,112	$104,439	$115,680
Ratios to average net assets:
Net expenses	0.98%	1.01%	1.14%	1.09%	1.30%
Gross expenses	0.98%	1.01%	1.14%	1.09%	1.35%
Net investment income	2.35%	2.80%	3.01%	3.15%	3.01%
Portfolio turnover rate	41%	35%	26%	135%	46%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of year	$13.15	$10.97	$9.78	$10.34	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.29	0.30	0.28	0.28	0.24
Net realized and unrealized gain (loss)	2.02	2.55	1.42	(0.49)	0.38

Total from investment operations	2.31	2.85	1.70	(0.21)	0.62
Less distributions from:
Net investment income	(1.00)	(0.29)	(0.30)	(0.12)	(0.18)
Net realized gains	(0.72)	(0.38)	(0.21)	(0.23)	(0.10)

Total distributions	(1.72)	(0.67)	(0.51)	(0.35)	(0.28)

Redemption fees	— (b)	— (b)	— (b)	— (b)	—

Net asset value, end of year	$13.74	$13.15	$10.97	$9.78	$10.34

Total Return (c)	17.61%	26.24%	17.54%	-1.95%	6.28%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$145,901	$41,095	$12,715	$8,359	$118
Ratios to average net assets:
Net expenses	1.29%	1.32%	1.50%	1.60%	1.60%
Gross expenses	1.29%	1.32%	1.50%	1.67%	18.06%
Net investment income	2.04%	2.42%	2.66%	2.81%	2.37%
Portfolio turnover rate	41%	35%	26%	135%	46%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

28  Annual Report

LAZARD US REALTY INCOME PORTFOLIO

				For the Period
Selected data for a share of capital	Year Ended			9/26/11* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$7.44	$8.57	$7.46	$9.73
Income (loss) from investment operations:
Net investment income (a)	0.29	0.47	0.49	0.16
Net realized and unrealized gain (loss)	1.30	(0.27)	1.23	0.55

Total from investment operations	1.59	0.20	1.72	0.71
Less distributions from:
Net investment income	(0.32)	(0.34)	(0.37)	(0.24)
Net realized gains	(0.29)	(0.99)	(0.24)	(2.74)

Total distributions	(0.61)	(1.33)	(0.61)	(2.98)

Redemption fees	— (b)	— (b)	— (b)	—

Net asset value, end of period	$8.42	$7.44	$8.57	$7.46

Total Return (c)	21.54%	2.37%	23.32%	9.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$66,942	$47,222	$52,024	$19,849
Ratios to average net assets (d):
Net expenses	0.96%	0.95%	1.15%	1.15%
Gross expenses	0.96%	0.98%	1.16%	2.31%
Net investment income	3.52%	5.29%	5.94%	8.26%
Portfolio turnover rate	53%	104%	42%	89%

				For the Period
Selected data for a share of capital	Year Ended			6/1/11 to	Year Ended
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11	5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$7.43	$8.56	$7.45	$11.34	$10.78	$6.79
Income (loss) from investment operations:
Net investment income (a)	0.26	0.44	0.51	0.44	0.32	0.48
Net realized and unrealized gain (loss)	1.30	(0.26)	1.19	(1.21)	2.05	4.10

Total from investment operations	1.56	0.18	1.70	(0.77)	2.37	4.58
Less distributions from:
Net investment income	(0.30)	(0.32)	(0.35)	(0.38)	(0.64)	(0.59)
Net realized gains	(0.29)	(0.99)	(0.24)	(2.74)	(1.17)	—

Total distributions	(0.59)	(1.31)	(0.59)	(3.12)	(1.81)	(0.59)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$8.40	$7.43	$8.56	$7.45	$11.34	$10.78

Total Return (c)	21.35%	1.99%	23.00%	-4.82%	23.27%	69.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87,782	$66,834	$55,393	$6,007	$15,830	$9,864
Ratios to average net assets (d):
Net expenses	1.24%	1.22%	1.45%	1.47%	1.48%	1.48%
Gross expenses	1.24%	1.24%	1.47%	3.05%	2.42%	4.20%
Net investment income	3.19%	4.86%	6.18%	7.49%	2.81%	5.14%
Portfolio turnover rate	53%	104%	42%	89%	77%	116%

*	The inception date for Institutional Shares was September 26, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  29

LAZARD US REALTY EQUITY PORTFOLIO

				For the Period
Selected data for a share of capital	Year Ended			9/26/11* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$16.05	$17.40	$14.89	$15.76
Income (loss) from investment operations:
Net investment income (a)	0.28	0.41	0.31	0.10
Net realized and unrealized gain (loss)	3.85	(0.10)	2.79	2.91

Total from investment operations	4.13	0.31	3.10	3.01
Less distributions from:
Net investment income	(0.20)	(0.25)	(0.17)	(0.12)
Net realized gains	(0.27)	(1.41)	(0.42)	(3.76)

Total distributions	(0.47)	(1.66)	(0.59)	(3.88)

Redemption fees	— (b)	—	— (b)	—

Net asset value, end of period	$19.71	$16.05	$17.40	$14.89

Total Return (c)	25.70%	1.77%	20.83%	20.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,806	$7,844	$2,794	$1,525
Ratios to average net assets (d):
Net expenses	1.05%	1.13%	1.20%	1.20%
Gross expenses	1.18%	1.27%	2.34%	13.07%
Net investment income	1.50%	2.28%	1.86%	2.32%
Portfolio turnover rate	43%	98%	52%	63%

				For the Period
Selected data for a share of capital	Year Ended			6/1/11 to	Year Ended
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11	5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$16.11	$17.45	$14.92	$19.49	$16.66	$10.76
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.33	0.30	0.14	(0.07)	0.05
Net realized and unrealized gain (loss)	3.90	(0.06)	2.76	(0.90)	5.17	7.26

Total from investment operations	4.09	0.27	3.06	(0.76)	5.10	7.31
Less distributions from:
Net investment income	(0.15)	(0.20)	(0.12)	(0.06)	(0.04)	(0.17)
Net realized gains	(0.27)	(1.41)	(0.42)	(3.76)	(2.23)	(1.24)

Total distributions	(0.42)	(1.61)	(0.54)	(3.82)	(2.27)	(1.41)

Redemption fees	— (b)	— (b)	0.01	0.01	— (b)	—

Net asset value, end of period	$19.78	$16.11	$17.45	$14.92	$19.49	$16.66

Total Return (c)	25.33%	1.58%	20.58%	-2.44%	33.01%	70.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$88,897	$60,823	$65,387	$1,138	$4,852	$2,463
Ratios to average net assets (d):
Net expenses	1.35%	1.36%	1.50%	1.80%	1.93%	2.00%
Gross expenses	1.42%	1.41%	1.78%	7.48%	5.66%	17.23%
Net investment income (loss)	1.01%	1.83%	1.74%	1.36%	-0.41%	0.32%
Portfolio turnover rate	43%	98%	52%	63%	91%	138%

*	The inception date for Institutional Shares was September 26, 2011.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

30  Annual Report

LAZARD GLOBAL REALTY EQUITY PORTFOLIO

				For the Period
Selected data for a share of capital	Year Ended			9/26/11* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$15.49	$16.98	$12.18	$13.08
Income (loss) from investment operations:
Net investment income (a)	0.34	0.30	0.22	0.03
Net realized and unrealized gain (loss)	1.29	(0.18)	5.27	0.05

Total from investment operations	1.63	0.12	5.49	0.08
Less distributions from:
Net investment income	(0.61)	(0.50)	(0.57)	(0.75)
Net realized gains	(1.34)	(0.96)	(0.12)	(0.23)
Return of capital	—	(0.15)	—	—

Total distributions	(1.95)	(1.61)	(0.69)	(0.98)

Redemption fees	—	—	— (b)	—

Net asset value, end of period	$15.17	$15.49	$16.98	$12.18

Total Return (c)	10.35%	0.89%	45.14%	0.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,779	$5,320	$2,797	$1,914
Ratios to average net assets (d):
Net expenses	1.13%	1.22%	1.30%	1.30%
Gross expenses	3.79%	5.46%	5.84%	17.38%
Net investment income	2.04%	1.79%	1.50%	0.83%
Portfolio turnover rate	84%	81%	42%	41%

				For the Period
Selected data for a share of capital	Year Ended			6/1/11 to	Year Ended
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12	12/31/11	5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$15.48	$16.97	$12.17	$16.98	$14.54	$15.39
Income (loss) from investment operations:
Net investment income (a)	0.29	0.25	0.19	0.06	0.16	0.28
Net realized and unrealized gain (loss)	1.29	(0.18)	5.25	(3.89)	3.99	1.40

Total from investment operations	1.58	0.07	5.44	(3.83)	4.15	1.68
Less distributions from:
Net investment income	(0.56)	(0.45)	(0.52)	(0.75)	(0.55)	(1.51)
Net realized gains	(1.34)	(0.96)	(0.12)	(0.23)	(1.16)	(1.05)
Return of capital	—	(0.15)	—	—	—	—

Total distributions	(1.90)	(1.56)	(0.64)	(0.98)	(1.71)	(2.56)

Redemption fees	—	— (b)	— (b)	—	— (b)	0.03

Net asset value, end of period	$15.16	$15.48	$16.97	$12.17	$16.98	$14.54

Total Return (c)	10.05%	0.60%	44.81%	-22.98%	29.13%	9.65%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,016	$2,365	$2,209	$667	$1,716	$1,427
Ratios to average net assets (d):
Net expenses	1.43%	1.54%	1.60%	1.84%	1.96%	2.00%
Gross expenses	4.26%	5.81%	6.13%	16.46%	14.35%	25.27%
Net investment income	1.76%	1.45%	1.25%	0.66%	0.98%	1.71%
Portfolio turnover rate	84%	81%	42%	41%	54%	81%

*	The inception date for Institutional Shares was September 26, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  31

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2014

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of thirty-two no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio (commenced investment operations on December 31, 2014), Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Concentrated Portfolio (commenced investment operations on August 29, 2014), Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio (commenced investment operations on August 29, 2014), Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio (formerly, Lazard Emerging Markets Multi-Strategy Portfolio), Lazard Emerging Markets Debt Portfolio, Lazard Emerging Markets Income Portfolio (commenced investment operations on April 30, 2014), Lazard Explorer Total Return Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Fundamental Long/Short Portfolio (commenced investment operations on April 30, 2014), Lazard Enhanced Opportunities Portfolio (commenced investment operations on December 31, 2014), Lazard Master Alternatives Portfolio (commenced investment operations on December 31, 2014), Lazard Capital Allocator Opportunistic Strategies Portfolio, and Lazard Global Dynamic Multi Asset Portfolio (formerly, Lazard Multi-Asset Targeted Volatility Portfolio). All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, US Realty Equity, Global Realty Equity, Fundamental Long/Short and Enhanced Opportunities Portfolios, are operated as “diversified” funds, as defined in the Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of December 31, 2014. This report in-

cludes only the financial statements of Global Listed Infrastructure, US Realty Income, US Realty Equity and Global Realty Equity Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Share class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2014, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and only US Strategic Equity Portfolio had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally

32   Annual Report

traded. Investments in money market funds are valued at the fund’s NAV.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—

Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

Annual Report  33

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2014, only Global Listed Infrastructure Portfolio traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2014, transactions in options purchased were as follows:

US Realty Equity Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of year	1,530	$289,785
Options purchased	750	138,893
Options sold	(1,160)	(220,806)
Options expired	(1,120)	(207,872)
Options outstanding at end of year	—	$—

During the year ended December 31, 2014, only US Realty Equity Portfolio traded in options.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2014, the Portfolios had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the Portfolios had no such losses to defer.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Portfolios’ 2014 tax returns.

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually, except that Global Listed Infrastructure and US Realty Income Portfolios’ dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

34  Annual Report

REIT distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)

Global Listed Infrastructure	$—	$91,836,644	$(91,836,644)
US Realty Income	—	606,901	(606,901)
US Realty Equity	—	—	—
Global Realty Equity	(38,958)	140,824	(101,866)

The tax character of dividends and distributions paid during the years ended December 31 were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2014	2013	2014	2013

Global Listed Infrastructure
Institutional	$106,361,555	$19,700,194	$57,235,637	$9,217,039
Open	9,020,768	1,219,626	4,854,286	570,621
US Realty Income
Institutional	3,475,559	5,631,865	780,786	1,949,332
Open	4,983,582	9,657,803	1,119,565	3,353,531
US Realty Equity
Institutional	318,655	237,517	25,038	270,300
Open	1,825,951	2,815,400	143,473	3,203,990
Global Realty Equity*
Institutional	415,983	163,195	68,499	141,583
Open	252,029	109,706	41,501	95,178

* In 2013, Global Realty Equity Portfolio had return of capital distributions of $55,016.

At December 31, 2014, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation) including Foreign Currency

Global Listed Infrastructure	$49,587,328	$5,782,409	$13,920,114
US Realty Income	592,586	1,807,421	(2,063,458)
US Realty Equity	61,248	580,011	12,278,081
Global Realty Equity	106,201	1,814	108,021

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objec-

Annual Report  35

tive and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Global Listed Infrastructure	0.90%
US Realty Income	0.75
US Realty Equity	0.80
Global Realty Equity*	0.85

* From January 1, 2014 to June 30, 2014, the annual rate was 0.90%.

The Investment Manager has voluntarily agreed, through April 30 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares	Year

Global Listed Infrastructure	1.30%	1.60%	2024
US Realty Income	1.00	1.30	2016
US Realty Equity	1.05	1.35	2024
Global Realty Equity*	1.10	1.40	2016

* From January 1, 2014 to June 30, 2014, percentages were 1.15% and 1.45%, respectively.

During the year ended December 31, 2014, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Realty Equity	$16,930	$—	$49,790	$—
Global Realty Equity	45,164	80,415	27,410	53,782

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year ended December 31, 2014, State Street waived $18,750 of its fee for Global Realty Equity Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Funds based on relative net assets.

36  Annual Report

Effective January 1, 2015, the compensation for Independent Directors is comprised of: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings, although permeeting attendance fees will no longer be paid. Compensation is, generally, divided among the Lazard Funds and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”), based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

Portfolio	Purchases	Sales

Global Listed Infrastructure	$1,176,327,190	$465,543,153
US Realty Income	92,160,416	70,477,188
US Realty Equity	59,559,030	35,361,264
Global Realty Equity	6,812,453	8,323,923

For the year ended December 31, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2014, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Realty Income	$3,046,154	$6,350,000	1.10%	13
US Realty Equity	365,909	825,000	1.10	22
Global Realty Equity	146,077	361,000	1.10	26

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of December 31, 2014 is categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Annual Report  37

(b) Infrastructure Companies Risk—Global Listed Infrastructure Portfolio’s assets are invested primarily in securities of companies related to infrastructure industries. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to: regulation by various government authorities, including rate regulation; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure and utilities assets.

(c) Realty Companies Risk—Since US Realty Income, US Realty Equity and Global Realty Equity Portfolios focus their investments in realty companies, the Portfolios could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolios may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolios could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally. The risks related to investments in realty companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of non-realty companies traded on national exchanges, which may affect the Portfolios’ ability to trade or liquidate those securities. An investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolios generally will have no control over the operations and policies of the REITs, and the Portfolios generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

38  Annual Report

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2014:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2014

Global Listed Infrastructure Portfolio
Assets:
Common Stocks*	$304,745,544	$1,120,548,263	$—	$1,425,293,807
Short-Term Investment	54,796,965	—	—	54,796,965
Other Financial Instruments**
Forward Currency Contracts	—	17,854,270	—	17,854,270
Total	$359,542,509	$1,138,402,533	$—	$1,497,945,042
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(567,267)	$—	$(567,267)
US Realty Income Portfolio
Common Stocks*	$13,647,215	$—	$—	$13,647,215
Preferred Stocks*	30,309,478	—	—	30,309,478
Real Estate Investment Trusts	107,984,601	—	—	107,984,601
Short-Term Investment	2,904,095	—	—	2,904,095
Total	$154,845,389	$—	$—	$154,845,389
US Realty Equity Portfolio
Common Stocks*	$9,088,993	$—	$—	$9,088,993
Real Estate Investment Trusts	99,472,357	—	—	99,472,357
Short-Term Investment	1,282,479	—	—	1,282,479
Total	$109,843,829	$—	$—	$109,843,829
Global Realty Equity Portfolio
Common Stocks*	$467,919	$1,773,051	$—	$2,240,970
Real Estate Investment Trusts*	3,051,298	1,459,300	—	4,510,598
Short-Term Investment	16,508	—	—	16,508
Total	$3,535,725	$3,232,351	$—	$6,768,076

*	Please refer to Portfolios of Investments (page 14 through 19) and Notes to Portfolios of Investments (page 21) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Listed Infrastructure and Global Realty Equity Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

Annual Report  39

At December 31, 2014, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

Global Listed Infrastructure	$497,242,590
Global Realty Equity	2,518,973

There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2014.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or options.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of covered call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

Global Listed Infrastructure Portfolio

During the year ended December 31, 2014, the notional amounts of purchases and sales of forward currency contracts were $4,059,299,016 and $4,701,759,762, respectively, with average notional exposure of approximately $942,900,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2014:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$17,854,270
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$567,267

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$90,871,561
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$19,651,259

US Realty Equity Portfolio

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized gain on purchased options	$39,164
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized appreciation on purchased options	$29,595

See Notes 2(c), 2(d) and the Portfolios of Investments for additional disclosures about derivative instruments.

During the year ended December 31, 2014, US Realty Income and Global Realty Equity Portfolios did not trade in derivatives.

As of December 31, 2014, Global Listed Infrastructure Portfolio holds derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

40   Annual Report

The required information for the affected Portfolio is presented in the below table, as of December 31, 2014:

Global Listed Infrastructure Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$17,854,270	$ —	$17,854,270

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Barclays Bank PLC	$189,941	$—	$—	$189,941
BNP Paribas SA	1,839,378	(66,359)	—	1,773,019
Canadian Imperial Bank of Commerce	4,199,856	(41,413)	—	4,158,443
Citibank NA	1,672,859	(84,893)	—	1,587,966
Credit Suisse International	1,630,383	(140,728)	—	1,489,655
HSBC Bank USA NA	1,950,414	(77,466)	—	1,872,948
The Bank of New York Mellon Corp.	2,080,450	—	—	2,080,450
Royal Bank of Canada	4,290,989	(57,829)	—	4,233,160
Total	$17,854,270	$(468,688)	$—	$17,385,582

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$567,267	$ —	$567,267

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

BNP Paribas SA	$66,359	$(66,359)	$—	$—
Canadian Imperial Bank of Commerce	41,413	(41,413)	—	—
Citibank NA	84,893	(84,893)	—	—
Credit Suisse International	140,728	(140,728)	—	—
HSBC Bank USA NA	77,466	(77,466)	—	—
JPMorgan Chase Bank NA	9,984	—	—	9,984
Royal Bank of Canada	57,829	(57,829)	—	—
State Street Bank and Trust Co.	88,595	—	—	88,595
Total	$567,267	$(468,688)	$—	$98,579

Annual Report  41

11. Change of Independent Registered Public Accounting Firm

On February 26, 2014, Deloitte & Touche LLP (“Deloitte”) was selected as the Fund’s independent registered public accounting firm for the 2014 fiscal year. The decision to change accountants was recommended and approved by the Audit Committee and approved by a majority of the Fund’s Board, including a majority of the Independent Directors. The predecessor independent registered public accounting firm’s reports on the Fund’s financial statements for each of the years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through February 28, 2014, the date of the predecessor independent registered public accounting firm’s report on the Fund’s financial state-

ments for the year ended December 31, 2013, there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

12. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

42  Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Lazard Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Global Listed Infrastructure Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio and Lazard Global Realty Equity Portfolio (collectively the “Portfolios”), four of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Portfolios for the year ended December 31, 2013 were audited by other auditors whose reports, dated February 28, 2014, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. Where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Global Listed Infrastructure Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio and Lazard Global Realty Equity Portfolio of The Lazard Funds, Inc. as of December 31, 2014, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2015

Annual Report  43

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (69)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (62 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Richard Reiss, Jr. (70)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (54)	Director	Investment Manager, Chief Executive Officer (2004 – present)
(July 2005)
Lazard Ltd, Vice Chairman and Director (2010 – present)

44  Annual Report

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2015, 38 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Chief Compliance Officer and Director of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (39)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Annual Report  45

Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information
Year Ended December 31, 2014

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2014:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Global Listed Infrastructure	35.24%
US Realty Income	—
US Realty Equity	7.03
Global Realty Equity	2.57

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Global Listed Infrastructure	3.98%
US Realty Income	—
US Realty Equity	6.97
Global Realty Equity	1.02

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

46  Annual Report

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS028

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Registrant’s principal accountants were Anchin, Block & Anchin LLP (AB&A) for year 2013 and Deloitte & Touche LLP (D&T) for year 2014.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $877,800 in 2013 (AB&A) and $890,000 in 2014 (D&T).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $193,600 in 2013 (AB&A) and $203,900 in 2014 (D&T). These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (‘Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”).

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) above. There were no fees billed in the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the serviced reported in paragraphs (a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to the Registrant that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $193,600 in 2013 (AB&A) and $1,290,951 in 2014 (D&T).

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics referred to in Item 2.

(a)(2)  Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 10, 2015

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 10, 2015